AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 12, 2019

File No. 33-67386
File No. 811-09154

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 32

ON FORM N-6

TO REGISTRATION STATEMENT ON FORM S-6 UNDER THE SECURITIES
ACT OF 1933

AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940

AMENDMENT NO. 92

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
(Exact Name of Registrant)

LINCOLN BENEFIT LIFE COMPANY
(Name of Depositor)
1221 N Street, Suite 200
Lincoln, Nebraska 68508
(Complete Address of Depositor's Principal Office)

FOROZAN NASERY
Lincoln Benefit Life Company
1221 N Street, Suite 200
Lincoln, Nebraska 68508
1-888-674-3667
(Name and Complete Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after effective date.

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/X/ on May 1, 2019, pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a) of Rule 485
/ / on --------- pursuant to paragraph (a) of Rule 485

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933, pursuant to Section 24 of the Investment Company Act of 1940.

Investor’s Select Variable Universal Life Insurance Policy Prospectus
Flexible Premium Variable Universal Life Insurance Policies

Issued by:
Lincoln Benefit Life Company

In connection with:
Lincoln Benefit Life Variable Life Account

Street Address:
2940 S. 84th Street
Lincoln, NE 68506-4142

Mailing Address:
P.O. Box 660191
Dallas, TX 75266-0191

Telephone Number: 1-800-865-5237
Fax Number: 1-866-525-5433

This Prospectus describes information you should know before you purchase the Investor’s Select Flexible Premium Variable Universal Life Insurance Policy. Please read it carefully and retain it for your records.
This Policy is designed to provide both life insurance protection and flexibility in connection with Premium payments and Death Benefits. Subject to certain restrictions, you may vary the frequency and amount of Premium payments and increase or decrease the level of life insurance benefits payable under the Policy.
Effective December 31, 2003, this product is no longer being offered for sale.
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Lincoln Benefit Life Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Lincoln Benefit Life Company electronically by contacting Lincoln Benefit Life Company Customer Service at 1-800-865-5237.
You may elect to receive all future reports in paper free of charge. You can inform Lincoln Benefit Life Company that you wish to continue receiving paper copies of your shareholder reports by contacting Lincoln Benefit Life Company Customer Service at 1-800-865-5237. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

The date of this Prospectus is May 1, 2019

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DISTRIBUTION	33
LEGAL PROCEEDINGS	33
LEGAL MATTERS	33
FINANCIAL STATEMENTS	34
CYBER SECUIRTY RISKS	34
GLOSSARY OF SPECIAL TERMS	35
WHERE YOU CAN FIND MORE INFORMATION	37
THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. LINCOLN BENEFIT LIFE COMPANY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.
Capitalized terms used in this prospectus are defined where first used or in the Glossary beginning on page 35 of this prospectus.

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Summary
Description of the Policy and Policy Benefits
1. What is a Flexible Premium Variable Universal Life Insurance Policy?
Your Policy is designed to be flexible to meet your specific life insurance needs. Your Policy has a Death Benefit, Policy Value (both terms defined below) and other features of life insurance providing fixed benefits. Your Policy is a “flexible premium” policy because you have a great amount of flexibility in determining when and how much Premium you want to pay. Your Policy is a “variable” policy because the Death Benefit and Policy Value vary according to the investment performance of the Sub-Accounts to which you have allocated your Premiums. The Policy provides you with an opportunity to take advantage of any increase in your Policy Value but you also bear the risk of any decrease.
2. What are the Premiums for this Policy?
You have considerable flexibility as to the timing and amount of your Premiums. You have a required first year Premium for your Policy, which is based on your Policy’s Face Amount and the Insured’s age, sex and risk class. You do not have to pay the required Premium after the first Policy Year. However, to take advantage of the Guaranteed Minimum Death Benefit (“GMDB”) feature you must pay the cumulative monthly guarantee premiums due. If you allow the GMDB feature to terminate, you must pay enough Premium so that your Lapse Determination Value can pay Monthly Deductions. Otherwise, you may pay any level of Premium, as long as the Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code. For more information, please see “Purchase of Policy and Premiums” on page 11 and “Federal Taxes” beginning on page 29.
You also may establish a planned periodic Premium. You are not required to pay the planned periodic Premium and we will not terminate your Policy merely because you did not.
If you pay more Premium than permitted under section 7702A of the Tax Code, your Policy would be classified as a modified endowment contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see “Federal Taxes - Modified Endowment Contracts” on page 31.
3. What is the Guaranteed Minimum Death Benefit feature?
Unless otherwise required by your state, we agree to keep the Policy (including any riders) in force for a specified period, regardless of the investment performance of the Sub-Accounts, and provide a Guaranteed Minimum Death Benefit for either:

(a)	the Insured’s lifetime; or

(b)	for issue ages 0-55: to the Insured’s Attained Age 65;

(c)	for issue ages 56-70: 10 Policy Years; or

(d)	for issue ages 71-79: to the Insured’s Attained Age 80
so long as you pay the appropriate monthly guarantee premium. For additional discussion, see “Purchase of Policy and Premiums - Monthly Guarantee Premiums” on page 12.
4. How is my Policy Value Determined?
Your Premiums are invested in one or more of the Sub- Accounts or allocated to the Fixed Account, as you instruct us. Your Policy Value is the sum of the values of your interests in the Sub-Accounts of the Separate Account, plus the values in the Fixed Account and the Loan Account. Your Policy Value depends on the investment performance of the Sub-Accounts and the amount of interest we credit to the Fixed Account, as well as the Net Premiums paid, partial withdrawals, and charges assessed. We have summarized the charges imposed under the Policy in “Fee Tables” and described them in more detail in “Charges and Deductions” on page 26. For additional discussion of your Policy Value, please see “Policy Value” on page 13.
5. What are the Investment Choices for this Policy?
The Policy currently offers multiple investment options, each of which is a Sub-Account. You may invest in up to twenty-one (21) Sub-Accounts or twenty (20) Sub-Accounts plus the Fixed Account. Each Sub-Account invests in a single Portfolio. See “Investment and Fixed Account Options - The Sub-Accounts and the Portfolios” on page 17 for a listing of the Sub-Accounts currently available under the Policy. We also offer a Fixed Account option. You may transfer money among your investment choices, subject to restrictions. Please see “Risks of the Policy” on page 6 and “Transfers - Trading Limitations” on page 16.
6. How are my Premiums Allocated?
Before your Premiums are allocated to the Policy Value, we deduct a 2.5% Premium Charge. For more detail, see “Charges and Deductions” on page 26. The amount remaining after the deduction of the Premium Charge is called the Net Premium.
When you apply for the Policy, you specify in your application how to allocate your Net Premiums. You may change your allocations at any time by notifying us in writing at the address on the front cover of this Prospectus. See “Purchase of Policy and Premiums - Allocation of Premiums” on page 12.

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Generally, we allocate your initial Premiums to the Sub-Accounts and the Fixed Account when we have received your Premium and underwriting approval. We reserve the right, however, to delay the allocation of your initial Premium to the Sub-Accounts as described in “Purchase of Policy and Premiums - Allocation of Premiums” on page 12. Furthermore, if outstanding requirements prevent us from placing your Policy in force, your Premiums are not allocated until you satisfy those requirements.
We generally allocate your other Premiums to the Sub-Accounts and the Fixed Account as of the date we receive your Premiums in our home office. However, we reserve the right to delay the allocation of any Premium that requires underwriting.
7. May I Transfer Policy Value Among the Sub-Accounts and the Fixed Account?
You may transfer Policy Value among the Sub-Accounts and the Fixed Account by writing to or calling us at the address or telephone number shown on the first page of this Prospectus. While you also may transfer amounts from the Fixed Account, certain restrictions may apply. While we currently are waiving the transfer fee, we reserve the right under your Policy to charge a transfer fee on certain transfers. See “Transfers” on page 14.
In addition, you may use our automatic Dollar Cost Averaging Program or our Portfolio Rebalancing Program, though you may not use both at the same time. For additional information, please see “Transfers - Dollar Cost Averaging” on page 14.
8. What are the Death Benefit Options?
While your Policy is in force, we will pay a Death Benefit to the Beneficiary upon the death of the Insured. The Policy provides for two Death Benefit options you may choose between while the Insured is alive. Under Option 1, the Death Benefit is equal to the greater of your Policy’s Face Amount or the Policy Value multiplied by a specified percentage. Under Option 2, the Death Benefit is equal to the greater of your Policy’s Face Amount plus the Policy Value on the Insured’s date of death or the Policy Value multiplied by a specified percentage. Decreases in the Policy Value never cause the Death Benefit to be less than the Face Amount. Before we pay the Death Benefit to the Beneficiary, however, we subtract an amount sufficient to repay any outstanding Policy Debt and to pay any due and unpaid charge. For additional information, please see “Policy Loans” on page 22 and “Death Benefits and Optional Insurance Benefits” on page 20.
9. How is the Death Benefit paid?
While the Policy is in force and when the Insured dies, we pay a Death Benefit to your Beneficiary. You or your Beneficiary may choose to receive the proceeds of the Policy in the form of one sum payment or over a period under an optional payment plan. The Death Benefit proceeds are reduced by any amount you owe us, such as outstanding loans, loan interest or unpaid charges. The proceeds may be increased if, for example, you have added a rider that provides an additional benefit. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.
10. Can I Increase or Decrease my Policy’s Face Amount?
Yes, you have considerable flexibility to increase or decrease your Policy’s Face Amount. You may request an increase and/or a decrease after the fifth Policy Year by sending a written request to us. Your requested increase must be at least $10,000. If you request an increase, you must provide evidence of insurability to us that meets our standards. An increase in the Face Amount increases the charges deducted from your Policy Value. You may not decrease the Face Amount of your Policy below $25,000. We do not permit a Face Amount change if the Policy is in the Grace Period. For more detail, see “Death Benefits and Optional Insurance Benefits - Change to Face Amount” on page 21. In addition, modifying your Policy’s Face Amount might have tax ramifications. For an additional discussion, please see “Federal Taxes” on page 29.
11. Do I have Access to the Value of my Policy?
Yes. You may surrender your Policy at any time for its Net Surrender Value. Upon surrender, life insurance coverage under your Policy ends. We may subtract a surrender charge from your surrender proceeds during the first twelve Policy Years and the first twelve years following an increase to the Face Amount. For more information concerning the calculation of surrender charges, see “Charges and Deductions - Surrender Charge” on page 27.
You also may withdraw part of your Policy Value through a partial withdrawal, which must equal at least $250. In addition, the maximum partial withdrawal amount may not reduce the Face Amount below $25,000. For more detail, see “Surrenders and Withdrawals” on page 24.
Surrenders and withdrawals may have tax consequences. For an additional discussion, please see “Risks of the Policy” on page 6 and “Federal Taxes - Taxation of Policy Benefits” on page 30.
12. May I Take out a Policy Loan?
You may borrow money from us using your Policy as security for the loan. The maximum loan amount is equal to 90% of the Surrender Value. Other restrictions may apply if your Policy is issued in connection with a Qualified Plan. For more detail, see “Policy Loans” on page 22. For a discussion regarding the possible tax consequences of loans, see “Federal Taxes” on page 29.

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13. Can I Exchange my Policy?
During the first 24 months after your Policy is issued, or the first two years after an increase in the Face Amount, if your Policy remains in force, you may exchange or amend your Policy to convert it to a non-variable universal life insurance policy without submitting proof of insurability. We will accomplish the conversion by transferring all of your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Sub-Accounts. Charges under the amended Policy will be based on the same risk classification as the Policy. We will not charge you for this conversion.
14. Can I Cancel my Policy?
You may cancel your Policy by returning it to us within 10 days after you receive it, or after whatever longer period may be permitted by the laws of the state in which you reside. We refund the Policy Value as of the date we receive your returned Policy, plus any charges previously deducted, unless your state requires a refund of Premium. Your Policy contains specific information about your free-look rights in your state. For more information, see “Cancellation and Conversion Rights - Free-Look Period,” on page 25.
Risks of the Policy
1. Is my Policy Value Guaranteed?
Your Policy Value is not guaranteed. However, the payment of the Death Benefit may be guaranteed under the Guaranteed Minimum Death Benefit feature. The value of your Policy fluctuates with the performance of the investment options you choose. Your investment options may not perform to your expectations. Your Policy Values in the Sub-Accounts may rise or fall depending on the performance of the Portfolios in which the Sub-Accounts invest and the charges under your Policy. For more detail, please see “The Portfolios and Associated Risks” on page 7 and “Investment and Fixed Account Options” on page 17. In addition, a guarantee with respect to interest rate applies only to the Fixed Account investment option.
2. Is this Policy Suitable for Short-Term Savings?
No, you should not purchase the Policy if you may need to access the Policy Value within a short time. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered.
3. Can my Policy Lapse?
Your Policy could terminate if the value of your Policy becomes too low to support the Policy’s monthly charges and the Guaranteed Minimum Death Benefit feature is not in effect. If this occurs, we notify you in writing. You will then have a 61-day Grace Period to pay additional amounts to prevent your Policy from terminating. See “Lapse and Reinstatement” on page 25. If you have any outstanding Policy Loans when your Policy lapses, you may have taxable income as a result. See “Federal Taxes” on page 29.
4. Are There Risks Involved with Specialized Uses of the Policy?
Because the Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient Premiums are not paid, the Policy may lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences. See “Federal Taxes” on page 29.
5. What are the Limitations on Withdrawal?
After the first Policy Year, withdrawals are permitted. As noted above, the minimum withdrawal amount permitted is $250, and maximum partial withdrawal amount may not reduce the Face Amount below $25,000. We impose a proportionate percentage of the surrender charge on each withdrawal. Please note that withdrawals reduce your Policy’s Death Benefit. See “Partial Withdrawal” on page 24. In addition, withdrawals may have tax consequences. See “Federal Taxes” on page 29.
6. What are the Limitations on Transfer?
We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account. In addition, while we currently are not charging a transfer fee, the Policy gives us the right to impose a transfer fee of up to $25 in certain circumstances. If allowed in your state, we reserve the right to limit transfers in any Policy Year, or to refuse any transfer request for a Policy Owner or certain Policy Owners. For example, we reserve the right to limit excessive trading and transfers that would disadvantage Policy Owners or have a detrimental effect on Accumulation Unit Values or the share price of any Portfolio. See “Transfers - Trading Limitations” on page 16.
7. What are the Limitations or Charges on Surrender of the Policy?
You may surrender your Policy at any time. We deduct a surrender charge from the surrender proceeds. The surrender charge is calculated as described in “Charges and Deductions - Surrender Charge” on page 27. While the amount of the surrender charge

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decreases over time, it may be a substantial portion or even exceed your Policy Value. In addition, the surrender of your Policy may have tax consequences. See “Federal Taxes” on page 29.
8. What are the Risks of Taking a Policy Loan?
Taking a loan from your Policy may increase the risk that your Policy will lapse, will have a permanent effect on your Policy Value and will reduce the Death Proceeds. In addition, if your Policy is a modified endowment contract for tax purposes, taking a Policy Loan may have tax consequences. See “Federal Taxes - Modified Endowment Contracts” on page 31.
9. What are the Tax Consequences of Buying this Policy?
Your Policy is structured to meet the definition of a life insurance contract under the Tax Code. We may need to limit the amount of Premiums you pay under the Policy to ensure that your Policy continues to meet that definition.
Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total Premiums paid. Amounts received upon surrender or withdrawal in excess of Premiums paid are treated as ordinary income.
Special rules govern the tax treatment of life insurance policies that meet the federal definition of a modified endowment contract. Depending on the amount and timing of your Premiums, your Policy may meet that definition. Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Withdrawals and policy loans, however, are treated differently. Amounts withdrawn and policy loans are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includible in your taxable income. In addition, an additional 10% federal penalty tax is generally imposed on the taxable portion of amounts received before age 59½. We will not accept any Premium that would cause the Policy not to qualify as a life insurance contract under the Tax Code. For more information on the tax treatment of the Policy, see “Federal Taxes” on page 29.
The death benefit of life insurance policies that were transferred for value may be subject to ordinary income taxes. Estate taxes may apply. Consult your tax advisor for additional information.
The Portfolios And Associated Risks
1. What is a Portfolio?
Each of the Sub-Accounts invests in the shares of one of the Portfolios. Each Portfolio is either an open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”) or a separate investment series of an open-end management investment company. Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies, which are described in the Prospectuses for the Portfolios. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other. Under the Policy, the Sub-Accounts currently invest in the Portfolios set forth in this Prospectus. Some of the Sub-Accounts described in this Prospectus may not be available under your Policy. For an additional discussion of the Portfolios, please see “Investment and Fixed Account Options - The Sub-Accounts and the Portfolios” on page 17.
2. What are the Risks of the Portfolios?
We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives. A description of each Portfolio’s investment policies and a comprehensive statement of each Portfolio’s risks may be found in its Prospectus. For additional information, please see “Investment and Fixed Account Options - The Sub-Accounts and the Portfolios” on page 17.
3. How can I Learn More about the Portfolios?
You should read the Portfolios’ current Prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks. You should read the Portfolios’ Prospectuses before allocating amounts to the Sub-Accounts. If you do not have a Prospectus for a Portfolio, please contact us at the number listed on the first page of this Prospectus and we will send you a copy.

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Fee Tables
The following tables describe the fees and expenses that you pay when buying, owning and surrendering the Policy. The first table describes the maximum fees and expenses that you pay at the time that you buy or surrender the Policy or transfer cash value between investment options.

TRANSACTION FEES

Charge	When Charge is Deducted	Amount Deducted
Premium Charge	When you pay a Premium.	2.5% of the Premium amount.

Surrender Charge (per $1000 of Face Amount) (1)	When you surrender your Policy during the first 12 Policy Years.

Minimum and Maximum Initial Surrender Charge:		Minimum: $2.27 per $1000. Maximum: $50.66 per $1000

Initial Surrender Charge for 40 year-old male non-smoker, $150,000 Face Amount		$8.14 per $1000.

Transfer Fee (2)	Each transfer after the first in each calendar month.	$25.00 maximum; $0 current

Net Loan Interest Rate (3)(4)	When you have a Policy Loan	Net Interest Rate on Standard Loans 2% Net Interest Rate on Preferred Loans 0%

(1)
The initial amount of the surrender charge generally equals the Initial Face Amount of your Policy multiplied by the applicable rate per thousand dollars of Face Amount. The applicable rate depends on the Premium, Insured’s age at issue, sex and status as a nonsmoker or smoker. For partial withdrawals made during the first twelve Policy Years, we assess a proportionate percentage of the surrender charge. The proportionate percentage is the amount of the partial withdrawal requested divided by the surrender value. When a partial withdrawal is assessed, we will reduce any remaining surrender charges in a proportionate manner. An additional surrender charge is imposed if you increase your Policy’s Face Amount. The surrender charge shown in the table above may not be representative of the charge you would pay. For more information about the surrender charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(2)	Currently, we are waiving this fee.

(3)
The net interest rate represents the difference between the interest rate we charge on the loan and the interest rate that is credited to the loan amount once it is moved to the Loan Account. We are currently crediting 4% to the amount allocated to the Loan Account. For more information, see “Policy Loans” on page 22.

(4)	Beginning in policy year 13, all new and existing loans will be treated as preferred loans with regard to interest accruing or credited on or after April 15, 2006.

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The table below describes the fees and expenses that you pay periodically during the time that you own the Policy, not including the Portfolio fees and expenses. Each of these fees is calculated monthly and deducted from your Policy Value as part of the Monthly Deduction.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance Charge (per $1000 Net Amount at Risk) (1)	Monthly
Minimum and Maximum COI Charge:		Guaranteed: Minimum: $0.06 per $1000. Maximum: $83.33 per $1000.	Current: Minimum: $0.06 per $1000. Maximum: $24.83 per $1000
Minimum & Maximum COI Charge for a 40-year old Male Non-Smoker, $150,000 Face Amount		Guaranteed: Minimum: $0.20 per $1000. Maximum: $83.33 per $1000.	Current: Minimum: $0.19 per $1000. Maximum: $19.27 per $1000.
Policy Fee	Monthly	$5.00
Administrative Expense Charge	Yearly	Annual Rate for Policy Years 1-12: 0.20% of the Policy Value	Annual Rate for Policy Years 13+: 0%
Risk Charge (as a percentage of each Sub-Account Value) (2)	Daily	Annual Rate for All Policy Years: Guaranteed: 0.90% Current: 0.70%

(1)
The cost of insurance charge varies based on individual characteristics such as the age, Policy Year, underwriting class, Face Amount and sex of the Insured. The cost of insurance charge increases as the Insured ages. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate than the guaranteed rate shown in your Policy. We calculate a separate cost of insurance charge for any increase in the Face Amount based on the Insured’s circumstances at the time of the increase. For more information about the calculation of the cost of insurance charges, see “Charges and Deductions” on page 26.

The cost of insurance charge shown in the table above may not be representative of the charge you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(2)
The daily equivalent of the risk charge is deducted from the Accumulation Unit Values on each Valuation Date. The daily risk charge is currently 0.000019178, guaranteed not to exceed 0.000024658 thereafter.

We currently do not deduct a separate charge against the Separate Account for income taxes. In the future, however, we may impose such a charge if in our sole discretion we determine that we will incur a tax from the operation of the Separate Account.

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OPTIONAL BENEFIT CHARGES
Currently, we are offering the following optional riders, which are subject to state availability. The charges for the riders you select are deducted monthly from your Policy Value as part of the Monthly Deduction. You may not be eligible for all optional Riders shown below. The benefits provided under each rider are summarized in “Optional Insurance Benefits” beginning on page 21:

Optional Benefit	When Charge is Deducted	Amount Deducted
Children’s Level Term Rider (per $5,000 unit of coverage	Monthly	$2.50 per unit
Accidental Death Benefit Rider (per $1,000 of benefit amount) (1)	Monthly
Minimum and Maximum COI Charge:		Minimum COI: $0.08 per $1,000 Maximum COI: $0.13 per $1,000
COI Charge for a 40-year old Male Non-Smoker, $150,000 Face Amount		COI: $0.10 per $1,000
Continuation of Premium Rider (per $100 of benefit amount) (2)	Monthly
Minimum and Maximum COI Charge:		Minimum COI: $0.23 per $100 Maximum COI: $1.54 per $100
COI Charge for a 40-year old Male Non-Smoker, $150,000 Face Amount		COI: $0.41 per $100
Additional Insured Rider (per $1,000 of benefit amount) (3)	Monthly
Minimum and Maximum COI Charge:		Guaranteed: Minimum COI: $0.06 per $1,000 Maximum COI: $83.33per $1,000 Current: Minimum COI: $0.07 per $1,000 Maximum COI: $24.66 per $1,000
Minimum & Maximum COI Charge for a 40-year old Male Non-Smoker, $150,000 Face Amount		Guaranteed: Minimum COI: $0.20 per $1,000 Maximum COI: $83.33 per $1,000 Current: Minimum COI: $0.25 per $1,000 Maximum COI: $19.60 per $1,000
Primary Insured Rider (per $1,000 of benefit amount) (4)	Monthly
Minimum and Maximum COI Charge:		Guaranteed: Minimum COI: $0.06 per $1,000 Maximum COI: $83.33per $1,000 Current: Minimum COI: $0.05 per $1,000 Maximum COI: $24.66 per $1,000
Minimum & Maximum COI Charge for a 40-year old Male Non-Smoker, $150,000 Face Amount		Guaranteed: Minimum COI: $0.20 per $1,000 Maximum COI: $83.33per $1,000 Current: Minimum COI: $0.17 per $1,000 Maximum COI: $19.60 per $1,000
Accelerated Death Benefit Rider, Terminal Illness (5)	N/A	N/A

(1)
The applicable charge depends on the Insured’s age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(2)
The applicable charge depends on the Insured’s sex and age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(3)
The applicable charge depends on the Additional Insured’s age, sex and underwriting status when the Rider was added to your Policy. This Rider may no longer be added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that applies to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(4)
The applicable charge depends on the Insured’s age at issue, sex and underwriting status. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(5)	There is no additional cost for these Riders. The Accelerated Death Benefit Rider, Terminal Illness, may be added to your Policy at any time.

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The table below shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. Advisors and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios’ expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Portfolio’s fees and expenses appears in the prospectus for each Portfolio.
Portfolio Total Annual Operating Expenses

	Minimum	Maximum
Total Annual Operating Expenses (1) (expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses)	0.10%	1.25%

(1)	Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2018.

Purchase of Policy and Premiums
Application for a Policy. You may apply to purchase a Policy by submitting a written application to us at the address given on the first page of this Prospectus. We generally do not issue Policies to insure people who are older than age 80. The minimum Face Amount for a Policy is $50,000 ($25,000 for Insureds age 65 or over at the Issue Date). Before we issue a Policy, we require you to submit evidence of insurability satisfactory to us. Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any lawful reason. If we do not issue a Policy to you, we return your Premium to you. We reserve the right to change the terms or conditions of your Policy to comply with changes in the applicable law. We have described some of the variations from the information appearing in this Prospectus due to individual state requirements in the SAI or in endorsements to the Policy, as appropriate.
We issue your Policy when we have determined that your application meets our underwriting requirements. We apply our customary underwriting standards to the proposed Insured. If on the Issue Date there are outstanding requirements that prevent us from placing your Policy in force, we will allocate your Premium when all requirements have been met. An example of an outstanding requirement is an amendment to your application that requires your signature. We commence coverage of the Insured under the Policy, on the later of: (i) the Issue Date, (ii) the date that we receive your first Premium, or (iii) the date that all requirements have been met.
If you pay a Premium with your application and your requested Face Amount is less than $500,000, we provide the Insured with temporary conditional insurance only if you meet all of the terms of a conditional receipt. The temporary conditional insurance provides coverage during the underwriting of your application but only if you are ultimately approved for coverage on the same basis as the risk classification and Face Amount of coverage for which you applied. This temporary conditional coverage starts when you complete your application and pay the first Premium, unless a medical exam or lab test results are required. In that event, temporary conditional coverage starts when all medical exams and lab tests have been completed. The Issue Date determines Monthly Deduction Days, Policy Months, and Policy Years.
Premium Payments. During the first Policy Year, you must pay an amount at least equal to the required Premium shown in your Policy. We send you a reminder notice if you pay annually, semi-annually or quarterly. You may also make a Monthly Automatic Payment.
After the first Policy Year, you may pay additional Premium at any time, and in any amount, as long as your Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code, as explained in “Federal Taxes” beginning on page 29. Premiums must be sent to us at our mailing address on the first page. Unless you request otherwise in writing, we treat all payments received while a Policy loan exists as new Premium.
Your Policy also shows a planned periodic Premium amount; however, you are not required to pay the planned periodic Premiums. You set the planned periodic Premium when you purchase your Policy. Your Policy will not lapse because you did not pay a planned periodic Premium.
Even if you pay all of the planned periodic Premiums, however, your Policy nevertheless may enter the Grace Period and thereafter lapse if you have not paid either the Lifetime Guarantee Premium or the Safety Net Premium amount and the Net Surrender Value is no longer enough to pay the Monthly Deductions. Please see the “Monthly Guarantee Premiums” discussion just below. Yet, paying planned periodic Premiums will generally provide greater benefits than if a lower amount of Premium is paid. Paying planned periodic Premiums can also help to keep your Policy in force if your planned Premium payments are at least as great as the Lifetime Guarantee Premium or the Safety Net Premium amount.
Premium Limits. Before we accept any Premium that would require an increase in the net amount at risk under the Policy, you first must provide us with evidence of insurability. The Tax Code imposes limits on the amount of Premium that can be contributed under a life insurance contract. If you exceed this limit, your Policy would lose its favorable federal income tax treatment under the Tax Code. Accordingly, we will not accept any Premium that would cause your Policy to exceed this limit, unless you increase the

11 PROSPECTUS

Face Amount of your Policy appropriately. To obtain this increase, you must submit a written request to us and provide evidence of insurability meeting our then current underwriting standards. Otherwise, we will only accept the portion of your Premium that would cause your total Premiums to equal the maximum permitted amount and we will return the excess to you. In addition, we will not accept any additional Premium from you until we can do so without exceeding the limit set by the Tax Code.
Paying too much Premium also could cause your Policy to be treated as a “modified endowment contract” for federal income tax purposes. See “Modified Endowment Contracts” at page 31 below for more information.
Monthly Guarantee Premiums. The Policy offers a Guaranteed Minimum Death Benefit feature with two levels of monthly guarantee premiums - the Lifetime Guarantee Premium and the Safety Net Premium. This feature provides assurance that coverage will remain in force for specified periods regardless of changes in the Policy Value.
Lifetime Guarantee Premium. We guarantee that, during the Insured’s Lifetime, even if the Lapse Determination Value is not sufficient to pay the Monthly Deductions, your Policy (including any riders) will stay in force as long as your total Premiums, minus partial withdrawals and Policy Debt, at least equal the product of the monthly Lifetime Guarantee Premium times the number of months since the Issue Date. This feature may not be available in all states.
Safety Net Premium. If your total Premiums minus partial withdrawals and Policy Debt at least equal the sum of the monthly Safety Net Premium times the number of months since the Issue Date, we guarantee that your Policy (including any riders) will remain in force during a specified period even if the Lapse Determination Value becomes insufficient to cover Monthly Deductions. The specified period varies by Issue Age as follows:
Issue ages 0-55: to the Insured’s Attained Age 65;
Issue ages 56-70: 10 Policy Years; or
Issue ages 71-79: to the Insured’s Attained Age 80.
In some states, these Safety Net Premium periods are not permitted by law. Please check with your local representative on the Safety Net period approved in your state.
During the first Policy Year, the Safety Net Premium amount equals the required Premium. As a result, if you pay your required Premium on a timely basis, the Safety Net Premium feature remains in effect. Because the Safety Net Premium feature covers optional Riders, adding optional Riders to your Policy increases your Safety Net Premium amount.
Before your Policy is issued, you must choose which Monthly Guarantee Premium option will apply to your Policy. If you do not make an election, the Safety Net Premium will apply. You may not change your election after your Policy is issued. If at any time your total Premiums, less partial withdrawals and Policy Debt, are less than the product of the Monthly Guarantee Premium times the number of Policy Months since the Issue Date, we will let you know and you will have 61 days to satisfy the shortfall. If you do not, the Guaranteed Minimum Death Benefit feature will end. Once the Guaranteed Minimum Death Benefit feature terminates, you cannot reinstate it and your Policy stays in force only as long as the Lapse Determination Value is sufficient to pay the Monthly Deductions. For more detail about the circumstances in which the Policy will lapse, see “Lapse and Reinstatement” on page 25.
Increases, decreases, partial withdrawals, Death Benefit option changes, and addition or deletion of riders may affect the Monthly Guarantee Premium Amount.
Modified Endowment Contracts. Under certain circumstances, a Policy could be classified as a “modified endowment contract,” which is a category of life insurance contract defined in the Tax Code. If your Policy were to become a modified endowment contract, distributions and loans from the Policy could result in current taxable income for you, as well as other adverse tax consequences. These tax consequences are described in more detail in “Federal Taxes - Modified Endowment Contracts.”
Your Policy could be a Modified Endowment Contract if, among other things, you pay too much Premium or if the Death Benefit is reduced. We monitor the status of your Policy and advise you if you need to take action to prevent the Policy from becoming a modified endowment contract. If you pay a Premium that would result in this classification, we notify you and allow you to request a refund of the excess Premium, or other action, to avoid having your Policy become a modified endowment contract. If, however, you choose to have your Policy become a modified endowment contract, we do not refund the Premium.
Your policy will be a Modified Endowment Contract if it is issued in exchange for a modified endowment contract issued by another insurer. Your policy will not be a modified endowment contract if it is issued in exchange for a non-modified endowment contract in a transaction that qualifies under Section 1035 of the Tax Code. However, paying additional premium into such a policy could cause it to become a modified endowment contract. For more information, please consult your tax advisor, and see “Replacement of Modified Endowment Contracts” in the SAI.
Allocation of Premiums. Your Net Premiums are allocated to the Sub-Account(s) and the Fixed Account in the proportions that you have selected. You must specify your allocation percentages in your Policy application. Percentages must be in whole numbers and the total allocation must equal 100%. We allocate your subsequent Net Premiums in those percentages until you give us new allocation instructions.

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Initially, you may allocate your Policy Value among twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. You may add or delete among these options from time to time so long as your Policy Value is spread among no more than the 21 options. In the future, we may waive this limit.
We allocate your initial Net Premium to the Sub-Accounts and the Fixed Account, as you have instructed us, on the Issue Date. If you do not pay the first Premium until after the Issue Date, we allocate your initial Net Premium to the Sub-Accounts and the Fixed Account on the date we receive it at the Home Office. If there are outstanding requirements when we issue the Policy, which prevent us from placing your Policy in force, your Premiums are not allocated until all requirements are satisfied. We do not credit earnings or interest before the Issue Date.
In some states, we are required to return at least your Premium if you cancel your Policy during the “free-look” period. In those states, currently, we allocate any Premium received before the end of the free-look period as described above. In the future, however, if you live in one of those states, we reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected or to the Fixed Account until after the “free-look” period; in the interim, we allocate your Premiums to the Fixed Account. For more information, please see “Cancellation and Conversion Rights” on page 25.

Policy Value
General. Your Policy Value is the sum of the value of your Accumulation Units in the Sub-Accounts you have chosen, plus the value of your interest in the Fixed Account, plus your Loan Account. Your Policy Value changes daily to reflect the performance of the Sub-Accounts you have chosen, the addition of interest credited to the Fixed Account, the addition of Net Premiums, and the subtraction of partial withdrawals and charges assessed. There is no minimum guaranteed Policy Value.
On the Issue Date or, if later, the date your first Premium is received, we deduct the Monthly Deduction for the first Policy Month. We have described the formula to compute your portion of Policy Value in a particular Sub-Account in the SAI.
We make all calculations in connection with the Policy (other than the initial Premiums) on the date we receive your Premium or your request for other action, if that date is a Valuation Date and we are open for business.
Otherwise, we make that determination on the next succeeding day that is a Valuation Date and a date on which we are open for business. Calculations for initial Premiums and Premiums requiring underwriting are made on the date your Net Premium is allocated to the Sub-Accounts and the Fixed Account, as described in “Allocation of Premiums” above.
Accumulation Units. We determine the number of Accumulation Units in each Sub-Account to allocate to your Policy by dividing that portion of your Net Premium or other transaction allocated to a Sub-Account by that Sub-Account’s Accumulation Unit Value on the Valuation Date when the allocation occurs.
Accumulation Unit Value. The Accumulation Unit Value for each Sub-Account varies to reflect the investment experience of the applicable Portfolio. We determine the Accumulation Unit Value for each Sub-Account on each Valuation Date by multiplying the Accumulation Unit Value on the preceding Valuation Date by the Net Investment Factor for that Sub-Account for the Valuation Period then ended.
The Net Investment Factor for each Sub-Account is (1) divided by (2), minus (3), where:

(1)
equals (a) the net asset value per share of the Portfolio held in the Sub-Account at the end of the current Valuation Period, plus (b) the per share amount of any dividend or capital gains distribution made by the Portfolio during the current Valuation Period, plus or minus (c) a per share credit or charge with respect to any taxes which we paid or for which we reserved during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account (no federal income taxes currently are applicable),

(2)	is the net asset value per share of the Portfolio held in the Sub-Account at the end of the last prior Valuation Period, and

(3)	is the daily risk charge assessed for mortality and expense risks.
Please refer to the Prospectuses for the Portfolios for a description of how the assets of each Portfolio are valued, since that determination has a direct bearing on the Net Investment Factor of the corresponding Sub-Account and, therefore, your Policy Value. For a more detailed discussion, please see “Policy Value” on page 13.
Written Requests and Forms in Good Order. Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in “good order.” Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.

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Postponement of Payments. We may defer for up to fifteen days the payment of any amount attributable to a Premium paid by check to allow the check a reasonable time to clear. We may postpone paying any amount for a total surrender or a partial withdrawal, the disbursement of a Policy Loan, or the payment of the Death Benefit Proceeds, in the following circumstances: (i) whenever the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings); (ii) when trading on the NYSE is restricted or an emergency exists, as determined by the Securities and Exchange Commission ("SEC"), so that disposal of the Separate Account’s investments or determination of the value of its net assets is not reasonably practicable; or (iii) at any other time permitted by the SEC for your protection.
In addition, we may delay payment of the Surrender Value in the Fixed Account for up to six months or a shorter period if required by law. If we defer payment for more than 30 days, we add interest at our current rate from the time you asked for the Surrender Value in accordance with applicable state law.

Transfers
General. While the Policy is in force, you may transfer Policy Value among the Fixed Account and Sub-Accounts in writing or by telephone. Currently, there is no minimum transfer amount, except in states where a minimum transfer amount is required by law. We may set a minimum transfer amount in the future. In the future, we may charge you the transfer fee described on page 29, although currently we are waiving it.
You currently may not have Policy Value in more than twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. Accordingly, we will not perform a transfer that would cause your Policy to exceed that limit. We may waive this limit in the future.
Generally, we only make transfers on days when the NYSE is open for business. See “Policy Value” on page 13. If we receive your request on a day when the NYSE is not open for business, or if we receive your request after the close of business on the NYSE, we make the transfer on the first subsequent day on which the NYSE is open.
Special requirements apply to transfers from the Fixed Account. You may transfer one sum from the Fixed Account to the Sub-Accounts only during the 60-day period beginning on the Issue Date or each Policy Anniversary. We do not process transfer requests involving the Fixed Account at any other time, except transfers pursuant to a Dollar Cost Averaging or Portfolio Rebalancing program.
The maximum amount which may be transferred as one sum or as Portfolio Rebalancing transfers from the Fixed Account during a Policy Year usually is: (i) 30% of the Fixed Account balance on the most recent Policy Anniversary; or (ii) the largest total amount transferred from the Fixed Account in any prior Policy Year. You may not transfer Policy Value or allocate new Premiums into the Fixed Account if transfers are being made out under the Dollar Cost Averaging program. However, we may waive or modify these restrictions on transfers from the Fixed Account.
This limit also applies to transfers under a Dollar Cost Averaging program, unless you choose to transfer your entire Fixed Account balance to Sub-Accounts. In that case, your maximum monthly transfer amount may not be more than 1/36th of your Fixed Account balance on the day of the first transfer.
In addition, you may transfer 100% of the Fixed Account balance in one sum to the Sub-Account(s) if on any Policy Anniversary the interest rate on the Fixed Account is lower than it was on the Policy Anniversary one year previously or if on the first Policy Anniversary that interest rate is lower than it was on the Issue Date. We notify you by mail if this occurs. You may request a transfer for 60 days following the date we mail notification to you. The Policy permits us to defer transfers from the Fixed Account for up to six months from the date you request a transfer.
Transfers Authorized by Telephone. You may make transfers by telephone. Telephone transfers may not be available if all lines are busy. In that case, you will need to submit a written request or try to call later. Please see the SAI for a description of our procedures for telephone transfers.
We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we request identifying information from persons purporting to authorize transfers. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.
At any time, we may suspend, modify or terminate your privilege to make transfers via the telephone, or via other electronic or automated means specifically approved by the Company, including, but not limited to, automated telephone services, facsimile machine, e-mail and electronic services via online access. Among other things, we reserve the right to limit the number of such transfers among the Sub-Accounts in any Policy Year, or to refuse any telephone transfer request. We also reserve the right to restrict such transfers in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policy Owners.
Dollar Cost Averaging. Under our automatic Dollar Cost Averaging program, while the Policy is in force you may authorize us to transfer a fixed dollar amount at fixed intervals from the Fixed Account or a Sub-Account of your choosing to up to twenty-one options, including other Sub-Accounts or the Fixed Account. The interval between transfers may be monthly, quarterly or annually, at your option. The transfers are made at the Accumulation Unit Value on the date of the transfer. The transfers continue until you

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instruct us otherwise, or until your chosen source of transfer payments is exhausted. Currently, the minimum transfer amount is $100 per transfer. We may change this minimum or grant exceptions. If you elect this program, the first transfer occurs one interval after your Issue Date. Your request to participate in this program is effective when we receive your completed application at the P.O. Box given on the first page of this Prospectus. Please call or write us for a copy of the application. You may elect to increase, decrease or change the frequency or amount of transfer payments under a Dollar Cost Averaging program. Special restrictions apply to transfers from the Fixed Account. Please see “Transfers - General” on page 14 for a discussion of these restrictions.
The theory of Dollar Cost Averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor does it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Sub-Account with more volatile performance experience is unlikely to produce the desired effects of Dollar Cost Averaging as would transfers from a less volatile Sub-Account. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time.
Portfolio Rebalancing. Portfolio Rebalancing allows you to maintain the percentage of your Policy Value allocated to each Sub-Account or the Fixed Account or both at a preset level. Over time, the variations in each Sub-Account’s investment results shift the balance of your Policy Value allocations. Under the Portfolio Rebalancing feature, we automatically transfer your Policy Value, including new Premiums, back to the percentages you specify. Portfolio Rebalancing is consistent with maintaining your desired allocation among the investment options.
You may choose to have rebalances made monthly, quarterly, semi-annually or annually. We do not charge a transfer fee for Portfolio Rebalancing. No more than twenty-one (21) Sub-Accounts, or twenty (20) Sub-Accounts and the Fixed Account, can be included in a Portfolio Rebalancing program at one time. Transfers from the Fixed Account under a Portfolio Rebalancing program are subject to the overall limit on transfers from the Fixed Account. Accordingly, if the total amount transferred from the Fixed Account in any Policy Year reaches that limit before the end of the year, we do not transfer additional amounts from the Fixed Account for Portfolio Rebalancing purposes until the next Policy Year. We automatically terminate this option if you request any transfers outside the Portfolio Rebalancing program. If you wish to resume the Portfolio Rebalancing after it has been canceled, then you must complete a new Portfolio Rebalancing form and send it to our home office.
You may request Portfolio Rebalancing at any time by submitting a completed written request to us at the address given on the first page of this Prospectus. Please call or write us for a copy of the request form. If you stop Portfolio Rebalancing, you must wait 30 days to begin again. The date of your rebalancing must coincide with the same day of the month as your Issue Date. If you request rebalancing on your Policy application and specify the frequency, but not the date, for your first rebalancing, it occurs one interval after the Issue Date. Otherwise, your first rebalancing occurs one interval after we receive your completed request form. All subsequent rebalancings occur at the intervals you have specified on the day of the month that coincides with the same day of the month as your Issue Date.
Generally, you may change the allocation percentages, frequency or choice of Sub-Accounts at any time. If you include the Fixed Account in a Portfolio Rebalancing program, however, in any consecutive twelve months you may not change the allocation percentages more than twice and the total change to the Fixed Amount allocation may not exceed 20%. We may waive this restriction.
If your total Policy Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of Portfolio Rebalancing. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time. We may change, terminate, limit or suspend Portfolio Rebalancing at any time.
Market Timing & Excessive Trading. The Policies are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Policy Value. Our policy is not to accept knowingly any premium intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Policy if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Policy.
We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under “Trading Limitations.” Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.
While we seek to deter market timing and excessive trading in Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Sub-Account may experience the adverse effects of market timing and excessive trading described above.

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Trading Limitations. We reserve the right to limit transfers among the investment alternatives in any Policy Year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

•
we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Policy Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Policy Owners; or

•
we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

•	the total dollar amount being transferred, both in the aggregate and in the transfer request;

•
the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Sub-Account in a short period of time can constitute market timing);

•
whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Sub-Accounts);

•	whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

•	the investment objectives and/or size of the Sub-Account’s underlying Portfolio.
We seek to uniformly apply these trading limitations to all trades, including those that occur through omnibus accounts at intermediaries. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.
If we determine that a Policy Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Policy Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Policy Owner from making future additions or transfers into the impacted Sub-Account(s) or will restrict that Policy Owner from making future additions or transfers into the class of Sub-Account(s) if the Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Sub-Accounts).
In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.
Agreements to Share Information with Funds. Under the Investment Company Act of 1940, Lincoln Benefit Life Company (“Lincoln Benefit”) has entered into information sharing agreements with each of the fund companies whose funds are offered under the Policy. Policy Owner trading information is shared under these agreements as necessary for the fund companies to monitor fund trading and Lincoln Benefit’s trading policy. Under these agreements, Lincoln Benefit is required to share information regarding Policy Owner transactions, including but not limited to information regarding fund transfers initiated by you. In addition to information about Policy Owner transactions, this information may include personal Policy Owner information, including names and social security numbers or other tax identification numbers. As a result of this information sharing, a fund company may direct us to restrict a Policy Owner’s transactions if the fund determines that the Policy Owner has violated the fund's frequent trading policies. This could include the fund directing us to reject any allocations of premium or Policy value to the fund.
Short Term Trading Fees. The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio’s Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity and/or holding periods that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Policy Owner(s) responsible for the short-term transfer activity generating the fee.
We will administer and collect redemption fees and forward these fees to the Portfolio. Please consult the Portfolio’s prospectus for more complete information regarding the fees and charges associated with each Portfolio.

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Investment and Fixed Account Options
The Sub-Accounts and the Portfolios. Each of the Sub-Accounts of the Separate Account invests in the shares of one of the Portfolios. The income and realized and unrealized gains or losses on the assets of each Sub-Account are separate and are credited to or charged against the particular Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other part of our business. We use the Net Premiums you allocate to a Sub-Account to purchase shares in the corresponding Portfolio and redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.
Each Portfolio is either an open-end management investment company registered under the 1940 Act or a separate investment series of an open-end management investment company.
Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio is subject to certain investment restrictions and policies, which may not be changed without the approval of a majority of the shareholders of the Portfolio. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.
We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives.
We have briefly described the Portfolios below. The Sub-Accounts investing in certain Portfolios may not be available in all states. You should read the current Prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios, their investment objectives and strategies, and the investment risks associated with the Portfolios. We will mail to you a prospectus for each Portfolio related the Sub-Accounts to which you allocate your premium.
You should carefully consider the investment objectives, risks, charges and expenses of the investment alternatives when making an allocation to the Sub-Accounts. To obtain any or all of the underlying Portfolio prospectuses, please contact us at the telephone number shown on the first page of this Prospectus.

Sub-Account	Investment Objective	Investment Advisor
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
Invesco Oppenheimer VI International Growth Fund - Series II (1)	The fund seeks capital appreciation.	Invesco Advisers, Inc.
Invesco Oppenheimer VI Main Street Small Cap Fund® - Series II (1)	The fund seeks capital appreciation.
Invesco V.I. American Value Fund - Series I (2)	Long-term capital appreciation.
Invesco V.I. Growth and Income Fund - Series II	Long-term growth of capital and income.
Invesco V.I. Mid Cap Growth Fund - Series II	To seek capital growth.
Invesco V.I. Value Opportunities Fund - Series I	Long-term growth of capital.
ALPS VARIABLE INVESTMENT TRUST (3)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I	Capital appreciation.	ALPS Advisors, Inc.
Morningstar Balanced ETF Asset Allocation Portfolio Class I	Capital appreciation and some current income.
Morningstar Conservative ETF Asset Allocation Portfolio Class I	Current income and preservation of capital.
Morningstar Growth ETF Asset Allocation Portfolio Class I	Capital appreciation.
Morningstar Income and Growth ETF Asset Allocation Portfolio Class I	Current income and capital appreciation.
DEUTSCHE DWS VARIABLE SERIES I
DWS Bond VIP - Class A	To maximize total return consistent with preservation of capital and prudent investment management.	DWS Investment Management Americas Inc.
DEUTSCHE DWS VARIABLE SERIES II
DWS Global Income Builder VIP - Class A	To maximize income while maintaining prospects for capital appreciation.	DWS Investment Management Americas Inc.

17 PROSPECTUS

Sub-Account	Investment Objective	Investment Advisor
FEDERATED INSURANCE SERIES
Federated Fund for U.S. Government Securities II	Current income.	Federated Investment Management Company
Federated High Income Bond Fund II - Class P	High current income.
Federated Managed Volatility Fund II - Class P	High current income and moderate capital appreciation.	Federated Global Investment Management Corp. Federated Investment Management Company Federated Equity Management Company of Pennsylvania
FIDELITY® VARIABLE INSURANCE PRODUCTS
Fidelity® VIP Asset Manager Portfolio - Initial Class	To obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.	Fidelity Management & Research Company (FMR)
Fidelity® VIP ContrafundSM Portfolio - Initial Class	Long-term capital appreciation.
Fidelity® VIP Equity-Income PortfolioSM - Initial Class
Reasonable Income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity® VIP Government Money Market Portfolio - Initial Class	As high a level of current income as is consistent with preservation of capital and liquidity.
Fidelity® VIP Growth Portfolio - Initial Class	To achieve capital appreciation.
Fidelity® VIP Index 500 Portfolio - Initial Class	Investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.
Fidelity® VIP Overseas Portfolio - Initial Class	Long-term growth of capital.
JANUS ASPEN SERIES
Janus Henderson Balanced Portfolio - Institutional Shares	Long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital Management LLC
Janus Henderson Enterprise Portfolio - Institutional Shares	Long-term growth of capital.
Janus Henderson Flexible Bond Portfolio - Institutional Shares	Maximum total return, consistent with preservation of capital.
Janus Henderson Forty Portfolio - Institutional Shares	Long-term growth of capital.
Janus Henderson Global Research Portfolio - Institutional Shares	Long-term growth of capital.
Janus Henderson Research Portfolio - Institutional Shares	Long-term growth of capital.
Janus Henderson Overseas Portfolio - Service Shares	Long-term growth of capital.
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
ClearBridge Variable Large Cap Value Portfolio - Class I	Long-term growth of capital as its primary objective. Current income as a secondary objective.	Legg Mason Partners Fund Advisor, LLC
MFS® VARIABLE INSURANCE TRUST
MFS® New Discovery Series - Service Class	Seeks capital appreciation.	Massachusetts Financial Services Company
MORGAN STANLEY VARIABLE INSURANCE FUND, INC.
Morgan Stanley VIF Growth Portfolio - Class I	Long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.	Morgan Stanley Investment Management Inc.
PIMCO VARIABLE INSURANCE TRUST
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) - Administrative Shares	Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO VIT Total Return Portfolio - Administrative Shares	Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.
PUTNAM VARIABLE TRUST
Putnam VT International Value Fund - Class IB	Capital growth. Current income is a secondary objective.	Putnam Investment Management, LLC

(1)
Effective May 27, 2019, Invesco will acquire all the Oppenheimer Portfolios.  Their names will change from Oppenheimer International Growth Fund/VA - Service Shares and Oppenheimer Main Street Small Cap Fund®/VA - Service Shares, to Invesco Oppenheimer VI International Growth Fund - Series II and Invesco Oppenheimer VI Main Street Small Cap Fund® - Series II, respectively.

(2)
Effective June 30, 2019, the Invesco V.I. American Value Fund - Series I changed its objective from "To provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities." to "Long-term capital appreciation."

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(3)
The Morningstar ETF Allocation Series Portfolios invest in underlying ETFs and will indirectly bear their proportionate share of any fees and expenses payable directly by the underlying ETFs. As a result, the Portfolios may incur higher expenses, many of which may be duplicative.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.
Some of the Portfolios have been established by investment advisors, which manage retail mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after retail mutual funds, you should understand that the Portfolios are not otherwise directly related to any retail mutual fund. Consequently, the investment performance of retail mutual funds and any similarly named Portfolio may differ substantially.
Certain Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, each Portfolio’s Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Policy Owners will not bear the attendant expenses.
Voting Rights. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Sub-Accounts to which you have allocated your Policy Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. We notify you when your instructions are needed and provide proxy materials or other information to assist you in understanding the matter at issue. We determine the number of votes for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.
In most cases, you are the person entitled to give voting instructions. However, if you assign your Policy, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants.
If you send written voting instructions to us, we follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send written instructions, we vote the shares attributable to your Policy in the same proportions as the shares for which we have received instructions from other Policy Owners. While proportional voting guarantees all outstanding shares of a Portfolio are voted, it can lead to a small number of shareholders determining the outcome of a proxy.
We may, when required by state insurance regulatory authorities, disregard Policy Owner voting instructions if the instructions would cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.
In addition, we may disregard voting instructions in favor of changes initiated by Policy Owners in the investment objectives or the investment advisor of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we include a summary of that action and our reasons for that action in the next semi-annual financial report to you.
This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Policy Owners, and we may choose to do so.
Additions, Deletions and Substitutions of Securities. If the shares of any of the Portfolios are no longer available for investment by the Separate Account or if, in the judgment of our management, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Policy, we may add or substitute shares of another Portfolio or underlying fund for Portfolio shares already purchased or to be purchased in the future by Premiums under the Policy. Any substitution of securities will comply with the requirements of the 1940 Act.
We also reserve the right to make the following changes in the operation of the Separate Account and the Sub-Accounts:

•	to operate the Separate Account in any form permitted by law;

•	to take any action necessary to comply with, or obtain and continue any exemption from, applicable laws;

•	to transfer assets from one Sub-Account to another, or to our general account;

•	to add, combine, or remove Sub-Accounts in the Separate Account;

•	to assess a charge for taxes attributable to the operations of the Separate Account or for other taxes, as described in “Charges and Deductions”; and

•
to change the way in which we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

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If we take any of these actions, we will comply with the then applicable legal requirements.
The Fixed Account. The portion of the Policy relating to the Fixed Account is not registered under the Securities Act of 1933 (“1933 Act”) and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the SEC. The statements about the Fixed Account in this Prospectus may be subject to generally applicable provisions of the federal securities laws regarding accuracy and completeness.
You may allocate part or all of your Premiums to the Fixed Account in states where it is available. Amounts allocated to the Fixed Account become part of the general assets of Lincoln Benefit. Lincoln Benefit invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.
We credit interest to amounts allocated to the Fixed Account at an annual effective rate of at least 4% per year. We are not obligated to, but we may credit interest at a higher rate. You assume the risk that the interest rate credited to the Fixed Account may be no higher than 4%.

Death Benefits and Optional Insurance Benefits
Death Benefits. While your Policy is in force, we pay the Death Benefit proceeds upon the death of the Insured. We will pay the Death Benefit proceeds to the named Beneficiary(ies) or contingent Beneficiary(ies). As described below in “Settlement Options,” we pay the Death Benefit proceeds in one sum or under an optional payment plan.
The Death Benefit proceeds payable to the Beneficiary equal the applicable Death Benefit, less any Policy Debt and less any due and unpaid charges. The proceeds may be increased, if you have added a rider that provides an additional benefit. Please see “Optional Insurance Benefits” beginning on page 21. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied. The amount of the Death Benefit is based on the Death Benefit Option you have selected, any increases or decreases in the Face Amount, and in some instances your Policy Value.
Death Benefit Options. You may choose one of two Death Benefit Options:
Option 1: the Death Benefit is the greater of: (a) the Face Amount of the Policy; or (b) the Policy Value multiplied by the applicable corridor percentage as described below, and as set forth in your Policy. Option 1 is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Policy Value. As your Policy Value increases, the Net Amount at Risk under your Policy generally decreases, unless your Policy Value is sufficiently large to require that the Death Benefit be determined using the applicable corridor percentage.
Option 2: the Death Benefit is the greater of: (a) the Face Amount plus the Policy Value; or (b) the Policy Value multiplied by the applicable corridor percentage. Under Option 2, the amount of the Death Benefit generally increases to reflect increases in the Policy Value. Under this option your Policy generally involves a constant Net Amount at Risk.
Your Policy has a minimum Death Benefit. While your Policy remains in force, we guarantee that the Death Benefit will not be less than the greater of the current Face Amount of the Policy or the Policy Value multiplied by the applicable corridor percentage. We have set forth the applicable corridor percentages in the Policy. The corridor percentages are based upon the age of the Insured. The applicable corridor percentage decreases from 250% at age 40 or less to 100% at age 95 or above.
Since the cost of insurance charge is based upon the net amount at risk, it generally is less under a Policy with an Option 1 Death Benefit than one with an Option 2 Death Benefit. As a result, if the Sub-Accounts you select experience favorable investment results, your Policy Value tends to increase faster under Option 1 than under Option 2, but the total Death Benefit under Option 2 increases or decreases directly with changes in Policy Value. Thus, you may prefer Option 1 if you are more interested in the possibility of increasing your Policy Value based upon favorable investment experience, while you may prefer Option 2 if you are seeking to increase total Death Benefits.
Example of Applicable Corridor Percentage. The corridor percentages are set so as to seek to ensure that the Policies qualify for favorable federal income tax treatment. An increase in Policy Value due to favorable investment experience may increase the Death Benefit above the Face Amount, and a decrease in Policy Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Face Amount). For example, if in the example below the Policy Owner paid a Net Premium of $60,000 and the Policy Value increased to $68,000 and then decreased to $54,000, the changes in Policy Value would have the following effects on the Death Benefit:

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EXAMPLES	A	B

Face Amount	$150,000	$150,000
Death Benefit Option	1	1
Insured’s Attained Age	40	40
Policy Value on Date of Death	$68,000	$54,000
Applicable Corridor Percentage	250%	250%
Death Benefit	$170,200	$150,000
In Example A, the Death Benefit equals $170,000, i.e., the greater of $100,000 (the Face Amount) and $170,000(the Policy Value at the Date of Death of $68,000, multiplied by the corridor percentage of 250%). This amount, less any Policy Debt and unpaid charges, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.
In Example B, the Death Benefit is $150,000, i.e., the greater of $150,000 (the Face Amount) or $135,000 (the Policy Value of $54,000 multiplied by the corridor percentage of 250%).
Change to Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option by writing to us at the address given on the first page of this Prospectus. If you ask to change from Option 2 to Option 1, we increase the Face Amount of your Policy by the amount of the Policy Value. If you ask to change from Option 1 to Option 2, we decrease the Face Amount of your Policy by the amount of the Policy Value. The change takes effect on the Monthly Deduction Day on or immediately following the day we receive your written request. We do not currently require you to prove insurability for a change from Death Benefit Option 2 to Option 1. We do require such evidence satisfactory to us for a change from Option 1 to Option 2. In addition, changes to the death benefit option may have tax consequences.  See “Federal Taxes - Modified Endowment Contracts” on page 31.
Change to Face Amount. You may change the Face Amount after the fifth Policy Year. You may request the change by writing to us at the address shown on the first page of this Prospectus. You should be aware that a change in the Face Amount changes the net amount at risk and, therefore, changes the cost of insurance charges on your Policy. The change will take effect on the Monthly Deduction Day after we approve the request. We do not permit a Face Amount change if the Policy is in the Grace Period.
If you request a decrease in Face Amount, we first apply it to coverage provided by the most recent increase in Face Amount, then to the next most recent increase successively and finally to the coverage under the original application. We do not permit a decrease in the Face Amount of your Policy if afterward the Face Amount remaining in force would be less than $25,000.
To apply for an increase in the Face Amount, you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable. We do not permit any increase in Face Amount after the Insured’s 80th birthday. The minimum amount of a Face Amount increase is $10,000. You may not increase the Face Amount of your Policy more often than once every twelve months.
You should be aware that an increase in the Face Amount of your Policy affects the cost of insurance charges applicable to your Policy. As noted above, we deduct a larger amount of cost of insurance charges, because an increase in the Face Amount also increases the net amount at risk under your Policy. We will not approve a request for a Face Amount increase if the Lapse Determination Value is too small to pay the Monthly Deduction for the Policy Month following the increase. As described in “Surrender Charge” on page 27 of this Prospectus, if you increase the Face Amount of your Policy, your maximum surrender charge also increases. Finally, increases in the Face Amount of your Policy also increase the Monthly Guarantee Premiums. Modifying the Policy’s Face Amount may have tax ramifications. For additional information, please see “Federal Taxes” on page 29.
Optional Insurance Benefits. You may ask to add one or more riders to your Policy to provide additional optional insurance benefits. We require evidence of insurability before we issue a rider to you. We deduct the cost of any riders as part of the Monthly Deduction. Adding a Rider may also increase the Monthly Guarantee Premiums for your Policy. The riders we currently offer are described below. All of these riders may be added at any time except the Primary Insured Rider and the Additional Insured Rider. In our discretion, we may offer additional riders or stop offering a rider.

•	Children’s Level Term Rider.
This rider provides for level term insurance on the Insured’s children, as defined in the rider. We provide coverage until the earlier of the child’s 25th birthday or the Insured’s age 65. We pay the Death Benefit to the person designated by you. If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 25. The rider may be exchanged for a new term policy on the earlier of each child’s 25th birthday, or the Insured’s age 65. We do not require evidence of insurability to exchange the rider.

•	Accidental Death Benefit Rider.
Under this rider, we provide additional insurance if the Insured dies from accidental bodily injury as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the next Policy Anniversary after the Insured’s 70th birthday; or (3) you ask to end the rider.

21 PROSPECTUS

•	Continuation of Premium Rider.
Under this rider, we contribute a monthly amount to the Policy Value if the Insured becomes totally disabled as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the Insured reaches age 60; or (3) you ask to end the rider.

•	Additional Insured Term Rider.
This rider provides life insurance coverage on an Additional Insured. We pay the Face Amount of the rider to the named Beneficiary when we receive due proof that the Additional Insured died while the rider was in force. You may renew the coverage until the Additional Insured reaches age 99. Until the Additional Insured’s 75th birthday, you may exchange the rider for a new Policy on the Additional Insured’s life, subject to certain conditions as defined in the rider. We do not require evidence of insurability to exchange the rider.

•	Primary Insured Term Rider.
This rider provides additional term life insurance coverage on the Primary Insured. You may renew this coverage until the Insured reaches age 99. Until the Insured reaches age 75, you may exchange the rider for a new Policy. In addition, after the first Policy Year and until the Insured reaches age 75, you may convert the rider to the base Policy. We do not require evidence of insurability to exchange or convert the Policy. If you purchase this rider, your surrender charge is less than if you purchased a single Policy with the same Face Amount as the total coverage of your Policy and Primary Insured Term Rider. In addition, at least initially your total insurance charges are lower for a Policy/Primary Insured Term Rider combination, although they may be higher if your Policy Value increases and the net amount at risk under your Policy decreases sufficiently.
Commissions payable to sales representatives on the sale of Policies with a Primary Insured Term Rider are calculated based on the total premium payments made for the base Policy and the rider. The commissions will vary depending on the ratio of the premium for the base Policy and the rider. The same amount of premium will result in the highest commission when there is no rider, with the commission declining as the portion of the death benefit coverage allocated to the rider increases. Thus, the lowest commission amount is payable when the maximum rider is purchased.

•	Accelerated Death Benefit Rider, Terminal Illness.
This rider provides for an advance of a portion of the Death Benefit if the Insured is diagnosed with a terminal illness and satisfactory proof of the terminal illness is provided to us. A terminal illness is a medical condition of the Insured that, not withstanding medical care, will result in death within twelve months, or as otherwise provided by applicable state law. You may add this rider after your Policy is issued if the rider is available in your state. There is no additional cost for this rider. The maximum accelerated death benefit you may receive is the lesser of:
(i) 50% of the Death Benefit as of the date the first request is paid; or
(ii) $250,000, including all other accelerated benefit amounts paid under all policies issued by us on the life of the Insured.
The Death Benefit and Policy Value of your Policy are reduced if an accelerated benefit is paid. The amount of Death Benefit that you request to accelerate is reduced by:
(i) any due and uncollected Monthly Deductions, or unpaid required Premium if a claim occurs during a Grace Period;
(ii) if allowed in your state, an administrative expense charge of up to $200 for each accelerated benefit request;
(iii) pro-rata amount of any outstanding Policy Loan; and
(iv) twelve-month actuarial discount that reflects the early payment of the accelerated benefit amount.
If your Policy was issued in connection with a Qualified Plan, we may not be able to offer you some of the benefits provided by these riders.

Policy Loans
General. While the Policy is in force, you may borrow money from us using the Policy as the only security for your loan. Loans have priority over the claims of any assignee or any other person. The maximum amount available for Policy Loans is 90% of the Surrender Value of your Policy at the end of the Valuation Period in which we receive your loan request. Outstanding Policy Loans and loan interest reduce the amount you may request. Other restrictions may apply if your Policy was issued in connection with a Qualified Plan. In addition, if you have named an irrevocable Beneficiary, you must also obtain his or her written consent before we make a Policy Loan to you.
We ordinarily disburse your loan to you within seven days after we receive your loan request at our home office. We may, however, postpone payment in the circumstances described above in “Policy Value - Postponement of Payments.”

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When we make a Policy Loan to you, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. We also transfer in this manner Policy Value equal to any due and unpaid loan interest.
As of May 1, 2009, in most states, we usually take the transfers from the Sub-Accounts and the Fixed Account pro rata based upon the balances of each Sub-Account and the Fixed Account. On or about August 1, 2009, in most states if we have not received instructions as to how to allocate a policy loan among the Sub-Accounts and the Fixed Account, all loan amounts will be transferred from the Sub-Accounts and the Fixed Account to the Loan Account in the same allocation percentages as specified for premium payments. In Florida, if no allocation specification is made, the loan will be allocated among the Sub-Accounts in the same proportion that the policy value in each Sub-Account bears to the total Policy Value on the date of the loan. In Texas, if no allocation specification is made, we will use the same percentages used to allocate monthly deductions to the Fixed Account and to each Sub-Account. The amounts allocated to the Loan Account are credited with interest at the Loan Credited Rate stated in your Policy.
Loan Interest. Interest on Policy Loans accrues daily and is due at the end of each Policy Year. If you do not pay the interest on a Policy Loan when due, the unpaid interest becomes part of the Policy Loan and accrues interest at the same rate. In addition, we transfer the difference between the values of the Loan Account and the Policy Debt on a pro-rata basis from the Sub-Accounts and the Fixed Account to the Loan Account.
You may borrow an amount equal to your Policy Value, less all Premiums paid, as a preferred loan. The interest rate charged for preferred loans is 4.0% per year. A standard loan is the amount that may be borrowed from the sum of Premiums paid. All non-preferred loans will be treated as a standard loan. The interest rate charged for standard loans is currently 6.0% per year.
Beginning in policy year 13, all new and existing loans will be treated as preferred loans with regard to interest accruing or credited on or after April 15, 2006.
Loan Repayment. While the Policy remains in force, you may repay the Policy Loan in whole or in part without any penalty at any time while the Insured is living. If you have a Policy Loan outstanding, we assume that any payment we receive from you is to be applied as Premium to your Policy Value, unless you tell us to treat your payment as a loan repayment. If you designate a payment as a loan repayment or interest payments, your payment is allocated among the Sub-Accounts and the Fixed Account using the same percentages used to allocate Net Premiums. An amount equal to the payment is deducted from the Loan Account.
If the total outstanding loan(s) and loan interest exceeds the Surrender Value of your Policy, we notify you and any assignee in writing. To keep the Policy in force, we require you to pay a Premium sufficient to keep the Policy in force for at least three more months. If you do not pay us sufficient Premium within the 61-day Grace Period, your Policy lapses and terminates without value. As explained in the section entitled “Lapse and Reinstatement” below, you may subsequently reinstate the Policy by either repayment or reimbursement of any Policy Debt that was outstanding at the end of the Grace Period. If your Policy lapses while a Policy Loan is outstanding, you may owe taxes or suffer other adverse tax consequences even if you subsequently reinstate the Policy. Please consult a tax advisor for details.
Pre-Existing Loan. If you have a loan with another insurance company, and you are terminating that policy to buy one from us, usually you would repay the old loan during the process of surrendering the old policy. Income taxes on the interest earned may be due. We permit you to carry this old loan over to your new Policy through a Tax Code Section 1035 tax-free exchange, up to certain limits. The use of a Section 1035 tax-free exchange may avoid any current income tax liability that would be due if the old loan was extinguished.
If you transfer a Policy Loan from another insurer as part of a Section 1035 tax-free exchange, we treat a loan of up to 20% of your Policy Value as a preferred loan. If the amount due is more than 20% of your Policy Value, we treat the excess as a standard loan. The treatment of transferred Policy Loans is illustrated in the following example:

Transferred Policy Value	$190,000
Transferred Policy Loan	$40,000
Surrender Value	$150,000
20% of Policy Value	$38,000
Preferred Loan	$38,000
Standard Loan	$2,000
Beginning in policy year 13, all new and existing loans will be treated as preferred loans with regard to interest accruing or credited on or after April 15, 2006.
Effect on Policy Value. A Policy Loan, whether or not repaid, has a permanent effect on the Policy Value because the investment results of each Sub-Account and the Fixed Account apply only to the amount remaining in that account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Policy Value does not increase as rapidly as it would if you had not taken a Policy Loan. However, if the Sub-Accounts or the Fixed Account or both earn less than that rate, then your Policy Value is greater than it would have been if you had not taken a Policy Loan. The combination of an increasing loan balance, deductions for contract charges and fees, and unfavorable investment performance may cause the Policy to lapse, triggering ordinary

23 PROSPECTUS

income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the Policy. Also, if you do not repay a Policy Loan, total outstanding Policy Debt is subtracted from the Death Benefit and Surrender Value otherwise payable.

Surrenders and Withdrawals
Surrenders. While your Policy is in force, you may surrender the Policy. Your Policy terminates on the day we receive your written request, or the surrender effective date requested by you, whichever is later.
The Net Surrender Value equals the Policy Value, minus the surrender charge, minus any Policy Debt. The surrender charge is described in "Charges and Deductions - Surrender Charge" below. Upon surrender, we pay you the Net Surrender Value determined as of the day we receive your written request. We ordinarily pay you the Net Surrender Value of the Policy within seven days of our receiving your complete written request or on the effective surrender date you request, whichever is later. We may, however, postpone payment in the circumstances described in the "Policy Value - Postponement of Payments" section. The Policy cannot be reinstated once it is surrendered. You may receive the surrender proceeds in one sum or under any of the settlement options described in "Settlement Options" below. We have set forth the tax consequences of surrendering the Policy in "Federal Taxes" below.
Partial Withdrawal. General. While the Policy is in force after the first Policy Year, you may receive a portion of the Net Surrender Value by making a partial withdrawal from your Policy. The minimum partial withdrawal amount is $250. You may not withdraw an amount that would reduce the Net Surrender Value below $500 or reduce the Face Amount below $25,000. We will assess a proportionate percentage of the surrender charge when a withdrawal is taken.
We subtract the amount withdrawn from your Policy Value. You may specify how much of your partial withdrawal you wish taken from each Sub-Account or from the Fixed Account. You may not withdraw from the Fixed Account more than the total withdrawal amount times the ratio of the Fixed Account to your total Policy Value immediately before the withdrawal.
You must request the partial withdrawal in writing. Your request is effective on the date received. We may, however, postpone payment in the circumstances described in the "Policy Value - Postponement of Payments" section. Before we pay any partial withdrawal, you must provide us with a completed withholding form.
Effect on Face Amount. If you have selected Death Benefit Option 1, a partial withdrawal reduces the Face Amount of your Policy as well as the Policy Value. We reduce the Face Amount by the amount of the partial withdrawal. The Face Amount after a partial withdrawal may not be less than $25,000. If you have previously increased the Face Amount of your Policy, your partial withdrawals first reduce the Face Amount of the most recent increase, then the most recent increases successively, then the coverage under the original Policy.
Under Option 2, a reduction in Policy Value as a result of a partial withdrawal typically results in a dollar for dollar reduction in the life insurance proceeds payable under the Policy.
Tax Consequences. The tax consequences of partial withdrawals are discussed in “Federal Taxes” below.

Settlement Options
We pay the surrender proceeds or Death Benefit proceeds under the Policy in one sum or under one of the Settlement Options that we then offer. The one sum payment may be paid in a single payment or deposited to an interest bearing account, if available. You may request a Settlement Option by notifying us in writing at the address given on the first page of this Prospectus. We transfer to our Fixed Account any amount placed under a Settlement Option, which amount will not be affected thereafter by the investment performance of the Separate Account. We do not permit surrenders or partial withdrawals after payment under a settlement option commences.
The amount applied to a Settlement Option must include at least $5,000 of Policy Value and result in installment payments of not less than $50. When the proceeds are payable, we inform you concerning the rate of interest we credit to funds left with us. We guarantee that the rate of interest will be at least 3.5%. We may pay interest in excess of the guaranteed rate.
We currently offer the five Settlement Options described below:
Option A - Interest. We hold the proceeds, credit interest to them and pay out the funds when the person entitled to them requests.
Option B - Fixed Payments. We pay a selected monthly income until the proceeds, and any interest credits, are exhausted.
Option C - Life Income Guaranteed Period Certain. We pay the proceeds in a monthly income for as long as the payee lives, or you may also select a guarantee period of between five and twenty years. If a guarantee period is selected, we make monthly payments at least until the payee dies. If the payee dies before the end of the guarantee period, we continue payments to a successor payee until the end of the guarantee period. If no guarantee period is selected or if the payee dies after the end of the guarantee period, we stop payments when the payee dies. It is possible for the payee to receive only one payment under this option, if the payee dies before the second payment is due and you did not choose a guarantee period. This Settlement Option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.

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Option D - Joint and Survivor. We pay the proceeds in a monthly income to two payees for as long as either payee is alive. Payments stop when both payees have died. It is possible for the payees to receive only one payment, if both payees die before the second payment is due. This Settlement Option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.
Option E - Period Certain. We pay the proceeds in monthly installments for a specified number of years, from five to twenty-five years. If the payee dies before the end of the specified period, we pay the remaining guaranteed payments to a successor payee.
In addition, we may agree to other Settlement Option plans. Write or call us to obtain information about them.
You may request that the proceeds of the Policy be paid under a Settlement Option by submitting a request to us in writing before the death of the Insured. If at the time of the Insured’s death, no Settlement Option is in effect, the Beneficiary may choose a Settlement Option after the Death Benefit is payable and before it is paid. If you change the Beneficiary, the existing choice of Settlement Option becomes invalid and you may either notify us that you wish to continue the pre-existing choice of Settlement Option or select a new one.

Maturity
The Policies have no Maturity Date. Your Policy will continue after the Insured reaches age 100 as long as Net Surrender Value is sufficient to cover Monthly Deductions.

Lapse and Reinstatement
Lapse and Grace Period. If the Lapse Determination Value is less than the Monthly Deduction due on a Monthly Deduction Day and the Guaranteed Minimum Death Benefit feature is not in effect, your Policy may lapse. We give you a 61-day Grace Period in which to pay an adequate amount of additional Premium to keep the Policy in force after the end of the Grace Period.
At least 30 days before the end of the Grace Period, we send you a notice.
The Policy continues in effect through the Grace Period. If the Insured dies during the Grace Period, we pay a Death Benefit in accordance with your instructions. However, we reduce the proceeds by an amount equal to Monthly Deduction(s) due and unpaid. See “Death Benefits and Optional Insurance Benefits” on page 20. If you do not pay us the amount shown in the notice before the end of the Grace Period, your Policy ends at the end of the Grace Period.
Reinstatement. If the Policy lapses, you may apply for reinstatement by paying to us the reinstatement Premium and any applicable charges required under the Policy. You must request reinstatement within five years of the date the Policy entered a Grace Period. The reinstatement Premium equals an amount sufficient to (1) cover all unpaid Monthly Deductions for the Grace Period, and (2) keep your Policy in force for three months. If a Policy Loan was outstanding at the time of your Policy’s lapse, you must either repay or reinstate the loan before we reinstate your Policy. In addition, we may require you to provide evidence of insurability satisfactory to us. The Face Amount upon reinstatement cannot exceed the Face Amount of your Policy at its lapse. The Policy Value on the reinstatement date reflects the Policy Value at the time of termination of the Policy plus the Premium paid at the time of reinstatement. All Policy charges continue to be based on your original Issue Date. You cannot reinstate the Policy once it has been surrendered.

Cancellation and Conversion Rights
Free-Look Period. You may cancel your Policy by returning it to us within ten (10) days after you receive it, or after whatever longer period may be permitted by state law. If you return your Policy, the Policy terminates and, in most states, we pay you an amount equal to your Policy Value on the date we receive the Policy from you, plus any charges previously deducted. Your Policy Value usually reflects the investment experience of the Sub-Accounts and the Fixed Account as you have allocated your Net Premium. In some states, however, we are required to send you the amount of your Premiums. In those states, our current procedure is to allocate any Premium received before the end of the free-look period as described in “Allocation of Premium” above. In the future, however, if you live in one of those states, we reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected until 10 days after the Issue Date or, if your state’s free-look period is longer than ten days, for ten days plus the period required by state law. We will allocate Premiums received during that time to the Fixed Account. Since state laws differ as to the consequences of returning a Policy, you should refer to your Policy for specific information about your circumstances.
Conversion. In addition, during the first two Policy Years or the first two years after an increase in the Face Amount, if the Policy is in force you may amend the Policy to convert it into a non-variable universal life insurance policy. We will accomplish this by transferring all of your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Sub-Accounts. We will not require evidence of insurability. We will not charge you to perform this amendment.

25 PROSPECTUS

The net amount at risk (i.e., the difference between the Death Benefit and the Policy Value) under the amended policy will be equal to or less than the net amount at risk under the previous coverage. Premiums and charges under the amended policy will be based on the same risk classification as the previous coverage.

Charges and Deductions
Premium Charge. Before we allocate a Premium to the Policy Value, we will subtract the Premium Charge. The Premium Charge equals 2.5% of all Premium in all years. This charge is intended to help us pay for: (a) actual sales expenses, which include agents’ sales commissions and other sales and distribution expenses; (b) state premium taxes and other state and local taxes; and (c) certain Federal taxes and other expenses related to the receipt of Premiums.
State premium tax rates currently vary from 0% to 4%. We do not vary the Premium Charge to reflect the actual premium tax rate in individual states, or the absence of premium tax in certain states. Accordingly, the portion of this charge attributable to state premium taxes may be more or less than the premium taxes assessed in your state. The current North Carolina premium tax rate is 1.9% of the gross premium collected.
Monthly Deduction. On the Issue Date and on each Monthly Deduction Day, we deduct from your Policy Value a Monthly Deduction to cover certain charges and expenses in connection with the Policy. The Monthly Deduction is the sum of the following four items:

1)	the Policy Fee;

2)	the annual administrative expense charge, when due;

3)	the cost of insurance charge for your Policy; and

4)	the cost of additional benefits provided by a rider, if any.
We allocate the Monthly Deduction in the same allocation percentages as specified for premium payments, unless specified otherwise.
Policy Fee. The monthly policy fee is $5.00 per month This charge compensates us in part for administrative expenses such as salaries, postage, telephone, office equipment and periodic reports. For Policies issued in those states that do not have a maturity date, the Policy Fee is waived after the Insured’s Age 100.
Administrative Expense Charge. We will deduct an annual administrative expense charge of 0.20% of the Policy Value on each Policy Anniversary during the first twelve Policy Years. This charge is intended to help reimburse us for certain administrative expenses related to maintenance of the Policy and Separate Account. In addition, we may use the administrative expense charge to cover issue expenses and start up costs of the administrative systems for the Policy not covered by the surrender charge.
Risk Charge. We will also assess a charge on a daily basis against each Sub-Account of the Separate Account. This charge is currently 0.70% per year of the value of the Sub-Account. We may change this rate, but it will never exceed 0.90% of the value of the Sub-Accounts. This charge is intended to compensate us for our assumption of certain mortality and expense risks in connection with the Policy. Specifically, we bear the risk that the total amount of Death Benefits payable under the Policy will be greater than anticipated, and we also assume the risk that the actual cost we incur to administer the Policy will not be covered by administrative charges assessed under the Policy.
Cost of Insurance Charge. The cost of insurance is determined monthly. The cost of insurance charge is determined by multiplying the applicable current cost of insurance rate per $1,000 by the net amount risk for each Policy Month. The Net Amount at Risk is (a) - (b), where: (a) is the Death Benefit as of the prior Monthly Deduction Day divided by 1.0032737; and (b) is the Policy Value as of the prior Monthly Deduction Day. The cost of insurance rate is individualized depending on the Insured’s age at issue of the Policy, Policy Year, sex and payment class, thus, the rate differs from year to year. The rates are determined by us, but they will never be more than the guaranteed rates shown in your Policy. Please see the following example.

Example (40-Year Old Non-Smoking Male):
Face Amount	$150,000
Death Benefit Option	1
Policy Value on the Prior Monthly Deduction Day	$30,000
Insured’s Attained Age	40
Corridor Percentage	250%
Death Benefit	$150,000
On the Monthly Deduction Day in this example, the Death Benefit as then computed would be $150,000, because the Face Amount ( $150,000) is greater than the Policy Value multiplied by the applicable corridor percentage ($30,000 × 250% = $75,000). Since the Policy Value on that date is $30,000, the cost of insurance charges per $1000 are applied to the difference in the net amount at risk of $119,510.55(( $150,000/1.0032737) - $30,000).

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Assume that the Policy Value in the above example was $70,000. The Death Benefit would then be $175,000 (250% × $70,000), since this is greater than the Face Amount ($175,000). The cost of insurance rates in this case would be applied to the net amount at risk of $104,428.97 (($175,000/1.0032737) - $70,000).
The Policy Value may vary monthly, based on the investment performance of the Sub-Accounts you have selected, the addition of interest credited to your Fixed Account (if any), the deduction of charges, and any other Policy transaction. Under Policies with an Option 1 Death Benefit, increases in the Policy Value generally decrease the net amount at risk; conversely, decrease in the Policy Value increase the net amount at risk. Since the cost of insurance charge is based on the net amount at risk, your cost of insurance charge probably will be correspondingly different each month. Under Policies with an Option 2 Death Benefit, however, the net amount at risk does not vary with changes in the Policy Value, unless your Policy’s Death Benefit is determined under a corridor percentage. In that circumstance, increases in the Policy Value increase the net amount at risk. See “Policy Value” on page 13. Accordingly, a change in the Policy Value does not affect your monthly cost of insurance charge, unless it increases your net amount at risk.
We determine the cost of insurance charge separately for the initial Face Amount and each subsequent increase. The cost of insurance charge for increases reflects circumstances, such as the Insured’s age and health status, at the time of the increase. The cost of insurance charge covers our anticipated mortality costs for standard and substandard risks. We determine the current cost of insurance rates, but we guarantee that we will never charge you a cost of insurance rate higher than the guaranteed cost of insurance rates shown in the Policy.
We base the cost of insurance rate on the sex, issue age, Policy Year and premium rating class of the Insured, and on the Face Amount. However, we issue unisex policies in Montana and in connection with Qualified Plans. We charge a lower current cost of insurance rate for Policies with a Face Amount of $100,000 or above. If an increase in Face Amount of your Policy would raise the total Face Amount above the break point, only the amount of the increase above the breakpoint is eligible for a lower current cost of insurance rate. Although we base the current cost of insurance rate on our expectations as to future mortality experience, that rate will never exceed a maximum cost of insurance rate based on the 1980 Commissioners Standard Ordinary (“1980 CSO”) Smoker and Non-Smoker Mortality Table based on the Insured’s sex and age last birthday. Our cost of insurance rates for unisex Policies will never exceed a maximum based on the 1980 CSO Table B assuming a blend of 80% male and 20% female lives.
If we ever charge you a cost of insurance rate during the first five Policy Years that is greater than the rate provided by the rate scale in effect on the Issue Date we will notify you. For 60 days after we mail that notice, you may surrender your Policy without paying any surrender charge.
For Policies issued in those states that do not have a Maturity Date, beginning on the Policy Anniversary following the Insured’s 100th birthday, we waive all cost of insurance charges and monthly policy fees.
Rider Charges. If your Policy includes one or more riders, a charge applicable to each rider you purchased is made from your Policy Value each month. The charge is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. The Rider Charges are summarized in the table on page 10 of this Prospectus. For a description of the optional riders, see “Optional Insurance Benefits” beginning on page 21.
Separate Account Income Taxes. We are not currently deducting or maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax from the operation of the Separate Account. We will deduct for any taxes we incur as a result of the operation of the Separate Account, whether or not we previously made a provision for taxes and whether or not it was sufficient.
Portfolio Charges. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Sub-Accounts to which you allocate your Policy Value. The third table in “Fee Tables” above contains a summary of current estimates of those charges and expenses. These charges and expenses are deducted from the assets of the Portfolios. For more detailed information, please refer to the Prospectuses for the appropriate Portfolios.
We receive compensation from the investment advisors or administrators of some of the Portfolios. Such compensation is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios. Such compensation typically is a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to 0.25% annually of net assets. We receive Rule 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios’ shares held by corresponding Sub-Accounts.
Surrender Charge. If you surrender your Policy, we may subtract a surrender charge from the surrender proceeds. The surrender charge equals the amount shown in the surrender charge table in your Policy, plus any additional surrender charge due to increases in the Face Amount of your Policy. The amount of the surrender charge decreases over time.
Initial Surrender Charge. When we issue your Policy, we determine the initial surrender charge. The applicable rate depends on the Premium, Insured’s age at issue, sex and status as a smoker or non-smoker. For example, if the Insured is age 40 when your Policy is issued, the applicable rates per thousand are as follows:

27 PROSPECTUS

Male Non-Smoker	$8.14
Male Smoker	$9.55
Female Non-Smoker	$7.53
Female Smoker	$8.21
Unisex Non-Smoker	$8.02
Unisex Smoker	$9.27
Accordingly, if the Insured were a male non-smoker age 40 and the Policy’s Face Amount was $150,000, the surrender charge initially would be $1,221.
The rates for each category are greater or lesser according to the age of the Insured when your Policy is issued. The maximum rates are as follows:

Male Non-Smoker	$45.39
Male Smoker	$50.66
Female Non-Smoker	$38.98
Female Smoker	$41.15
Unisex Non-Smoker	$43.59
Unisex Smoker	$47.22
If you surrender your Policy after twelve Policy Years have elapsed, we do not charge a surrender charge (unless you have increased the Face Amount of your Policy, as explained below). Before that time, we determine the applicable surrender charge by multiplying the initial surrender charge on your Policy by the appropriate surrender charge percentage for the Policy Year in which the surrender occurs. The applicable surrender charge percentage depends on the number of years elapsed since your Policy was issued. The surrender charge percentage rates would apply if the Insured were 40 years old when your Policy was issued:

POLICY YEAR	Percent of Calculated Charge
1	100%
2	100%
3	100%
4	100%
5	100%
6	95%
7	90%
8	80%
9	70%
10	50%
11	40%
12	20%
13	0%
Thus, in the example given above, if the Policy were surrendered during the 10th Policy Year, the surrender charge would equal $610.50($1,221 × 50%). A different surrender charge percentage rate might apply if the Insured is older than 40 when the Policy is issued.
Surrender Charge on Increases in Initial Face Amount. If you increase the Initial Face Amount of your Policy, we determine an additional surrender charge amount applicable to the amount of the increase. The initial surrender charge on an increase is an amount per $1,000 of increase which varies by increase age, as shown in your Policy.
The surrender charge on the increase also decreases over a twelve Policy Year period, starting from the effective date of the increase. The schedule of surrender charge percentages applicable to the additional surrender charge is the same as the surrender charge percentages above. If you surrender your Policy or make a partial withdrawal, we separately calculate the surrender charge applicable to the Initial Face amount and each increase and add those amounts to determine the total surrender charge.
If you decrease the Face Amount, the applicable surrender charge remains the same.
We include in your Policy a table showing the maximum surrender charge rates and the surrender charge percentages applicable under the Policies. For additional information concerning the rates applicable to you, please consult your agent. In addition, a table of the applicable rates is on file with the SEC as an exhibit to the registration statement for the Policies.

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For partial withdrawals made during the first twelve Policy Years, we assess a proportionate percentage of the surrender charge. The proportionate percentage is the amount of the partial withdrawal requested divided by the surrender value. When a partial withdrawal is assessed, we will reduce any remaining surrender charges in a proportionate manner.
Transfer Fee. We currently are not charging a transfer fee. The Policy, however, permits us to charge a transfer fee of $25 on the second and each subsequent transaction in each calendar month in which transfer(s) are effected between Sub-Account(s) and/or the Fixed Account. We will notify you if we begin to charge this fee.
We will deduct the transfer fee from the Policy Value that remains in the Sub-Account(s) or Fixed Account from which we process your transfer. If that amount is insufficient to pay the transfer fee, we will deduct the fee from the transferred amount.

General Policy Provisions
Beneficiaries. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent.
You must request a change of Beneficiary in writing. We provide a form to be completed, signed and filed with us. Your request for a change in Beneficiary or Contingent Beneficiary takes effect upon our filing of a signed and completed form, effective as of the date you signed the form. Until we receive your change instructions, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files as the Beneficiary or treating that person in any other respect as the Beneficiary, even if instructions that we subsequently receive from you seek to change your Beneficiaries effective as of a date before we made the payment or took the action in question.
If you name more than one Beneficiary, we divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we divide the Death Benefit among the surviving Beneficiaries.
Different rules may apply if your Policy was issued in connection with a Qualified Plan.
Assignment. You may assign your Policy as collateral security, unless it was issued in connection with a Qualified Plan. You must notify us in writing if you assign the Policy. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the Beneficiary may be affected by an assignment.
Dividends. We do not pay any dividend under the Policies.

About Us
Lincoln Benefit Life Company. Lincoln Benefit Life Company is a stock life insurance company engaged in the business of writing life insurance. Our offices are located at 1221 N Street, Suite 200, Lincoln, NE 68508; however, our mailing address is P.O. Box 660191, Dallas, TX 75266-0191. Please see also “General Information and History” in the SAI.
The Separate Account. Lincoln Benefit Life Variable Life Account is a segregated asset account of Lincoln Benefit. Lincoln Benefit owns the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Policy Value of the Policies offered by this Prospectus, these assets may not be used to pay any liabilities of Lincoln Benefit other than those arising from the Policies. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, gains, losses or any investment experience of Lincoln Benefit’s other assets. Lincoln Benefit is obligated to pay all amounts promised to Policy Owners under the Policies.
The Separate Account is divided into Sub-Accounts. The assets of each Sub-Account are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Separate Account, its Sub- Accounts or the Portfolios. Values allocated to the Separate Account rise and fall with the values of shares of the Portfolios and are also reduced by Policy charges. We use the Separate Account to fund the Policies and our other variable universal life insurance policies. We account separately for each type of variable life insurance policy funded by the Separate Account.

Federal Taxes
Introduction. The following discussion is general and is not intended as tax advice. Lincoln Benefit makes no guarantee regarding the tax treatment of any Policy or transaction involving a Policy. Federal, state, local and other tax consequences of ownership or purchase of a life insurance policy depend upon your circumstances. Our general discussion of the tax treatment of this Policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this Policy cannot be made in the Prospectus. For detailed information, you should consult

29 PROSPECTUS

with a qualified tax advisor familiar with your situation. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a qualified tax advisor.
Taxation of the Company and the Separate Account. Lincoln Benefit is taxed as a life insurance company under Part I of Subchapter L of the Tax Code. The Separate Account is not an entity separate from Lincoln Benefit and its operations form a part of Lincoln Benefit. Therefore, the Separate Account is not taxed separately as a “Regulated Investment Company” under Subchapter M of the Tax Code. Investment income and realized capital gains are automatically applied to increase reserves under the Policies to the extent permitted by federal tax law. Under current federal tax law, Lincoln Benefit believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Policies. Generally, reserves are amounts that Lincoln Benefit is legally required to accumulate and maintain in order to meet future obligations under the Policies. Lincoln Benefit does not anticipate that it will incur any federal income tax liability attributable to the Separate Account. Therefore, we do not intend to make provisions for any such taxes. If we incur tax associated with a Separate Account, then we may impose a charge against the Separate Account in order to make provisions for any such taxes.
Taxation of Policy Benefits. In order to qualify as a life insurance policy for federal income tax purposes, the policy must meet the definition of a life insurance policy set forth in Section 7702 of the Tax Code. Section 7702 limits the amount of premiums that may be invested in a policy that qualifies as life insurance. The Policy is structured to meet the Section 7702 definition of a life insurance policy. This means that the Death Benefit is generally excluded from the Beneficiary’s gross income under Section 101(a) of the Tax Code and you are generally not taxed on increases in the Policy Value until a distribution occurs.
If the Death Benefit is not received in one sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will generally be excludable from the Beneficiary’s income, and amounts attributable to earnings on that income (occurring after the Insured’s death), which will be includable in the Beneficiary’s income.
If a Policy fails to qualify as life insurance under Section 7702, the Policy will not provide any of the tax advantages normally provided by life insurance. Lincoln Benefit has the right to amend the Policies to comply with any future changes in the Tax Code, any regulations or rulings under the Tax Code and any other requirements imposed by the Internal Revenue Service.
If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premium paid for the Policy minus any amounts previously received from the Policy if such amounts were properly excluded from your gross income. If your Policy is not a Modified Endowment Contract, policy loans are not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered even if the policy is not a Modified Endowment Contract. Withdrawals and loans from Modified Endowment Contracts are subject to less favorable tax treatment. Loans, if not repaid, and withdrawals reduce the contract’s death benefit and cash value. For an additional discussion of Modified Endowment Contracts, please see “Federal Taxes - Modified Endowment Contracts” on page 31.
If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Policy, the Death Benefit will also be included in the Insured’s gross estate. Examples of incidents of ownership include the right to:

•	change beneficiaries,

•	assign the Policy,

•	revoke an assignment,

•	pledge the Policy, or

•	obtain a Policy loan.
If you are Owner and Insured under the Policy, and you transfer all incidents of ownership in the Policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.
The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Policy in any of these arrangements, you should consult a qualified tax advisor regarding the tax attributes of the particular arrangement. We no longer sell life insurance contracts to corporate and self-employed tax-qualified retirement pension and profit sharing plans subject to Section 401.

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Employer Owned Life Insurance (a.k.a. “COLI”). The Pension Reform Act, enacted in 2006, includes provisions affecting the taxation of Death Benefits paid from policies owned by “Employers.” Although these policies are commonly referred to as Corporate Owned Life Insurance (“COLI”), the term “Employer” includes any person or non-natural entity such as a partnership, LLC, or corporation, which is engaged in a trade or business. The term Employer also includes a person or entity related to the policyholder under the attribution rules of Tax Code sections 267(b) or 707(b)(1), and any person or entity engaged in a trade or business which is under common control with the policyholder.
Generally, for contracts issued to employers after August 17, 2008, the portion of the Death Benefit in excess of the premiums or other amounts the employer paid for the policy will be treated as income unless:

•	the insured was an employee within 12 months of death;

•	proceeds are paid to the insured's beneficiary;

•	proceeds are used to buy back any equity interest owned by the insured at the time of death; or

•	the insured was a “highly compensated employee” or “highly compensated individual.”
For purposes of the COLI rules, “highly compensated employees” are:

•	more than 5% owners;

•	directors; and

•	anyone else in the top 35% of employees ranked by pay.
“Highly compensated individuals” are individuals who are:

•	more than 10% owners;

•	one of the five highest paid officers; or

•	among the highest paid 35% of all employees.
The COLI provision also includes notice and consent requirements, and reporting requirements.
Modified Endowment Contracts. A life insurance policy is treated as a “Modified Endowment Contract” under Section 7702A of the Tax Code if it meets the definition of life insurance in Section 7702, but fails the “seven-pay” test of Section 7702A. The seven-pay test limits the amount of premiums that can be paid into the contract before the Policy will become a Modified Endowment Contract. We will not accept any Premiums that cause the Policy to become a Modified Endowment Contract unless we receive from you a written acknowledgment that the Policy will become a Modified Endowment Contract. An exchange under Section 1035 of the Tax Code of a life insurance policy that is not a Modified Endowment Contract will not cause the new policy to be a Modified Endowment Contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance policy that is a Modified Endowment Contract for a new life insurance policy will always cause the new policy to be a Modified Endowment Contract.
If your Policy is not issued as a Modified Endowment Contract, it can become a Modified Endowment Contract under certain circumstances. If your Policy is materially changed at any time, your policy must be tested to determine whether it has become a Modified Endowment Contract. A material change includes certain increases in the policy’s death benefit and the addition or increase of certain riders, rate class changes, and certain changes to Death Benefit Options. Your Policy will be treated as though it were a new contract on the day the material change takes effect, a new seven-pay limit will be calculated, and a new seven-pay period will begin. Additionally, if the benefits provided by your Policy are reduced or certain changes to Death Benefit Options occur during the first 7 years of the policy or during a “seven-pay period”, the seven-pay test will be applied as though the policy were initially issued with the reduced benefits. If the cumulative premiums paid into the Policy prior to the reduction in benefits are in excess of the seven-pay limit for the reduced benefit, then your policy will become a Modified Endowment Contract.
If a contract is classified as a Modified Endowment Contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in Policy value are not subject to current taxation unless withdrawn or otherwise accessed. If you receive any amount as a Policy loan (including unpaid interest that is added to the loan balance) from a Modified Endowment Contract, or assign or pledge any part of the value of the Policy, such amount is treated as a distribution. Withdrawals and distributions made from a Modified Endowment Contract before the Insured’s death are treated as taxable income first, then as recovery of the investment in the contract. The taxable portion of any distribution from a Modified Endowment Contract is subject to an additional 10% penalty tax, except as follows:

•	distributions made on or after the date on which the taxpayer attains age 59½;

•	distributions attributable to the taxpayer’s becoming disabled (within the meaning of Section 72(m)(7) of the Tax Code); or

•
any distribution that is part of a series of substantially equal periodic payments (paid not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

31 PROSPECTUS

All Modified Endowment Contracts that are issued within any calendar year to the same owner by one company or its affiliates shall be treated as one Modified Endowment Contract in determining the taxable portion of any distributions from any of the contracts required to be aggregated.
Income Tax Withholding. Generally, Lincoln Benefit is required to withhold federal income tax at a rate of 10% from taxable distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.
Generally, code Section 1441 provides that Lincoln Benefit, as a withholding agent, must withhold 30% of the taxable amounts paid to a non-resident alien not subject to FATCA. Certain payees may be subject to the Foreign Accounts Tax Compliance Act ("FATCA") which would require 30% mandatory withholding for certain entities. Please see your personal tax advisor for additional information regarding FATCA. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8 to certify the owners’ foreign status. Withholding on taxable distributions may be reduced or eliminated if covered by an income tax treaty between the United States and the non-resident alien’s country of residence. The United States does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for taxable life insurance distributions.
Diversification Requirements. For a Policy to qualify as a variable life insurance policy for federal tax purposes, the investments in the Separate Account must be “adequately diversified” consistent with standards under Treasury Department regulations. If the investments in the Separate Account are not adequately diversified, the Policy will not be treated as a variable life insurance policy for federal income tax purposes. As a result, you will be taxed on the excess of the Policy Value over the investment in the contract. Although Lincoln Benefit does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.
Ownership Treatment. The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause a policy owner to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Sub-Account investments without being treated as owners of the underlying assets of the Separate Account.
Your rights under the Policy are different than those described by the IRS in private and public rulings in which it found that policy owners were not owners of separate account assets. For example, if your Policy offers more than twenty (20) investment alternatives you have the choice to allocate premiums and policy values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in your being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. Lincoln Benefit does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Policy. We reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However, we make no guarantee that such modification to the Policy will be successful.
Generation-Skipping Transfer Tax. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.
Under certain circumstances, the Tax Code may impose a generation-skipping transfer (“GST”) tax when all or part of a life policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Tax Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Reportable Policy Sale. The Tax Cuts and Jobs Act of 2017 included additional reporting requirements for any reportable policy sale occurring after December 31, 2017. A Reportable Policy Sale occurs when a person (buyer) acquires, directly or indirectly, a life insurance contract or any interest in such a contract with no substantial family, business, or financial relationship with the insured. The buyer is required to provide us with information related to the reportable policy sale to ensure proper reporting on an IRS Form 1099-LS. Upon notification of a reportable policy sale, we have an information reporting obligation to file a Form 1099-SB with the seller’s investment in the life policy. The Tax Cuts and Jobs Act of 2017 also modified the transfer for value rules. The potential

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application of these requirements underscores the importance of seeking guidance from a qualified advisor before entering into a reportable policy sale.
Medicare Tax on Investment Income. The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,500 for trusts. The taxable portion of payments received under the contract will be considered investment income for purposes of this surtax. You should consult a tax advisor about the impact of this tax on distributions from the Policy.

Distribution
Allstate Distributors, L.L.C. (“ADLLC”), located at 3075 Sanders Road, Northbrook, IL 60062-7127, serves as distributor of the Policies. ADLLC is a wholly owned subsidiary of Allstate Life Insurance Company. ADLLC is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).
ADLLC does not sell Policies directly to purchasers. ADLLC enters into selling agreements with affiliated and unaffiliated broker-dealers and banks to sell the Policies through their registered representatives. The broker-dealers are registered with the SEC and are FINRA member firms. Their registered representatives are licensed as insurance agents by applicable state insurance authorities and appointed as agents of Lincoln Benefit in order to sell the Policies. Policies also may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.
Lincoln Benefit offered the Policies on a continuous basis until December 31, 2003. The Policies were sold by registered representatives of broker-dealers who were our licensed insurance agents, either individually or through an incorporated insurance agency. Registered representatives may be eligible for a trail commission of .25% of policy value on policies that have been in force for at least one year. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.
Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. If you purchase a Primary Insured Rider, the commissions will vary depending on the allocation of your coverage between the base Policy and the Primary Insured Rider. The same initial Death Benefit will result in the highest commission when there is no Primary Insured Rider, with the commission declining as the portion of the Death Benefit coverage allocated to the Primary Insured Rider increases. Thus, the lowest commission amount is payable when the maximum Primary Insured Rider is purchased.
To the extent permitted by FINRA rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. We may not offer the arrangements to all broker-dealers and banks and the terms of the arrangement may differ among broker-dealers and banks.
Individual registered representatives, broker-dealers, banks, and branch managers within some broker-dealers and banks participating in one of these compensation arrangements may receive greater compensation for selling the contract than for selling a different contract that is not eligible for the compensation arrangement. While we take the compensation into account when establishing contract charges, any such compensation will be paid by us or ADLLC and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to the sale of the contract.
ADLLC compensates its representatives who act as wholesalers, and their sales management personnel, for Policy sales. This compensation is based on a percentage of premium payments and/or a percentage of Policy values. The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Policies, including any liability to Policy Owners arising out of services rendered or Policies issued.
Lincoln Benefit and ADLLC have also entered into wholesaling agreements with certain independent contractors and their broker-dealers. Under these agreements, compensation based on a percentage of premium payments and/or Contract values is paid to the wholesaling broker-dealer for the wholesaling activities of their registered representative.

Legal Proceedings
There are no pending material legal proceedings to which the Separate Account or principal underwriter is a party. Lincoln Benefit is engaged in routine lawsuits, which, in our management’s judgment, are not of material importance to its respective total assets or material with respect to the Separate Account.

Legal Matters
Matters of Nebraska law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Nebraska law, have been passed upon by Lamson, Dugan & Murray LLP, Omaha, Nebraska.

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Financial Statements
The financial statements of the Separate Account as of December 31, 2018 and for each of the two years in the period ended December 31, 2018, the financial statements and related financial statement schedules of Lincoln Benefit Life Company as of December 31, 2018 and December 31, 2017, for each of the three years in the period ended December 31, 2018, and the accompanying Reports of Independent Registered Public Accounting Firms appear in the Statement of Additional Information.

Cyber Security Risks
We are at risk for cyber security failures or breaches of our information and processing systems and the systems of our business partners that could have negative impacts on you.   These impacts include, but are not limited to, potential financial losses under your Policy, your inability to conduct transactions under your Policy, our inability to calculate your Policy’s values, and the disclosure of your personal or confidential information. For more information about these cyber security risks, see the SAI.

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Glossary of Special Terms
Please refer to this list for the meaning of the following terms:
Accumulation Unit - An accounting unit of measurement, which we use to calculate the value of a Sub-Account.
Age - The Insured’s age at his or her last birthday.
Attained Age - The Insured’s age at the last Policy Anniversary.
Beneficiary(ies) - The person(s) named by you to receive the Death Benefit under the Policy.
Death Benefit - The amount payable to the Beneficiary under the Policy upon the death of the Insured, before payment of any unpaid Policy Debt or Policy Charges.
Face Amount - The initial amount of insurance under your Policy, adjusted for any changes in accordance with the terms of your Policy.
Fixed Account - The portion of the Policy Value allocated to our general account.
Grace Period - A 61-day period during which the Policy remains in force so as to permit you to pay sufficient additional Premium to keep the Policy from lapsing.
Guaranteed Minimum Death Benefit, GMDB - A feature under which we guarantee that, regardless of declines in your Policy Value, your Policy does not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy Debt, are at least as great as either the monthly Safety Net Premium or monthly Lifetime Guarantee Premium amount times the number of months since the Issue Date.
Insured - The person whose life is Insured under the Policy.
Issue Date - The date on which the Policy is issued, which shall be used to determine Policy Anniversaries, Policy Years and Policy Months.
Lapse Determination Value - The value that must be available to pay a Monthly Deduction in order for the Policy to remain in force. If you have no outstanding Policy Debt, the Lapse Determination Value equals the Policy Value. Otherwise, it equals the Net Surrender Value.
Loan Account - An account established for amounts transferred from the Sub-Accounts and the Fixed Account as security for outstanding Policy loans.
Maturity Date - The Policy Anniversary following the Insured’s 100th birthday.
Monthly Automatic Payment - A method of paying a Premium each month automatically, for example by bank draft or salary deduction.
Monthly Deduction - The amount deducted from Policy Value on each Monthly Deduction Day for the policy fee, annual administrative expense charge when due, cost of insurance charge, and the cost of any benefit riders.
Monthly Deduction Day - The same day in each month as the Issue Date. If a month does not have that day, the deduction will be made as of the last day of the month. The day of the month on which Monthly Deductions are taken from your Policy Value.
Net Death Benefit - The Death Benefit, less any Policy Debt.
Net Investment Factor - The factor we use to determine the change in value of an Accumulation Unit in any Valuation Period. We determine the Net Investment Factor separately for each Sub-Account.
Net Policy Value - The Policy Value, less any Policy Debt.
Net Premium - The Premium less the Premium Charge.
Net Surrender Value - The Policy Value less any applicable surrender charges and less any unpaid Policy Debt. The Net Surrender Value must be positive for the Policy to remain in effect, unless the Guaranteed Minimum Death Benefit feature is in effect.
Policy Anniversary - The same day and month as the Issue Date for each subsequent year the Policy remains in force.
Policy Debt - The sum of all unpaid Policy loans and accrued loan interest.
Policy Month - A one month period beginning on the same day of the month as the issue date of the policy.
Policy Owner (“You” “Your”) - The person(s) having the rights and privileges of ownership defined in the Policy. The Policy Owner may or may not be the same person as the Insured. If your Policy is issued pursuant to a retirement plan, your ownership privileges may be modified by the plan.
Policy Value - The sum of the values of your interests in the Sub-Accounts of the Separate Account, the Fixed Account and the Loan Account. The amount from which the Monthly Deductions are made and the Death Benefit is determined.

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Policy Year - Each twelve-month period beginning on the Issue Date and each Policy Anniversary.
Portfolio(s) - The underlying funds in which the Sub-Accounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.
Premium - Amounts paid to us as premium for the Policy by you or on your behalf.
Qualified Plan - A pension or profit-sharing plan established by a corporation, partnership, sole proprietor or other eligible organization that is qualified for favorable tax treatment under Section 401(a) or 403(b) of the Tax Code.
SAI - Statement of Additional Information, which is available upon request.
Separate Account - The Lincoln Benefit Life Variable Life Account, which is a segregated investment account of Lincoln Benefit.
Sub-Account - A subdivision of the Separate Account, which invests wholly in shares of one of the Portfolios.
Surrender Value - The Policy Value less any applicable surrender charges.
Tax Code, Code - The Internal Revenue Code of 1986, as amended.
Valuation Date - Each day the New York Stock Exchange is open for business. We do not determine Accumulation Unit Value on days on which the New York Stock Exchange is closed for trading.
Valuation Period - The period of time over which we determine the change in the value of the Sub-Accounts in order to price Accumulation Units. Each Valuation Period begins at the close of normal trading on the NYSE, currently 4:00 p.m. Eastern time, on each Valuation Date and ends at the close of the NYSE on the next Valuation Date.
We, Us, Our - Our company, Lincoln Benefit Life Company, sometimes referred to as “Lincoln Benefit.”
You, Your - The person having the rights and privileges of ownership in the Policy.

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Where You Can Find More Information
You can call us at 1-800-865-5237 to ask us questions, to request information about the Policy, and to obtain copies of the SAI, personalized illustrations or other documents. You also can write to us at the address given on the first page of this Prospectus.
We have filed a SAI with the SEC. The current SAI is dated May 1, 2019. The SAI contains additional information about the Policy and is incorporated by reference in this Prospectus. You can obtain a free copy of the SAI upon request, by writing us or calling at the number given above. You should read the SAI because you are bound by the terms contained in it.
We file reports and other information with the SEC. You may read and copy any document we file with the SEC, including the SAI, at the SEC’s public reference room in Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for information on the operation of the public reference room.
Our SEC reports and other information about us are also available to the public at the SEC’s web site at http://www.sec.gov. Copies of any of the information filed with the SEC may be obtained upon payment of a duplicating fee by writing the SEC’s Public Reference Section, 100 F Street NE, Room 1580, Washington, DC 20549-2000.
LINCOLN BENEFIT LIFE COMPANY
through its Lincoln Benefit Life Variable Life Account
1940 Act File No. 811-9154
1933 Act File No. 033-67386

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Lincoln Benefit Life Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Lincoln Benefit Life Company electronically by contacting Lincoln Benefit Life Company Customer Service at 1-800-865-5237.
You may elect to receive all future reports in paper free of charge. You can inform Lincoln Benefit Life Company that you wish to continue receiving paper copies of your shareholder reports by contacting Lincoln Benefit Life Company Customer Service at 1-800-865-5237. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

37 PROSPECTUS

LBL6454-16

Investor’s Select Variable Universal Life Insurance Policy Prospectus
Flexible Premium Variable Universal Life Insurance Policies

Issued by:
Lincoln Benefit Life Company

In connection with:
Lincoln Benefit Life Variable Life Account

Street Address:
1221 N Street, Suite 200
Lincoln, NE 68508

Mailing Address:
Lincoln Benefit Life Company
Policyholder Services
P.O. Box 1538
Jacksonville, IL 62651-1538

Telephone Number: 1-844-768-6780
Fax Number: 1-844-768-6772

This Prospectus describes information you should know before you purchase the Investor’s Select Flexible Premium Variable Universal Life Insurance Policy. Please read it carefully and retain it for your records.
This Policy is designed to provide both life insurance protection and flexibility in connection with Premium payments and Death Benefits. Subject to certain restrictions, you may vary the frequency and amount of Premium payments and increase or decrease the level of life insurance benefits payable under the Policy.
Effective December 31, 2003, this product is no longer being offered for sale.
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Lincoln Benefit Life Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. You can inform Lincoln Benefit Life Company that you wish to continue receiving paper copies of your shareholder reports by contacting Lincoln Benefit Life Company Customer Service at 1-844-768-6780. Your election to receive reports in paper will apply to all portfolio companies available under your contract.
The date of this Prospectus is May 1, 2019

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DISTRIBUTION	34
LEGAL PROCEEDINGS	34
LEGAL MATTERS	34
FINANCIAL STATEMENTS	35
CYBER SECUIRTY RISKS	35
GLOSSARY OF SPECIAL TERMS	36
WHERE YOU CAN FIND MORE INFORMATION	38
THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. LINCOLN BENEFIT LIFE COMPANY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.
Capitalized terms used in this prospectus are defined where first used or in the Glossary beginning on page 35 of this prospectus.

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Summary
Description of the Policy and Policy Benefits
1. What is a Flexible Premium Variable Universal Life Insurance Policy?
Your Policy is designed to be flexible to meet your specific life insurance needs. Your Policy has a Death Benefit, Policy Value (both terms defined below) and other features of life insurance providing fixed benefits. Your Policy is a “flexible premium” policy because you have a great amount of flexibility in determining when and how much Premium you want to pay. Your Policy is a “variable” policy because the Death Benefit and Policy Value vary according to the investment performance of the Sub-Accounts to which you have allocated your Premiums. The Policy provides you with an opportunity to take advantage of any increase in your Policy Value but you also bear the risk of any decrease.
2. What are the Premiums for this Policy?
You have considerable flexibility as to the timing and amount of your Premiums. You have a required first year Premium for your Policy, which is based on your Policy’s Face Amount and the Insured’s age, sex and risk class. You do not have to pay the required Premium after the first Policy Year. However, to take advantage of the Guaranteed Minimum Death Benefit (“GMDB”) feature you must pay the cumulative monthly guarantee premiums due. If you allow the GMDB feature to terminate, you must pay enough Premium so that your Lapse Determination Value can pay Monthly Deductions. Otherwise, you may pay any level of Premium, as long as the Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code. For more information, please see “Purchase of Policy and Premiums” on page 11 and “Federal Taxes” beginning on page 29.
You also may establish a planned periodic Premium. You are not required to pay the planned periodic Premium and we will not terminate your Policy merely because you did not.
If you pay more Premium than permitted under section 7702A of the Tax Code, your Policy would be classified as a modified endowment contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see “Federal Taxes - Modified Endowment Contracts” on page 31.
3. What is the Guaranteed Minimum Death Benefit feature?
Unless otherwise required by your state, we agree to keep the Policy (including any riders) in force for a specified period, regardless of the investment performance of the Sub-Accounts, and provide a Guaranteed Minimum Death Benefit for either:

(a)	the Insured’s lifetime; or

(b)	for issue ages 0-55: to the Insured’s Attained Age 65;

(c)	for issue ages 56-70: 10 Policy Years; or

(d)	for issue ages 71-79: to the Insured’s Attained Age 80
so long as you pay the appropriate monthly guarantee premium. For additional discussion, see “Purchase of Policy and Premiums - Monthly Guarantee Premiums” on page 12.
4. How is my Policy Value Determined?
Your Premiums are invested in one or more of the Sub- Accounts or allocated to the Fixed Account, as you instruct us. Your Policy Value is the sum of the values of your interests in the Sub-Accounts of the Separate Account, plus the values in the Fixed Account and the Loan Account. Your Policy Value depends on the investment performance of the Sub-Accounts and the amount of interest we credit to the Fixed Account, as well as the Net Premiums paid, partial withdrawals, and charges assessed. We have summarized the charges imposed under the Policy in “Fee Tables” and described them in more detail in “Charges and Deductions” on page 26. For additional discussion of your Policy Value, please see “Policy Value” on page 13.
5. What are the Investment Choices for this Policy?
The Policy currently offers multiple investment options, each of which is a Sub-Account. You may invest in up to twenty-one (21) Sub-Accounts or twenty (20) Sub-Accounts plus the Fixed Account. Each Sub-Account invests in a single Portfolio. See “Investment and Fixed Account Options - The Sub-Accounts and the Portfolios” on page 17 for a listing of the Sub-Accounts currently available under the Policy. We also offer a Fixed Account option. You may transfer money among your investment choices, subject to restrictions. Please see “Risks of the Policy” on page 6 and “Transfers - Trading Limitations” on page 16.
6. How are my Premiums Allocated?
Before your Premiums are allocated to the Policy Value, we deduct a 2.5% Premium Charge. For more detail, see “Charges and Deductions” on page 26. The amount remaining after the deduction of the Premium Charge is called the Net Premium.
When you apply for the Policy, you specify in your application how to allocate your Net Premiums. You may change your allocations at any time by notifying us in writing at the address on the front cover of this Prospectus. See “Purchase of Policy and Premiums - Allocation of Premiums” on page 12.

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Generally, we allocate your initial Premiums to the Sub-Accounts and the Fixed Account when we have received your Premium and underwriting approval. We reserve the right, however, to delay the allocation of your initial Premium to the Sub-Accounts as described in “Purchase of Policy and Premiums - Allocation of Premiums” on page 12. Furthermore, if outstanding requirements prevent us from placing your Policy in force, your Premiums are not allocated until you satisfy those requirements.
We generally allocate your other Premiums to the Sub-Accounts and the Fixed Account as of the date we receive your Premiums in our home office. However, we reserve the right to delay the allocation of any Premium that requires underwriting.
7. May I Transfer Policy Value Among the Sub-Accounts and the Fixed Account?
You may transfer Policy Value among the Sub-Accounts and the Fixed Account by writing to or calling us at the address or telephone number shown on the first page of this Prospectus. While you also may transfer amounts from the Fixed Account, certain restrictions may apply. While we currently are waiving the transfer fee, we reserve the right under your Policy to charge a transfer fee on certain transfers. See “Transfers” on page 14.
In addition, you may use our automatic Dollar Cost Averaging Program or our Portfolio Rebalancing Program, though you may not use both at the same time. For additional information, please see “Transfers - Dollar Cost Averaging” on page 14.
8. What are the Death Benefit Options?
While your Policy is in force, we will pay a Death Benefit to the Beneficiary upon the death of the Insured. The Policy provides for two Death Benefit options you may choose between while the Insured is alive. Under Option 1, the Death Benefit is equal to the greater of your Policy’s Face Amount or the Policy Value multiplied by a specified percentage. Under Option 2, the Death Benefit is equal to the greater of your Policy’s Face Amount plus the Policy Value on the Insured’s date of death or the Policy Value multiplied by a specified percentage. Decreases in the Policy Value never cause the Death Benefit to be less than the Face Amount. Before we pay the Death Benefit to the Beneficiary, however, we subtract an amount sufficient to repay any outstanding Policy Debt and to pay any due and unpaid charge. For additional information, please see “Policy Loans” on page 22 and “Death Benefits and Optional Insurance Benefits” on page 20.
9. How is the Death Benefit paid?
While the Policy is in force and when the Insured dies, we pay a Death Benefit to your Beneficiary. You or your Beneficiary may choose to receive the proceeds of the Policy in the form of one sum payment or over a period under an optional payment plan. The Death Benefit proceeds are reduced by any amount you owe us, such as outstanding loans, loan interest or unpaid charges. The proceeds may be increased if, for example, you have added a rider that provides an additional benefit. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.
10. Can I Increase or Decrease my Policy’s Face Amount?
Yes, you have considerable flexibility to increase or decrease your Policy’s Face Amount. You may request an increase and/or a decrease after the fifth Policy Year by sending a written request to us. Your requested increase must be at least $10,000. If you request an increase, you must provide evidence of insurability to us that meets our standards. An increase in the Face Amount increases the charges deducted from your Policy Value. You may not decrease the Face Amount of your Policy below $25,000. We do not permit a Face Amount change if the Policy is in the Grace Period. For more detail, see “Death Benefits and Optional Insurance Benefits - Change to Face Amount” on page 21. In addition, modifying your Policy’s Face Amount might have tax ramifications. For an additional discussion, please see “Federal Taxes” on page 29.
11. Do I have Access to the Value of my Policy?
Yes. You may surrender your Policy at any time for its Net Surrender Value. Upon surrender, life insurance coverage under your Policy ends. We may subtract a surrender charge from your surrender proceeds during the first twelve Policy Years and the first twelve years following an increase to the Face Amount. For more information concerning the calculation of surrender charges, see “Charges and Deductions - Surrender Charge” on page 27.
You also may withdraw part of your Policy Value through a partial withdrawal, which must equal at least $250. In addition, the maximum partial withdrawal amount may not reduce the Face Amount below $25,000. For more detail, see “Surrenders and Withdrawals” on page 24.
Surrenders and withdrawals may have tax consequences. For an additional discussion, please see “Risks of the Policy” on page 6 and “Federal Taxes - Taxation of Policy Benefits” on page 30.
12. May I Take out a Policy Loan?
You may borrow money from us using your Policy as security for the loan. The maximum loan amount is equal to 90% of the Surrender Value. Other restrictions may apply if your Policy is issued in connection with a Qualified Plan. For more detail, see “Policy Loans” on page 22. For a discussion regarding the possible tax consequences of loans, see “Federal Taxes” on page 29.

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13. Can I Exchange my Policy?
During the first 24 months after your Policy is issued, or the first two years after an increase in the Face Amount, if your Policy remains in force, you may exchange or amend your Policy to convert it to a non-variable universal life insurance policy without submitting proof of insurability. We will accomplish the conversion by transferring all of your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Sub-Accounts. Charges under the amended Policy will be based on the same risk classification as the Policy. We will not charge you for this conversion.
14. Can I Cancel my Policy?
You may cancel your Policy by returning it to us within 10 days after you receive it, or after whatever longer period may be permitted by the laws of the state in which you reside. We refund the Policy Value as of the date we receive your returned Policy, plus any charges previously deducted, unless your state requires a refund of Premium. Your Policy contains specific information about your free-look rights in your state. For more information, see “Cancellation and Conversion Rights - Free-Look Period,” on page 25.
Risks of the Policy
1. Is my Policy Value Guaranteed?
Your Policy Value is not guaranteed. However, the payment of the Death Benefit may be guaranteed under the Guaranteed Minimum Death Benefit feature. The value of your Policy fluctuates with the performance of the investment options you choose. Your investment options may not perform to your expectations. Your Policy Values in the Sub-Accounts may rise or fall depending on the performance of the Portfolios in which the Sub-Accounts invest and the charges under your Policy. For more detail, please see “The Portfolios and Associated Risks” on page 7 and “Investment and Fixed Account Options” on page 17. In addition, a guarantee with respect to interest rate applies only to the Fixed Account investment option.
2. Is this Policy Suitable for Short-Term Savings?
No, you should not purchase the Policy if you may need to access the Policy Value within a short time. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered.
3. Can my Policy Lapse?
Your Policy could terminate if the value of your Policy becomes too low to support the Policy’s monthly charges and the Guaranteed Minimum Death Benefit feature is not in effect. If this occurs, we notify you in writing. You will then have a 61-day Grace Period to pay additional amounts to prevent your Policy from terminating. See “Lapse and Reinstatement” on page 25. If you have any outstanding Policy Loans when your Policy lapses, you may have taxable income as a result. See “Federal Taxes” on page 29.
4. Are There Risks Involved with Specialized Uses of the Policy?
Because the Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient Premiums are not paid, the Policy may lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences. See “Federal Taxes” on page 29.
5. What are the Limitations on Withdrawal?
After the first Policy Year, withdrawals are permitted. As noted above, the minimum withdrawal amount permitted is $250, and maximum partial withdrawal amount may not reduce the Face Amount below $25,000. We impose a proportionate percentage of the surrender charge on each withdrawal. Please note that withdrawals reduce your Policy’s Death Benefit. See “Partial Withdrawal” on page 24. In addition, withdrawals may have tax consequences. See “Federal Taxes” on page 29.
6. What are the Limitations on Transfer?
We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account. In addition, while we currently are not charging a transfer fee, the Policy gives us the right to impose a transfer fee of up to $25 in certain circumstances. If allowed in your state, we reserve the right to limit transfers in any Policy Year, or to refuse any transfer request for a Policy Owner or certain Policy Owners. For example, we reserve the right to limit excessive trading and transfers that would disadvantage Policy Owners or have a detrimental effect on Accumulation Unit Values or the share price of any Portfolio. See “Transfers - Trading Limitations” on page 16.
7. What are the Limitations or Charges on Surrender of the Policy?
You may surrender your Policy at any time. We deduct a surrender charge from the surrender proceeds. The surrender charge is calculated as described in “Charges and Deductions - Surrender Charge” on page 27. While the amount of the surrender charge

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decreases over time, it may be a substantial portion or even exceed your Policy Value. In addition, the surrender of your Policy may have tax consequences. See “Federal Taxes” on page 29.
8. What are the Risks of Taking a Policy Loan?
Taking a loan from your Policy may increase the risk that your Policy will lapse, will have a permanent effect on your Policy Value and will reduce the Death Proceeds. In addition, if your Policy is a modified endowment contract for tax purposes, taking a Policy Loan may have tax consequences. See “Federal Taxes - Modified Endowment Contracts” on page 31.
9. What are the Tax Consequences of Buying this Policy?
Your Policy is structured to meet the definition of a life insurance contract under the Tax Code. We may need to limit the amount of Premiums you pay under the Policy to ensure that your Policy continues to meet that definition.
Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total Premiums paid. Amounts received upon surrender or withdrawal in excess of Premiums paid are treated as ordinary income.
Special rules govern the tax treatment of life insurance policies that meet the federal definition of a modified endowment contract. Depending on the amount and timing of your Premiums, your Policy may meet that definition. Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Withdrawals and policy loans, however, are treated differently. Amounts withdrawn and policy loans are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includible in your taxable income. In addition, an additional 10% federal penalty tax is generally imposed on the taxable portion of amounts received before age 59½. We will not accept any Premium that would cause the Policy not to qualify as a life insurance contract under the Tax Code. For more information on the tax treatment of the Policy, see “Federal Taxes” on page 29.
The death benefit of life insurance policies that were transferred for value may be subject to ordinary income taxes. Estate taxes may apply. Consult your tax advisor for additional information.
The Portfolios And Associated Risks
1. What is a Portfolio?
Each of the Sub-Accounts invests in the shares of one of the Portfolios. Each Portfolio is either an open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”) or a separate investment series of an open-end management investment company. Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies, which are described in the Prospectuses for the Portfolios. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other. Under the Policy, the Sub-Accounts currently invest in the Portfolios set forth in this Prospectus. Some of the Sub-Accounts described in this Prospectus may not be available under your Policy. For an additional discussion of the Portfolios, please see “Investment and Fixed Account Options - The Sub-Accounts and the Portfolios” on page 17.
2. What are the Risks of the Portfolios?
We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives. A description of each Portfolio’s investment policies and a comprehensive statement of each Portfolio’s risks may be found in its Prospectus. For additional information, please see “Investment and Fixed Account Options - The Sub-Accounts and the Portfolios” on page 17.
3. How can I Learn More about the Portfolios?
You should read the Portfolios’ current Prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks. You should read the Portfolios’ Prospectuses before allocating amounts to the Sub-Accounts. If you do not have a Prospectus for a Portfolio, please contact us at the number listed on the first page of this Prospectus and we will send you a copy.

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Fee Tables
The following tables describe the fees and expenses that you pay when buying, owning and surrendering the Policy. The first table describes the maximum fees and expenses that you pay at the time that you buy or surrender the Policy or transfer cash value between investment options.

TRANSACTION FEES

Charge	When Charge is Deducted	Amount Deducted
Premium Charge	When you pay a Premium.	2.5% of the Premium amount.

Surrender Charge (per $1000 of Face Amount) (1)	When you surrender your Policy during the first 12 Policy Years.

Minimum and Maximum Initial Surrender Charge:		Minimum: $2.27 per $1000. Maximum: $50.66 per $1000

Initial Surrender Charge for 40 year-old male non-smoker, $150,000 Face Amount		$8.14 per $1000.

Transfer Fee (2)	Each transfer after the first in each calendar month.	$25.00 maximum; $0 current

Net Loan Interest Rate (3)(4)	When you have a Policy Loan	Net Interest Rate on Standard Loans 2% Net Interest Rate on Preferred Loans 0%

(1)
The initial amount of the surrender charge generally equals the Initial Face Amount of your Policy multiplied by the applicable rate per thousand dollars of Face Amount. The applicable rate depends on the Premium, Insured’s age at issue, sex and status as a nonsmoker or smoker. For partial withdrawals made during the first twelve Policy Years, we assess a proportionate percentage of the surrender charge. The proportionate percentage is the amount of the partial withdrawal requested divided by the surrender value. When a partial withdrawal is assessed, we will reduce any remaining surrender charges in a proportionate manner. An additional surrender charge is imposed if you increase your Policy’s Face Amount. The surrender charge shown in the table above may not be representative of the charge you would pay. For more information about the surrender charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(2)	Currently, we are waiving this fee.

(3)
The net interest rate represents the difference between the interest rate we charge on the loan and the interest rate that is credited to the loan amount once it is moved to the Loan Account. We are currently crediting 4% to the amount allocated to the Loan Account. For more information, see “Policy Loans” on page 22.

(4)	Beginning in policy year 13, all new and existing loans will be treated as preferred loans with regard to interest accruing or credited on or after April 15, 2006.

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The table below describes the fees and expenses that you pay periodically during the time that you own the Policy, not including the Portfolio fees and expenses. Each of these fees is calculated monthly and deducted from your Policy Value as part of the Monthly Deduction.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance Charge (per $1000 Net Amount at Risk) (1)	Monthly
Minimum and Maximum COI Charge:		Guaranteed: Minimum: $0.06 per $1000. Maximum: $83.33 per $1000.	Current: Minimum: $0.06 per $1000. Maximum: $24.83 per $1000
Minimum & Maximum COI Charge for a 40-year old Male Non-Smoker, $150,000 Face Amount		Guaranteed: Minimum: $0.20 per $1000. Maximum: $83.33 per $1000.	Current: Minimum: $0.19 per $1000. Maximum: $19.27 per $1000.
Policy Fee	Monthly	$5.00
Administrative Expense Charge	Yearly	Annual Rate for Policy Years 1-12: 0.20% of the Policy Value	Annual Rate for Policy Years 13+: 0%
Risk Charge (as a percentage of each Sub-Account Value) (2)	Daily	Annual Rate for All Policy Years: Guaranteed: 0.90% Current: 0.70%

(1)
The cost of insurance charge varies based on individual characteristics such as the age, Policy Year, underwriting class, Face Amount and sex of the Insured. The cost of insurance charge increases as the Insured ages. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate than the guaranteed rate shown in your Policy. We calculate a separate cost of insurance charge for any increase in the Face Amount based on the Insured’s circumstances at the time of the increase. For more information about the calculation of the cost of insurance charges, see “Charges and Deductions” on page 26.

The cost of insurance charge shown in the table above may not be representative of the charge you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(2)
The daily equivalent of the risk charge is deducted from the Accumulation Unit Values on each Valuation Date. The daily risk charge is currently 0.000019178, guaranteed not to exceed 0.000024658 thereafter.

We currently do not deduct a separate charge against the Separate Account for income taxes. In the future, however, we may impose such a charge if in our sole discretion we determine that we will incur a tax from the operation of the Separate Account.

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OPTIONAL BENEFIT CHARGES
Currently, we are offering the following optional riders, which are subject to state availability. The charges for the riders you select are deducted monthly from your Policy Value as part of the Monthly Deduction. You may not be eligible for all optional Riders shown below. The benefits provided under each rider are summarized in “Optional Insurance Benefits” beginning on page 21:

Optional Benefit	When Charge is Deducted	Amount Deducted
Children’s Level Term Rider (per $5,000 unit of coverage	Monthly	$2.50 per unit
Accidental Death Benefit Rider (per $1,000 of benefit amount) (1)	Monthly
Minimum and Maximum COI Charge:		Minimum COI: $0.08 per $1,000 Maximum COI: $0.13 per $1,000
COI Charge for a 40-year old Male Non-Smoker, $150,000 Face Amount		COI: $0.10 per $1,000
Continuation of Premium Rider (per $100 of benefit amount) (2)	Monthly
Minimum and Maximum COI Charge:		Minimum COI: $0.23 per $100 Maximum COI: $1.54 per $100
COI Charge for a 40-year old Male Non-Smoker, $150,000 Face Amount		COI: $0.41 per $100
Additional Insured Rider (per $1,000 of benefit amount) (3)	Monthly
Minimum and Maximum COI Charge:		Guaranteed: Minimum COI: $0.06 per $1,000 Maximum COI: $83.33per $1,000 Current: Minimum COI: $0.07 per $1,000 Maximum COI: $24.66 per $1,000
Minimum & Maximum COI Charge for a 40-year old Male Non-Smoker, $150,000 Face Amount		Guaranteed: Minimum COI: $0.20 per $1,000 Maximum COI: $83.33 per $1,000 Current: Minimum COI: $0.25 per $1,000 Maximum COI: $19.60 per $1,000
Primary Insured Rider (per $1,000 of benefit amount) (4)	Monthly
Minimum and Maximum COI Charge:		Guaranteed: Minimum COI: $0.06 per $1,000 Maximum COI: $83.33per $1,000 Current: Minimum COI: $0.05 per $1,000 Maximum COI: $24.66 per $1,000
Minimum & Maximum COI Charge for a 40-year old Male Non-Smoker, $150,000 Face Amount		Guaranteed: Minimum COI: $0.20 per $1,000 Maximum COI: $83.33per $1,000 Current: Minimum COI: $0.17 per $1,000 Maximum COI: $19.60 per $1,000
Accelerated Death Benefit Rider, Terminal Illness (5)	N/A	N/A

(1)
The applicable charge depends on the Insured’s age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(2)
The applicable charge depends on the Insured’s sex and age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(3)
The applicable charge depends on the Additional Insured’s age, sex and underwriting status when the Rider was added to your Policy. This Rider may no longer be added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that applies to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(4)
The applicable charge depends on the Insured’s age at issue, sex and underwriting status. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(5)	There is no additional cost for these Riders. The Accelerated Death Benefit Rider, Terminal Illness, may be added to your Policy at any time.

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The table below shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. Advisors and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios’ expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Portfolio’s fees and expenses appears in the prospectus for each Portfolio.
Portfolio Total Annual Operating Expenses

	Minimum	Maximum
Total Annual Operating Expenses (1) (expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses)	0.10%	1.25%

(1)	Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2018.

Purchase of Policy and Premiums
Application for a Policy. You may apply to purchase a Policy by submitting a written application to us at the address given on the first page of this Prospectus. We generally do not issue Policies to insure people who are older than age 80. The minimum Face Amount for a Policy is $50,000 ($25,000 for Insureds age 65 or over at the Issue Date). Before we issue a Policy, we require you to submit evidence of insurability satisfactory to us. Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any lawful reason. If we do not issue a Policy to you, we return your Premium to you. We reserve the right to change the terms or conditions of your Policy to comply with changes in the applicable law. We have described some of the variations from the information appearing in this Prospectus due to individual state requirements in the SAI or in endorsements to the Policy, as appropriate.
We issue your Policy when we have determined that your application meets our underwriting requirements. We apply our customary underwriting standards to the proposed Insured. If on the Issue Date there are outstanding requirements that prevent us from placing your Policy in force, we will allocate your Premium when all requirements have been met. An example of an outstanding requirement is an amendment to your application that requires your signature. We commence coverage of the Insured under the Policy, on the later of: (i) the Issue Date, (ii) the date that we receive your first Premium, or (iii) the date that all requirements have been met.
If you pay a Premium with your application and your requested Face Amount is less than $500,000, we provide the Insured with temporary conditional insurance only if you meet all of the terms of a conditional receipt. The temporary conditional insurance provides coverage during the underwriting of your application but only if you are ultimately approved for coverage on the same basis as the risk classification and Face Amount of coverage for which you applied. This temporary conditional coverage starts when you complete your application and pay the first Premium, unless a medical exam or lab test results are required. In that event, temporary conditional coverage starts when all medical exams and lab tests have been completed. The Issue Date determines Monthly Deduction Days, Policy Months, and Policy Years.
Premium Payments. During the first Policy Year, you must pay an amount at least equal to the required Premium shown in your Policy. We send you a reminder notice if you pay annually, semi-annually or quarterly. You may also make a Monthly Automatic Payment.
After the first Policy Year, you may pay additional Premium at any time, and in any amount, as long as your Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code, as explained in “Federal Taxes” beginning on page 29. Premiums must be sent to us at our mailing address on the first page. Unless you request otherwise in writing, we treat all payments received while a Policy loan exists as new Premium.
Your Policy also shows a planned periodic Premium amount; however, you are not required to pay the planned periodic Premiums. You set the planned periodic Premium when you purchase your Policy. Your Policy will not lapse because you did not pay a planned periodic Premium.
Even if you pay all of the planned periodic Premiums, however, your Policy nevertheless may enter the Grace Period and thereafter lapse if you have not paid either the Lifetime Guarantee Premium or the Safety Net Premium amount and the Net Surrender Value is no longer enough to pay the Monthly Deductions. Please see the “Monthly Guarantee Premiums” discussion just below. Yet, paying planned periodic Premiums will generally provide greater benefits than if a lower amount of Premium is paid. Paying planned periodic Premiums can also help to keep your Policy in force if your planned Premium payments are at least as great as the Lifetime Guarantee Premium or the Safety Net Premium amount.
Premium Limits. Before we accept any Premium that would require an increase in the net amount at risk under the Policy, you first must provide us with evidence of insurability. The Tax Code imposes limits on the amount of Premium that can be contributed under a life insurance contract. If you exceed this limit, your Policy would lose its favorable federal income tax treatment under the Tax Code. Accordingly, we will not accept any Premium that would cause your Policy to exceed this limit, unless you increase the

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Face Amount of your Policy appropriately. To obtain this increase, you must submit a written request to us and provide evidence of insurability meeting our then current underwriting standards. Otherwise, we will only accept the portion of your Premium that would cause your total Premiums to equal the maximum permitted amount and we will return the excess to you. In addition, we will not accept any additional Premium from you until we can do so without exceeding the limit set by the Tax Code.
Paying too much Premium also could cause your Policy to be treated as a “modified endowment contract” for federal income tax purposes. See “Modified Endowment Contracts” at page 31 below for more information.
Monthly Guarantee Premiums. The Policy offers a Guaranteed Minimum Death Benefit feature with two levels of monthly guarantee premiums - the Lifetime Guarantee Premium and the Safety Net Premium. This feature provides assurance that coverage will remain in force for specified periods regardless of changes in the Policy Value.
Lifetime Guarantee Premium. We guarantee that, during the Insured’s Lifetime, even if the Lapse Determination Value is not sufficient to pay the Monthly Deductions, your Policy (including any riders) will stay in force as long as your total Premiums, minus partial withdrawals and Policy Debt, at least equal the product of the monthly Lifetime Guarantee Premium times the number of months since the Issue Date. This feature may not be available in all states.
Safety Net Premium. If your total Premiums minus partial withdrawals and Policy Debt at least equal the sum of the monthly Safety Net Premium times the number of months since the Issue Date, we guarantee that your Policy (including any riders) will remain in force during a specified period even if the Lapse Determination Value becomes insufficient to cover Monthly Deductions. The specified period varies by Issue Age as follows:
Issue ages 0-55: to the Insured’s Attained Age 65;
Issue ages 56-70: 10 Policy Years; or
Issue ages 71-79: to the Insured’s Attained Age 80.
In some states, these Safety Net Premium periods are not permitted by law. Please check with your local representative on the Safety Net period approved in your state.
During the first Policy Year, the Safety Net Premium amount equals the required Premium. As a result, if you pay your required Premium on a timely basis, the Safety Net Premium feature remains in effect. Because the Safety Net Premium feature covers optional Riders, adding optional Riders to your Policy increases your Safety Net Premium amount.
Before your Policy is issued, you must choose which Monthly Guarantee Premium option will apply to your Policy. If you do not make an election, the Safety Net Premium will apply. You may not change your election after your Policy is issued. If at any time your total Premiums, less partial withdrawals and Policy Debt, are less than the product of the Monthly Guarantee Premium times the number of Policy Months since the Issue Date, we will let you know and you will have 61 days to satisfy the shortfall. If you do not, the Guaranteed Minimum Death Benefit feature will end. Once the Guaranteed Minimum Death Benefit feature terminates, you cannot reinstate it and your Policy stays in force only as long as the Lapse Determination Value is sufficient to pay the Monthly Deductions. For more detail about the circumstances in which the Policy will lapse, see “Lapse and Reinstatement” on page 25.
Increases, decreases, partial withdrawals, Death Benefit option changes, and addition or deletion of riders may affect the Monthly Guarantee Premium Amount.
Modified Endowment Contracts. Under certain circumstances, a Policy could be classified as a “modified endowment contract,” which is a category of life insurance contract defined in the Tax Code. If your Policy were to become a modified endowment contract, distributions and loans from the Policy could result in current taxable income for you, as well as other adverse tax consequences. These tax consequences are described in more detail in “Federal Taxes - Modified Endowment Contracts.”
Your Policy could be a Modified Endowment Contract if, among other things, you pay too much Premium or if the Death Benefit is reduced. We monitor the status of your Policy and advise you if you need to take action to prevent the Policy from becoming a modified endowment contract. If you pay a Premium that would result in this classification, we notify you and allow you to request a refund of the excess Premium, or other action, to avoid having your Policy become a modified endowment contract. If, however, you choose to have your Policy become a modified endowment contract, we do not refund the Premium.
Your policy will be a Modified Endowment Contract if it is issued in exchange for a modified endowment contract issued by another insurer. Your policy will not be a modified endowment contract if it is issued in exchange for a non-modified endowment contract in a transaction that qualifies under Section 1035 of the Tax Code. However, paying additional premium into such a policy could cause it to become a modified endowment contract. For more information, please consult your tax advisor, and see “Replacement of Modified Endowment Contracts” in the SAI.
Allocation of Premiums. Your Net Premiums are allocated to the Sub-Account(s) and the Fixed Account in the proportions that you have selected. You must specify your allocation percentages in your Policy application. Percentages must be in whole numbers and the total allocation must equal 100%. We allocate your subsequent Net Premiums in those percentages until you give us new allocation instructions.

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Initially, you may allocate your Policy Value among twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. You may add or delete among these options from time to time so long as your Policy Value is spread among no more than the 21 options. In the future, we may waive this limit.
We allocate your initial Net Premium to the Sub-Accounts and the Fixed Account, as you have instructed us, on the Issue Date. If you do not pay the first Premium until after the Issue Date, we allocate your initial Net Premium to the Sub-Accounts and the Fixed Account on the date we receive it at the Home Office. If there are outstanding requirements when we issue the Policy, which prevent us from placing your Policy in force, your Premiums are not allocated until all requirements are satisfied. We do not credit earnings or interest before the Issue Date.
In some states, we are required to return at least your Premium if you cancel your Policy during the “free-look” period. In those states, currently, we allocate any Premium received before the end of the free-look period as described above. In the future, however, if you live in one of those states, we reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected or to the Fixed Account until after the “free-look” period; in the interim, we allocate your Premiums to the Fixed Account. For more information, please see “Cancellation and Conversion Rights” on page 25.

Policy Value
General. Your Policy Value is the sum of the value of your Accumulation Units in the Sub-Accounts you have chosen, plus the value of your interest in the Fixed Account, plus your Loan Account. Your Policy Value changes daily to reflect the performance of the Sub-Accounts you have chosen, the addition of interest credited to the Fixed Account, the addition of Net Premiums, and the subtraction of partial withdrawals and charges assessed. There is no minimum guaranteed Policy Value.
On the Issue Date or, if later, the date your first Premium is received, we deduct the Monthly Deduction for the first Policy Month. We have described the formula to compute your portion of Policy Value in a particular Sub-Account in the SAI.
We make all calculations in connection with the Policy (other than the initial Premiums) on the date we receive your Premium or your request for other action, if that date is a Valuation Date and we are open for business.
Otherwise, we make that determination on the next succeeding day that is a Valuation Date and a date on which we are open for business. Calculations for initial Premiums and Premiums requiring underwriting are made on the date your Net Premium is allocated to the Sub-Accounts and the Fixed Account, as described in “Allocation of Premiums” above.
Accumulation Units. We determine the number of Accumulation Units in each Sub-Account to allocate to your Policy by dividing that portion of your Net Premium or other transaction allocated to a Sub-Account by that Sub-Account’s Accumulation Unit Value on the Valuation Date when the allocation occurs.
Accumulation Unit Value. The Accumulation Unit Value for each Sub-Account varies to reflect the investment experience of the applicable Portfolio. We determine the Accumulation Unit Value for each Sub-Account on each Valuation Date by multiplying the Accumulation Unit Value on the preceding Valuation Date by the Net Investment Factor for that Sub-Account for the Valuation Period then ended.
The Net Investment Factor for each Sub-Account is (1) divided by (2), minus (3), where:

(1)
equals (a) the net asset value per share of the Portfolio held in the Sub-Account at the end of the current Valuation Period, plus (b) the per share amount of any dividend or capital gains distribution made by the Portfolio during the current Valuation Period, plus or minus (c) a per share credit or charge with respect to any taxes which we paid or for which we reserved during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account (no federal income taxes currently are applicable),

(2)	is the net asset value per share of the Portfolio held in the Sub-Account at the end of the last prior Valuation Period, and

(3)	is the daily risk charge assessed for mortality and expense risks.
Please refer to the Prospectuses for the Portfolios for a description of how the assets of each Portfolio are valued, since that determination has a direct bearing on the Net Investment Factor of the corresponding Sub-Account and, therefore, your Policy Value. For a more detailed discussion, please see “Policy Value” on page 13.
Written Requests and Forms in Good Order. Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in “good order.” Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.

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Postponement of Payments. We may defer for up to fifteen days the payment of any amount attributable to a Premium paid by check to allow the check a reasonable time to clear. We may postpone paying any amount for a total surrender or a partial withdrawal, the disbursement of a Policy Loan, or the payment of the Death Benefit Proceeds, in the following circumstances: (i) whenever the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings); (ii) when trading on the NYSE is restricted or an emergency exists, as determined by the Securities and Exchange Commission ("SEC"), so that disposal of the Separate Account’s investments or determination of the value of its net assets is not reasonably practicable; or (iii) at any other time permitted by the SEC for your protection.
In addition, we may delay payment of the Surrender Value in the Fixed Account for up to six months or a shorter period if required by law. If we defer payment for more than 30 days, we add interest at our current rate from the time you asked for the Surrender Value in accordance with applicable state law.

Transfers
General. While the Policy is in force, you may transfer Policy Value among the Fixed Account and Sub-Accounts in writing or by telephone. Currently, there is no minimum transfer amount, except in states where a minimum transfer amount is required by law. We may set a minimum transfer amount in the future. In the future, we may charge you the transfer fee described on page 29, although currently we are waiving it.
You currently may not have Policy Value in more than twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. Accordingly, we will not perform a transfer that would cause your Policy to exceed that limit. We may waive this limit in the future.
Generally, we only make transfers on days when the NYSE is open for business. See “Policy Value” on page 13. If we receive your request on a day when the NYSE is not open for business, or if we receive your request after the close of business on the NYSE, we make the transfer on the first subsequent day on which the NYSE is open.
Special requirements apply to transfers from the Fixed Account. You may transfer one sum from the Fixed Account to the Sub-Accounts only during the 60-day period beginning on the Issue Date or each Policy Anniversary. We do not process transfer requests involving the Fixed Account at any other time, except transfers pursuant to a Dollar Cost Averaging or Portfolio Rebalancing program.
The maximum amount which may be transferred as one sum or as Portfolio Rebalancing transfers from the Fixed Account during a Policy Year usually is: (i) 30% of the Fixed Account balance on the most recent Policy Anniversary; or (ii) the largest total amount transferred from the Fixed Account in any prior Policy Year. You may not transfer Policy Value or allocate new Premiums into the Fixed Account if transfers are being made out under the Dollar Cost Averaging program. However, we may waive or modify these restrictions on transfers from the Fixed Account.
This limit also applies to transfers under a Dollar Cost Averaging program, unless you choose to transfer your entire Fixed Account balance to Sub-Accounts. In that case, your maximum monthly transfer amount may not be more than 1/36th of your Fixed Account balance on the day of the first transfer.
In addition, you may transfer 100% of the Fixed Account balance in one sum to the Sub-Account(s) if on any Policy Anniversary the interest rate on the Fixed Account is lower than it was on the Policy Anniversary one year previously or if on the first Policy Anniversary that interest rate is lower than it was on the Issue Date. We notify you by mail if this occurs. You may request a transfer for 60 days following the date we mail notification to you. The Policy permits us to defer transfers from the Fixed Account for up to six months from the date you request a transfer.
Transfers Authorized by Telephone. You may make transfers by telephone. Telephone transfers may not be available if all lines are busy. In that case, you will need to submit a written request or try to call later. Please see the SAI for a description of our procedures for telephone transfers.
We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we request identifying information from persons purporting to authorize transfers. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.
At any time, we may suspend, modify or terminate your privilege to make transfers via the telephone, or via other electronic or automated means specifically approved by the Company, including, but not limited to, automated telephone services, facsimile machine, e-mail and electronic services via online access. Among other things, we reserve the right to limit the number of such transfers among the Sub-Accounts in any Policy Year, or to refuse any telephone transfer request. We also reserve the right to restrict such transfers in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policy Owners.
Dollar Cost Averaging. Under our automatic Dollar Cost Averaging program, while the Policy is in force you may authorize us to transfer a fixed dollar amount at fixed intervals from the Fixed Account or a Sub-Account of your choosing to up to twenty-one options, including other Sub-Accounts or the Fixed Account. The interval between transfers may be monthly, quarterly or annually, at your option. The transfers are made at the Accumulation Unit Value on the date of the transfer. The transfers continue until you

15 PROSPECTUS

instruct us otherwise, or until your chosen source of transfer payments is exhausted. Currently, the minimum transfer amount is $100 per transfer. We may change this minimum or grant exceptions. If you elect this program, the first transfer occurs one interval after your Issue Date. Your request to participate in this program is effective when we receive your completed application at the P.O. Box given on the first page of this Prospectus. Please call or write us for a copy of the application. You may elect to increase, decrease or change the frequency or amount of transfer payments under a Dollar Cost Averaging program. Special restrictions apply to transfers from the Fixed Account. Please see “Transfers - General” on page 14 for a discussion of these restrictions.
The theory of Dollar Cost Averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor does it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Sub-Account with more volatile performance experience is unlikely to produce the desired effects of Dollar Cost Averaging as would transfers from a less volatile Sub-Account. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time.
Portfolio Rebalancing. Portfolio Rebalancing allows you to maintain the percentage of your Policy Value allocated to each Sub-Account or the Fixed Account or both at a preset level. Over time, the variations in each Sub-Account’s investment results shift the balance of your Policy Value allocations. Under the Portfolio Rebalancing feature, we automatically transfer your Policy Value, including new Premiums, back to the percentages you specify. Portfolio Rebalancing is consistent with maintaining your desired allocation among the investment options.
You may choose to have rebalances made monthly, quarterly, semi-annually or annually. We do not charge a transfer fee for Portfolio Rebalancing. No more than twenty-one (21) Sub-Accounts, or twenty (20) Sub-Accounts and the Fixed Account, can be included in a Portfolio Rebalancing program at one time. Transfers from the Fixed Account under a Portfolio Rebalancing program are subject to the overall limit on transfers from the Fixed Account. Accordingly, if the total amount transferred from the Fixed Account in any Policy Year reaches that limit before the end of the year, we do not transfer additional amounts from the Fixed Account for Portfolio Rebalancing purposes until the next Policy Year. We automatically terminate this option if you request any transfers outside the Portfolio Rebalancing program. If you wish to resume the Portfolio Rebalancing after it has been canceled, then you must complete a new Portfolio Rebalancing form and send it to our home office.
You may request Portfolio Rebalancing at any time by submitting a completed written request to us at the address given on the first page of this Prospectus. Please call or write us for a copy of the request form. If you stop Portfolio Rebalancing, you must wait 30 days to begin again. The date of your rebalancing must coincide with the same day of the month as your Issue Date. If you request rebalancing on your Policy application and specify the frequency, but not the date, for your first rebalancing, it occurs one interval after the Issue Date. Otherwise, your first rebalancing occurs one interval after we receive your completed request form. All subsequent rebalancings occur at the intervals you have specified on the day of the month that coincides with the same day of the month as your Issue Date.
Generally, you may change the allocation percentages, frequency or choice of Sub-Accounts at any time. If you include the Fixed Account in a Portfolio Rebalancing program, however, in any consecutive twelve months you may not change the allocation percentages more than twice and the total change to the Fixed Amount allocation may not exceed 20%. We may waive this restriction.
If your total Policy Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of Portfolio Rebalancing. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time. We may change, terminate, limit or suspend Portfolio Rebalancing at any time.
Market Timing & Excessive Trading. The Policies are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Policy Value. Our policy is not to accept knowingly any premium intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Policy if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Policy.
We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under “Trading Limitations.” Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.
While we seek to deter market timing and excessive trading in Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Sub-Account may experience the adverse effects of market timing and excessive trading described above.

16 PROSPECTUS

Trading Limitations. We reserve the right to limit transfers among the investment alternatives in any Policy Year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

•
we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Policy Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Policy Owners; or

•
we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

•	the total dollar amount being transferred, both in the aggregate and in the transfer request;

•
the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Sub-Account in a short period of time can constitute market timing);

•
whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Sub-Accounts);

•	whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

•	the investment objectives and/or size of the Sub-Account’s underlying Portfolio.
We seek to uniformly apply these trading limitations to all trades, including those that occur through omnibus accounts at intermediaries. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.
If we determine that a Policy Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Policy Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Policy Owner from making future additions or transfers into the impacted Sub-Account(s) or will restrict that Policy Owner from making future additions or transfers into the class of Sub-Account(s) if the Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Sub-Accounts).
In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.
Agreements to Share Information with Funds. Under the Investment Company Act of 1940, Lincoln Benefit Life Company (“Lincoln Benefit”) has entered into information sharing agreements with each of the fund companies whose funds are offered under the Policy. Policy Owner trading information is shared under these agreements as necessary for the fund companies to monitor fund trading and Lincoln Benefit’s trading policy. Under these agreements, Lincoln Benefit is required to share information regarding Policy Owner transactions, including but not limited to information regarding fund transfers initiated by you. In addition to information about Policy Owner transactions, this information may include personal Policy Owner information, including names and social security numbers or other tax identification numbers. As a result of this information sharing, a fund company may direct us to restrict a Policy Owner’s transactions if the fund determines that the Policy Owner has violated the fund's frequent trading policies. This could include the fund directing us to reject any allocations of premium or Policy value to the fund.
Short Term Trading Fees. The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio’s Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity and/or holding periods that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Policy Owner(s) responsible for the short-term transfer activity generating the fee.
We will administer and collect redemption fees and forward these fees to the Portfolio. Please consult the Portfolio’s prospectus for more complete information regarding the fees and charges associated with each Portfolio.

17 PROSPECTUS

Investment and Fixed Account Options
The Sub-Accounts and the Portfolios. Each of the Sub-Accounts of the Separate Account invests in the shares of one of the Portfolios. The income and realized and unrealized gains or losses on the assets of each Sub-Account are separate and are credited to or charged against the particular Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other part of our business. We use the Net Premiums you allocate to a Sub-Account to purchase shares in the corresponding Portfolio and redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.
Each Portfolio is either an open-end management investment company registered under the 1940 Act or a separate investment series of an open-end management investment company.
Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio is subject to certain investment restrictions and policies, which may not be changed without the approval of a majority of the shareholders of the Portfolio. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.
We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives.
We have briefly described the Portfolios below. The Sub-Accounts investing in certain Portfolios may not be available in all states. You should read the current Prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios, their investment objectives and strategies, and the investment risks associated with the Portfolios. We will mail to you a prospectus for each Portfolio related the Sub-Accounts to which you allocate your premium.
You should carefully consider the investment objectives, risks, charges and expenses of the investment alternatives when making an allocation to the Sub-Accounts. To obtain any or all of the underlying Portfolio prospectuses, please contact us at the telephone number shown on the first page of this Prospectus.

Sub-Account	Investment Objective	Investment Advisor
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
Invesco Oppenheimer VI International Growth Fund - Series II (1)	The fund seeks capital appreciation.	Invesco Advisers, Inc.
Invesco Oppenheimer VI Main Street Small Cap Fund® - Series II (1)	The fund seeks capital appreciation.
Invesco V.I. American Value Fund - Series I (2)	Long-term capital appreciation.
Invesco V.I. Growth and Income Fund - Series II	Long-term growth of capital and income.
Invesco V.I. Mid Cap Growth Fund - Series II	To seek capital growth.
Invesco V.I. Value Opportunities Fund - Series I	Long-term growth of capital.
ALPS VARIABLE INVESTMENT TRUST (3)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I	Capital appreciation.	ALPS Advisors, Inc.
Morningstar Balanced ETF Asset Allocation Portfolio Class I	Capital appreciation and some current income.
Morningstar Conservative ETF Asset Allocation Portfolio Class I	Current income and preservation of capital.
Morningstar Growth ETF Asset Allocation Portfolio Class I	Capital appreciation.
Morningstar Income and Growth ETF Asset Allocation Portfolio Class I	Current income and capital appreciation.
DEUTSCHE DWS VARIABLE SERIES I
DWS Bond VIP - Class A	To maximize total return consistent with preservation of capital and prudent investment management.	DWS Investment Management Americas Inc.
DEUTSCHE DWS VARIABLE SERIES II
DWS Global Income Builder VIP - Class A	To maximize income while maintaining prospects for capital appreciation.	DWS Investment Management Americas Inc.

18 PROSPECTUS

Sub-Account	Investment Objective	Investment Advisor
FEDERATED INSURANCE SERIES
Federated Fund for U.S. Government Securities II	Current income.	Federated Investment Management Company
Federated High Income Bond Fund II - Class P	High current income.
Federated Managed Volatility Fund II - Class P	High current income and moderate capital appreciation.	Federated Global Investment Management Corp. Federated Investment Management Company Federated Equity Management Company of Pennsylvania
FIDELITY® VARIABLE INSURANCE PRODUCTS
Fidelity® VIP Asset Manager Portfolio - Initial Class	To obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.	Fidelity Management & Research Company (FMR)
Fidelity® VIP ContrafundSM Portfolio - Initial Class	Long-term capital appreciation.
Fidelity® VIP Equity-Income PortfolioSM - Initial Class
Reasonable Income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity® VIP Government Money Market Portfolio - Initial Class	As high a level of current income as is consistent with preservation of capital and liquidity.
Fidelity® VIP Growth Portfolio - Initial Class	To achieve capital appreciation.
Fidelity® VIP Index 500 Portfolio - Initial Class	Investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.
Fidelity® VIP Overseas Portfolio - Initial Class	Long-term growth of capital.
JANUS ASPEN SERIES
Janus Henderson Balanced Portfolio - Institutional Shares	Long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital Management LLC
Janus Henderson Enterprise Portfolio - Institutional Shares	Long-term growth of capital.
Janus Henderson Flexible Bond Portfolio - Institutional Shares	Maximum total return, consistent with preservation of capital.
Janus Henderson Forty Portfolio - Institutional Shares	Long-term growth of capital.
Janus Henderson Global Research Portfolio - Institutional Shares	Long-term growth of capital.
Janus Henderson Research Portfolio - Institutional Shares	Long-term growth of capital.
Janus Henderson Overseas Portfolio - Service Shares	Long-term growth of capital.
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
ClearBridge Variable Large Cap Value Portfolio - Class I	Long-term growth of capital as its primary objective. Current income as a secondary objective.	Legg Mason Partners Fund Advisor, LLC
MFS® VARIABLE INSURANCE TRUST
MFS® New Discovery Series - Service Class	Seeks capital appreciation.	Massachusetts Financial Services Company
MORGAN STANLEY VARIABLE INSURANCE FUND, INC.
Morgan Stanley VIF Growth Portfolio - Class I	Long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.	Morgan Stanley Investment Management Inc.
PIMCO VARIABLE INSURANCE TRUST
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) - Administrative Shares	Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO VIT Total Return Portfolio - Administrative Shares	Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.
PUTNAM VARIABLE TRUST
Putnam VT International Value Fund - Class IB	Capital growth. Current income is a secondary objective.	Putnam Investment Management, LLC

(1)
Effective May 27, 2019, Invesco will acquire all the Oppenheimer Portfolios.  Their names will change from Oppenheimer International Growth Fund/VA - Service Shares and Oppenheimer Main Street Small Cap Fund®/VA - Service Shares, to Invesco Oppenheimer VI International Growth Fund - Series II and Invesco Oppenheimer VI Main Street Small Cap Fund® - Series II, respectively.

(2)
Effective June 30, 2019, the Invesco V.I. American Value Fund - Series I changed its objective from "To provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities." to "Long-term capital appreciation."

19 PROSPECTUS

(3)
The Morningstar ETF Allocation Series Portfolios invest in underlying ETFs and will indirectly bear their proportionate share of any fees and expenses payable directly by the underlying ETFs. As a result, the Portfolios may incur higher expenses, many of which may be duplicative.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.
Some of the Portfolios have been established by investment advisors, which manage retail mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after retail mutual funds, you should understand that the Portfolios are not otherwise directly related to any retail mutual fund. Consequently, the investment performance of retail mutual funds and any similarly named Portfolio may differ substantially.
Certain Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, each Portfolio’s Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Policy Owners will not bear the attendant expenses.
Voting Rights. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Sub-Accounts to which you have allocated your Policy Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. We notify you when your instructions are needed and provide proxy materials or other information to assist you in understanding the matter at issue. We determine the number of votes for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.
In most cases, you are the person entitled to give voting instructions. However, if you assign your Policy, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants.
If you send written voting instructions to us, we follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send written instructions, we vote the shares attributable to your Policy in the same proportions as the shares for which we have received instructions from other Policy Owners. While proportional voting guarantees all outstanding shares of a Portfolio are voted, it can lead to a small number of shareholders determining the outcome of a proxy.
We may, when required by state insurance regulatory authorities, disregard Policy Owner voting instructions if the instructions would cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.
In addition, we may disregard voting instructions in favor of changes initiated by Policy Owners in the investment objectives or the investment advisor of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we include a summary of that action and our reasons for that action in the next semi-annual financial report to you.
This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Policy Owners, and we may choose to do so.
Additions, Deletions and Substitutions of Securities. If the shares of any of the Portfolios are no longer available for investment by the Separate Account or if, in the judgment of our management, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Policy, we may add or substitute shares of another Portfolio or underlying fund for Portfolio shares already purchased or to be purchased in the future by Premiums under the Policy. Any substitution of securities will comply with the requirements of the 1940 Act.
We also reserve the right to make the following changes in the operation of the Separate Account and the Sub-Accounts:

•	to operate the Separate Account in any form permitted by law;

•	to take any action necessary to comply with, or obtain and continue any exemption from, applicable laws;

•	to transfer assets from one Sub-Account to another, or to our general account;

•	to add, combine, or remove Sub-Accounts in the Separate Account;

•	to assess a charge for taxes attributable to the operations of the Separate Account or for other taxes, as described in “Charges and Deductions”; and

•
to change the way in which we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

20 PROSPECTUS

If we take any of these actions, we will comply with the then applicable legal requirements.
The Fixed Account. The portion of the Policy relating to the Fixed Account is not registered under the Securities Act of 1933 (“1933 Act”) and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the SEC. The statements about the Fixed Account in this Prospectus may be subject to generally applicable provisions of the federal securities laws regarding accuracy and completeness.
You may allocate part or all of your Premiums to the Fixed Account in states where it is available. Amounts allocated to the Fixed Account become part of the general assets of Lincoln Benefit. Lincoln Benefit invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.
We credit interest to amounts allocated to the Fixed Account at an annual effective rate of at least 4% per year. We are not obligated to, but we may credit interest at a higher rate. You assume the risk that the interest rate credited to the Fixed Account may be no higher than 4%.

Death Benefits and Optional Insurance Benefits
Death Benefits. While your Policy is in force, we pay the Death Benefit proceeds upon the death of the Insured. We will pay the Death Benefit proceeds to the named Beneficiary(ies) or contingent Beneficiary(ies). As described below in “Settlement Options,” we pay the Death Benefit proceeds in one sum or under an optional payment plan.
The Death Benefit proceeds payable to the Beneficiary equal the applicable Death Benefit, less any Policy Debt and less any due and unpaid charges. The proceeds may be increased, if you have added a rider that provides an additional benefit. Please see “Optional Insurance Benefits” beginning on page 21. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied. The amount of the Death Benefit is based on the Death Benefit Option you have selected, any increases or decreases in the Face Amount, and in some instances your Policy Value.
Death Benefit Options. You may choose one of two Death Benefit Options:
Option 1: the Death Benefit is the greater of: (a) the Face Amount of the Policy; or (b) the Policy Value multiplied by the applicable corridor percentage as described below, and as set forth in your Policy. Option 1 is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Policy Value. As your Policy Value increases, the Net Amount at Risk under your Policy generally decreases, unless your Policy Value is sufficiently large to require that the Death Benefit be determined using the applicable corridor percentage.
Option 2: the Death Benefit is the greater of: (a) the Face Amount plus the Policy Value; or (b) the Policy Value multiplied by the applicable corridor percentage. Under Option 2, the amount of the Death Benefit generally increases to reflect increases in the Policy Value. Under this option your Policy generally involves a constant Net Amount at Risk.
Your Policy has a minimum Death Benefit. While your Policy remains in force, we guarantee that the Death Benefit will not be less than the greater of the current Face Amount of the Policy or the Policy Value multiplied by the applicable corridor percentage. We have set forth the applicable corridor percentages in the Policy. The corridor percentages are based upon the age of the Insured. The applicable corridor percentage decreases from 250% at age 40 or less to 100% at age 95 or above.
Since the cost of insurance charge is based upon the net amount at risk, it generally is less under a Policy with an Option 1 Death Benefit than one with an Option 2 Death Benefit. As a result, if the Sub-Accounts you select experience favorable investment results, your Policy Value tends to increase faster under Option 1 than under Option 2, but the total Death Benefit under Option 2 increases or decreases directly with changes in Policy Value. Thus, you may prefer Option 1 if you are more interested in the possibility of increasing your Policy Value based upon favorable investment experience, while you may prefer Option 2 if you are seeking to increase total Death Benefits.
Example of Applicable Corridor Percentage. The corridor percentages are set so as to seek to ensure that the Policies qualify for favorable federal income tax treatment. An increase in Policy Value due to favorable investment experience may increase the Death Benefit above the Face Amount, and a decrease in Policy Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Face Amount). For example, if in the example below the Policy Owner paid a Net Premium of $60,000 and the Policy Value increased to $68,000 and then decreased to $54,000, the changes in Policy Value would have the following effects on the Death Benefit:

21 PROSPECTUS

EXAMPLES	A	B

Face Amount	$150,000	$150,000
Death Benefit Option	1	1
Insured’s Attained Age	40	40
Policy Value on Date of Death	$68,000	$54,000
Applicable Corridor Percentage	250%	250%
Death Benefit	$170,200	$150,000
In Example A, the Death Benefit equals $170,000, i.e., the greater of $100,000 (the Face Amount) and $170,000(the Policy Value at the Date of Death of $68,000, multiplied by the corridor percentage of 250%). This amount, less any Policy Debt and unpaid charges, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.
In Example B, the Death Benefit is $150,000, i.e., the greater of $150,000 (the Face Amount) or $135,000 (the Policy Value of $54,000 multiplied by the corridor percentage of 250%).
Change to Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option by writing to us at the address given on the first page of this Prospectus. If you ask to change from Option 2 to Option 1, we increase the Face Amount of your Policy by the amount of the Policy Value. If you ask to change from Option 1 to Option 2, we decrease the Face Amount of your Policy by the amount of the Policy Value. The change takes effect on the Monthly Deduction Day on or immediately following the day we receive your written request. We do not currently require you to prove insurability for a change from Death Benefit Option 2 to Option 1. We do require such evidence satisfactory to us for a change from Option 1 to Option 2. In addition, changes to the death benefit option may have tax consequences.  See “Federal Taxes - Modified Endowment Contracts” on page 31.
Change to Face Amount. You may change the Face Amount after the fifth Policy Year. You may request the change by writing to us at the address shown on the first page of this Prospectus. You should be aware that a change in the Face Amount changes the net amount at risk and, therefore, changes the cost of insurance charges on your Policy. The change will take effect on the Monthly Deduction Day after we approve the request. We do not permit a Face Amount change if the Policy is in the Grace Period.
If you request a decrease in Face Amount, we first apply it to coverage provided by the most recent increase in Face Amount, then to the next most recent increase successively and finally to the coverage under the original application. We do not permit a decrease in the Face Amount of your Policy if afterward the Face Amount remaining in force would be less than $25,000.
To apply for an increase in the Face Amount, you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable. We do not permit any increase in Face Amount after the Insured’s 80th birthday. The minimum amount of a Face Amount increase is $10,000. You may not increase the Face Amount of your Policy more often than once every twelve months.
You should be aware that an increase in the Face Amount of your Policy affects the cost of insurance charges applicable to your Policy. As noted above, we deduct a larger amount of cost of insurance charges, because an increase in the Face Amount also increases the net amount at risk under your Policy. We will not approve a request for a Face Amount increase if the Lapse Determination Value is too small to pay the Monthly Deduction for the Policy Month following the increase. As described in “Surrender Charge” on page 27 of this Prospectus, if you increase the Face Amount of your Policy, your maximum surrender charge also increases. Finally, increases in the Face Amount of your Policy also increase the Monthly Guarantee Premiums. Modifying the Policy’s Face Amount may have tax ramifications. For additional information, please see “Federal Taxes” on page 29.
Optional Insurance Benefits. You may ask to add one or more riders to your Policy to provide additional optional insurance benefits. We require evidence of insurability before we issue a rider to you. We deduct the cost of any riders as part of the Monthly Deduction. Adding a Rider may also increase the Monthly Guarantee Premiums for your Policy. The riders we currently offer are described below. All of these riders may be added at any time except the Primary Insured Rider and the Additional Insured Rider. In our discretion, we may offer additional riders or stop offering a rider.

•	Children’s Level Term Rider.
This rider provides for level term insurance on the Insured’s children, as defined in the rider. We provide coverage until the earlier of the child’s 25th birthday or the Insured’s age 65. We pay the Death Benefit to the person designated by you. If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 25. The rider may be exchanged for a new term policy on the earlier of each child’s 25th birthday, or the Insured’s age 65. We do not require evidence of insurability to exchange the rider.

•	Accidental Death Benefit Rider.
Under this rider, we provide additional insurance if the Insured dies from accidental bodily injury as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the next Policy Anniversary after the Insured’s 70th birthday; or (3) you ask to end the rider.

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•	Continuation of Premium Rider.
Under this rider, we contribute a monthly amount to the Policy Value if the Insured becomes totally disabled as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the Insured reaches age 60; or (3) you ask to end the rider.

•	Additional Insured Term Rider.
This rider provides life insurance coverage on an Additional Insured. We pay the Face Amount of the rider to the named Beneficiary when we receive due proof that the Additional Insured died while the rider was in force. You may renew the coverage until the Additional Insured reaches age 99. Until the Additional Insured’s 75th birthday, you may exchange the rider for a new Policy on the Additional Insured’s life, subject to certain conditions as defined in the rider. We do not require evidence of insurability to exchange the rider.

•	Primary Insured Term Rider.
This rider provides additional term life insurance coverage on the Primary Insured. You may renew this coverage until the Insured reaches age 99. Until the Insured reaches age 75, you may exchange the rider for a new Policy. In addition, after the first Policy Year and until the Insured reaches age 75, you may convert the rider to the base Policy. We do not require evidence of insurability to exchange or convert the Policy. If you purchase this rider, your surrender charge is less than if you purchased a single Policy with the same Face Amount as the total coverage of your Policy and Primary Insured Term Rider. In addition, at least initially your total insurance charges are lower for a Policy/Primary Insured Term Rider combination, although they may be higher if your Policy Value increases and the net amount at risk under your Policy decreases sufficiently.
Commissions payable to sales representatives on the sale of Policies with a Primary Insured Term Rider are calculated based on the total premium payments made for the base Policy and the rider. The commissions will vary depending on the ratio of the premium for the base Policy and the rider. The same amount of premium will result in the highest commission when there is no rider, with the commission declining as the portion of the death benefit coverage allocated to the rider increases. Thus, the lowest commission amount is payable when the maximum rider is purchased.

•	Accelerated Death Benefit Rider, Terminal Illness.
This rider provides for an advance of a portion of the Death Benefit if the Insured is diagnosed with a terminal illness and satisfactory proof of the terminal illness is provided to us. A terminal illness is a medical condition of the Insured that, not withstanding medical care, will result in death within twelve months, or as otherwise provided by applicable state law. You may add this rider after your Policy is issued if the rider is available in your state. There is no additional cost for this rider. The maximum accelerated death benefit you may receive is the lesser of:
(i) 50% of the Death Benefit as of the date the first request is paid; or
(ii) $250,000, including all other accelerated benefit amounts paid under all policies issued by us on the life of the Insured.
The Death Benefit and Policy Value of your Policy are reduced if an accelerated benefit is paid. The amount of Death Benefit that you request to accelerate is reduced by:
(i) any due and uncollected Monthly Deductions, or unpaid required Premium if a claim occurs during a Grace Period;
(ii) if allowed in your state, an administrative expense charge of up to $200 for each accelerated benefit request;
(iii) pro-rata amount of any outstanding Policy Loan; and
(iv) twelve-month actuarial discount that reflects the early payment of the accelerated benefit amount.
If your Policy was issued in connection with a Qualified Plan, we may not be able to offer you some of the benefits provided by these riders.

Policy Loans
General. While the Policy is in force, you may borrow money from us using the Policy as the only security for your loan. Loans have priority over the claims of any assignee or any other person. The maximum amount available for Policy Loans is 90% of the Surrender Value of your Policy at the end of the Valuation Period in which we receive your loan request. Outstanding Policy Loans and loan interest reduce the amount you may request. Other restrictions may apply if your Policy was issued in connection with a Qualified Plan. In addition, if you have named an irrevocable Beneficiary, you must also obtain his or her written consent before we make a Policy Loan to you.
We ordinarily disburse your loan to you within seven days after we receive your loan request at our home office. We may, however, postpone payment in the circumstances described above in “Policy Value - Postponement of Payments.”

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When we make a Policy Loan to you, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. We also transfer in this manner Policy Value equal to any due and unpaid loan interest.
As of May 1, 2009, in most states, we usually take the transfers from the Sub-Accounts and the Fixed Account pro rata based upon the balances of each Sub-Account and the Fixed Account. On or about August 1, 2009, in most states if we have not received instructions as to how to allocate a policy loan among the Sub-Accounts and the Fixed Account, all loan amounts will be transferred from the Sub-Accounts and the Fixed Account to the Loan Account in the same allocation percentages as specified for premium payments. In Florida, if no allocation specification is made, the loan will be allocated among the Sub-Accounts in the same proportion that the policy value in each Sub-Account bears to the total Policy Value on the date of the loan. In Texas, if no allocation specification is made, we will use the same percentages used to allocate monthly deductions to the Fixed Account and to each Sub-Account. The amounts allocated to the Loan Account are credited with interest at the Loan Credited Rate stated in your Policy.
Loan Interest. Interest on Policy Loans accrues daily and is due at the end of each Policy Year. If you do not pay the interest on a Policy Loan when due, the unpaid interest becomes part of the Policy Loan and accrues interest at the same rate. In addition, we transfer the difference between the values of the Loan Account and the Policy Debt on a pro-rata basis from the Sub-Accounts and the Fixed Account to the Loan Account.
You may borrow an amount equal to your Policy Value, less all Premiums paid, as a preferred loan. The interest rate charged for preferred loans is 4.0% per year. A standard loan is the amount that may be borrowed from the sum of Premiums paid. All non-preferred loans will be treated as a standard loan. The interest rate charged for standard loans is currently 6.0% per year.
Beginning in policy year 13, all new and existing loans will be treated as preferred loans with regard to interest accruing or credited on or after April 15, 2006.
Loan Repayment. While the Policy remains in force, you may repay the Policy Loan in whole or in part without any penalty at any time while the Insured is living. If you have a Policy Loan outstanding, we assume that any payment we receive from you is to be applied as Premium to your Policy Value, unless you tell us to treat your payment as a loan repayment. If you designate a payment as a loan repayment or interest payments, your payment is allocated among the Sub-Accounts and the Fixed Account using the same percentages used to allocate Net Premiums. An amount equal to the payment is deducted from the Loan Account.
If the total outstanding loan(s) and loan interest exceeds the Surrender Value of your Policy, we notify you and any assignee in writing. To keep the Policy in force, we require you to pay a Premium sufficient to keep the Policy in force for at least three more months. If you do not pay us sufficient Premium within the 61-day Grace Period, your Policy lapses and terminates without value. As explained in the section entitled “Lapse and Reinstatement” below, you may subsequently reinstate the Policy by either repayment or reimbursement of any Policy Debt that was outstanding at the end of the Grace Period. If your Policy lapses while a Policy Loan is outstanding, you may owe taxes or suffer other adverse tax consequences even if you subsequently reinstate the Policy. Please consult a tax advisor for details.
Pre-Existing Loan. If you have a loan with another insurance company, and you are terminating that policy to buy one from us, usually you would repay the old loan during the process of surrendering the old policy. Income taxes on the interest earned may be due. We permit you to carry this old loan over to your new Policy through a Tax Code Section 1035 tax-free exchange, up to certain limits. The use of a Section 1035 tax-free exchange may avoid any current income tax liability that would be due if the old loan was extinguished.
If you transfer a Policy Loan from another insurer as part of a Section 1035 tax-free exchange, we treat a loan of up to 20% of your Policy Value as a preferred loan. If the amount due is more than 20% of your Policy Value, we treat the excess as a standard loan. The treatment of transferred Policy Loans is illustrated in the following example:

Transferred Policy Value	$190,000
Transferred Policy Loan	$40,000
Surrender Value	$150,000
20% of Policy Value	$38,000
Preferred Loan	$38,000
Standard Loan	$2,000
Beginning in policy year 13, all new and existing loans will be treated as preferred loans with regard to interest accruing or credited on or after April 15, 2006.
Effect on Policy Value. A Policy Loan, whether or not repaid, has a permanent effect on the Policy Value because the investment results of each Sub-Account and the Fixed Account apply only to the amount remaining in that account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Policy Value does not increase as rapidly as it would if you had not taken a Policy Loan. However, if the Sub-Accounts or the Fixed Account or both earn less than that rate, then your Policy Value is greater than it would have been if you had not taken a Policy Loan. The combination of an increasing loan balance, deductions for contract charges and fees, and unfavorable investment performance may cause the Policy to lapse, triggering ordinary

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income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the Policy. Also, if you do not repay a Policy Loan, total outstanding Policy Debt is subtracted from the Death Benefit and Surrender Value otherwise payable.

Surrenders and Withdrawals
Surrenders. While your Policy is in force, you may surrender the Policy. Your Policy terminates on the day we receive your written request, or the surrender effective date requested by you, whichever is later.
The Net Surrender Value equals the Policy Value, minus the surrender charge, minus any Policy Debt. The surrender charge is described in "Charges and Deductions - Surrender Charge" below. Upon surrender, we pay you the Net Surrender Value determined as of the day we receive your written request. We ordinarily pay you the Net Surrender Value of the Policy within seven days of our receiving your complete written request or on the effective surrender date you request, whichever is later. We may, however, postpone payment in the circumstances described in the "Policy Value - Postponement of Payments" section. The Policy cannot be reinstated once it is surrendered. You may receive the surrender proceeds in one sum or under any of the settlement options described in "Settlement Options" below. We have set forth the tax consequences of surrendering the Policy in "Federal Taxes" below.
Partial Withdrawal. General. While the Policy is in force after the first Policy Year, you may receive a portion of the Net Surrender Value by making a partial withdrawal from your Policy. The minimum partial withdrawal amount is $250. You may not withdraw an amount that would reduce the Net Surrender Value below $500 or reduce the Face Amount below $25,000. We will assess a proportionate percentage of the surrender charge when a withdrawal is taken.
We subtract the amount withdrawn from your Policy Value. You may specify how much of your partial withdrawal you wish taken from each Sub-Account or from the Fixed Account. You may not withdraw from the Fixed Account more than the total withdrawal amount times the ratio of the Fixed Account to your total Policy Value immediately before the withdrawal.
You must request the partial withdrawal in writing. Your request is effective on the date received. We may, however, postpone payment in the circumstances described in the "Policy Value - Postponement of Payments" section. Before we pay any partial withdrawal, you must provide us with a completed withholding form.
Effect on Face Amount. If you have selected Death Benefit Option 1, a partial withdrawal reduces the Face Amount of your Policy as well as the Policy Value. We reduce the Face Amount by the amount of the partial withdrawal. The Face Amount after a partial withdrawal may not be less than $25,000. If you have previously increased the Face Amount of your Policy, your partial withdrawals first reduce the Face Amount of the most recent increase, then the most recent increases successively, then the coverage under the original Policy.
Under Option 2, a reduction in Policy Value as a result of a partial withdrawal typically results in a dollar for dollar reduction in the life insurance proceeds payable under the Policy.
Tax Consequences. The tax consequences of partial withdrawals are discussed in “Federal Taxes” below.

Settlement Options
We pay the surrender proceeds or Death Benefit proceeds under the Policy in one sum or under one of the Settlement Options that we then offer. The one sum payment may be paid in a single payment or deposited to an interest bearing account, if available. You may request a Settlement Option by notifying us in writing at the address given on the first page of this Prospectus. We transfer to our Fixed Account any amount placed under a Settlement Option, which amount will not be affected thereafter by the investment performance of the Separate Account. We do not permit surrenders or partial withdrawals after payment under a settlement option commences.
The amount applied to a Settlement Option must include at least $5,000 of Policy Value and result in installment payments of not less than $50. When the proceeds are payable, we inform you concerning the rate of interest we credit to funds left with us. We guarantee that the rate of interest will be at least 3.5%. We may pay interest in excess of the guaranteed rate.
We currently offer the five Settlement Options described below:
Option A - Interest. We hold the proceeds, credit interest to them and pay out the funds when the person entitled to them requests.
Option B - Fixed Payments. We pay a selected monthly income until the proceeds, and any interest credits, are exhausted.
Option C - Life Income Guaranteed Period Certain. We pay the proceeds in a monthly income for as long as the payee lives, or you may also select a guarantee period of between five and twenty years. If a guarantee period is selected, we make monthly payments at least until the payee dies. If the payee dies before the end of the guarantee period, we continue payments to a successor payee until the end of the guarantee period. If no guarantee period is selected or if the payee dies after the end of the guarantee period, we stop payments when the payee dies. It is possible for the payee to receive only one payment under this option, if the payee dies before the second payment is due and you did not choose a guarantee period. This Settlement Option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.

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Option D - Joint and Survivor. We pay the proceeds in a monthly income to two payees for as long as either payee is alive. Payments stop when both payees have died. It is possible for the payees to receive only one payment, if both payees die before the second payment is due. This Settlement Option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.
Option E - Period Certain. We pay the proceeds in monthly installments for a specified number of years, from five to twenty-five years. If the payee dies before the end of the specified period, we pay the remaining guaranteed payments to a successor payee.
In addition, we may agree to other Settlement Option plans. Write or call us to obtain information about them.
You may request that the proceeds of the Policy be paid under a Settlement Option by submitting a request to us in writing before the death of the Insured. If at the time of the Insured’s death, no Settlement Option is in effect, the Beneficiary may choose a Settlement Option after the Death Benefit is payable and before it is paid. If you change the Beneficiary, the existing choice of Settlement Option becomes invalid and you may either notify us that you wish to continue the pre-existing choice of Settlement Option or select a new one.

Maturity
The Policies have no Maturity Date. Your Policy will continue after the Insured reaches age 100 as long as Net Surrender Value is sufficient to cover Monthly Deductions.

Lapse and Reinstatement
Lapse and Grace Period. If the Lapse Determination Value is less than the Monthly Deduction due on a Monthly Deduction Day and the Guaranteed Minimum Death Benefit feature is not in effect, your Policy may lapse. We give you a 61-day Grace Period in which to pay an adequate amount of additional Premium to keep the Policy in force after the end of the Grace Period.
At least 30 days before the end of the Grace Period, we send you a notice.
The Policy continues in effect through the Grace Period. If the Insured dies during the Grace Period, we pay a Death Benefit in accordance with your instructions. However, we reduce the proceeds by an amount equal to Monthly Deduction(s) due and unpaid. See “Death Benefits and Optional Insurance Benefits” on page 20. If you do not pay us the amount shown in the notice before the end of the Grace Period, your Policy ends at the end of the Grace Period.
Reinstatement. If the Policy lapses, you may apply for reinstatement by paying to us the reinstatement Premium and any applicable charges required under the Policy. You must request reinstatement within five years of the date the Policy entered a Grace Period. The reinstatement Premium equals an amount sufficient to (1) cover all unpaid Monthly Deductions for the Grace Period, and (2) keep your Policy in force for three months. If a Policy Loan was outstanding at the time of your Policy’s lapse, you must either repay or reinstate the loan before we reinstate your Policy. In addition, we may require you to provide evidence of insurability satisfactory to us. The Face Amount upon reinstatement cannot exceed the Face Amount of your Policy at its lapse. The Policy Value on the reinstatement date reflects the Policy Value at the time of termination of the Policy plus the Premium paid at the time of reinstatement. All Policy charges continue to be based on your original Issue Date. You cannot reinstate the Policy once it has been surrendered.

Cancellation and Conversion Rights
Free-Look Period. You may cancel your Policy by returning it to us within ten (10) days after you receive it, or after whatever longer period may be permitted by state law. If you return your Policy, the Policy terminates and, in most states, we pay you an amount equal to your Policy Value on the date we receive the Policy from you, plus any charges previously deducted. Your Policy Value usually reflects the investment experience of the Sub-Accounts and the Fixed Account as you have allocated your Net Premium. In some states, however, we are required to send you the amount of your Premiums. In those states, our current procedure is to allocate any Premium received before the end of the free-look period as described in “Allocation of Premium” above. In the future, however, if you live in one of those states, we reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected until 10 days after the Issue Date or, if your state’s free-look period is longer than ten days, for ten days plus the period required by state law. We will allocate Premiums received during that time to the Fixed Account. Since state laws differ as to the consequences of returning a Policy, you should refer to your Policy for specific information about your circumstances.
Conversion. In addition, during the first two Policy Years or the first two years after an increase in the Face Amount, if the Policy is in force you may amend the Policy to convert it into a non-variable universal life insurance policy. We will accomplish this by transferring all of your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Sub-Accounts. We will not require evidence of insurability. We will not charge you to perform this amendment.

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The net amount at risk (i.e., the difference between the Death Benefit and the Policy Value) under the amended policy will be equal to or less than the net amount at risk under the previous coverage. Premiums and charges under the amended policy will be based on the same risk classification as the previous coverage.

Charges and Deductions
Premium Charge. Before we allocate a Premium to the Policy Value, we will subtract the Premium Charge. The Premium Charge equals 2.5% of all Premium in all years. This charge is intended to help us pay for: (a) actual sales expenses, which include agents’ sales commissions and other sales and distribution expenses; (b) state premium taxes and other state and local taxes; and (c) certain Federal taxes and other expenses related to the receipt of Premiums.
State premium tax rates currently vary from 0% to 4%. We do not vary the Premium Charge to reflect the actual premium tax rate in individual states, or the absence of premium tax in certain states. Accordingly, the portion of this charge attributable to state premium taxes may be more or less than the premium taxes assessed in your state. The current North Carolina premium tax rate is 1.9% of the gross premium collected.
Monthly Deduction. On the Issue Date and on each Monthly Deduction Day, we deduct from your Policy Value a Monthly Deduction to cover certain charges and expenses in connection with the Policy. The Monthly Deduction is the sum of the following four items:

1)	the Policy Fee;

2)	the annual administrative expense charge, when due;

3)	the cost of insurance charge for your Policy; and

4)	the cost of additional benefits provided by a rider, if any.
We allocate the Monthly Deduction in the same allocation percentages as specified for premium payments, unless specified otherwise.
Policy Fee. The monthly policy fee is $5.00 per month This charge compensates us in part for administrative expenses such as salaries, postage, telephone, office equipment and periodic reports. For Policies issued in those states that do not have a maturity date, the Policy Fee is waived after the Insured’s Age 100.
Administrative Expense Charge. We will deduct an annual administrative expense charge of 0.20% of the Policy Value on each Policy Anniversary during the first twelve Policy Years. This charge is intended to help reimburse us for certain administrative expenses related to maintenance of the Policy and Separate Account. In addition, we may use the administrative expense charge to cover issue expenses and start up costs of the administrative systems for the Policy not covered by the surrender charge.
Risk Charge. We will also assess a charge on a daily basis against each Sub-Account of the Separate Account. This charge is currently 0.70% per year of the value of the Sub-Account. We may change this rate, but it will never exceed 0.90% of the value of the Sub-Accounts. This charge is intended to compensate us for our assumption of certain mortality and expense risks in connection with the Policy. Specifically, we bear the risk that the total amount of Death Benefits payable under the Policy will be greater than anticipated, and we also assume the risk that the actual cost we incur to administer the Policy will not be covered by administrative charges assessed under the Policy.
Cost of Insurance Charge. The cost of insurance is determined monthly. The cost of insurance charge is determined by multiplying the applicable current cost of insurance rate per $1,000 by the net amount risk for each Policy Month. The Net Amount at Risk is (a) - (b), where: (a) is the Death Benefit as of the prior Monthly Deduction Day divided by 1.0032737; and (b) is the Policy Value as of the prior Monthly Deduction Day. The cost of insurance rate is individualized depending on the Insured’s age at issue of the Policy, Policy Year, sex and payment class, thus, the rate differs from year to year. The rates are determined by us, but they will never be more than the guaranteed rates shown in your Policy. Please see the following example.

Example (40-Year Old Non-Smoking Male):
Face Amount	$150,000
Death Benefit Option	1
Policy Value on the Prior Monthly Deduction Day	$30,000
Insured’s Attained Age	40
Corridor Percentage	250%
Death Benefit	$150,000
On the Monthly Deduction Day in this example, the Death Benefit as then computed would be $150,000, because the Face Amount ( $150,000) is greater than the Policy Value multiplied by the applicable corridor percentage ($30,000 × 250% = $75,000). Since the Policy Value on that date is $30,000, the cost of insurance charges per $1000 are applied to the difference in the net amount at risk of $119,510.55(( $150,000/1.0032737) - $30,000).

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Assume that the Policy Value in the above example was $70,000. The Death Benefit would then be $175,000 (250% × $70,000), since this is greater than the Face Amount ($175,000). The cost of insurance rates in this case would be applied to the net amount at risk of $104,428.97 (($175,000/1.0032737) - $70,000).
The Policy Value may vary monthly, based on the investment performance of the Sub-Accounts you have selected, the addition of interest credited to your Fixed Account (if any), the deduction of charges, and any other Policy transaction. Under Policies with an Option 1 Death Benefit, increases in the Policy Value generally decrease the net amount at risk; conversely, decrease in the Policy Value increase the net amount at risk. Since the cost of insurance charge is based on the net amount at risk, your cost of insurance charge probably will be correspondingly different each month. Under Policies with an Option 2 Death Benefit, however, the net amount at risk does not vary with changes in the Policy Value, unless your Policy’s Death Benefit is determined under a corridor percentage. In that circumstance, increases in the Policy Value increase the net amount at risk. See “Policy Value” on page 13. Accordingly, a change in the Policy Value does not affect your monthly cost of insurance charge, unless it increases your net amount at risk.
We determine the cost of insurance charge separately for the initial Face Amount and each subsequent increase. The cost of insurance charge for increases reflects circumstances, such as the Insured’s age and health status, at the time of the increase. The cost of insurance charge covers our anticipated mortality costs for standard and substandard risks. We determine the current cost of insurance rates, but we guarantee that we will never charge you a cost of insurance rate higher than the guaranteed cost of insurance rates shown in the Policy.
We base the cost of insurance rate on the sex, issue age, Policy Year and premium rating class of the Insured, and on the Face Amount. However, we issue unisex policies in Montana and in connection with Qualified Plans. We charge a lower current cost of insurance rate for Policies with a Face Amount of $100,000 or above. If an increase in Face Amount of your Policy would raise the total Face Amount above the break point, only the amount of the increase above the breakpoint is eligible for a lower current cost of insurance rate. Although we base the current cost of insurance rate on our expectations as to future mortality experience, that rate will never exceed a maximum cost of insurance rate based on the 1980 Commissioners Standard Ordinary (“1980 CSO”) Smoker and Non-Smoker Mortality Table based on the Insured’s sex and age last birthday. Our cost of insurance rates for unisex Policies will never exceed a maximum based on the 1980 CSO Table B assuming a blend of 80% male and 20% female lives.
If we ever charge you a cost of insurance rate during the first five Policy Years that is greater than the rate provided by the rate scale in effect on the Issue Date we will notify you. For 60 days after we mail that notice, you may surrender your Policy without paying any surrender charge.
For Policies issued in those states that do not have a Maturity Date, beginning on the Policy Anniversary following the Insured’s 100th birthday, we waive all cost of insurance charges and monthly policy fees.
Rider Charges. If your Policy includes one or more riders, a charge applicable to each rider you purchased is made from your Policy Value each month. The charge is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. The Rider Charges are summarized in the table on page 10 of this Prospectus. For a description of the optional riders, see “Optional Insurance Benefits” beginning on page 21.
Separate Account Income Taxes. We are not currently deducting or maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax from the operation of the Separate Account. We will deduct for any taxes we incur as a result of the operation of the Separate Account, whether or not we previously made a provision for taxes and whether or not it was sufficient.
Portfolio Charges. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Sub-Accounts to which you allocate your Policy Value. The third table in “Fee Tables” above contains a summary of current estimates of those charges and expenses. These charges and expenses are deducted from the assets of the Portfolios. For more detailed information, please refer to the Prospectuses for the appropriate Portfolios.
We receive compensation from the investment advisors or administrators of some of the Portfolios. Such compensation is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios. Such compensation typically is a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to 0.25% annually of net assets. We receive Rule 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios’ shares held by corresponding Sub-Accounts.
Surrender Charge. If you surrender your Policy, we may subtract a surrender charge from the surrender proceeds. The surrender charge equals the amount shown in the surrender charge table in your Policy, plus any additional surrender charge due to increases in the Face Amount of your Policy. The amount of the surrender charge decreases over time.
Initial Surrender Charge. When we issue your Policy, we determine the initial surrender charge. The applicable rate depends on the Premium, Insured’s age at issue, sex and status as a smoker or non-smoker. For example, if the Insured is age 40 when your Policy is issued, the applicable rates per thousand are as follows:

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Male Non-Smoker	$8.14
Male Smoker	$9.55
Female Non-Smoker	$7.53
Female Smoker	$8.21
Unisex Non-Smoker	$8.02
Unisex Smoker	$9.27
Accordingly, if the Insured were a male non-smoker age 40 and the Policy’s Face Amount was $150,000, the surrender charge initially would be $1,221.
The rates for each category are greater or lesser according to the age of the Insured when your Policy is issued. The maximum rates are as follows:

Male Non-Smoker	$45.39
Male Smoker	$50.66
Female Non-Smoker	$38.98
Female Smoker	$41.15
Unisex Non-Smoker	$43.59
Unisex Smoker	$47.22
If you surrender your Policy after twelve Policy Years have elapsed, we do not charge a surrender charge (unless you have increased the Face Amount of your Policy, as explained below). Before that time, we determine the applicable surrender charge by multiplying the initial surrender charge on your Policy by the appropriate surrender charge percentage for the Policy Year in which the surrender occurs. The applicable surrender charge percentage depends on the number of years elapsed since your Policy was issued. The surrender charge percentage rates would apply if the Insured were 40 years old when your Policy was issued:

POLICY YEAR	Percent of Calculated Charge
1	100%
2	100%
3	100%
4	100%
5	100%
6	95%
7	90%
8	80%
9	70%
10	50%
11	40%
12	20%
13	0%
Thus, in the example given above, if the Policy were surrendered during the 10th Policy Year, the surrender charge would equal $610.50($1,221 × 50%). A different surrender charge percentage rate might apply if the Insured is older than 40 when the Policy is issued.
Surrender Charge on Increases in Initial Face Amount. If you increase the Initial Face Amount of your Policy, we determine an additional surrender charge amount applicable to the amount of the increase. The initial surrender charge on an increase is an amount per $1,000 of increase which varies by increase age, as shown in your Policy.
The surrender charge on the increase also decreases over a twelve Policy Year period, starting from the effective date of the increase. The schedule of surrender charge percentages applicable to the additional surrender charge is the same as the surrender charge percentages above. If you surrender your Policy or make a partial withdrawal, we separately calculate the surrender charge applicable to the Initial Face amount and each increase and add those amounts to determine the total surrender charge.
If you decrease the Face Amount, the applicable surrender charge remains the same.
We include in your Policy a table showing the maximum surrender charge rates and the surrender charge percentages applicable under the Policies. For additional information concerning the rates applicable to you, please consult your agent. In addition, a table of the applicable rates is on file with the SEC as an exhibit to the registration statement for the Policies.

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For partial withdrawals made during the first twelve Policy Years, we assess a proportionate percentage of the surrender charge. The proportionate percentage is the amount of the partial withdrawal requested divided by the surrender value. When a partial withdrawal is assessed, we will reduce any remaining surrender charges in a proportionate manner.
Transfer Fee. We currently are not charging a transfer fee. The Policy, however, permits us to charge a transfer fee of $25 on the second and each subsequent transaction in each calendar month in which transfer(s) are effected between Sub-Account(s) and/or the Fixed Account. We will notify you if we begin to charge this fee.
We will deduct the transfer fee from the Policy Value that remains in the Sub-Account(s) or Fixed Account from which we process your transfer. If that amount is insufficient to pay the transfer fee, we will deduct the fee from the transferred amount.

General Policy Provisions
Beneficiaries. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent.
You must request a change of Beneficiary in writing. We provide a form to be completed, signed and filed with us. Your request for a change in Beneficiary or Contingent Beneficiary takes effect upon our filing of a signed and completed form, effective as of the date you signed the form. Until we receive your change instructions, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files as the Beneficiary or treating that person in any other respect as the Beneficiary, even if instructions that we subsequently receive from you seek to change your Beneficiaries effective as of a date before we made the payment or took the action in question.
If you name more than one Beneficiary, we divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we divide the Death Benefit among the surviving Beneficiaries.
Different rules may apply if your Policy was issued in connection with a Qualified Plan.
Assignment. You may assign your Policy as collateral security, unless it was issued in connection with a Qualified Plan. You must notify us in writing if you assign the Policy. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the Beneficiary may be affected by an assignment.
Dividends. We do not pay any dividend under the Policies.

About Us
Lincoln Benefit Life Company. Lincoln Benefit Life Company is a stock life insurance company engaged in the business of writing life insurance. Our offices are located at 1221 N Street, Suite 200, Lincoln, NE 68508; however, our mailing address is P.O. Box 1538, Jacksonville, IL 62651-1538. Please see also “General Information and History” in the SAI.
The Separate Account. Lincoln Benefit Life Variable Life Account is a segregated asset account of Lincoln Benefit. Lincoln Benefit owns the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Policy Value of the Policies offered by this Prospectus, these assets may not be used to pay any liabilities of Lincoln Benefit other than those arising from the Policies. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, gains, losses or any investment experience of Lincoln Benefit’s other assets. Lincoln Benefit is obligated to pay all amounts promised to Policy Owners under the Policies.
The Separate Account is divided into Sub-Accounts. The assets of each Sub-Account are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Separate Account, its Sub- Accounts or the Portfolios. Values allocated to the Separate Account rise and fall with the values of shares of the Portfolios and are also reduced by Policy charges. We use the Separate Account to fund the Policies and our other variable universal life insurance policies. We account separately for each type of variable life insurance policy funded by the Separate Account.

Federal Taxes
Introduction. The following discussion is general and is not intended as tax advice. Lincoln Benefit makes no guarantee regarding the tax treatment of any Policy or transaction involving a Policy. Federal, state, local and other tax consequences of ownership or purchase of a life insurance policy depend upon your circumstances. Our general discussion of the tax treatment of this Policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this Policy cannot be made in the Prospectus. For detailed information, you should consult

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with a qualified tax advisor familiar with your situation. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a qualified tax advisor.
Taxation of the Company and the Separate Account. Lincoln Benefit is taxed as a life insurance company under Part I of Subchapter L of the Tax Code. The Separate Account is not an entity separate from Lincoln Benefit and its operations form a part of Lincoln Benefit. Therefore, the Separate Account is not taxed separately as a “Regulated Investment Company” under Subchapter M of the Tax Code. Investment income and realized capital gains are automatically applied to increase reserves under the Policies to the extent permitted by federal tax law. Under current federal tax law, Lincoln Benefit believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Policies. Generally, reserves are amounts that Lincoln Benefit is legally required to accumulate and maintain in order to meet future obligations under the Policies. Lincoln Benefit does not anticipate that it will incur any federal income tax liability attributable to the Separate Account. Therefore, we do not intend to make provisions for any such taxes. If we incur tax associated with a Separate Account, then we may impose a charge against the Separate Account in order to make provisions for any such taxes.
Taxation of Policy Benefits. In order to qualify as a life insurance policy for federal income tax purposes, the policy must meet the definition of a life insurance policy set forth in Section 7702 of the Tax Code. Section 7702 limits the amount of premiums that may be invested in a policy that qualifies as life insurance. The Policy is structured to meet the Section 7702 definition of a life insurance policy. This means that the Death Benefit is generally excluded from the Beneficiary’s gross income under Section 101(a) of the Tax Code and you are generally not taxed on increases in the Policy Value until a distribution occurs.
If the Death Benefit is not received in one sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will generally be excludable from the Beneficiary’s income, and amounts attributable to earnings on that income (occurring after the Insured’s death), which will be includable in the Beneficiary’s income.
If a Policy fails to qualify as life insurance under Section 7702, the Policy will not provide any of the tax advantages normally provided by life insurance. Lincoln Benefit has the right to amend the Policies to comply with any future changes in the Tax Code, any regulations or rulings under the Tax Code and any other requirements imposed by the Internal Revenue Service.
If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premium paid for the Policy minus any amounts previously received from the Policy if such amounts were properly excluded from your gross income. If your Policy is not a Modified Endowment Contract, policy loans are not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered even if the policy is not a Modified Endowment Contract. Withdrawals and loans from Modified Endowment Contracts are subject to less favorable tax treatment. Loans, if not repaid, and withdrawals reduce the contract’s death benefit and cash value. For an additional discussion of Modified Endowment Contracts, please see “Federal Taxes - Modified Endowment Contracts” on page 31.
If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Policy, the Death Benefit will also be included in the Insured’s gross estate. Examples of incidents of ownership include the right to:

•	change beneficiaries,

•	assign the Policy,

•	revoke an assignment,

•	pledge the Policy, or

•	obtain a Policy loan.
If you are Owner and Insured under the Policy, and you transfer all incidents of ownership in the Policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.
The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Policy in any of these arrangements, you should consult a qualified tax advisor regarding the tax attributes of the particular arrangement. We no longer sell life insurance contracts to corporate and self-employed tax-qualified retirement pension and profit sharing plans subject to Section 401.

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Employer Owned Life Insurance (a.k.a. “COLI”). The Pension Reform Act, enacted in 2006, includes provisions affecting the taxation of Death Benefits paid from policies owned by “Employers.” Although these policies are commonly referred to as Corporate Owned Life Insurance (“COLI”), the term “Employer” includes any person or non-natural entity such as a partnership, LLC, or corporation, which is engaged in a trade or business. The term Employer also includes a person or entity related to the policyholder under the attribution rules of Tax Code sections 267(b) or 707(b)(1), and any person or entity engaged in a trade or business which is under common control with the policyholder.
Generally, for contracts issued to employers after August 17, 2008, the portion of the Death Benefit in excess of the premiums or other amounts the employer paid for the policy will be treated as income unless:

•	the insured was an employee within 12 months of death;

•	proceeds are paid to the insured's beneficiary;

•	proceeds are used to buy back any equity interest owned by the insured at the time of death; or

•	the insured was a “highly compensated employee” or “highly compensated individual.”
For purposes of the COLI rules, “highly compensated employees” are:

•	more than 5% owners;

•	directors; and

•	anyone else in the top 35% of employees ranked by pay.
“Highly compensated individuals” are individuals who are:

•	more than 10% owners;

•	one of the five highest paid officers; or

•	among the highest paid 35% of all employees.
The COLI provision also includes notice and consent requirements, and reporting requirements.
Modified Endowment Contracts. A life insurance policy is treated as a “Modified Endowment Contract” under Section 7702A of the Tax Code if it meets the definition of life insurance in Section 7702, but fails the “seven-pay” test of Section 7702A. The seven-pay test limits the amount of premiums that can be paid into the contract before the Policy will become a Modified Endowment Contract. We will not accept any Premiums that cause the Policy to become a Modified Endowment Contract unless we receive from you a written acknowledgment that the Policy will become a Modified Endowment Contract. An exchange under Section 1035 of the Tax Code of a life insurance policy that is not a Modified Endowment Contract will not cause the new policy to be a Modified Endowment Contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance policy that is a Modified Endowment Contract for a new life insurance policy will always cause the new policy to be a Modified Endowment Contract.
If your Policy is not issued as a Modified Endowment Contract, it can become a Modified Endowment Contract under certain circumstances. If your Policy is materially changed at any time, your policy must be tested to determine whether it has become a Modified Endowment Contract. A material change includes certain increases in the policy’s death benefit and the addition or increase of certain riders, rate class changes, and certain changes to Death Benefit Options. Your Policy will be treated as though it were a new contract on the day the material change takes effect, a new seven-pay limit will be calculated, and a new seven-pay period will begin. Additionally, if the benefits provided by your Policy are reduced or certain changes to Death Benefit Options occur during the first 7 years of the policy or during a “seven-pay period”, the seven-pay test will be applied as though the policy were initially issued with the reduced benefits. If the cumulative premiums paid into the Policy prior to the reduction in benefits are in excess of the seven-pay limit for the reduced benefit, then your policy will become a Modified Endowment Contract.
If a contract is classified as a Modified Endowment Contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in Policy value are not subject to current taxation unless withdrawn or otherwise accessed. If you receive any amount as a Policy loan (including unpaid interest that is added to the loan balance) from a Modified Endowment Contract, or assign or pledge any part of the value of the Policy, such amount is treated as a distribution. Withdrawals and distributions made from a Modified Endowment Contract before the Insured’s death are treated as taxable income first, then as recovery of the investment in the contract. The taxable portion of any distribution from a Modified Endowment Contract is subject to an additional 10% penalty tax, except as follows:

•	distributions made on or after the date on which the taxpayer attains age 59½;

•	distributions attributable to the taxpayer’s becoming disabled (within the meaning of Section 72(m)(7) of the Tax Code); or

•
any distribution that is part of a series of substantially equal periodic payments (paid not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

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All Modified Endowment Contracts that are issued within any calendar year to the same owner by one company or its affiliates shall be treated as one Modified Endowment Contract in determining the taxable portion of any distributions from any of the contracts required to be aggregated.
Income Tax Withholding. Generally, Lincoln Benefit is required to withhold federal income tax at a rate of 10% from taxable distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.
Generally, code Section 1441 provides that Lincoln Benefit, as a withholding agent, must withhold 30% of the taxable amounts paid to a non-resident alien not subject to FATCA. Certain payees may be subject to the Foreign Accounts Tax Compliance Act ("FATCA") which would require 30% mandatory withholding for certain entities. Please see your personal tax advisor for additional information regarding FATCA. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8 to certify the owners’ foreign status. Withholding on taxable distributions may be reduced or eliminated if covered by an income tax treaty between the United States and the non-resident alien’s country of residence. The United States does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for taxable life insurance distributions.
Diversification Requirements. For a Policy to qualify as a variable life insurance policy for federal tax purposes, the investments in the Separate Account must be “adequately diversified” consistent with standards under Treasury Department regulations. If the investments in the Separate Account are not adequately diversified, the Policy will not be treated as a variable life insurance policy for federal income tax purposes. As a result, you will be taxed on the excess of the Policy Value over the investment in the contract. Although Lincoln Benefit does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.
Ownership Treatment. The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause a policy owner to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Sub-Account investments without being treated as owners of the underlying assets of the Separate Account.
Your rights under the Policy are different than those described by the IRS in private and public rulings in which it found that policy owners were not owners of separate account assets. For example, if your Policy offers more than twenty (20) investment alternatives you have the choice to allocate premiums and policy values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in your being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. Lincoln Benefit does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Policy. We reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However, we make no guarantee that such modification to the Policy will be successful.
Generation-Skipping Transfer Tax. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.
Under certain circumstances, the Tax Code may impose a generation-skipping transfer (“GST”) tax when all or part of a life policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Tax Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Reportable Policy Sale. The Tax Cuts and Jobs Act of 2017 included additional reporting requirements for any reportable policy sale occurring after December 31, 2017. A Reportable Policy Sale occurs when a person (buyer) acquires, directly or indirectly, a life insurance contract or any interest in such a contract with no substantial family, business, or financial relationship with the insured. The buyer is required to provide us with information related to the reportable policy sale to ensure proper reporting on an IRS Form 1099-LS. Upon notification of a reportable policy sale, we have an information reporting obligation to file a Form 1099-SB with the seller’s investment in the life policy. The Tax Cuts and Jobs Act of 2017 also modified the transfer for value rules. The potential

33 PROSPECTUS

application of these requirements underscores the importance of seeking guidance from a qualified advisor before entering into a reportable policy sale.
Medicare Tax on Investment Income. The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,500 for trusts. The taxable portion of payments received under the contract will be considered investment income for purposes of this surtax. You should consult a tax advisor about the impact of this tax on distributions from the Policy.

Distribution
Allstate Distributors, L.L.C. (“ADLLC”), located at 3075 Sanders Road, Northbrook, IL 60062-7127, serves as distributor of the Policies. ADLLC is a wholly owned subsidiary of Allstate Life Insurance Company. ADLLC is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).
ADLLC does not sell Policies directly to purchasers. ADLLC enters into selling agreements with affiliated and unaffiliated broker-dealers and banks to sell the Policies through their registered representatives. The broker-dealers are registered with the SEC and are FINRA member firms. Their registered representatives are licensed as insurance agents by applicable state insurance authorities and appointed as agents of Lincoln Benefit in order to sell the Policies. Policies also may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.
Lincoln Benefit offered the Policies on a continuous basis until December 31, 2003. The Policies were sold by registered representatives of broker-dealers who were our licensed insurance agents, either individually or through an incorporated insurance agency. Registered representatives may be eligible for a trail commission of .25% of policy value on policies that have been in force for at least one year. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.
Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. If you purchase a Primary Insured Rider, the commissions will vary depending on the allocation of your coverage between the base Policy and the Primary Insured Rider. The same initial Death Benefit will result in the highest commission when there is no Primary Insured Rider, with the commission declining as the portion of the Death Benefit coverage allocated to the Primary Insured Rider increases. Thus, the lowest commission amount is payable when the maximum Primary Insured Rider is purchased.
To the extent permitted by FINRA rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. We may not offer the arrangements to all broker-dealers and banks and the terms of the arrangement may differ among broker-dealers and banks.
Individual registered representatives, broker-dealers, banks, and branch managers within some broker-dealers and banks participating in one of these compensation arrangements may receive greater compensation for selling the contract than for selling a different contract that is not eligible for the compensation arrangement. While we take the compensation into account when establishing contract charges, any such compensation will be paid by us or ADLLC and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to the sale of the contract.
ADLLC compensates its representatives who act as wholesalers, and their sales management personnel, for Policy sales. This compensation is based on a percentage of premium payments and/or a percentage of Policy values. The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Policies, including any liability to Policy Owners arising out of services rendered or Policies issued.
Lincoln Benefit and ADLLC have also entered into wholesaling agreements with certain independent contractors and their broker-dealers. Under these agreements, compensation based on a percentage of premium payments and/or Contract values is paid to the wholesaling broker-dealer for the wholesaling activities of their registered representative.

Legal Proceedings
There are no pending material legal proceedings to which the Separate Account or principal underwriter is a party. Lincoln Benefit is engaged in routine lawsuits, which, in our management’s judgment, are not of material importance to its respective total assets or material with respect to the Separate Account.

Legal Matters
Matters of Nebraska law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Nebraska law, have been passed upon by Lamson, Dugan & Murray LLP, Omaha, Nebraska.

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Financial Statements
The financial statements of the Separate Account as of December 31, 2018 and for each of the two years in the period ended December 31, 2018, the financial statements and related financial statement schedules of Lincoln Benefit Life Company as of December 31, 2018 and December 31, 2017, for each of the three years in the period ended December 31, 2018, and the accompanying Reports of Independent Registered Public Accounting Firms appear in the Statement of Additional Information.

Cyber Security Risks
We are at risk for cyber security failures or breaches of our information and processing systems and the systems of our business partners that could have negative impacts on you.   These impacts include, but are not limited to, potential financial losses under your Policy, your inability to conduct transactions under your Policy, our inability to calculate your Policy’s values, and the disclosure of your personal or confidential information. For more information about these cyber security risks, see the SAI.

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Glossary of Special Terms
Please refer to this list for the meaning of the following terms:
Accumulation Unit - An accounting unit of measurement, which we use to calculate the value of a Sub-Account.
Age - The Insured’s age at his or her last birthday.
Attained Age - The Insured’s age at the last Policy Anniversary.
Beneficiary(ies) - The person(s) named by you to receive the Death Benefit under the Policy.
Death Benefit - The amount payable to the Beneficiary under the Policy upon the death of the Insured, before payment of any unpaid Policy Debt or Policy Charges.
Face Amount - The initial amount of insurance under your Policy, adjusted for any changes in accordance with the terms of your Policy.
Fixed Account - The portion of the Policy Value allocated to our general account.
Grace Period - A 61-day period during which the Policy remains in force so as to permit you to pay sufficient additional Premium to keep the Policy from lapsing.
Guaranteed Minimum Death Benefit, GMDB - A feature under which we guarantee that, regardless of declines in your Policy Value, your Policy does not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy Debt, are at least as great as either the monthly Safety Net Premium or monthly Lifetime Guarantee Premium amount times the number of months since the Issue Date.
Insured - The person whose life is Insured under the Policy.
Issue Date - The date on which the Policy is issued, which shall be used to determine Policy Anniversaries, Policy Years and Policy Months.
Lapse Determination Value - The value that must be available to pay a Monthly Deduction in order for the Policy to remain in force. If you have no outstanding Policy Debt, the Lapse Determination Value equals the Policy Value. Otherwise, it equals the Net Surrender Value.
Loan Account - An account established for amounts transferred from the Sub-Accounts and the Fixed Account as security for outstanding Policy loans.
Maturity Date - The Policy Anniversary following the Insured’s 100th birthday.
Monthly Automatic Payment - A method of paying a Premium each month automatically, for example by bank draft or salary deduction.
Monthly Deduction - The amount deducted from Policy Value on each Monthly Deduction Day for the policy fee, annual administrative expense charge when due, cost of insurance charge, and the cost of any benefit riders.
Monthly Deduction Day - The same day in each month as the Issue Date. If a month does not have that day, the deduction will be made as of the last day of the month. The day of the month on which Monthly Deductions are taken from your Policy Value.
Net Death Benefit - The Death Benefit, less any Policy Debt.
Net Investment Factor - The factor we use to determine the change in value of an Accumulation Unit in any Valuation Period. We determine the Net Investment Factor separately for each Sub-Account.
Net Policy Value - The Policy Value, less any Policy Debt.
Net Premium - The Premium less the Premium Charge.
Net Surrender Value - The Policy Value less any applicable surrender charges and less any unpaid Policy Debt. The Net Surrender Value must be positive for the Policy to remain in effect, unless the Guaranteed Minimum Death Benefit feature is in effect.
Policy Anniversary - The same day and month as the Issue Date for each subsequent year the Policy remains in force.
Policy Debt - The sum of all unpaid Policy loans and accrued loan interest.
Policy Month - A one month period beginning on the same day of the month as the issue date of the policy.
Policy Owner (“You” “Your”) - The person(s) having the rights and privileges of ownership defined in the Policy. The Policy Owner may or may not be the same person as the Insured. If your Policy is issued pursuant to a retirement plan, your ownership privileges may be modified by the plan.
Policy Value - The sum of the values of your interests in the Sub-Accounts of the Separate Account, the Fixed Account and the Loan Account. The amount from which the Monthly Deductions are made and the Death Benefit is determined.

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Policy Year - Each twelve-month period beginning on the Issue Date and each Policy Anniversary.
Portfolio(s) - The underlying funds in which the Sub-Accounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.
Premium - Amounts paid to us as premium for the Policy by you or on your behalf.
Qualified Plan - A pension or profit-sharing plan established by a corporation, partnership, sole proprietor or other eligible organization that is qualified for favorable tax treatment under Section 401(a) or 403(b) of the Tax Code.
SAI - Statement of Additional Information, which is available upon request.
Separate Account - The Lincoln Benefit Life Variable Life Account, which is a segregated investment account of Lincoln Benefit.
Sub-Account - A subdivision of the Separate Account, which invests wholly in shares of one of the Portfolios.
Surrender Value - The Policy Value less any applicable surrender charges.
Tax Code, Code - The Internal Revenue Code of 1986, as amended.
Valuation Date - Each day the New York Stock Exchange is open for business. We do not determine Accumulation Unit Value on days on which the New York Stock Exchange is closed for trading.
Valuation Period - The period of time over which we determine the change in the value of the Sub-Accounts in order to price Accumulation Units. Each Valuation Period begins at the close of normal trading on the NYSE, currently 4:00 p.m. Eastern time, on each Valuation Date and ends at the close of the NYSE on the next Valuation Date.
We, Us, Our - Our company, Lincoln Benefit Life Company, sometimes referred to as “Lincoln Benefit.”
You, Your - The person having the rights and privileges of ownership in the Policy.

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Where You Can Find More Information
You can call us at 1-844-768-6780 to ask us questions, to request information about the Policy, and to obtain copies of the SAI, personalized illustrations or other documents. You also can write to us at the address given on the first page of this Prospectus.
We have filed a SAI with the SEC. The current SAI is dated May 1, 2019. The SAI contains additional information about the Policy and is incorporated by reference in this Prospectus. You can obtain a free copy of the SAI upon request, by writing us or calling at the number given above. You should read the SAI because you are bound by the terms contained in it.
We file reports and other information with the SEC. You may read and copy any document we file with the SEC, including the SAI, at the SEC’s public reference room in Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for information on the operation of the public reference room.
Our SEC reports and other information about us are also available to the public at the SEC’s web site at http://www.sec.gov. Copies of any of the information filed with the SEC may be obtained upon payment of a duplicating fee by writing the SEC’s Public Reference Section, 100 F Street NE, Room 1580, Washington, DC 20549-2000.
LINCOLN BENEFIT LIFE COMPANY
through its Lincoln Benefit Life Variable Life Account
1940 Act File No. 811-9154
1933 Act File No. 033-67386

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Lincoln Benefit Life Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. You can inform Lincoln Benefit Life Company that you wish to continue receiving paper copies of your shareholder reports by contacting Lincoln Benefit Life Company Customer Service at 1-844-768-6780. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

38 PROSPECTUS

LBL6454RES-16

STATEMENT OF ADDITIONAL INFORMATION
INVESTOR'S SELECT FLEXIBLE PREMIUM
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

DATE OF STATEMENT OF ADDITIONAL INFORMATION
AND RELATED PROSPECTUS: May 1, 2019

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT ("Separate Account")
DEPOSITOR: LINCOLN BENEFIT LIFE COMPANY

This Statement of Additional Information is not a prospectus. Please review the Prospectus, which contains information concerning the Policies described above. You may obtain a copy of the Prospectus without charge by calling us at 1-800-865-5237 or writing to us at the address immediately below. The defined terms used in this Statement of Additional Information are as defined in the Prospectus.

Lincoln Benefit Life Company
P.O. Box 660191
Dallas, Texas 75266-0191

GENERAL INFORMATION AND HISTORY

Description of Lincoln Benefit Life Company

State Regulation of Lincoln Benefit

Lincoln Benefit Life Variable Life Account

EXPERTS

ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY

Replacement of Modified Endowment Contracts

Computation of Policy Value

Transfers Authorized by Telephone

GENERAL POLICY PROVISIONS

Statements to Policy Owners

Limit on Right to Contest

Suicide

Misstatement as to Age and Sex

ADDITIONAL INFORMATION ABOUT CHARGES

DISTRIBUTOR

DISTRIBUTION OF THE POLICY

FINANCIAL STATEMENTS

CYBERSECURITY RISKS

GENERAL INFORMATION AND HISTORY
Description of Lincoln Benefit Life Company. Lincoln Benefit Life Company ("Lincoln Benefit" or the "Company”) is a stock life insurance company organized under the laws of the state of Nebraska in 1938. Our legal domicile and principal business address is 1221 N Street, Suite 200 Lincoln, NE 68508. Lincoln Benefit is a wholly-owned subsidiary of LBL HoldCo II, Inc., a Delaware corporation, which is a wholly-owned, indirect subsidiary of RL LP (the "Limited Partnership"), a Bermuda limited partnership, and RL (Parallel) LP, a Bermuda-based partnership.
We are authorized to conduct life insurance and annuity business in the District of Columbia, U.S. Virgin Islands and all states except New York. We will market the Contract everywhere we conduct variable life business. The Contracts offered by this prospectus were issued by us and will be funded in the Separate Account and/or the Fixed Account.
The Company has reinsurance agreements whereby certain premiums, contract charges, interest credited to contract holder funds, benefits and expenses are ceded to its subsidiary, Lancaster Re Captive Insurance Company, Allstate Life Insurance Company ("Allstate Life") and other non-affiliated reinsurers.
On April 1, 2014, all of the capital stock in Lincoln Benefit was acquired by LBL HoldCo II, Inc. (formerly Resolution Life, Inc.) from Allstate Life. The benefits and provisions of the Contracts have not been changed by the transactions and agreements pursuant to this acquisition, and none of the transactions or agreements pursuant to this acquisition have changed the fact that we are primarily liable to you for your Contract.
Additionally, on April 1, 2014, Lincoln Benefit and Allstate Life entered into an Amended and Restated Reinsurance Agreement, pursuant to which Allstate Life reinsures business that was ceded by Lincoln Benefit to Allstate Life before the acquisition (the “ALIC Reinsured Business”). Allstate Life provides certain administrative services for the ALIC Reinsured Business and the Separate Account pursuant to an Amended and Restated Administrative Services Agreement entered into between Lincoln Benefit and Allstate Life, effective as of April 1, 2014.
Allstate Life or Lincoln Benefit may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2018, consisted of the following: Merrill Communications LLC (compliance printing and mailing) and DST Systems, Inc. (FAN mail, positions, prices).

In administering the Policies, the services agreements include the following services, among others:

•	Maintenance of Policy Owner records;

•	Policy Owner services;

•	Calculation of unit values;

•	Maintenance of the Separate Account;

•	Preparation of Policy Owner statements;

•	Maintenance of fund company relationships, reports and materials;

•	Maintenance, coordination and filing of product prospectus materials

•	Payment of commissions and agent licenses,

•	Trading of underlying NAV shares, and

Compliance with certain regulatory activities.

State Regulation of Lincoln Benefit. We are subject to the laws of Nebraska and regulated by the Nebraska Department of Insurance ("Department of Insurance"). Every year we file an annual statement with the Department of Insurance covering our operations for the previous year and our financial condition as of the end of the year. We are inspected periodically by the Department of Insurance to verify our contract liabilities and reserves. Our books and records are subject to review by the Department of Insurance at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.
Lincoln Benefit Life Variable Life Account. Lincoln Benefit Life Variable Life Account was originally established in 1990, as a segregated asset account of Lincoln Benefit. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Separate Account or Lincoln Benefit.
EXPERTS
The financial statements of Lincoln Benefit Life Company and the financial statements of the Lincoln Benefit Life Variable Life Account as of and for the year then ended December 31, 2018 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein. Such financial statements and financial statement schedules are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The financial statements and financial statement schedules as of December 31, 2017 and for each of the two years in the period ended December 31, 2017 of Lincoln Benefit Life Company and the financial statements as of December 31, 2017 and for the period ended December 31, 2017 of the Lincoln Benefit Life Variable Life Account included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY
Replacement of Modified Endowment Contracts. If you replace a modified endowment contract issued by another insurer with a Policy, your Policy will also be deemed a modified endowment contract. Our ability to determine whether a replaced Policy issued by another insurer is a modified endowment contract is based solely on the sufficiency of the Policy data we receive from the other insurer. We do not consider ourselves liable to you if that data is insufficient to accurately determine whether the replaced Policy is a modified endowment contract. You should discuss this issue with your tax adviser if it pertains to your situation. Based on the information provided to us, we will notify you as to whether you can contribute more Premiums to your Policy without causing it to become a modified endowment contract.
Computation of Policy Value. On each Valuation Date, the portion of your Policy Value in a particular Sub-Account will equal:
(1) The total value of your Accumulation Units in the Sub-Account; plus
(2) Any Net Premium received from you and allocated to the Sub-Account during the current Valuation Period; plus

(3) Any Policy Value transferred to the Sub-Account during the current Valuation Period; minus
(4) Any Policy Value transferred from the Sub-Account during the current Valuation Period; minus
(5) Any amounts withdrawn by you (plus the applicable withdrawal charge) from the Sub-Account during the current Valuation Period; minus
(6) The portion of any Monthly Deduction allocated to the Sub-Account during the current Valuation Period for the Policy Month following the Monthly Deduction Day.
On each Valuation Date, the portion of your Policy Value in the Fixed Account will equal:
(1) Any Net Premium allocated to it, plus
(2) Any Policy Value transferred to it from the Sub-Accounts; plus
(3) Interest credited to it; minus
(4) Any Policy Value transferred out of it; minus
(5) Any amounts withdrawn by you (plus the applicable withdrawal charge); minus
(6) The portion of any Monthly Deduction allocated to the Fixed Account.
All Policy Values equal or exceed those required by law. Detailed explanations of methods of calculation are on file with the appropriate regulatory authorities.
Transfers Authorized by Telephone. You may make transfers by telephone. To give a third party authorization, you must first send us a completed authorization form.
The cut off time for telephone transfer requests is 4:00 p.m. Eastern Time. Calls completed before 4:00 p.m. will be effected on that day at that day's price. Calls completed after 4:00 p.m. will be effected on the next day that the NYSE and Lincoln Benefit Life are open for business, at that day's price.
GENERAL POLICY PROVISIONS
Statements to Policy Owners. We will maintain all records relating to the Separate Account and the Sub-Accounts. Each year we will send you a report showing information concerning your Policy transactions in the past year and the current status of your Policy. The report will include information such as the Policy Value as of the end of the current and the prior year, the current Death Benefit, Surrender Value, Policy Debt, partial withdrawals, earnings, Premiums paid, and deductions made since the last annual report. We will also include any information required by state law or regulation. If you ask us, we will send you an additional report at any time. We may charge you up to $25 for this extra report. We will tell you the current charge before we send you the report.
In addition, we will send you the reports required by the 1940 Act. We will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently if required by law. You should therefore give us prompt written notice of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly with any questions.
Limit on Right to Contest. We may not contest the insurance coverage under the Policy after the Policy has been in force for two years while the Insured is alive. If the Policy has lapsed and been reinstated, we may not contest the reinstatement after two years from the date of the reinstatement while the Insured is alive. We may not contest any increase in the Face Amount of the Policy after the increase has been in effect for two years while the Insured is alive.
Suicide. If the Insured commits suicide while sane or kills him or herself while insane within two years of the Issue Date or within two years of any increase in the Face Amount, we are not required to pay the full Death Benefit that would otherwise be payable. Instead, we will pay an amount equal to the Policy Value less any Policy Debt and the Policy will stop. If within two years of the effective date of any increase in the Face Amount the Insured commits suicide while sane or kills him or herself while insane, we will pay a Death Benefit for the increase equal to the total cost of insurance charges.
Misstatement as to Age and Sex. If the age or sex of the Insured is incorrectly stated in the application, we will adjust the Death Benefit appropriately as specified in the Policy.

ADDITIONAL INFORMATION ABOUT CHARGES
We do not assess a surrender charge on surrenders under Policies issued to employees of Allstate, or to their spouses or minor children if these individuals reside in the State of Nebraska.
DISTRIBUTOR
Allstate Distributors, L.L.C., ("ADLLC") serves as principal underwriter and distributor of the Policies. ADLLC is a wholly-owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of FINRA.
The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Policies, including liability arising out of services we provide on the Policies.

	2016	2017	2018
Commission paid to ADLLC that were paid to other broker-dealers and registered representatives	0	0	0
Commission kept by ADLLC	0	0	0
Other fees paid to ADLLC for distribution services	0	0	0

DISTRIBUTION OF THE POLICY
Lincoln Benefit offered the Policies on a continuous basis until December 31, 2003. The Policies were sold by registered representatives of broker-dealers who were our licensed insurance agents, either individually or through an incorporated insurance agency. Registered representatives may be eligible for a trail commission of .25% of policy value on policies that have been in force for at least one year. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.

Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. If you purchased a Primary Insured Rider, the commissions will vary depending on the allocation of your coverage between the base Policy and the Primary Insured Rider. The same initial Death Benefit will result in the highest commission when there is no Primary Insured Rider, with the commission declining as the portion of the Death Benefit coverage allocated to the Primary Insured Rider increases. Thus, the lowest commission amount is payable when the maximum Primary Insured Rider is purchased.
FINANCIAL STATEMENTS
The financial statements of the Separate Account as of December 31, 2018 and for each of the two years in the period ended December 31, 2018, the financial statements and related financial statement schedules of Lincoln Benefit Life Company as of December 31, 2018 and December 31, 2017, for each of the three years in the period ended December 31, 2018, and the accompanying Reports of Independent Registered Public Accounting Firms appear in the Statement of Additional Information.

CYBER SECURITY RISKS
With the increasing reliance on digital technology to conduct necessary business functions and engage customers and business partners, we are susceptible to ongoing risks and threats of cyber security incidents. These risks include the occurrence of deliberate or malicious attacks, as well as unintentional incidents. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our offering of unaffiliated underlying funds and administrators. To provide reasonable assurance, we employ people, process and technology, and related protocols to protect computer hardware, networks, systems and applications and the data transmitted and stored therewith. These measures are intended to safeguard the reliability of our systems, as well as the security, availability, integrity, and confidentiality of our data assets. We also contract with vendors who we ensure have their own safeguards for our data.
Deliberate cyber-attacks include but are not limited to:  gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate financial assets and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber-attacks can also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites to prevent access to computer networks. In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on our systems.
Cyber security incidents that could impact us and our Contract Owners, whether deliberate or unintentional, could arise not only during our own administration of the Contract, but also at entities operating the Contract’s underlying funds intermediaries, and third-party service providers. Cyber security failures originating with any of the entities involved with the servicing and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts of a cyber security incident include but are not limited to:  financial losses under the Contract; your inability to conduct transactions under the Contract that may involve  an underlying fund; an inability to calculate unit values under the Contract and/or the net asset value ("NAV") of an underlying fund; and disclosures of your confidential personal financial information.
In addition to direct impacts to you, cyber security incidents may have adverse impacts on us. For instance, such cyber security incidents may prompt regulatory inquiries and could result in regulatory proceedings that cause us to incur regulatory, legal and/or litigation costs and may cause reputational damage. Costs incurred by us may include expenses related to reimbursement, litigation and litigation settlements, and additional compliance costs. We may also incur considerable expenses when enhancing and upgrading computer systems and systems security to prevent or remediate a cyber security failure.
The rapid proliferation of technologies‑‑as well as the increased sophistication of organized crime, hackers, terrorists, hostile foreign governments, and others‑‑continue to pose new and significant cyber security threats. Although we, our service providers, and the underlying funds offered under the Contract have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective in avoiding losses affecting your Contract due to cyber-attacks or information security breaches, or that all risks that exist~~,~~ or may develop in the future have been completely anticipated and identified or can be protected against. Nor can we control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

STATEMENT OF ADDITIONAL INFORMATION
INVESTOR'S SELECT FLEXIBLE PREMIUM
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

DATE OF STATEMENT OF ADDITIONAL INFORMATION
AND RELATED PROSPECTUS: May 1, 2019

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT ("Separate Account")
DEPOSITOR: LINCOLN BENEFIT LIFE COMPANY

This Statement of Additional Information is not a prospectus. Please review the Prospectus, which contains information concerning the Policies described above. You may obtain a copy of the Prospectus without charge by calling us at 1-844-768-6780 or writing to us at the address immediately below. The defined terms used in this Statement of Additional Information are as defined in the Prospectus.

Lincoln Benefit Life Company
Policyholder Services
P.O. Box 1538
Jacksonville, IL 62651-1538

GENERAL INFORMATION AND HISTORY

Description of Lincoln Benefit Life Company

State Regulation of Lincoln Benefit

Lincoln Benefit Life Variable Life Account

EXPERTS

ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY

Replacement of Modified Endowment Contracts

Computation of Policy Value

Transfers Authorized by Telephone

GENERAL POLICY PROVISIONS

Statements to Policy Owners

Limit on Right to Contest

Suicide

Misstatement as to Age and Sex

ADDITIONAL INFORMATION ABOUT CHARGES

DISTRIBUTOR

DISTRIBUTION OF THE POLICY

FINANCIAL STATEMENTS

CYBER SECURITY RISKS

GENERAL INFORMATION AND HISTORY
Description of Lincoln Benefit Life Company. Lincoln Benefit Life Company ("Lincoln Benefit" or the "Company”) is a stock life insurance company organized under the laws of the state of Nebraska in 1938. Our legal domicile and principal business address is 1221 N Street, Suite 200 Lincoln, NE 68508. Lincoln Benefit is a wholly-owned subsidiary of LBL HoldCo II, Inc., a Delaware corporation, which is a wholly-owned, indirect subsidiary of RL LP (the "Limited Partnership"), a Bermuda limited partnership, and RL (Parallel) LP, a Bermuda-based partnership.
We are authorized to conduct life insurance and annuity business in the District of Columbia, U.S. Virgin Islands and all states except New York. We will market the Contract everywhere we conduct variable life business. The Contracts offered by this prospectus were issued by us and will be funded in the Separate Account and/or the Fixed Account.
The Company has reinsurance agreements whereby certain premiums, contract charges, interest credited to contract holder funds, benefits and expenses are ceded to its subsidiary, Lancaster Re Captive Insurance Company, Allstate Life Insurance Company ("Allstate Life") and other non-affiliated reinsurers.
On April 1, 2014, all of the capital stock in Lincoln Benefit was acquired by LBL HoldCo II, Inc. (formerly Resolution Life, Inc.) from Allstate Life. The benefits and provisions of the Contracts have not been changed by the transactions and agreements pursuant to this acquisition, and none of the transactions or agreements pursuant to this acquisition have changed the fact that we are primarily liable to you for your Contract.
Additionally, on April 1, 2014, Lincoln Benefit and Allstate Life entered into an Amended and Restated Reinsurance Agreement, pursuant to which Allstate Life reinsures business that was ceded by Lincoln Benefit to Allstate Life before the acquisition (the “ALIC Reinsured Business”). Allstate Life provides certain administrative services for the ALIC Reinsured Business and the Separate Account pursuant to an Amended and Restated Administrative Services Agreement entered into between Lincoln Benefit and Allstate Life, effective as of April 1, 2014.
Lincoln Benefit has entered into a master services agreement with Alliance-One Services, Inc., pursuant to which Alliance-One Services, Inc. or an affiliate provides certain administrative services to the Separate Account and the Recaptured Business. Alliance-One Services, Inc. or Lincoln Benefit may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2018, consisted of the following: Merrill Communications LLC (compliance printing and mailing) and DST Systems, Inc. (FAN mail, positions, prices).
In administering the Policies, the services agreements include the following services, among others:

•	Maintenance of Policy Owner records;

•	Policy Owner services;

•	Calculation of unit values;

•	Maintenance of the Separate Account;

•	Preparation of Policy Owner statements;

•	Maintenance of fund company relationships, reports and materials;

•	Maintenance, coordination and filing of product prospectus materials

•	Payment of commissions and agent licenses,

•	Trading of underlying NAV shares, and
Compliance with certain regulatory activities.

State Regulation of Lincoln Benefit. We are subject to the laws of Nebraska and regulated by the Nebraska Department of Insurance ("Department of Insurance"). Every year we file an annual statement with the Department of Insurance covering our operations for the previous year and our financial condition as of the end of the year. We are inspected periodically by the Department of Insurance to verify our contract liabilities and reserves. Our books and records are subject to review by the Department of Insurance at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.
Lincoln Benefit Life Variable Life Account. Lincoln Benefit Life Variable Life Account was originally established in 1990, as a segregated asset account of Lincoln Benefit. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Separate Account or Lincoln Benefit.
EXPERTS
The financial statements of Lincoln Benefit Life Company and the financial statements of the Lincoln Benefit Life Variable Life Account as of and for the year then ended December 31, 2018 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein. Such financial statements and financial statement schedules are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The financial statements and financial statement schedules as of December 31, 2017 and for each of the two years in the period ended December 31, 2017 of Lincoln Benefit Life Company and the financial statements as of December 31, 2017 and for the period ended December 31, 2017 of the Lincoln Benefit Life Variable Life Account included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY
Replacement of Modified Endowment Contracts. If you replace a modified endowment contract issued by another insurer with a Policy, your Policy will also be deemed a modified endowment contract. Our ability to determine whether a replaced Policy issued by another insurer is a modified endowment contract is based solely on the sufficiency of the Policy data we receive from the other insurer. We do not consider ourselves liable to you if that data is insufficient to accurately determine whether the replaced Policy is a modified endowment contract. You should discuss this issue with your tax adviser if it pertains to your situation. Based on the information provided to us, we will notify you as to whether you can contribute more Premiums to your Policy without causing it to become a modified endowment contract.

Computation of Policy Value. On each Valuation Date, the portion of your Policy Value in a particular Sub-Account will equal:
(1) The total value of your Accumulation Units in the Sub-Account; plus
(2) Any Net Premium received from you and allocated to the Sub-Account during the current Valuation Period; plus
(3) Any Policy Value transferred to the Sub-Account during the current Valuation Period; minus
(4) Any Policy Value transferred from the Sub-Account during the current Valuation Period; minus
(5) Any amounts withdrawn by you (plus the applicable withdrawal charge) from the Sub-Account during the current Valuation Period; minus
(6) The portion of any Monthly Deduction allocated to the Sub-Account during the current Valuation Period for the Policy Month following the Monthly Deduction Day.
On each Valuation Date, the portion of your Policy Value in the Fixed Account will equal:
(1) Any Net Premium allocated to it, plus
(2) Any Policy Value transferred to it from the Sub-Accounts; plus
(3) Interest credited to it; minus
(4) Any Policy Value transferred out of it; minus
(5) Any amounts withdrawn by you (plus the applicable withdrawal charge); minus
(6) The portion of any Monthly Deduction allocated to the Fixed Account.
All Policy Values equal or exceed those required by law. Detailed explanations of methods of calculation are on file with the appropriate regulatory authorities.
Transfers Authorized by Telephone. You may make transfers by telephone. To give a third party authorization, you must first send us a completed authorization form.
The cut off time for telephone transfer requests is 4:00 p.m. Eastern Time. Calls completed before 4:00 p.m. will be effected on that day at that day's price. Calls completed after 4:00 p.m. will be effected on the next day that the NYSE and Lincoln Benefit Life are open for business, at that day's price.
GENERAL POLICY PROVISIONS
Statements to Policy Owners. We will maintain all records relating to the Separate Account and the Sub-Accounts. Each year we will send you a report showing information concerning your Policy transactions in the past year and the current status of your Policy. The report will include information such as the Policy Value as of the end of the current and the prior year, the current Death Benefit, Surrender Value, Policy Debt, partial withdrawals, earnings, Premiums paid, and deductions made since the last annual report. We will also include any information required by state law or regulation. If you ask us, we will send you an additional report at any time. We may charge you up to $25 for this extra report. We will tell you the current charge before we send you the report.
In addition, we will send you the reports required by the 1940 Act. We will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently if required by law. You should therefore give us prompt written notice of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly with any questions.
Limit on Right to Contest. We may not contest the insurance coverage under the Policy after the Policy has been in force for two years while the Insured is alive. If the Policy has lapsed and been reinstated, we may not contest the reinstatement after two years from the date of the reinstatement while the Insured is alive. We may not contest any increase in the Face Amount of the Policy after the increase has been in effect for two years while the Insured is alive.
Suicide. If the Insured commits suicide while sane or kills him or herself while insane within two years of the Issue Date or within two years of any increase in the Face Amount, we are not required to pay the full Death Benefit that would otherwise be payable. Instead, we will pay an amount equal to the Policy Value less any Policy Debt and the Policy will stop. If within two years of the effective date of any increase in the Face Amount the Insured commits suicide while sane or kills him or herself while insane, we will pay a Death Benefit for the increase equal to the total cost of insurance charges.
Misstatement as to Age and Sex. If the age or sex of the Insured is incorrectly stated in the application, we will adjust the Death Benefit appropriately as specified in the Policy.
ADDITIONAL INFORMATION ABOUT CHARGES
We do not assess a surrender charge on surrenders under Policies issued to employees of Allstate, or to their spouses or minor children if these individuals reside in the State of Nebraska.
DISTRIBUTOR
Allstate Distributors, L.L.C., ("ADLLC") serves as principal underwriter and distributor of the Policies. ADLLC is a wholly-owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of FINRA.
The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Policies, including liability arising out of services we provide on the Policies.

	2016	2017	2018
Commission paid to ADLLC that were paid to other broker-dealers and registered representatives	0	0	0
Commission kept by ADLLC	0	0	0
Other fees paid to ADLLC for distribution services	0	0	0
DISTRIBUTION OF THE POLICY
Lincoln Benefit offered the Policies on a continuous basis until December 31, 2003. The Policies were sold by registered representatives of broker-dealers who were our licensed insurance agents, either individually or through an incorporated insurance agency. Registered representatives may be eligible for a trail commission of .25% of policy value on policies that have been in force for at least one year. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.

Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. If you purchased a Primary Insured Rider, the commissions will vary depending on the allocation of your coverage between the base Policy and the Primary Insured Rider. The same initial Death Benefit will result in the highest commission when there is no Primary Insured Rider, with the commission declining as the portion of the Death Benefit coverage allocated to the Primary Insured Rider increases. Thus, the lowest commission amount is payable when the maximum Primary Insured Rider is purchased.
FINANCIAL STATEMENTS
The financial statements of the Separate Account as of December 31, 2018 and for each of the two years in the period ended December 31, 2018, the financial statements and related financial statement schedules of Lincoln Benefit Life Company as of December 31, 2018 and December 31, 2017, for each of the three years in the period ended December 31, 2018, and the accompanying Reports of Independent Registered Public Accounting Firms appear in the Statement of Additional Information.
CYBER SECURITY RISKS
With the increasing reliance on digital technology to conduct necessary business functions and engage customers and business partners, we are susceptible to ongoing risks and threats of cyber security incidents. These risks include the occurrence of deliberate or malicious attacks, as well as unintentional incidents. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our offering of unaffiliated underlying funds and administrators. To provide reasonable assurance, we employ people, process and technology, and related protocols to protect computer hardware, networks, systems and applications and the data transmitted and stored therewith. These measures are intended to safeguard the reliability of our systems, as well as the security, availability, integrity, and confidentiality of our data assets. We also contract with vendors who we ensure have their own safeguards for our data.
Deliberate cyber-attacks include but are not limited to:  gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate financial assets and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber-attacks can also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites to prevent access to computer networks. In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on our systems.
Cyber security incidents that could impact us and our Contract Owners, whether deliberate or unintentional, could arise not only during our own administration of the Contract, but also at entities operating the Contract’s underlying funds intermediaries, and third-party service providers. Cyber security failures originating with any of the entities involved with the servicing and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts of a cyber security incident include but are not limited to:  financial losses under the Contract; your inability to conduct transactions under the Contract that may involve  an underlying fund; an inability to calculate unit values under the Contract and/or the net asset value ("NAV") of an underlying fund; and disclosures of your confidential personal financial information.
In addition to direct impacts to you, cyber security incidents may have adverse impacts on us. For instance, such cyber security incidents may prompt regulatory inquiries and could result in regulatory proceedings that cause us to incur regulatory, legal and/or litigation costs and may cause reputational damage. Costs incurred by us may include expenses related to reimbursement, litigation and litigation settlements, and additional compliance costs. We may also incur considerable expenses when enhancing and upgrading computer systems and systems security to prevent or remediate a cyber security failure.
The rapid proliferation of technologies‑‑as well as the increased sophistication of organized crime, hackers, terrorists, hostile foreign governments, and others‑‑continue to pose new and significant cyber security threats. Although we, our service providers, and the underlying funds offered under the Contract have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective in avoiding losses affecting your Contract due to cyber-attacks or information security breaches, or that all risks that exist~~,~~ or may develop in the future have been completely anticipated and identified or can be protected against. Nor can we control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

Lincoln Benefit Life Company

(A Wholly-Owned subsidiary of LBL HoldCo II, Inc.)

Financial Statements as of December 31, 2018 and December 31, 2017 and for the years ended December 31, 2018, 2017 and 2016 and Reports of Independent Registered Public Accounting Firms

Lincoln Benefit Life Company

(A Wholly-Owned subsidiary of LBL HoldCo II, Inc.)

Index

December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of Lincoln Benefit Life Company:

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheet of Lincoln Benefit Life Company and its subsidiary (a wholly-owned subsidiary of LBL HoldCo II, Inc.) as of December 31, 2018 for the related consolidated statement of operations and comprehensive income (loss), shareholder’s equity, and cash flows for the period ended December 31, 2018, and the related notes and Schedule I Summary of Investments Other than Investments in Related Parties and Schedule IV – Reinsurance (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018, and the results of its operations and its cash flows for the the period ended December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois

April 1, 2019

We have served as the Company’s auditor since 2018.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of Lincoln Benefit Life Company:

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheet of Lincoln Benefit Life Company and its subsidiaries (a wholly-owned subsidiary of LBL HoldCo II, Inc.) as of December 31, 2017, and the related consolidated statements of operations and comprehensive income (loss), of shareholder’s equity, and of cash flows for each of the two years in the period ended December 31, 2017, including the related notes and schedule of summary of investments – other than investments in related parties as of December 31, 2017 and schedule of reinsurance for each of the two years in the period ended December 31, 2017 listed in the accompanying index (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 2, 2018

We served as the Company’s auditor from 2014 to 2018.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Consolidated Balance Sheets

December 31, 2018 and December 31, 2017

($ in thousands, except par value data and share amounts)

	December 31, 2018	December 31, 2017
ASSETS
Fixed maturities, available-for-sale, at estimated fair value (amortized cost $7,716,912 and $8,161,592, respectively)	$7,404,274	$8,414,961
Fixed maturities, trading, at estimated fair value	197,651	97,819
Fixed maturities, at estimated fair value using fair value option	10,028	12,095
Common stocks, at estimated fair value	6,988	8,152
Commercial mortgage loans	853,073	1,043,187
Policy loans	176,782	178,437
Short-term investments	269,016	190,376
Other invested assets	2,976	21,183

Total Investments	$8,920,788	$9,966,210
Cash and cash equivalents	6,177	78,801
Accrued investment income	92,713	96,354
Reinsurance recoverables	6,659,910	6,501,700
Valuation of business acquired	154,270	135,031
Deposit receivable	1,029,679	1,111,571
Other assets	758,752	714,007
Current income tax	28,938	197
Separate account assets	1,266,912	1,460,380

Total Assets	$18,918,139	$20,064,251

LIABILITIES
Future policy benefits and other policyholder liabilities	5,460,113	5,510,050
Policyholders’ account balances	10,157,907	10,676,911
Accrued expenses and other liabilities	85,287	94,543
Modified coinsurance payable	1,029,679	1,111,571
Other long-term debt - affiliate	736,500	695,000
Deferred tax liability, net	31,600	24,585
Separate account liabilities	1,266,912	1,460,380

Total Liabilities	$18,767,998	$19,573,040

COMMITMENTS AND CONTINGENCIES (NOTE 12)
SHAREHOLDER’S EQUITY
Common stock, $100 par value, 30,000 shares authorized, 25,000 shares issued and outstanding	2,500	2,500
Additional paid-in capital	593,558	593,558
Accumulated other comprehensive income (loss)	(195,958)	72,816
Retained earnings (deficit)	(249,959)	(177,663)

Total Shareholder’s Equity	$150,141	$491,211

Total Liabilities and Shareholder’s Equity	$18,918,139	$20,064,251

See Notes to the Consolidated Financial Statements

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Consolidated Statements of Operations and Comprehensive Income (Loss)

For the Years Ended December 31, 2018, 2017 and 2016

($ in thousands)

	2018	2017	2016
Revenues
Premiums earned	$9,499	$3,156	$16,592
Fee income from policyholders	341,729	346,180	346,027
Net investment income	380,812	401,113	397,083
Realized investment (losses) gains, net	(53,295)	38,123	73,720

Total revenues	$678,745	$788,572	$833,422

Expenses
Policyholders’ benefits	412,501	439,910	449,118
Return credited to policyholders’ account balances	264,043	277,077	269,488
Operating and acquisition expenses	76,783	77,654	68,716

Total expenses	$753,327	$794,641	$787,322

Income (loss) before federal income tax	$(74,582)	$(6,069)	$46,100
Federal income tax expense (benefit)
Current	(24,739)	6,853	17,121
Deferred	(2,105)	(22,666)	(2,474)

Total income tax expense (benefit)	(26,844)	(15,813)	14,647

NET INCOME (LOSS)	$(47,738)	$9,744	$31,453

Other comprehensive (loss) income, before tax
Net unrealized investment gains (losses):
Unrealized investment gains (losses) for the period	$(263,944)	$153,920	$100,439
Reclassification adjustment for (gains) losses included in net income	5,268	(6,001)	(81,920)
Noncredit component of other-than-temporary losses	—	—	—

Net unrealized investment gains (losses)	(269,212)	159,921	182,359

Other comprehensive (loss) income, before tax
Less: Income tax (benefit) related to:
Unrealized investment gains (losses) for the period	13,109	48,837	35,156
Reclassification adjustment for (gains) losses included in net income	(3,989)	2,100	28,672
Noncredit component of other-than-temporary losses	—	—	—

Net unrealized investment gains (losses)	9,120	50,937	63,828

Other comprehensive (loss) income	(278,332)	108,984	118,531

Comprehensive income (loss)	$(326,070)	$118,728	$149,984

See Notes to the Consolidated Financial Statements

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Consolidated Statements of Shareholder’s Equity

For the Years Ended December 31, 2018, 2017 and 2016

($ in thousands, except par value data and share amounts)

	Common Stock		Additional Paid-In Capital	Retained Earnings	Accumulated Other Other Comprehensive Income (Loss)	Total Shareholder’s Equity
	Shares	Amount
Balance, December 31, 2015	25,000	$2,500	$593,558	$(106,860)	$(154,699)	$334,499
Dividends to shareholder	—	—	—	(42,000)	—	(42,000)
Comprehensive income (loss)
Net income (loss)	—	—	—	31,453	—	31,453
Other comprehensive income (loss), net of tax	—	—	—	—	118,531	118,531

Total comprehensive income (loss)						149,984

Balance, December 31, 2016	25,000	$2,500	$593,558	$(117,407)	$(36,168)	$442,483
Dividends to shareholder	—	—	—	(70,000)	—	(70,000)
Comprehensive income (loss)
Net income (loss)	—	—	—	9,744	—	9,744
Other comprehensive income (loss), net of tax	—	—	—	—	108,984	108,984

Total comprehensive income (loss)						118,728

Balance, December 31, 2017	25,000	$2,500	$593,558	$(177,663)	$72,816	$491,211
Dividends to shareholder	—	—	—	(15,000)	—	(15,000)
Implementation of accounting standard related to the reclassification of certain tax effects	—	—	—	(9,558)	9,558	—
Comprehensive income (loss)
Net income (loss)	—	—	—	(47,738)	—	(47,738)
Other comprehensive income (loss), net of tax	—	—	—	—	(278,332)	(278,332)

Total comprehensive income (loss)						(326,070)

Balance, December 31, 2018	25,000	$2,500	$593,558	$(249,959)	$(195,958)	$150,141

See Notes to the Consolidated Financial Statements

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2018, 2017 and 2016

($ in thousands)

	2018	2017	2016
Cash flows from operating activities:
Net income (loss)	$(47,738)	$9,744	$31,453
Adjustments to reconcile net income (loss) to net cash:
Policy charges and fee income	(341,729)	(346,180)	(346,027)
Interest credited	264,043	277,077	269,488
Investment gains, net	55,978	(38,123)	(73,720)
Amortization/Accretion of bond premium, net	82,404	69,632	59,337
Amortization of VOBA	26,321	29,827	30,054
Changes in assets and liabilities:
Change in insurance related liabilities and policy-related balances	135,073	29,190	52,316
Change in fair value option and trading securities	(2,683)	(100,101)	(15,937)
Deferred income tax expense (benefit)	(2,105)	(22,666)	(2,474)
Decrease (increase) in accrued investment income	3,641	(3,357)	(1,783)
Decrease (increase) in other assets and liabilities	(47,238)	7,899	(3,961)

Net cash provided by (used in) operating activities	125,967	(87,058)	(1,254)

Cash flows from investing activities:
Fixed maturities, available for sale
Proceeds from sales and maturities	1,434,668	2,023,946	3,806,768
Purchases	(1,217,094)	(1,952,554)	(3,807,513)
Commercial mortgage loans
Proceeds from sales and paydowns	334,365	422,241	265,414
Originations and purchases	(143,414)	(5,325)	(208,580)
Net purchases and sales of common stocks	1,164	(3,052)	(5,100)
Net purchases, sales, maturities of derivatives	10,929	17,265	2,642
Net purchases, sales, maturities of other investments	(76,906)	(60,263)	63,097

Net cash provided by (used in) investing activities	343,712	442,258	116,728

Cash flows from financing activities:
Policyholders’ account deposits	453,814	790,230	763,748
Policyholders’ account withdrawals	(989,276)	(979,586)	(905,014)
Dividends paid to shareholder	(15,000)	(70,000)	(42,000)
Change in overdrafts	8,159	(20,431)	22,059

Net cash provided by (used in) financing activities	(542,303)	(279,787)	(161,207)

Net increase (decrease) in cash and cash equivalents	(72,624)	75,413	(45,733)
Cash and cash equivalents, beginning of period	78,801	3,388	49,121

Cash and cash equivalents, end of period	$6,177	$78,801	$3,388

Supplemental schedule of cash flow information:
Cash paid during the year:
Income taxes paid	$4,000	$5,000	$17,700
Interest paid	$8,282	$7,835	$7,328
Noncash activities
Interest income on vehicle note	$28,407	$26,875	$25,069
Interest expense on other long-term debt	$28,407	$26,875	$25,069
Increase in vehicle note and other long-term debt	$41,500	$36,000	$50,300
Change in modified coinsurance payable and deposit receivable	$81,892	$87,966	$50,791
Bond exchanges	$5,376	$10,959	$11,199
Mortgage loan refinance	$45,712	$11,368	$—

See Notes to the Consolidated Financial Statements

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

1.	General

Lincoln Benefit Life Company (the “Company” or “Lincoln Benefit”) is a stock insurance company domiciled in the State of Nebraska. It is a wholly owned subsidiary of LBL HoldCo II, Inc. (formerly Resolution Life, Inc.) (“HoldCo”), which in turn is a wholly owned subsidiary of LBL HoldCo, Inc. (formerly Resolution Life Holdings, Inc.). HoldCo was formed on July 2, 2013 under the General Corporation Law of the State of Delaware.

Lancaster Re Captive Insurance Company (“Lancaster Re”), a Nebraska domiciled captive insurance company, is a wholly owned subsidiary of Lincoln Benefit.

On October 2, 2017, LBL HoldCo, Inc., the indirect parent of the Company, announced that a definitive agreement had been entered into for the acquisition of LBL HoldCo, Inc. and subsidiaries (including Lincoln Benefit) by SNH Acquisition LLC (an affiliate of Global Bankers Insurance Group, LLC). On October 30, 2018, LBL HoldCo, Inc.’s parent, RL LP, provided notice to SNH Acquisition, LLC of the termination by RL LP of the agreement that had been entered into for the acquisition of LBL HoldCo, Inc. and subsidiaries (including the Company) by SNH Acquisition, LLC.

The Company is authorized to sell life insurance and retirement products in all states except New York, as well as in the District of Columbia and the U.S. Virgin Islands. Prior to July 18, 2013, the Company sold interest-sensitive, traditional and variable life insurance products through both exclusive agencies (“Allstate Sales channel”) and independent master brokerage agencies. Sales through the independent master brokerage agencies ceased effective July 17, 2013. Sales through the Allstate Sales channel ceased in 2017. The Company operates as a single segment entity, based on the manner in which we use financial information to evaluate business performance and to determine the allocation of resources.

ALIC reinsures all life insurance business written by Lincoln Benefit through the Allstate Sales channel, all immediate annuities written by Lincoln Benefit prior to April 1, 2014, and certain term life policies written by Lincoln Benefit. Lincoln Benefit’s variable annuity business also remains reinsured by ALIC under an existing reinsurance agreement between Lincoln Benefit and ALIC. The variable annuity business continues to be reinsured and administered by ALIC under an existing reinsurance administrative services agreement between Lincoln Benefit and ALIC.

Basis of Presentation

The Company’s financial statements have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). The principal accounting policies applied in the preparation of these financial statements are set out below and in Note 2.

Consolidation

The accompanying consolidated financial statements include the accounts of Lincoln Benefit and its subsidiary, Lancaster Re. All significant intercompany balances and transactions have been eliminated on consolidation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

2.	Significant Accounting Policies

Cash and cash equivalents

Cash includes cash on hand, amounts due from banks, certain money market securities, highly liquid overnight deposits, discount notes and commercial paper held in the ordinary course of business and other debt instruments with maturities of three months or less when purchased.

Investments

Fixed maturities include bonds, asset-backed securities (“ABS”) residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). Certain fixed maturities, which may be sold prior to their contractual maturity, are designated as available-for-sale (“AFS”) and are carried at fair value. The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of accumulated other comprehensive income. Cash received from calls, principal payments and make-whole payments and cash received from maturities and pay-downs are reflected as a component of proceeds from sales and maturities within the Consolidated Statement of Cash Flows.

Fair value option and trading securities are stated at estimated fair value and include investments for which the fair value option has been elected and investments that are actively purchased and sold (“Actively traded securities”). Actively traded securities principally include U.S. Treasury securities and U.S. Government authorities’ and agencies’ securities. Changes in estimated fair value of these securities are included in Realized investment gains, net on the Consolidated Statement of Operations and Comprehensive Income (Loss).

The Company recognizes other-than-temporary impairments (“OTTI”) for securities classified as AFS in accordance with Accounting Standards Codification (“ASC”) 320, Investments-Debt and Equity Securities. At least quarterly, management reviews impaired securities for OTTI. The Company considers several factors when determining if a security is OTTI, including but not limited to: its intent and ability to hold the impaired security until an anticipated recovery in value; the issuer’s ability to meet current and future principal and interest obligations for fixed maturity securities; the length and severity of the impairment; the financial condition and near term and long term prospects for the issuer. In making these evaluations, the Company exercises considerable judgment.

If the Company intends to sell or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, then the Company recognizes a charge to earnings for the full amount of the impairment (the difference between the amortized cost and fair value of the security). For fixed maturity securities that are considered OTTI and that the Company does not intend to sell and will not be required to sell, the Company separates the impairment into two components: credit loss and noncredit loss. Credit losses are charged to net realized investment losses and noncredit losses are charged to other comprehensive income. The credit loss component is the difference between the security’s amortized cost and the present value of its expected future cash flows discounted at the current effective rate. The remaining difference between the security’s fair value and the present value of its expected future cash flows is the noncredit loss. For corporate bonds, discounted cash flow analysis is based on historical and future cash flows. Cash flows include default and loss severity assumptions, where needed, based on adverse factors specific to the security, industry or geographic area in which it operates. Potential losses incurred on structured securities are based on expected loss models rather than incurred loss models. Expected cash flows include assumptions about key systematic risks (e.g., unemployment rates, housing prices) and loan-specific information (e.g., delinquency rates, loan-to-value ratios). Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Redeemable preferred stock is stated at fair value. Common stock is Federal Home Loan Bank (“FHLB”) of Chicago activity stock, which is purchased or sold based on the level of funding agreements and is also stated at cost which approximates fair value.

Commercial mortgage loans (“CMLs”) acquired at fair value are carried at amortized cost using the effective interest rate method. CMLs held by the Company are diversified by property type and geographic area throughout the U.S. CMLs are considered impaired when it is probable that the Company will not collect amounts due according to the terms of the original loan agreement. The Company assesses the impairment of loans individually for all loans in the portfolio. The Company estimates the fair value of the underlying collateral using internal valuations generally based on discounted cash flow analyses. The Company estimates an allowance for loan losses (“ALL”) representing potential credit losses embedded in the CML portfolio. The estimate is based on a consistently applied analysis of the loan portfolio and takes into consideration all available information, including industry, geographical, economic and political factors.

Policy loans represent loans the Company issues to policyholders. Policy loans are carried at unpaid principal balances. Interest income on such loans is recognized as earned using the contractually agreed upon interest rate and reflected in Net investment income in the Consolidated Statement of Operations and Comprehensive Income (Loss). Generally, interest is capitalized on the associated policy’s anniversary date.

Short-term investments include securities, certain money market securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates fair value.

Derivatives

As part of the Company’s overall risk management policy, the Company uses listed equity index options and futures and interest rate swaps to economically hedge its obligation under certain fixed indexed annuity and universal life contracts. Derivatives are carried in the Company’s Consolidated Balance Sheet either as assets within Other invested assets or as liabilities within Accrued expenses and other liabilities at estimated fair value. The Company offsets the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement. Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities. If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in Realized investment gains, net in the Consolidated Statement of Operations and Comprehensive Income (Loss). The notional amounts specified in the contracts are used to calculate contractual payments under the agreements and are generally not representative of the potential for gain or loss on these contracts.

Futures contracts are defined as commitments to buy or sell designated financial instruments based on specified prices, yields or indexes. Equity index futures contracts provide returns at specified or optional dates based upon a specified index or interest rate applied to a notional amount. The Company uses futures to hedge exposures in indexed annuity and life contracts. Daily cash settlement of variation margins is required for futures contracts and is based on the changes in daily prices. The final settlement of futures contracts is in cash.

Index option contracts provide returns at specified or optional dates based on a specified equity index applied to the option’s notional amount. The Company purchases and writes (sells) option contracts primarily to reduce market risk associated with certain annuity and life contracts. When the Company

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

purchases/sells option contracts at specific prices, it is required to pay/receive a premium to/from the counterparties. The amount of premium paid/received is based on the number of contracts purchased/sold, the specified price and the maturity date of the contract. The Company receives/pays cash equal to the premium of written/purchased options when the contract is established. Premiums paid are reported as a derivative asset and premiums received are reported as a derivative liability. If the option is exercised, the Company receives/pays cash equal to the product of the number of contracts and the specified price in the contract in exchange for the equity upon which the option is written/purchased. If the options are not exercised, then no additional cash is exchanged when the contract expires. Index option contracts are cash settled upon exercise and the gain or loss on the settlement is reported in Realized investment gains, net. If the option contract expires without being exercised, the premiums paid or received are reported as Realized investment gains, net and the corresponding asset or liability previously recorded is reversed. The change in the fair value of options contracts are reported in Realized investment gains, net, with an adjustment to a corresponding asset or liability.

The Company employs interest rate swaps to reduce interest rate risk associated with specific investments supporting certain annuity contracts. An interest rate swap is an agreement between two counterparties in which one stream of future interest payments is exchanged for another. Interest rate swaps usually involve the exchange of a fixed interest rate for a floating rate, or vice versa, to reduce or increase exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate. Swaps provide returns at the reset dates based on respective interest rates applied to the notional amount with the net difference in resulting interest payments settled between the counterparties. The change in the fair value of the swap is reported in Realized investment gains, net, with an adjustment to the corresponding asset or liability. Cash flows received/paid at the reset dates are reported in net investment income and consist of any differences in the amounts of contractual interest calculated due to the respective counterparties based on changes in interest rates. Swaps usually terminate upon expiration and the remaining book value is offset to Realized investment gains, net. If terminated through sale, the difference between consideration received or paid and the remaining book value is recorded to Realized investment gains, net.

The Company has derivatives embedded in non-derivative host contracts that are required to be separated from the host contracts and accounted for at fair value. The Company’s embedded derivatives are equity options in life and annuity product contracts, which provide equity returns to contractholders, guaranteed minimum accumulation and withdrawal benefits in variable annuity contracts. The Company has reinsurance agreements to transfer all the risk related to guarantee minimum income, accumulation and withdrawal benefits in variable annuity contracts to third party reinsurers. None of these derivatives are designated as accounting hedging instruments and all are gross liabilities reported in policyholder account balances or future policy benefits and other policyholder liabilities. The Company also has derivatives embedded in certain inverse floater bonds which are held at fair value option. The fair value option is used for valuing these securities given the complexity of bifurcating the economic components associated with the embedded derivatives.

Investment Income and Realized Gains and Losses

Investment income primarily consists of interest and is recognized on an accrual basis using the effective yield method. Interest income for RMBS and CMBS is determined considering estimated pay-downs, including prepayments, obtained from third party data sources and internal estimates. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received. For RMBS and CMBS of high credit quality with fixed interest rates, the effective yield is recalculated on a retrospective basis. For all others, the effective yield is recalculated on a prospective basis. Accrual of income is suspended for other-than-temporarily impaired fixed

10

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

maturities when the timing and amount of cash flows expected to be received is not reasonably estimable. It is the Company’s policy to cease to carry accrued interest on debt securities that are over 90 days delinquent or where collection of interest is improbable and commercial mortgage loans in default if deemed uncollectible or over 180 days past due. The Company held no investments in non-accrual status as of December 31, 2018 or December 31, 2017.

Realized investment gains and losses, net, include gains and losses on investment sales and write-downs in value due to other-than-temporary declines in fair value. Realized capital gains and losses on investment sales, including principal payments, are determined on a specific identification basis.

Recognition of Premium Revenues and Fees, and Related Policyholders’ Benefits and Interest Credited

Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Premiums from these products are recognized as revenue when due from policyholders. Surrenders on traditional life and death benefits are reflected in policyholder benefits.

Immediate annuities with life contingencies provide insurance protection over a period that extends beyond the period during which premiums are collected. Premiums from these products are recognized as revenue when received at the inception of the contract. Benefits and expenses are recognized in relation to premiums.

Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the policyholder, interest credited to the policyholder account balance and contract charges assessed against the policyholder account balance. Premiums from these contracts are reported as policyholder account balances. Fee income from policyholders consist of fees assessed against the policyholder account balance for the cost of insurance (mortality risk), contract administration and surrender of the policy prior to contractually specified dates. These charges are recognized as revenue when assessed against the policyholder account balance. Policyholder benefits include life-contingent benefit payments in excess of the policyholder account balance.

Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities, equity-indexed annuities and immediate annuities without life contingencies, are considered investment contracts. Consideration received for such contracts is reported as policyholder account balance deposits. Policy fees for investment contracts consist of fees assessed against the contractholder account balance for maintenance, administration and surrender of the contract prior to contractually specified dates and are recognized when assessed against the policyholder account balance.

Returns credited to policyholder funds represents interest accrued or paid on interest-sensitive life and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates. Crediting rates for indexed life and annuities are generally based on an equity index, such as the Standard & Poor’s (“S&P”) 500 Index.

Policy charges for variable life and variable annuity products consist of fees assessed against the policyholder account balances for contract maintenance, administration, mortality, expense and surrender of the contract prior to contractually specified dates. Policy benefits incurred for variable life and variable annuity products include guaranteed minimum death, income, withdrawal and accumulation benefits.

11

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

The Company incurs costs in connection with renewal insurance business. All acquisition-related costs, including commissions, as well as all indirect costs, are expensed as incurred and reported in Other expenses on the Consolidated Statement of Operations and Comprehensive Income (Loss) for the years ended December 31, 2018, 2017 and 2016.

Reinsurance

Reinsurance accounting is applied for ceded and assumed transactions when the risk transfer provisions of ASC 944-40, Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts, have been met. To meet risk transfer requirements, a long-duration reinsurance contract must transfer mortality or morbidity risks and subject the reinsurer to a reasonable possibility of a significant loss. Those contracts that do not meet risk transfer requirements are accounted for using deposit accounting. For short duration contracts, to meet risk transfer requirements the reinsurer must assume significant insurance risk and have a reasonable possibility of experiencing significant loss.

With respect to ceded reinsurance, the Company values reinsurance recoverables on reported claims at the time the underlying claim is recognized in accordance with contract terms. For future policy benefits, the Company estimates the amount of reinsurance recoverables based on the terms of the reinsurance contracts and historical reinsurance recovery information. The reinsurance recoverables are based on what the Company believes are reasonable estimates and the balance is reported as an asset in the Consolidated Balance Sheets. However, the ultimate amount of the reinsurance recoverable is not known until all claims are settled. Reinsurance contracts do not relieve the Company from its obligations to policyholders, and failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible.

Value of Business Acquired (“VOBA”)

For interest-sensitive life and annuity products, VOBA is amortized over the life of the policies in relation to the emergence of estimated gross profits (“EGPs”) from margins on mortality, interest, expenses, and surrenders, all of which are net of reinsurance and include actual realized gains and losses on investments. For non-interest sensitive life products, such as term life insurance, VOBA is amortized in relation to premium. VOBA is reviewed periodically for loss recognition to ensure that the unamortized balance is recoverable from future earnings from the business. The carrying amount of VOBA is adjusted for the effects of realized and unrealized gains and losses on debt securities classified as AFS.

Separate Accounts

Separate accounts assets are carried at fair value. The assets of the separate accounts are legally segregated and available only to settle separate account contract obligations. Separate accounts liabilities represent the contractholders’ claims to the related assets and are carried at an amount equal to the separate accounts assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and therefore are not included in the Company’s Consolidated Statement of Operations and Comprehensive Income (Loss). Deposits to and surrenders and withdrawals from the separate accounts are reflected in separate accounts liabilities and are not included in cash flows.

Absent any contract provision wherein the Company provides a guarantee, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives.

12

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Future Policy Benefits and Other Policyholder Liabilities

Policy liabilities are established for future policy benefits on certain annuity, life, and long-term care policies. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in-force. Changes in policy and contract claims are recorded in policyholder benefits in the Consolidated Statement of Operations and Comprehensive Income (Loss).

For ASC 944-20 Financial Services – Insurance Activities, products, benefit reserves are computed using the net level premium method for individual life, annuity and long-term care policies, and are based upon estimates as to future investment yield, mortality and lapse that include provisions for adverse deviation that were prevalent at the time the reserve was initially established. Mortality, morbidity and lapse assumptions for all policies are based on the Company’s own experience and industry standards.

Liabilities for outstanding claims and claims adjustment expenses are estimates of payments to be made on life and health insurance contracts for reported claims and claims adjustment expenses. A liability is also held for claims adjustment expenses incurred but not reported as of the balance sheet date. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all claims incurred but not paid. These estimates are continually reviewed and adjusted as necessary. Such adjustments are reflected in current operations.

Future policy benefit reserves for fixed indexed life and annuity policies with returns linked to the performance of a specified market index are equal to the excess of the sum of the fair value of the embedded derivatives and the host (or guaranteed) component over the policyholder account balance. The change in the fair value of the embedded derivative is linked to the performance of the equity option. The host value is established as of the date of acquisition and is equal to the account value, plus the value of the unexpired options at the date of acquisition, less the embedded derivative, and accreted over the policy’s life at a constant rate of interest.

The Company holds additional liabilities for its no lapse guarantees (associated with universal life) and guaranteed minimum withdrawal benefits (associated with fixed indexed annuities). These are accounted for in accordance with ASC 944-20. Additional liabilities for no lapse guarantees on universal life products are calculated based on the application of a benefit ratio (the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract). The level and direction of the change in reserves will vary over time based on the emergence of actual experience and revisions to future assumptions.

Policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that policy liabilities and accruals will be sufficient to meet future obligations of policies in-force. The amount of liabilities and accruals, however, could be revised if the estimates discussed above are revised.

Policyholders’ Account Balances

Policyholders’ account balances represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life insurance and fixed annuities. Policyholders’ account balances primarily comprise cumulative deposits received and interest credited to the contractholder less cumulative contract benefits, surrenders, withdrawals and contract charges for mortality or administrative expenses.

The Company holds additional liabilities for guaranteed minimum income benefits (“GMIB”) associated with variable annuities, which are accounted for in accordance with ASC 944-20. The reserves for certain living benefit features, including guaranteed minimum accumulation benefits (“GMAB”) and guaranteed

13

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

minimum withdrawal benefits (“GMWB”) are accounted for as embedded derivatives, with fair values calculated as the present value of expected future benefit payments to contractholders less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. The Company’s GMIB, GMAB and GMWB reserves related to variable annuity business are ceded to external reinsurers. For additional information regarding the valuation of these optional living benefit features, see Note 10.

Income Taxes

Income taxes are provided for using the asset and liability method under which deferred tax assets and liabilities are recognized for temporary differences between the financial statement and income tax bases of assets and liabilities. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The realizability of deferred tax assets is assessed at each reporting date and a deferred tax asset valuation allowance is established when realization of such assets is not likely (less than 50% likelihood). Tax positions are assessed under a two-step approach, which requires the assessment of recognition and measurement. If necessary, a liability is established to reflect the expected settlement of uncertain tax positions. The Company reports interest expense related to income tax matters and tax penalties in other operating expenses in the Consolidated Statement of Operations and Comprehensive Income (Loss).

Other Long-Term Debt

Effective April 1, 2014, and with Nebraska Department of Insurance (the “NE DOI” or the “Department of Insurance”) approval, Lancaster Re issued a variable funding Surplus Note (the “Surplus Note”) to its affiliate, Lanis, LLC. for $513.0 million and acquired from Lanis a Vehicle Note (the “Vehicle Note”) for $513.0 million. The Vehicle Note is held to support a portion of Lancaster Re’s reinsurance obligations and has been authorized as an acceptable form of reinsurance collateral pursuant to Nebraska Rev. Stat. §44-8216(8)(c)(i) which allows a special purpose financial captive insurer to establish any method of security that the Department of Insurance deems acceptable. The scheduled maturity date of the Vehicle Note is April 1, 2034, and the scheduled maturity date of the Surplus Note is April 1, 2039, although each may be cancelled earlier or extended under certain conditions. The Surplus Note does not repay principal prior to maturity and principal payment at maturity is subject to the prior approval of the Department of Insurance. With pre-approval, the Surplus Note is increased each quarter with a corresponding increase in the Vehicle Note. With Department of Insurance pre-approval, interest on the Surplus Note for the prior quarter is paid on the first day of each subsequent quarter at a rate consistent with the rate received on the Vehicle Note of 4%. The Surplus Note and Vehicle Note increased by $41.5 million, $36.0 million, and $50.3 million in the years ended December 31, 2018, 2017 and 2016, respectively. Interest expense of $28.4 million, $26.9 million, and $25.1 million was recognized for the years ended December 31, 2018, 2017 and 2016, respectively. The Surplus Note is unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of Lancaster Re.

Other Assets and Accrued Expenses and Other Liabilities

Other assets consist primarily of premiums due, intangible assets, the Vehicle Note and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

14

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Reclassifications

Certain prior year amounts have been reclassified to conform with the current year financial statement presentation.

Adoption of New Accounting Pronouncements

The Company considers the applicability and impact of all Accounting Standards Updates (“ASU”). ASU listed below represent those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of the date of this filing. ASU not listed below were assessed and determined to be either not applicable or not material.

In August 2018, the Financial Accounting Standards Board (“FASB”) issued new guidance related to fair value measurement (ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement). The amendments are effective for fiscal years beginning after December 15, 2019 and interim periods within those fiscal years. The amendments remove certain disclosures, i.e., the amounts and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for timing of transfers between levels and the valuation processes for Level 3 fair value measurements. The amendments clarify that the measurement uncertainty disclosure is to communicate information about the uncertainty in measurement as of the reporting date. Changes also were made to ensure that the appropriate exercise of discretion by entities is employed when considering fair value measurement disclosures and that the decision can be based on materiality. The Company is continuing to evaluate the overall impact of the new guidance on its consolidated financial statements.

In August 2018, the FASB issued new guidance on accounting for long-duration insurance contracts (ASU 2018-12, Financial Services – Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts). The amendments are effective for fiscal years beginning after December 15, 2020 and interim periods within those fiscal years. The amendments require updates to the discount rates used in the accounting for long-duration insurance contracts, require market risk benefits to be accounted for at fair value, simplify the amortization of deferred acquisition costs and require extensive disclosures for future policy benefits reserves, policyholder account balances and deferred acquisition costs. The Company is continuing to evaluate the overall impact of the new guidance on its consolidated financial statements.

In February 2018, the FASB issued new guidance on reporting comprehensive income (ASU 2018-02, Income Statement – Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from AOCI.) The new guidance is effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years and should be applied either in the period of adoption or retrospectively to each period (or periods) in which the effect of the change in the U.S. federal corporate income tax rate or law in the Tax Cuts and Jobs Act of 2017 (“U.S. Tax Reform”) is recognized. Current GAAP guidance requires that the effect of a change in tax laws or rates on deferred tax liabilities or assets to be included in income from continuing operations in the reporting period that includes the enactment date, even if the related income tax effects were originally charged or credited directly to AOCI. The new guidance allows a reclassification of AOCI to retained earnings for stranded tax effects resulting from U.S. Tax Reform. The Company reclassified approximately $9.6 million of stranded tax effects resulting from U.S. Tax Reform from AOCI to retained earnings as of January 1, 2018.

In March 2017, the FASB issued new guidance on premium amortization of purchased callable debt securities (ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20)). The new guidance is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. The ASU shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be

15

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

amortized to the earliest call date. However, the new guidance does not require an accounting change for securities held at a discount whose discount continues to be amortized to maturity. The adoption of this guidance is not expected to have a material impact on the Company’s consolidated financial statements.

In August 2016, the FASB issued new guidance on classification of certain cash receipts and cash payments (ASU 2016-15, Statement of Cash Flows (Topic 230)). The new guidance addresses eight specific cash flow issues with the objective of reducing the existing diversity in the current presentation. The adoption of this guidance as of January 1, 2018 did not have a material impact on the Company’s consolidated statement of cash flows.

In June 2016, the FASB issued new guidance for recording credit losses (ASU 2016-13, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments). The new guidance is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Current GAAP requires an “incurred loss” methodology for recognizing credit losses that delays recognition until it is probable a loss has been incurred. The amendments replace the incurred loss impairment methodology with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information. The revisions affect loans, debt securities, reinsurance receivables, and any other financial assets not excluded from the scope that have the contractual right to receive cash. Credit losses on available-for-sale fixed maturities carried at fair value will continue to be measured as other-than-temporary impairments when incurred, however, the losses will be recognized through an allowance and no longer as an adjustment to cost basis. The new guidance will also require purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance to be recorded based on the contractual amounts due and an initial allowance recorded at the date of purchase. Improvements in expected future cash flows after an impairment will no longer be reflected as a prospective yield adjustment through net investment income, but rather a reversal of the previous impairment and recognized through realized investment gains and losses. The guidance also requires enhanced disclosures. The Company has assessed the asset classes impacted by the new guidance and is currently assessing the accounting and reporting system changes that will be required to comply with the new guidance. The Company believes that the most significant impact upon adoption will be to its commercial mortgage loan investments. The Company is continuing to evaluate the overall impact of the new guidance on its consolidated financial statements.

In February 2016, the FASB issued a new leasing standard (ASU 2016-02, Leases (Topic 842)). The leasing standard will be effective for calendar year-end public companies beginning after December 15, 2018, including interim periods within those fiscal years, and requires a modified retrospective transition approach. Early adoption is permitted. The new guidance requires a lessee to recognize assets and liabilities for leases with lease terms of more than 12 months. Leases would be classified as finance or operating leases and both types of leases will be recognized on the balance sheet. Lessor accounting will remain largely unchanged from current guidance except for certain targeted changes. The new guidance will also require new qualitative and quantitative disclosures. The primary impact the adoption of this guidance will have on the Company’s consolidated financial statements is recognition of a lease asset and lease liability within the consolidated balance sheet. Based on the Company’s existing lease agreement at December 31, 2018, the Company would recognize a lease asset and lease liability of approximately $1.3 million.

In January 2016, the FASB issued new guidance on the recognition and measurement of financial instruments (ASU 2016-01, Financial Instruments – Overall (Subtopic 825-10); Recognition and Measurement of Financial Assets and Financial Liabilities). The guidance changed the accounting guidance related to (i) the classification and measurement of certain equity investments, and (ii) certain disclosures associated with the fair value of financial instruments. The adoption of this guidance as of January 1, 2018 did not have a material impact to the Company’s consolidated financial statements or related disclosure.

16

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

In May 2014, the FASB issued a comprehensive new revenue recognition standard (ASU 2014-09, Revenue from Contracts with Customers (Topic 606)). The guidance superseded nearly all existing revenue recognition guidance under GAAP; however, it did not impact the accounting for insurance contracts, leases, financial instruments and guarantees. The adoption of this guidance as of January 1, 2018 did not have a material impact to the Company’s consolidated statements or related disclosure.

3.	Investments

The amortized cost, gross unrealized gains and losses and fair value for fixed maturities as of December 31, 2018 and 2017 were as follows:

December 31, 2018		Gross	Gross
($ in thousands)	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
Fixed maturities, available for sale
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies	$305,336	$5,423	$(8,833)	$301,926
Obligations of U.S. States and Political Subdivisions	747,872	21,407	(6,814)	762,465
Foreign government	22,476	8	(2,507)	19,977
All other corporate securities	5,830,098	22,671	(328,363)	5,524,406
ABS	404,935	422	(13,312)	392,045
CMBS	307,430	1,494	(7,957)	300,967
RMBS	83,965	4,289	(566)	87,688
Redeemable preferred stock	14,800	—	—	14,800

Total fixed maturities, available for sale	$7,716,912	$55,714	$(368,352)	$7,404,274

December 31, 2017		Gross	Gross
($ in thousands)	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
Fixed maturities, available for sale
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies	$416,639	$5,322	$(12,366)	$409,595
Obligations of U.S. States and Political Subdivisions	741,343	37,908	(2,720)	776,531
Foreign government	24,242	234	(1,685)	22,791
All other corporate securities	6,169,204	258,440	(37,898)	6,389,746
ABS	478,329	5,289	(3,395)	480,223
CMBS	189,596	1,377	(3,148)	187,825
RMBS	127,439	6,520	(509)	133,450
Redeemable preferred stock	14,800	—	—	14,800

Total fixed maturities, available for sale	$8,161,592	$315,090	$(61,721)	$8,414,961

17

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Scheduled Maturities

The scheduled maturities for fixed maturities, available for sale, were as follows as of December 31, 2018:

($ in thousands)	Amortized Cost	Fair Value
Due in one year or less	$198,865	$198,415
Due after one year through five years	782,318	783,443
Due after five years through ten years	801,362	783,970
Due after ten years	4,927,645	4,651,395

Total before asset and mortgage-backed securities	$6,710,190	$6,417,223
Asset and mortgage-backed securities	1,006,722	987,051

Total fixed maturities	$7,716,912	$7,404,274

Actual maturities may differ from those scheduled as a result of calls and make-whole payments by the issuers. Asset and mortgage-backed securities are shown separately because of the potential for prepayment of principal prior to contractual maturity dates.

18

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Commercial Mortgage Loans

The Company diversifies its commercial mortgage loan portfolio by geographical region to reduce concentration risk. The Company’s commercial mortgage loan portfolio by geographical region was as follows as of December 31, 2018 and 2017:

($ in thousands)	December 31, 2018	December 31, 2017
Alabama	$815	$1,056
Arizona	36,110	20,009
California	145,023	173,101
Colorado	61,191	57,293
Florida	54,630	103,869
Georgia	20,144	63,526
Hawaii	3,895	5,020
Illinois	86,832	87,957
Iowa	538	791
Kansas	9,200	9,200
Kentucky	—	6,538
Maryland	—	19,851
Massachusetts	29,836	53,605
Minnesota	23,612	116,923
Nevada	80,396	80,768
New Jersey	20,773	34,101
New York	48,375	50,691
North Carolina	33,447	34,022
Ohio	12,322	12,526
Pennsylvania	50,351	1,007
South Carolina	24,766	1,310
Texas	109,735	100,066
Utah	—	7,823
Virginia	248	975
Washington	—	77
Wisconsin	834	1,082
General allowance for loan loss	—	—

Total commercial mortgage loans	$853,073	$1,043,187

19

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Credit Quality of Commercial Mortgage Loans

The credit quality of commercial mortgage loans held-for-investment was as follows at December 31, 2018 and 2017:

December 31, 2018	Recorded Investment
	Debt Service Coverage Ratios
($ in thousands)	> 1.20x	1.00x - 1.20x	< 1.00x	Total	% of Total	Estimated Fair Value	% of Total
Loan-to-value ratios:
Less than 65%	$628,279	$88,404	$37,446	$754,129	88.4%	$752,667	88.3%
65% to 75%	50,000	48,944	—	98,944	11.6%	99,367	11.7%
76% to 80%	—	—	—	—	0.0%	—	0.0%
Greater than 80%	—	—	—	—	0.0%	—	0.0%

Total	$678,279	$137,348	$37,446	$853,073	100.0%	$852,034	100.0%

December 31, 2017	Recorded Investment
	Debt Service Coverage Ratios
($ in thousands)	> 1.20x	1.00x - 1.20x	< 1.00x	Total	% of Total	Estimated Fair Value	% of Total
Loan-to-value ratios:
Less than 65%	$731,577	$48,895	$—	$780,472	74.8%	$782,640	74.9%
65% to 75%	222,771	39,944	—	262,715	25.2%	261,891	25.1%
76% to 80%	—	—	—	—	0.0%	—	0.0%
Greater than 80%	—	—	—	—	0.0%	—	0.0%

Total	$954,348	$88,839	$—	$1,043,187	100.0%	$1,044,531	100.0%

As of December 31, 2018 and 2017, the Company had no allowance for credit losses for commercial mortgage loans. As of December 31, 2018, $853.1 million of commercial mortgage and other loans were in current status with no commercial mortgage or other loans classified as past due. As of December 31, 2017, $1,043.2 million of commercial mortgage loans were in current status with no commercial mortgage or other loans classified as past due. The Company defines current in its aging of past due commercial mortgage and other loans as less than 30 days past due.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. During 2018 and 2017, the Company did not record any impairments related to commercial mortgage loans.

The Company’s commercial mortgages may occasionally be involved in a troubled debt restructuring. As of December 31, 2018 and 2017, the Company had no commitments to fund to borrowers that have been involved in a troubled debt restructuring. As of December 31, 2018 and 2017, the Company had no new troubled debt restructurings related to commercial mortgages and no payment defaults on commercial mortgages.

20

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Other Invested Assets

Other invested assets were as follows as of December 31, 2018 and 2017:

	December 31, 2018	December 31, 2017
($ in thousands)
Low income housing tax credit properties	$—	$138
Derivatives	2,976	21,045

	$2,976	$21,183

Net Investment Income

Net investment income for the years ended December 31, 2018, 2017 and 2016 was as follows:

	2018	2017	2016
($ in thousands)
Fixed maturities, available for sale	$332,082	$345,299	$330,253
Fixed maturties, trading	5,963	3,424	—
Fixed maturities, fair value option	234	331	454
Common stock	314	224	—
Commercial mortgage loans	43,781	56,510	69,360
Cash, cash equivalents and short-term investments	4,262	1,718	1,007
Other investments	8,703	8,421	8,845

Gross investment income	$395,339	$415,927	$409,919
Investment expenses	14,527	14,814	12,836

Net investment income	$380,812	$401,113	$397,083

Realized Investment Gains and Losses

Realized investment gains and losses for the years ended December 31, 2018, 2017 and 2016 were as follows:

	2018	2017	2016
($ in thousands)
Realized investment gains, net
Fixed maturities, available for sale	$(45,240)	$11,434	$66,560
Fixed maturities, trading	(1,864)	1,081	—
Fixed maturties, fair value option	(247)	405	(733)
Commercial mortgage loans	1,201	5,935	4,037
Derivatives	(7,136)	19,360	3,856
Other invested assets	(9)	(92)	—

Net realized gains (losses)	$(53,295)	$38,123	$73,720

There were $4.8 million in other-than-temporary impairment losses recorded in the year ended December 31, 2018. These securities were impaired to fair value as of the impairment date and were considered credit impairments. There were $4.4 million in other-than-temporary impairment losses recorded in the year ended December 31, 2017. There were no other-than-temporary impairment losses recorded in the year ended December 31, 2016.

21

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Proceeds from sales of fixed maturities and gross realized investment gains and losses for the years ended December 31, 2018, 2017 and 2016 were as follows:

	2018	2017	2016
($ in thousands)
Fixed maturities, available-for-sale
Proceeds from sales	$919,347	$1,496,242	$3,027,998
Gross investment gains from sales	4,682	29,271	109,282
Gross investment losses from sales	(42,996)	(11,893)	(35,136)

Proceeds from sales excludes non-taxable exchanges of $5.4 million, $11.0 million, and $11.1 million for the years ended December 31, 2018, 2017 and 2016, respectively.

Unrealized Investment Gains and Losses

The gross unrealized losses and fair value of fixed maturities, available for sale, by the length of time that individual securities have been in a continuous unrealized loss position were as follows as of December 31, 2018 and 2017:

December 31, 2018	Less than 12 months		Greater than 12 months
($ in thousands)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies	$40,085	$(1,337)	$139,944	$(7,496)	$180,029	$(8,833)
Obligations of U.S. States and Political Subdivisions	113,634	(1,932)	75,444	(4,882)	189,078	(6,814)
Foreign government	8,894	(2)	10,573	(2,505)	19,467	(2,507)
All other corporate securities	3,626,045	(222,408)	805,107	(105,955)	4,431,152	(328,363)
ABS	237,153	(4,935)	107,437	(8,377)	344,590	(13,312)
CMBS	110,483	(2,936)	86,765	(5,021)	197,248	(7,957)
RMBS	10,028	(85)	13,793	(481)	23,821	(566)

Total fixed maturities	$4,146,322	$(233,635)	$1,239,063	$(134,717)	$5,385,385	$(368,352)

22

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

December 31, 2017	Less than 12 months		Greater than 12 months
($ in thousands)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies	$215,767	$(3,499)	$107,344	$(8,867)	$323,111	$(12,366)
Obligations of U.S. States and Political Subdivisions	38,171	(825)	45,877	(1,895)	84,048	(2,720)
Foreign government	296	(4)	11,098	(1,681)	11,394	(1,685)
All other corporate securities	740,795	(6,841)	489,367	(31,057)	1,230,162	(37,898)
ABS	77,050	(689)	99,327	(2,706)	176,377	(3,395)
CMBS	72,725	(593)	36,540	(2,555)	109,265	(3,148)
RMBS	6,908	(118)	21,835	(391)	28,743	(509)

Total fixed maturities	$1,151,712	$(12,569)	$811,388	$(49,152)	$1,963,100	$(61,721)

Portfolio Monitoring

The Company has a comprehensive portfolio monitoring process to identify and evaluate each fixed maturity security whose carrying value may be other-than-temporarily impaired.

For each fixed maturity security in an unrealized loss position, the Company assesses whether management with the appropriate authority has made the decision to sell or whether it is more likely than not the Company will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security’s decline in fair value is considered other than temporary and is recorded in earnings.

If the Company has not made the decision to sell the fixed maturity security and it is not more likely than not the Company will be required to sell the fixed maturity security before recovery of its amortized cost basis, the Company evaluates whether it expects to receive cash flows sufficient to recover the entire amortized cost basis of the security. The Company calculates the estimated recovery value by discounting the best estimate of future cash flows at the security’s original or current effective rate, as appropriate, and compares this to the amortized cost of the security. If the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the fixed maturity security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss related to other factors recognized in other comprehensive income.

The Company’s portfolio monitoring process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost is below established thresholds. The process also includes the monitoring of other impairment indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which the Company may have a concern, are evaluated for potential other-than-temporary impairment using all reasonably available information relevant to the collectability or recovery of the security. Inherent in the Company’s evaluation of other-than-temporary impairment for these fixed maturity securities are assumptions and estimates about the financial condition and future earnings potential of the issue or issuer. Some of the factors that may be considered in evaluating whether a decline in fair value is other than temporary are: 1) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; 2) the specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity; and 3) the length of time and extent to which the fair value has been less than amortized cost.

23

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Net Unrealized Investment Gains and Losses in AOCI

The changes in unrealized gains and losses in accumulated other comprehensive income (loss) (“AOCI”) were as follows for the years ended December 31, 2018, 2017 and 2016:

($ in thousands)	Net Unrealized Gain (Losses) on Investments	VOBA	Future Policy Benefits and Policyholders’ Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2015	$(327,781)	$36,774	$52,906	$83,402	$(154,699)
Net investment gains and losses on investments arising during the period	160,311	—	—	(56,111)	104,200
Reclassification adjustment for gains and losses included in net income	(81,920)	—	—	28,672	(53,248)
Impact of net unrealized investment gains and losses on VOBA	—	(30,948)	—	10,832	(20,116)
Impact of net unrealized investment gains and losses on future policy benefits and policyholders’ account balances	—	—	(28,924)	10,123	(18,801)

Balance, December 31, 2016	$(85,550)	$5,826	$23,982	$19,574	$(36,168)
Net investment gains and losses on investments arising during the period	332,918	—	—	(111,486)	221,432
Reclassification adjustment for gains and losses included in net income	(6,001)	—	—	2,100	(3,901)
Impact of net unrealized investment gains and losses on VOBA	—	(21,843)	—	7,645	(14,198)
Impact of net unrealized investment gains and losses on future policy benefits and policyholders’ account balances	—	—	(157,156)	55,005	(102,151)

Balance, December 31, 2017	$253,369	$(16,017)	$(133,174)	$(31,362)	$72,816
Net investment gains and losses on investments arising during the period	(560,739)	—	—	117,756	(442,983)
Reclassification adjustment for gains and losses included in net income	5,268	—	—	(1,106)	4,162
Establishement of valuation allowance related to deferred income tax assets	—	—	—	(65,654)	(65,654)
Impact of net unrealized investment gains and losses on VOBA	—	45,560	—	(9,568)	35,992
Impact of net unrealized investment gains and losses on future policy benefits and policyholders’ account balances	—	—	251,235	(52,760)	198,475
Implementation of accounting standard related to the reclassification of certain tax effects	—	—	—	9,558	9,558

Balance, December 31, 2018	$(312,638)	$29,543	$118,061	$(30,924)	$(195,958)

24

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

4.	Derivative Financial Instruments

See Note 2 for a description of the Company’s accounting policies for derivatives and Note 5 for information about the fair value hierarchy for derivatives.

The notional and fair value positions of derivative financial instruments as of December 31, 2018 and 2017 were as follows:

	December 31, 2018				December 31, 2017
	Notional		Gross Fair Value		Notional		Gross Fair Value
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
($ in thousands)
Assets
Equity Options	$338,470	$324,047	$5,099	$(1,584)	$237,250	$234,375	$39,397	$(18,352)
Futures	—	9,934	—	(539)	—	—	—	—
Liabilities
Policyholders account balances
Derivatives embedded in life and annuity contracts
Equity-indexed annuity contracts (2)	$—	$924,733	$—	$(44,947)	$—	$1,095,253	$—	$(57,531)
Equity-indexed life contracts	—	588,299	—	(8,624)	—	531,800	—	(29,911)
Guaranteed accumulation benefits (1)	—	40,469	—	(5,203)	—	53,517	—	(4,557)
Guaranteed withdrawal benefits (1)	—	8,070	—	(113)	—	9,939	—	(113)

(1)	These amounts are fully ceded in accordance with the Company’s reinsurance agreements. The corresponding receivables have been excluded from the table above.
(2)	Notional amount represents account value of equity indexed contracts

The standardized ISDA Master Agreement under which the Company’s derivative transactions are executed include provisions for payment netting. In the normal course of business activities, if there is more than one derivative transaction with a single counterparty, the Company will set-off the cash flows of those derivatives into a single amount to be exchanged in settlement of the resulting net payable or receivable with that counterparty. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related Credit Support Annex (“CSA”) have been executed. At December 31, 2018 and 2017, the Company held $1.0 million and $0.3 million in cash and securities collateral pledged to trade counterparties, respectively. This cash collateral is reported in Cash on the Consolidated Balance Sheets.

25

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

The amount and location of gains (losses) recognized in income, net of reinsurance, for derivatives that were not designated or qualifying as hedging instruments for the years ended December 31, 2018, 2017 and 2016 were as follows:

	2018		2017		2016
	Realized Investment Gains (Losses)	Policyholder Benefits	Realized Investment Gains (Losses)	Policyholder Benefits	Realized Investment Gains (Losses)	Policyholder Benefits
($ in thousands)
Assets
Equity options	$(7,123)	$—	$17,969	$—	$2,472	$—
Futures	(13)	—	1,391	—	884	—
Interest rate swaps	—	—	—	—	500	—
Liabilities
Policyholders’ account balances
Equity-indexed annuity contracts	$—	$12,584	$—	$(1,660)	$—	$8,267
Equity-indexed life contracts	—	194	—	(168)	—	(121)

5.	Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets and liabilities recorded on the Consolidated Balance Sheets at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

Level 1	Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

Level 2	Assets and liabilities whose values are based on the following:

(a)   Quoted prices for similar assets or liabilities in active markets;

(b)   Quoted prices for identical or similar assets or liabilities in markets that are not active; or

(c)   Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

Level 3	Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Company’s estimates of the assumptions that market participants would use in valuing the assets and liabilities.

26

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments.

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance that assets and liabilities are appropriately valued through the execution of various processes and controls designed to ensure the overall reasonableness and consistent application of valuation methodologies, including inputs and assumptions, and compliance with accounting standards. For fair values received from third parties or internally estimated, the Company’s processes and controls are designed to ensure that the valuation methodologies are appropriate and consistently applied, the inputs and assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are accurately recorded. For example, on a continuing basis, the Company assesses the reasonableness of individual fair values that have stale security prices or that exceed certain thresholds as compared to previous fair values received from valuation service providers or brokers or derived from internal models. The Company performs procedures to understand and assess the methodologies, processes and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third party valuation sources for selected securities. The Company performs ongoing price validation procedures such as back-testing of actual sales, which corroborate the various inputs used in internal models to market observable data. When fair value determinations are expected to be more variable, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

27

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

There are no assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2018 or 2017. The Company’s assets and liabilities measured at fair value on a recurring basis as of December 31, 2018 and 2017 were as follows:

December 31, 2018

Description for Each Class of Asset or Liability

	Level 1	Level 2	Level 3	Total
($ in thousands)
Assets at fair value
Fixed maturities, available for sale
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies	$94,902	$206,690	$334	$301,926
Obligations of U.S. States and Political Subdivisions	—	762,465	—	762,465
Foreign government	—	19,977	—	19,977
All other corporate securities	—	5,511,797	12,609	5,524,406
ABS	—	391,260	785	392,045
CMBS	—	300,967	—	300,967
RMBS	—	87,688	—	87,688
Redeemable preferred stock	—	14,800	—	14,800
Fixed maturities, trading	—	197,651	—	197,651
Fixed maturities, fair value option	—	10,028	—	10,028
Common stock	—	—	6,988	6,988
Short-term investments	269,016	—	—	269,016
Other invested assets
Equity options	3,515	—	—	3,515
Futures	(539)	—	—	(539)
Separate accounts assets	1,266,912	—	—	1,266,912

Total assets at fair value	$1,633,806	$7,503,323	$20,716	$9,157,845

Liabilities at fair value
Policyholders’ account balances
Equity indexed annuity contracts	$—	$—	$(44,947)	$(44,947)
Equity indexed life contracts	—	(8,624)	—	(8,624)
Guaranteed minimum accumulation benefits	—	—	(5,203)	(5,203)
Guaranteed minimum withdrawal benefits	—	—	(113)	(113)
Separate accounts liabilities	(1,266,912)	—	—	(1,266,912)

Total liabilities at fair value	$(1,266,912)	$(8,624)	$(50,263)	$(1,325,799)

28

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

December 31, 2017

Description for Each Class of Asset or Liability

	Level 1	Level 2	Level 3	Total
($ in thousands)
Assets at fair value
Fixed maturities, available for sale
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies	$156,959	$247,739	$4,897	$409,595
Obligations of U.S. States and Political Subdivisions	—	776,531	—	776,531
Foreign government	—	22,791	—	22,791
All other corporate securities	—	6,371,395	18,351	6,389,746
ABS	—	462,290	17,933	480,223
CMBS	—	187,825	—	187,825
RMBS	—	133,450	—	133,450
Redeemable preferred stock	—	14,800	—	14,800
Fixed maturities, trading		97,819		97,819
Fixed maturities, fair value option	—	12,095	—	12,095
Common stock	—	—	8,152	8,152
Short-term investments	190,376	—	—	190,376
Other invested assets
Equity options	21,045	—	—	21,045
Separate accounts assets	1,460,380	—	—	1,460,380

Total assets at fair value	$1,828,760	$8,326,735	$49,333	$10,204,828

Liabilities at fair value
Policyholders’ account balances
Equity indexed annuity contracts	$—	$—	$(57,531)	$(57,531)
Equity indexed life contracts	—	(29,911)	—	(29,911)
Guaranteed minimum accumulation benefits	—	—	(4,557)	(4,557)
Guaranteed minimum withdrawal benefits	—	—	(113)	(113)
Separate accounts liabilities	(1,460,380)	—	—	(1,460,380)

Total liabilities at fair value	$(1,460,380)	$(29,911)	$(62,201)	$(1,552,492)

Summary of significant valuation techniques for assets and liabilities measured at fair value on a recurring basis

Fixed Maturities, Fair Value Option and Trading Securities

The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above,

29

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. U.S. Treasury securities are included within Level 1 due to the market activity. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The fair value of private fixed maturities and redeemable preferred stock, which are comprised of investments in private placement securities, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including observed prices and spreads for similar publicly traded or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made. No private placement securities were classified as Level 3 as of December 31, 2018 or 2017.

Common Stock

The Company’s investment in common stock is not practicable to measure at fair value due to the redemption provisions. Therefore, carrying value approximates fair value.

Short-term Investments

Short-term investments are primarily money market securities valued using unadjusted quoted prices in active markets that are accessible for identical assets and classified as Level 1.

Other Invested Assets

The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives.

30

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Separate Account Assets and Liabilities

Separate account assets and liabilities consist principally of investments in mutual fund shares. The fair values are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy.

Policyholders’ Account Balances

The liabilities for guarantees primarily associated with the optional living benefit features of certain variable annuity contracts and equity indexed annuity contracts are calculated as the present value of future expected benefit payments to contractholders less the present value of assessed rider fees attributable to the optional living benefit feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

The liabilities for guarantees primarily associated with the optional living benefit features of certain equity indexed life contracts are calculated based on the fair value of the underlying hedging instrument for these contracts.

Level 3 Fair Value Measurements

Quantitative information about the significant unobservable inputs used in Level 3 fair value measurements was as follows as of December 31, 2018 and 2017:

December 31, 2018

($ in thousands)	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average
Equity indexed annuity contracts	$(44,947)	Option Pricing Technique	Projected Option Cost	1.40% - 1.63%	1.48%

December 31, 2017

($ in thousands)	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average
Equity indexed annuity contracts	$(57,531)	Option Pricing Technique	Projected Option Cost	1.40% - 1.64%	1.42%

31

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Excluded from the table above at December 31, 2018 and 2017 are approximately $20.7 million and $49.3 million, respectively, Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not reasonably available. These investments primarily consist of certain public debt securities with limited trading activity, including asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company’s reporting significantly higher or lower fair value measurements for these Level 3 investments.

The table above also excludes underlying quantitative inputs related to liabilities held for the Company’s guaranteed minimum accumulation benefits and guaranteed withdrawal benefits. These liabilities are not developed by the Company as they are 100% ceded to external reinsurers. The development of these liabilities generally involve actuarially determined models and could result in the Company reporting significantly higher or lower fair value measurements for these Level 3 investments.

The rollforward of Level 3 assets and liabilities held at fair value on a recurring basis for the years ended December 31, 2018, 2017 and 2016 was as follows:

($ in thousands)	Balance, January 1, 2018	Net income (loss)	OCI	Transfers to Level 3	Transfers out of Level 3	Purchases	Sales	Issues	Settlements	Balance, December 31, 2018
Assets
Fixed income maturities
U.S Treasury Securities and Obligations of U.S. Government Authority and Agencies, available for sale	$4,897	$(1,297)	$211	$—	$(3,477)	$—	$—	$—	$—	$334
All other corporate securities	18,351	(27)	(26)	—	(965)	—	(2,077)	—	(2,647)	12,609
ABS	17,933	81	(632)	1,931	(16,157)	—	—	—	(2,371)	785
Common stock	8,152	—	—	—	—	110	(1,274)	—	—	6,988
Liabilities
Equity indexed annuity contracts	(57,531)	12,584	—	—	—	—	—	—	—	(44,947)
Guaranteed minimum accumulation benefits and guaranteed minimum withdrawal benefits (1)	(4,670)	(646)	—	—	—	—	—	—	—	(5,316)

32

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

($ in thousands)	Balance, January 1, 2017	Net income (loss)	OCI	Transfers to Level 3	Transfers out of Level 3	Purchases	Sales	Issues	Settlements	Balance, December 31, 2017
Assets
Fixed income maturities
U.S Treasury Securities and Obligations of U.S. Government Authority and Agencies, available for sale	$6,573	$(1,308)	$(368)	$—	$—	$—	$—	$—	$—	$4,897
All other corporate securities	19,351	(8)	121	—	—	—	—	—	(1,113)	18,351
ABS	26,135	1,509	873	—	(8,828)	16,817	—	—	(18,573)	17,933
Common stock	5,100	—	—	—	—	3,052	—	—	—	8,152
Liabilities
Equity indexed annuity contracts	(55,871)	(1,660)	—	—	—	—	—	—	—	(57,531)
Guaranteed minimum accumulation benefits and guaranteed minimum withdrawal benefits (1)	(6,835)	2,165	—	—	—	—	—	—	—	(4,670)

($ in thousands)	Balance, January 1, 2016	Net income (loss)	OCI	Transfers to Level 3	Transfers out of Level 3	Purchases	Sales	Issues	Settlements	Balance, December 31, 2016
Assets
Fixed income maturities
U.S Treasury Securities and Obligations of U.S. Government Authority and Agencies, available for sale	$—	$(491)	$187	$—	$—	$6,877	$—	$—	$—	$6,573
All other corporate securities	11,520	(123)	(246)	15,370	(4,483)	—	(955)	—	(1,732)	19,351
ABS	14,260	(53)	347	3,093	—	11,165	—	—	(2,677)	26,135
Common stock	—	—	—	—	—	5,100	—	—	—	5,100
Liabilities
Equity indexed annuity contracts	(64,138)	8,267	—	—	—	—	—	—	—	(55,871)
Guaranteed minimum accumulation benefits and guaranteed minimum withdrawal benefits (1)	(7,814)	979	—	—	—	—	—	—	—	(6,835)

(1)	These amounts are 100% ceded in accordance with the Company’s reinsurance agreements.

Transfers into Level 3 are generally the result of unobservable inputs utilized within the valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.

33

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Fair Values of Certain Other Investments

The financial instruments presented below are reported at carrying value on the Company’s Consolidated Balance Sheet. However, in some cases, the carrying amount equals or approximates fair value. The carrying amount and fair value by fair value hierarchy level of certain financial instruments not reported at fair value as of December 31, 2018 and 2017 were as follows:

December 31, 2018
	Level 1	Level 2	Level 3	Total
($ in thousands)
Assets
Commercial mortgage loans	$—	$—	$852,034	$852,034
Policy loans	—	—	176,782	176,782
Cash and cash equivalents	6,177	—	—	6,177
Vehicle note	—	—	763,570	763,570

Total assets at fair value	$6,177	$—	$1,792,386	$1,798,563

Liabilities at fair value
Policyholders’ account balances — investment contracts	$—	$—	$4,824,055	$4,824,055
Other long-term debt	—	—	763,570	763,570

	$—	$—	$5,587,625	$5,587,625

December 31, 2017
	Level 1	Level 2	Level 3	Total
($ in thousands)
Assets
Commercial mortgage loans	$—	$—	$1,044,531	$1,044,531
Policy loans	—	—	178,437	178,437
Cash and cash equivalents	78,801	—	—	78,801
Vehicle note	—	—	736,925	736,925

Total assets at fair value	$78,801	$—	$1,959,893	$2,038,694

Liabilities at fair value
Policyholders’ account balances — investment contracts	$—	$—	$5,439,621	$5,439,621
Other long-term debt	—	—	736,925	736,925

	$—	$—	$6,176,546	$6,176,546

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate plus an appropriate credit spread for similar quality loans.

Policy Loans

The fair value of policy loans was determined by discounting expected cash flows at the current loan coupon rate. As a result, the carrying value of the policy loans approximates the fair value.

34

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Cash and Cash Equivalents

The Company believes that due to the short-term nature of certain assets, including sweep account balances, the carrying value approximates fair value.

Vehicle Note and Other Long-Term Debt

The fair value of the Vehicle note and Other long-term debt is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate.

Policyholders’ Account Balances - Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own nonperformance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

6.	Reinsurance

The Company has agreements that provide for reinsurance of certain policy-related risks. Under the agreements, premiums, contract charges, interest credited to policyholder funds, policy benefits and substantially all expenses are reinsured. The Company purchases reinsurance to limit aggregate and single losses on large risks. The Company cedes a portion of the mortality risk on certain life and long-term care policies under coinsurance agreements and yearly renewable term agreements. As of December 31, 2018 and December 31, 2017, approximately 88.2% and 99.8%, respectively, of the Company’s reinsurance recoverables are due from companies rated A- or better by S&P. ALIC represents approximately 73% of the Company’s reinsurance recoverables as of December 31, 2018 and 2017, respectively, and is supported by a comfort trust of approximately $5.9 billion as of December 31, 2018 and 2017.

The Company is party to an experience rated modified coinsurance and monthly renewal term reinsurance arrangement with an external reinsurer under which risk on certain universal life and fixed annuity products is transferred. No portion of the assets constituting the consideration has been transferred to the reinsurer. This agreement was structured to finance reserves on certain universal life and fixed annuity products, in exchange for a fee based on those reserves. The profit to the reinsurer expected on the modified coinsurance and monthly renewable term portions is returned through an experience refund. The Company has determined that this agreement does not fulfill the requirements of risk transfer under generally accepted accounting principles and is accounted for on a deposit method of accounting. As of December 31, 2018 and 2017, the Company had a deposit receivable and a modified coinsurance payable of $1.0 billion and $1.1 billion, respectively, related to this agreement.

35

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

The effects of reinsurance on premiums earned and fee income from policyholders for the years ended December 31, 2018, 2017 and 2016 were as follows:

	2018	2017	2016
($ in thousands)
Direct	$1,246,952	$1,294,462	$1,328,917
Assumed	5,118	4,768	4,749
Ceded	(900,842)	(949,894)	(971,047)

Premiums and fee income, net of reinsurance	$351,228	$349,336	$362,619

The effects of reinsurance on return credited to policyholders’ account balances and policyholder benefits for the years ended December 31, 2018, 2017 and 2016 were as follows:

	2018	2017	2016
($ in thousands)
Direct	$1,519,057	$1,668,358	$1,643,710
Assumed	4,854	6,003	6,453
Ceded	(842,505)	(957,374)	(931,557)

Return credited to policyholders’ account balances and policyholders’ benefits, net of reinsurance	$681,406	$716,987	$718,606

7.	Income Taxes

The Company is party to a federal income tax allocation agreement (the “Tax Allocation Agreement”) with Lancaster Re. The Company and Lancaster Re file a separate life consolidated federal income tax return under Internal Revenue Code Section 1504 (c)(1).

The Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of income, or cash flows. Therefore, the Company did not record a liability for unrecognized tax contingencies/benefits as of December 31, 2018 and 2017. As of December 31, 2018, there were no uncertain tax positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date. No amounts have been accrued for interest or penalties.

36

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

The components of the deferred income tax assets and liabilities as of December 31, 2018 and 2017 were as follows:

	December 31, 2018	December 31, 2017
($ in thousands)
Deferred tax assets
Policyholder reserves	$1,319,161	$1,351,638
Deferred acquisition costs	64,394	50,739
Deferred financing costs	—	2,154
Investments	61,318	—
Other assets	7,611	3,800

Total deferred tax assets	$1,452,484	$1,408,331
Valuation allowance	(65,654)	—
Deferred tax assets, after valuation allowance	$1,386,830	$1,408,331

Deferred tax liabilities
Value of business acquired	$(32,397)	$(28,356)
Amounts recoverable from reinsurers	(1,383,677)	(1,347,620)
Intangibles	(1,092)	(1,092)
Investments	(533)	(54,605)
Other liabilities	(731)	(1,243)

Total deferred tax liabilities	$(1,418,430)	$(1,432,916)

Net deferred tax asset (liability)	$(31,600)	$(24,585)

The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that any tax attribute carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) prudent and feasible tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Management determined that as of December 31, 2018, the objective negative evidence represented by the Company’s recent losses outweighed the more subjective positive evidence and, as a result, recognized a full valuation allowance on its deferred tax assets relating to unrealized losses on fixed maturities. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable. The Company had no valuation allowance as of December 31, 2017.

At December 31, 2018, the Company had $0.3 million of tax credit carryforwards and no net operating or capital loss carryforwards.

37

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31, 2018, 2017 and 2016 were as follows:

	2018	2017	2016
($ in thousands)
Expected federal income tax expense (benefit)	$(15,662)	$(2,124)	$16,135
Dividends received deduction	(890)	(1,960)	(1,960)
Tax reform	—	(11,461)	—
Tax rate differential on capital loss carryback, etc.	(9,769)	—	—
Other	(523)	(268)	472

Total income tax expense	$(26,844)	$(15,813)	$14,647

On December 22, 2017, U.S. Tax Reform was enacted, which made significant changes to federal income tax laws, including, but not limited to: (1) reduction in the overall maximum corporate income tax rate from 35% to 21%; (2) changes to the computations for the dividends received deduction, tax reserves, and deferred acquisition costs; and (3) elimination of the net operating loss (“NOL”) carryback and limiting NOL carryforward deductions to 80% of taxable income for life insurance companies.

The SEC staff issued Staff Accounting Bulletin No. 118 (“SAB 118”) to address situations where a company does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting under ASC Topic 740 Income Taxes for certain income tax effects of Tax Reform for the reporting period of enactment. SAB 118 allows the Company to provide a provisional estimate of the impacts of Tax Reform during a measurement period similar to the measurement period used when accounting for business combinations. Adjustments to provisional estimates and additional impacts from Tax Reform must be recorded as they are identified during the measurement period as provided for in SAB 118. Because changes in tax laws are accounted for in the period of enactment, and in accordance with SAB 118, the Company provisionally remeasured its deferred tax assets and liabilities based on the 21% tax rate at which they are expected to reverse in the future and has recorded a tax benefit of $11.5 million as a discrete item in the prior year provision for income taxes. We do not anticipate any significant changes to the amounts recorded.

The Company does not yet know how these federal tax law changes may affect state and local income tax provisioning, but any such impacts are not considered material to the Company’s financial position or operating results.

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 21%. Prior to U.S. Tax Reform, the DRD related to variable life insurance and annuity contracts was generally based on a company-specific percentage referred to as the company’s share. U.S. Tax Reform now specifies the calculation to a specific percentage subsequent to 2017. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

The Company is subject to examination by U.S. federal, state, and local income tax authorities. While the Company is not currently under any examinations, tax years 2014 and forward are generally open and available for examination.

38

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

8.	Future Policy Benefits and Other Policyholder Liabilities

Life insurance liabilities include reserves for death benefits and other policy benefits. As of December 31, 2018 and 2017, future policy benefits and other policyholder liabilities consisted of the following:

	December 31, 2018	December 31, 2017
($ in thousands)
Traditional life insurance	$1,612,347	$1,607,149
Immediate fixed annuities	411,410	466,723
Accident and health insurance	1,918,570	1,809,006
Equity indexed annuities	16,547	32,601
Other	1,501,239	1,594,571

Total	$5,460,113	$5,510,050

Future policy benefits are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of present values range from 2.5% to 6.0% for setting reserves.

Accident and health insurance future policy benefit reserves include gross unpaid claim reserves of $288.2 million and $256.7 million as of December 31, 2018 and 2017, respectively. These amounts are fully reinsured as of December 31, 2018 and 2017.

9.	Policyholder Account Balances

As of December 31, 2018 and 2017, policyholders’ account balances consisted of the following:

	December 31, 2018	December 31, 2017
($ in thousands)
Interest-sensitive life contracts	$5,559,712	$5,499,037
Individual annuities	4,240,012	4,761,155
Funding agreements	350,013	408,165
Other	8,170	8,554

Total policyholders’ account balances	$10,157,907	$10,676,911

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates range from 0.4% to 6.0% for interest sensitive contracts. Interest crediting rates for individual annuities range from 0.0% to 6.0%. Interest crediting rates for funding agreements range from 0.5% to 1.0%.

10.	Certain Nontraditional Long-Duration Contracts

The Company offered traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also offered variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”). In certain of these

39

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issued annuity contracts with and without market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. All of the risks associated with the Company’s variable annuity contracts are reinsured with external reinsurers.

In addition, the Company issued certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in fee income from policyholders and changes in liabilities for minimum guarantees are generally included in policyholder benefits in the Consolidated Statement of Operations and Comprehensive Income (Loss).

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, benefit utilization, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within Future policy benefits and other policyholder liabilities or Policyholders’ account

40

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

balances. As of December 31, 2018 and 2017, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2018
($ in millions)	In the Event of Death	At Annuitization/ Accumulation	For Cumulative Periodic Withdrawals	Accumulation at Specified Dates
Variable Annuity Contracts
Separate account value	$443.6	$98.2	$8.1	$40.4
Net amount at risk	$60.3	$14.8	$0.5	$6.3
Average attained age of contractholders	63 years	N/A	N/A	N/A
Weighted average waiting period until guarantee date	N/A	None	N/A	5 years
Variable Life, Variable Universal Life and Universal Life Contracts
No Lapse Guarantees
Separate account value	$320.3
General account value	$3,610.2
Net amount at risk	$64,931.8
Average attained age of contractholders	51 years

	December 31, 2017
($ in millions)	In the Event of Death	At Annuitization/ Accumulation	For Cumulative Periodic Withdrawals	Accumulation at Specified Dates
Variable Annuity Contracts
Separate account value	$543.4	$121.8	$9.9	$52.9
Net amount at risk	$44.1	$10.6	$0.1	$4.6
Average attained age of contractholders	62 years	N/A	N/A	N/A
Weighted average waiting period until guarantee date	N/A	None	N/A	5 years
Variable Life, Variable Universal Life and Universal Life Contracts
No Lapse Guarantees
Separate account value	$396.7
General account value	$3,687.9
Net amount at risk	$71,791.0
Average attained age of contractholders	50 years

41

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Liabilities for Guarantee Benefits

The liabilities for guaranteed minimum death benefits (“GMDB”) and secondary guarantees on interest-sensitive life and fixed annuities are included in Future policy benefits and other policyholder liabilities on the Consolidated Balance Sheet and the related changes in the liabilities are included in Policyholder benefits in the Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, 2018, 2017 and 2016. Guaranteed minimum income benefits (“GMIB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum accumulation benefits (“GMAB”) features are accounted for as bifurcated embedded derivatives and are recorded at fair value within Policyholders’ account balances on the Consolidated Balance Sheet. The changes in general account liabilities for guarantees on variable contracts were as follows:

	GMDB	GMIB	GMWB/GMAB	Secondary Guarantees
($ in thousands)	Variable Annuity	Variable Annuity	Variable Annuity	Interest- Sensitive Life and Fixed Annuities	Total
Balance as of December 31, 2015	$8,844	$5,663	$7,814	$741,285	$763,606

Less: reinsurance recoverable	8,844	5,663	7,814	100,317	122,638

Net balance as of December 31, 2015	—	—	—	640,968	640,968
Incurred guarantee benefits	—	—	—	316,344	316,344
Paid guarantee benefits	—	—	—	(156,067)	(156,067)

Net change	—	—	—	160,277	160,277
Net balance as of December 31, 2016	—	—	—	801,245	801,245
Plus reinsurance recoverable	8,626	3,440	6,835	122,608	141,509

Balance as of December 31, 2016	$8,626	$3,440	$6,835	$923,853	$942,754

Less: reinsurance recoverable	8,626	3,440	6,835	122,608	141,509

Net balance as of December 31, 2016	—	—	—	801,245	801,245
Incurred guarantee benefits	—	—	—	309,455	309,455
Paid guarantee benefits	—	—	—	(151,946)	(151,946)

Net change	—	—	—	157,509	157,509
Net balance as of December 31, 2017	—	—	—	958,754	958,754
Plus reinsurance recoverable	7,516	2,248	4,670	149,618	164,052

Balance as of December 31, 2017	$7,516	$2,248	$4,670	$1,108,372	$1,122,806

Less: reinsurance recoverable	7,516	2,248	4,670	149,618	164,052

Net balance as of December 31, 2017	—	—	—	958,754	958,754
Incurred guarantee benefits	—	—	—	307,878	307,878
Paid guarantee benefits	—	—	—	(201,517)	(201,517)

Net change	—	—	—	106,361	106,361
Net balance as of December 31, 2018	—	—	—	1,065,115	1,065,115
Plus reinsurance recoverable	9,903	3,299	5,316	169,022	187,540

Balance as of December 31, 2018	$9,903	$3,299	$5,316	$1,234,137	$1,252,655

42

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

11.	Value of Business Acquired

The following changes to the VOBA asset occurred for the years ended December 31, 2018, 2017 and 2016:

($ in thousands)	2018	2017	2016
Balance at beginning of period	$135,031	$186,701	$247,702
Business acquired	—	—	—
Amortized to expense during the year (1)	(26,321)	(29,827)	(30,053)
Adjustment for unrealized investment losses during the year	45,560	(21,843)	(30,948)

Balance at end of year	$154,270	$135,031	$186,701

(1)	Amount is included in Operating and acquisition expenses on the Consolidated Statements of Operations and Other Comprehensive Income (Loss)

The estimated percentages of the VOBA balance to be amortized for the years indicated were as follows:

VOBA Amortization
2019	13%
2020	11%
2021	9%
2022	8%
2023 and thereafter	59%

12.	Commitments and Contingencies

Regulation and Compliance

The Company is subject to changing social, economic and regulatory conditions. From time to time, regulatory authorities or legislative bodies seek to impose additional regulations regarding agent and broker compensation, regulate the nature of and amount of investments, and otherwise expand overall regulation of insurance products and the insurance industry. The Company has established procedures and policies to facilitate compliance with laws and regulations, to foster prudent business operations, and to support financial reporting. The Company routinely reviews its practices to validate compliance with laws and regulations and with internal procedures and policies. As a result of these reviews, from time to time the Company may decide to modify some of its procedures and policies. Such modifications, and the reviews that led to them, may be accompanied by payments being made and costs being incurred. The ultimate changes and eventual effects of these actions on the Company’s business, if any, are uncertain.

The Company is currently being examined by certain states for compliance with unclaimed property laws, premium tax and market conduct compliance. It is possible that these examinations may result in additional payments to states and to changes in the Company’s practices and procedures, which could impact benefit payments, operating and acquisition expenses and reserves, among other consequences; however, it is not likely to have a material effect on the financial statements of the Company.

The Company is assessed amounts by the state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. At December 31, 2018, the Company accrued $3.8 million for guaranty fund assessments which is expected to be offset by estimated future premium tax deductions of $3.4 million. At December 31, 2017, the Company accrued $3.3 million for guaranty fund assessments.

43

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Litigation

The Company is involved from time to time in judicial, regulatory and arbitration proceedings concerning matters arising in connection with the conduct of its business. Management believes, based on currently available information, that the results of such proceedings, in the aggregate, will not have a material adverse effect on the Company’s financial condition. Given the inherent difficulty of predicting the outcome of the Company’s litigation and regulatory matters, particularly in cases or proceedings in which substantial or indeterminate damages or fines are sought, the Company cannot estimate losses or ranges of losses for cases or proceedings where there is only a reasonable possibility that a loss may be incurred. However, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the consolidated financial position or results of operations.

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, information technology agreements and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Pledged or Restricted Assets

The Company had the following restricted assets:

•	Certain bonds were on deposit with governmental authorities as required by law with market values of $8.4 million and $8.6 million at December 31, 2018 and 2017, respectively.

•	Derivative cash collateral received was reported as cash equivalents of $1.0 million and $0.3 million at December 31, 2018 and 2017, respectively.

•

Funds pledged on certain mortgage loans held in the investment portfolio to finance property improvements on underlying real estate totaling $4.8 million and $8.5 million at December 31, 2018 and 2017, respectively.

•

The Company is a member of the FHLB and is required to pledge collateral to back funding agreements issued to the FHLB. Assets with a market value of approximately $513.2 and $538.7 million were pledged as collateral to the FHLB as of December 31, 2018 and 2017, respectively.

13.	Regulatory Capital and Dividends

The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of Nebraska. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The State of Nebraska requires insurance companies domiciled in its state to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the State of Nebraska Insurance Commissioner. Statutory accounting practices differ from GAAP primarily since they require establishing life insurance reserves based on different actuarial assumptions and valuing certain investments at amortized cost. Statutory accounting practices do not give recognition to purchase accounting adjustments.

44

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Statutory net income was $36 million, $64 million, and $52 million for the years ended December 31, 2018, 2017 and 2016, respectively. Statutory capital and surplus was $380 million and $426 million as of December 31, 2018 and December 31, 2017, respectively.

Dividend Limitations

The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the Department of Insurance is limited to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as, the timing and amount of dividends paid in the preceding twelve months. In connection with HoldCo’s acquisition of Lincoln Benefit, prior approval of the Nebraska Director of Insurance is required for the Company for any dividend or distribution for five years subsequent to April 1, 2014. The Company paid dividends of $15.0 million, $70.0 million, and $42.0 million during the years ended December 31, 2018, 2017 and 2016, respectively.

Other

Under state insurance laws, insurance companies are required to maintain paid up capital of not less than the minimum capital requirement applicable to the types of insurance they are authorized to write. Insurance companies are also subject to risk-based capital (“RBC”) requirements adopted by state insurance regulators. A company’s “authorized control level RBC” is calculated using various factors applied to certain financial balances and activity. Companies that do not maintain statutory capital and surplus at a level in excess of the company action level RBC, which is two times authorized control level RBC, are required to take specified actions. Company action level RBC is significantly in excess of the minimum capital requirements.

14.	Leases

The Company has a lease agreement to lease office space under a non-cancellable operating lease agreement.

The minimum aggregate rental commitments as of December 31, 2018 were as follows:

($ in thousands)
2019	$230
2020	218
2021	224
2022	229
2023	235
All future years	529

Aggregate total	$1,665

15.	Related Parties

Under the management services agreement with HoldCo, HoldCo and Lincoln Benefit provide services to each other including but not limited to compliance, legal, risk management, accounting and reporting, treasury, tax and other management related services. Services are provided at cost. HoldCo provided $22.4 million, $18.9 million, and $14.1 million in services to Lincoln Benefit for the years ended December 31, 2018, 2017 and 2016, respectively.

45

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

The Company has a Fee Letter (the “Fee Letter”) with Lanis LLC (“Lanis”) pursuant to which the Company will pay Lanis the risk spread due on the Vehicle Note issued by Lanis to Lancaster Re. The total expense related to this risk spread for the years ended December 31, 2018, 2017 and 2016 was approximately $8.3 million, 7.8 million, and $7.3 million, respectively.

The Company reported the following receivables/ (payables) to affiliates as of December 31, 2018 and 2017:

($ in thousands)	December 31, 2018	December 31, 2017
HoldCo	$(5,288)	$(4,715)
Lanis	$(2,131)	$(2,015)

Intercompany receivable and payable balances are evaluated on an individual company basis. Intercompany balances are generally settled quarterly.

The Company’s stock was pledged as collateral on HoldCo’s term loan agreement with a syndicate of lenders (“Term Loan”). The Term Loan was paid off in 2018.

On April 1, 2014, the Company and HoldCo entered into a Letter Agreement whereby from and after the fifth anniversary of the date of the agreement, if the Company makes any payment pursuant to the Fee Letter, within ten business days of such payment by the Company, HoldCo shall reimburse the Company in cash in an amount equal to such payment by the Company.

46

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Schedule I Summary of Investments Other Than Investments in Related Parties

December 31, 2018	Amortized Cost	Fair Value	Amount at which shown in the Consolidated Balance Sheet
($ in thousands)
Type of Investment
Fixed maturities:
Available for sale
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies	$305,336	$301,926	$301,926
Obligations of U.S. States and Political Subdivisions	747,872	762,465	762,465
Foreign government	22,476	19,977	19,977
All other corporate bonds	5,830,098	5,524,406	5,524,406
ABS	404,935	392,045	392,045
CMBS	307,430	300,967	300,967
RMBS	83,965	87,688	87,688
Redeemable preferred stock	14,800	14,800	14,800

Total fixed maturities, available for sale	$7,716,912	$7,404,274	$7,404,274
Trading securities	194,785	197,651	197,651
Fair value option securities	10,603	10,028	10,028

Total fixed maturities	$7,922,300	$7,611,953	$7,611,953
Other securities:
Common stock	$6,988	$6,988	$6,988
Commercial mortgage loans	853,073	852,034	853,073
Derivatives	13,527	2,976	2,976
Policy loans	176,782	176,782	176,782
Short-term investments	269,016	269,016	269,016

Total other securities	$1,319,386	$1,307,796	$1,308,835

Total investments	$9,241,686	$8,919,749	$8,920,788

47

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Schedule IV – Reinsurance

($ in thousands)	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year Ended December 31, 2018
Life insurance in force	$320,394,583	$315,936,427	$3,945,946	$8,404,102	47.0%

Premiums and contract charges:
Life and annuities	$1,189,749	$(845,346)	$5,118	$349,521	1.5%
Accident and health insurance	57,203	(55,496)	—	1,707	0.0%

	$1,246,952	$(900,842)	$5,118	$351,228	1.5%

Year Ended December 31, 2017
Life insurance in force	$343,103,636	$338,144,016	$4,049,125	$9,008,745	44.9%

Premiums and contract charges:
Life and annuities	$1,236,410	$(895,505)	$4,768	$345,673	1.4%
Accident and health insurance	58,052	(54,389)	—	3,663	0.0%

	$1,294,462	$(949,894)	$4,768	$349,336	1.4%

Year Ended December 31, 2016
Life insurance in force	$365,008,309	$359,316,014	$4,180,222	$9,872,516	42.3%

Premiums and contract charges:
Life and annuities	$1,270,770	$(918,414)	$4,749	$357,105	1.3%
Accident and health insurance	58,147	(52,633)	—	5,514	0.0%

	$1,328,917	$(971,047)	$4,749	$362,619	1.3%

No reinsurance or coinsurance income was netted against premiums ceded in the years ended December 31, 2018, 2017 and 2016.

48

Lincoln Benefit Life Variable Life Account
Financial Statements as of December 31, 2018 and for the years ended December 31, 2018 and 2017, and Reports of Independent Registered Public Accounting Firms

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Lincoln Benefit Life Company and
Policyholders of Lincoln Benefit Life Variable Life Account:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the sub-accounts listed in Appendix A of Lincoln Benefit Life Variable Life Account (the “Account”), as of December 31, 2018; the related statements of operations, the statements of changes in net assets, and the financial highlights in Note 7 for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the sub-accounts listed in Appendix A constituting Lincoln Benefit Life Variable Life Account as of December 31, 2018, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on each of the individual sub-accounts disclosed in Appendix A and their financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the Account’s fund managers. We believe that our audit provide a reasonable basis for our opinion.

Chicago, Illinois
April 1, 2019

We have served as the auditor of Lincoln Benefit Life Company (the sponsor Company) since 2018.

Lincoln Benefit Life Variable Life Account
Appendix A
Sub-account	Statement of Assets and Liabilities	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For Year Ended	For Year Ended	For Year Ended

Invesco V.I. Value Opportunities Fund - Series I	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Invesco V.I. Core Equity Fund - Series I	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Invesco V.I. Mid Cap Core Equity Fund - Series I	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
AllianceBernstein VPS Growth and Income Portfolio - Class A	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
AllianceBernstein VPS International Growth Portfolio - Class A	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
AllianceBernstein VPS International Value Portfolio - Class A	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
AllianceBernstein VPS Small Cap Growth Portfolio - Class A	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
AllianceBernstein VPS Small/Mid Cap Value Portfolio - Class A	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
DWS Equity 500 Index VIP - Class A	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
DWS Small Cap Index VIP - Class A	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
DWS Bond VIP - Class A	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
DWS Global Small Cap VIP - Class A	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
DWS Core Equity VIP - Class A	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
DWS International VIP - Class A	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
DWS Global Income Builder VIP - Class A	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Federated Managed Volatility Fund II	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Federated Fund for U.S. Government Securities II	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Federated High Income Bond Fund II	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Fidelity VIP Asset ManagerSM Portfolio - Initial Class	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Fidelity VIP ContrafundR Portfolio - Initial Class	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Fidelity VIP Equity-Income Portfolio - Initial Class	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Fidelity VIP Growth Portfolio - Initial Class	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Fidelity VIP Growth & Income Portfolio - Initial Class	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Fidelity VIP High Income Portfolio - Initial Class	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Fidelity VIP Index 500 Portfolio - Initial Class	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Fidelity VIP Index 500 Portfolio - Service Class	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Fidelity VIP Mid Cap Portfolio - Initial Class	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018

APPENDIX A (continued)
Sub-account	Statement of Assets and Liabilities	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For Year Ended	For Year Ended	For Year Ended
Fidelity VIP Money Market Portfolio - Initial Class	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Fidelity VIP Overseas Portfolio - Initial Class	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Fidelity VIP Real Estate Portfolio - Initial Class	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Fidelity VIP Value Strategies Portfolio - Initial Class	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Franklin High Income VIP Fund - Class 1	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Franklin Income VIP Fund - Class 1	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Franklin Small Cap Value VIP Fund - Class 1	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Franklin Small-Mid Cap Growth VIP Fund - Class 1	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Franklin Strategic Income VIP Fund - Class 1	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Franklin U.S. Government Securities VIP Fund - Class 1	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Franklin Mutual Global Discovery VIP Fund - Class 1	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Franklin Mutual Shares VIP Fund - Class 1	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Templeton Global Bond VIP Fund - Class 1	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Morningstar Balanced ETF Asset Allocation Portfolio Class I	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Morningstar Conservative ETF Asset Allocation Portfolio Class I	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Morningstar Growth ETF Asset Allocation Portfolio Class I	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Morningstar Income and Growth ETF Asset Allocation Portfolio Class I	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Janus Aspen Series Balanced Portfolio - Service Shares	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Janus Aspen Series Overseas Portfolio - Service Shares	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Janus Aspen Perkins Mid Cap Value Portfolio - Service Shares	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Janus Aspen Series Global Research Portfolio - Service Shares	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Janus Aspen Series Balanced Portfolio - Institutional Shares	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Janus Aspen Series Flexible Bond Portfolio - Institutional Shares	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Janus Aspen Series Forty Portfolio - Institutional Shares	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Janus Aspen Series Global Technology Portfolio - Institutional Shares	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018

APPENDIX A (continued)
Sub-account	Statement of Assets and Liabilities	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For Year Ended	For Year Ended	For Year Ended
Janus Aspen Series Overseas Portfolio – Institutional Shares	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Janus Aspen Series Janus Portfolio - Institutional Shares	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Janus Aspen Series Enterprise Portfolio - Institutional Shares	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Janus Aspen Perkins Mid Cap Value Portfolio - Institutional Shares	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Janus Aspen Series Global Research Portfolio - Institutional Shares	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Lazard Retirement Emerging Markets Equity Portfolio	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Western Asset Variable Global High Yield Bond Portfolio - Class I	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
ClearBridge Variable Large Cap Value Portfolio - Class I	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
MFS Growth Series - Initial Class	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
MFS Investors Trust Series - Initial Class	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
MFS New Discovery Series - Initial Class	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
MFS New Discovery Series - Service Class	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
MFS Research Series - Initial Class	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
MFS Total Return Series - Initial Class	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
MFS Utilities Series - Initial Class	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
MFS Value Series - Initial Class	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Oppenheimer Main Street Small Cap FundR/VA - Service Shares	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Oppenheimer Capital Income Fund/VA	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Oppenheimer Total Return Bond Fund/VA	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Oppenheimer Global Fund/VA SS	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Oppenheimer Global Fund/VA	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Oppenheimer Main Street Small Cap FundR/VA	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Oppenheimer Discovery Mid-Cap Growth Fund/VA	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Oppenheimer Global Strategic Income Fund/VA	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Oppenheimer Equity Income Fund/VA	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Oppenheimer International Growth Fund/VA - Service Shares	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Oppenheimer International Growth Fund/VA	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018

APPENDIX A (continued)
Sub-account	Statement of Assets and Liabilities	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For Year Ended	For Year Ended	For Year Ended
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) - Administrative Shares	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
PIMCO VIT Real Return Portfolio - Administrative Shares	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
PIMCO VIT Total Return Portfolio - Administrative Shares	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Putnam VT High Yield Fund - Class IA	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Putnam VT International Value Fund - Class IA	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Putnam VT International Value Fund - Class IB	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Guggenheim VT Long Short Equity Fund	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
T. Rowe Price Blue Chip Growth Portfolio - I	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
T. Rowe Price Equity Income Portfolio - I	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
T. Rowe Price International Stock Portfolio - I	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
T. Rowe Price Mid-Cap Growth Portfolio - I	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
T. Rowe Price New America Growth Portfolio - I	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Alger Balanced Portfolio - Class I-2	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Alger Large Cap Growth Portfolio - Class I-2	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Alger Growth & Income Portfolio - Class I-2	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Alger Capital Appreciation Portfolio - Class I-2	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Alger Mid Cap Growth Portfolio - Class I-2	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Alger Small Cap Growth Portfolio - Class I-2	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Morgan Stanley VIF Emerging Markets Equity Portfolio, Class I	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Morgan Stanley VIF Growth Portfolio, Class I	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Invesco V.I. American Value Fund - Series I	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Morgan Stanley VIF U.S. Real Estate Portfolio, Class I	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
VanEck VIP Emerging Markets Fund	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
VanEck VIP Global Hard Assets Fund	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Invesco V.I. Mid Cap Growth Fund - Series II	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Invesco V.I. Growth and Income Fund - Series II	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Invesco V.I. Growth and Income Fund - Series I	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Wells Fargo Advantage VT Discovery Fund	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018

APPENDIX A (continued)
Sub-account	Statement of Assets and Liabilities	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For Year Ended	For Year Ended	For Year Ended
Wells Fargo Advantage VT Opportunity FundSM	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Fidelity VIP Emerging Markets Portfolio - Initial Class	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Invesco V.I. Government Securities Fund - Series I	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Invesco V.I. High Yield Fund - Series I	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Invesco V.I. American Franchise Fund - Series I	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
MFS High Yield Portfolio - Initial Class	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
MFS MA Investors Growth Stock IC	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018
Oppenheimer Main Street Fund®/VA	December 31, 2018	December 31, 2018	December 31, 2018	December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lincoln Benefit Life Company and the Policyowners of Lincoln Benefit Life Variable Life Account

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of the Lincoln Benefit Life Variable Life Account indicated in the table below as of December 31, 2017, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below (other than Franklin High Income VIP Fund Class 1 and Oppenheimer Equity Income, which only include statements of operations and of changes in net assets for the periods indicated in the table below (dates of liquidation)), including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts in the Lincoln Benefit Life Variable Life Account (other than Franklin High Income VIP Fund Class 1 and Oppenheimer Equity Income) as of December 31, 2017, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

VPS Growth and Income Class A (1)	Oppenheimer Global (1)
VPS International Growth Class A (1)	Oppenheimer Global Strategic Income (1)
VPS International Value Class A (1)	Oppenheimer International Growth Fund/VA (1)
VPS Small Cap Growth Class A (1)	Oppenheimer Main Street Small Cap (1)
VPS Small/Mid Cap Value Class A (1)	VIP Government Money Market Portfolio Initial Class (1)
Deutsche Equity 500 Index VIP Class A (1)	VIP Overseas (1)
Deutsche Small Cap Index VIP Class A (1)	VIP Real Estate (1)
Deutsche Bond VIP Class A (1)	VIP Value Strategies (1)
Deutsche Core Equity VIP Class A (1)	Franklin High Income VIP Fund Class 1 (2)
Deutsche Global Small Cap VIP Class A (1)	Franklin Income VIP Fund Class 1 (1)
Deutsche CROCI® International VIP Class A (1)	Franklin Mutual Global Discovery VIP Fund Class 1 (1)
Deutsche Global Income Builder VIP Class A (1)	Franklin Mutual Shares VIP Fund Class 1 (1)
Federated Fund for U.S. Government Securities II (1)	Franklin Small Cap Value VIP Fund Class 1 (1)
Federated High Income Bond Fund II (1)	Franklin Small-Mid Cap Growth VIP Fund Class 1 (1)
Federated Managed Volatility Fund II (1)	Franklin Strategic Income VIP Fund Class 1 (1)
VIP Asset Manager (1)	Franklin U.S. Government Securities VIP Fund Class 1 (1)
VIP Contrafund (1)	Templeton Global Bond VIP Fund Class 1 (1)
VIP Emerging Markets (1)	Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I (1)
VIP Equity-Income (1)	Morningstar Balanced ETF Asset Allocation Portfolio Class I (1)
VIP Growth (1)	Morningstar Conservative ETF Asset Allocation Portfolio Class I (1)
VIP Growth & Income (1)	Morningstar Growth ETF Asset Allocation Portfolio Class I (1)
VIP High Income (1)	Morningstar Income and Growth ETF Asset Allocation Portfolio Class I (1)
VIP Index 500 (1)	Invesco V.I. American Franchise (1)
VIP Index 500 - Service Class (1)	Invesco V.I. American Value (1)
VIP Investment Grade Bond (1)	Invesco V.I. Core Equity (1)
VIP Mid Cap (1)	Invesco V.I. Government Securities (1)
Invesco V.I. Growth and Income Fund Series II (1)	Invesco V.I. Growth and Income Fund - Series I (1)

Invesco V.I. Mid Cap Growth Fund Series II (1)	Invesco V.I. High Yield (1)
Janus Henderson Balanced Portfolio Institutional Shares (1)	Invesco V.I. Mid Cap Core Equity (1)
Janus Henderson Enterprise Portfolio Institutional Shares (1)	Invesco V.I. Value Opportunity (1)
Janus Henderson Flexible Bond Portfolio Institutional Shares (1)	Oppenheimer Global Fund /VA Service Shares (1)
Janus Henderson Forty Portfolio Institutional Shares (1)	Oppenheimer International Growth Fund/VA Service Shares (1)
Janus Henderson Global Research Portfolio Institutional Shares (1)	Oppenheimer Main Street Small Cap Fund®/VA Service Shares (1)
Janus Henderson Global Technology Portfolio Institutional Shares (1)	Foreign Bond (1)
Janus Henderson Research Portfolio Institutional Shares (1)	PIMCO Real Return (1)
Janus Henderson Mid Cap Value Portfolio Institutional Shares (1)	PIMCO Total Return (1)
Janus Henderson Overseas Portfolio Institutional Shares (1)	VT International Value Fund (1)
Janus Henderson Balanced Portfolio Service Shares (1)	VT High Yield (Class IA) (1)
Janus Henderson Global Research Portfolio Service Shares (1)	VT International Value Fund (Class IA) (1)
Janus Henderson Mid Cap Value Portfolio Service Shares (1)	Guggenheim VT U.S. Long Short Equity Fund (1)
Janus Henderson Overseas Portfolio Service Shares (1)	T. Rowe Price Blue Chip Growth (1)
Emerging Markets Equity (1)	T. Rowe Price Equity Income (1)
ClearBridge Variable Large Cap Value Portfolio Class I (1)	T. Rowe Price Mid-Cap Growth (1)
Western Asset Variable Global High Yield Bond Portfolio Class 1 (1)	T. Rowe Price New America Growth (1)
MFS Growth (1)	T. Rowe Price International Stock (1)
MFS High Yield Portfolio (1)	Alger Balanced Class I-2 (1)
MFS Investors Trust (1)	Alger Capital Appreciation Class I-2 (1)
MFS Mass Investors Growth Stock Series - Initial Class (1)	Alger Income and Growth Class I-2 (1)
MFS New Discovery (1)	Alger Large Cap Growth Class I-2 (1)
MFS Research (1)	Alger MidCap Growth Class I-2 (1)
MFS Total Return (1)	Alger SmallCap Growth Class I-2 (1)
MFS Utilities (1)	Morgan Stanley VIF Emerging Markets Portfolio Class I (1)
MFS Value (1)	Morgan Stanley VIF Growth Portfolio Class I (1)
MFS New Discovery Series (Service Class) (1)	Morgan Stanley VIF U.S. Real Estate Portfolio Class I (1)
Oppenheimer Conservative Balance Fund (1)	Van Eck VIP Emerging Markets Fund Initial Class (1)
Oppenheimer Total Return Bond Fund/VA (1)	Van Eck VIP Global Hard Assets Fund Initial Class (1)
Oppenheimer Discovery MidCap Growth (1)	Wells Fargo VT Advantage Discovery (1)
Oppenheimer Equity Income (2)	Wells Fargo VT Advantage Opportunity (1)
Oppenheimer Main Street (3)

(1) Statement of net assets as of December 31, 2017, statement of operations for the year ended December 31, 2017, and statements of changes in net assets for the year ended December 31, 2017

(2) Statement of operations for the period January 1, 2017 through April 28, 2017 (date of liquidation), and statements of changes in net assets for the period January 1, 2017 through April 28, 2017

(3) Statement of net assets as of December 31, 2017, statement of operations for the period April 28, 2017 (commencement of operations) through December 31, 2017, and statements of changes in net assets for the period April 28, 2017 through December 31, 2017

Basis for Opinions

These financial statements are the responsibility of the Lincoln Benefit Life Company’s management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts in the Lincoln Benefit Life Variable Life Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of subaccounts in the Lincoln Benefit Life Variable Life Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the unaffiliated mutual fund managers directly. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
April 12, 2018

We have served as the auditor of one or more subaccounts in Lincoln Benefit Life Company from 2014 to 2018.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2018

	AB VPS	AB VPS	AB VPS	AB VPS	AB VPS
	Growth	International	International	Small Cap	Small/Mid Cap	Alger
	and Income	Growth	Value	Growth	Value	Balanced
	Class A	Class A	Class A	Class A	Class A	Class I-2
ASSETS
Investments, at fair value	$702,541	$393,916	$220,511	$829,214	$594,375	$370,130
Total assets	$702,541	$393,916	$220,511	$829,214	$594,375	$370,130
NET ASSETS
Accumulation units	$702,541	$393,916	$220,511	$829,214	$594,375	$370,130
Total net assets	$702,541	$393,916	$220,511	$829,214	$594,375	$370,130
FUND SHARE INFORMATION
Number of shares	25,289	20,743	17,812	50,013	35,108	27,076
Cost of investments	$684,225	$395,612	$254,154	$835,983	$689,783	$392,879
ACCUMULATION UNIT VALUE (1)
Lowest	$20.67	$9.23	$7.15	$28.39	$21.17	$16.70
Highest	$20.67	$9.23	$7.15	$28.39	$21.17	$16.70

 (1) The high and low accumulation unit value ("AUV") are reported at the same amount where there is only one policy offered for investment in the Sub-Account. Otherwise, when more than one policy is available for investment, a high and low AUV is reported.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	AB VPS	AB VPS	AB VPS	AB VPS	AB VPS
	Growth	International	International	Small Cap	Small/Mid Cap	Alger
	and Income	Growth	Value	Growth	Value	Balanced
	Class A*	Class A*	Class A*	Class A*	Class A*	Class I-2
NET INVESTMENT INCOME (LOSS)
Dividends	$7,072	$2,831	$4,002	$—	$3,271	$15,975
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	—	—	—	—	—	—
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	7,072	2,831	4,002	—	3,271	15,975
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	60,224	85,378	20,843	118,554	24,193	43,922
Cost of investments sold	47,771	68,674	19,076	103,394	22,987	34,679
Realized gains (losses) on fund shares	12,453	16,704	1,767	15,160	1,206	9,243
Realized gain distributions	79,770	—	—	44,440	54,569	49,943
Net realized gains (losses)	92,223	16,704	1,767	59,600	55,775	59,186
Change in unrealized gains (losses)	(142,704)	(97,503)	(68,708)	(64,304)	(164,367)	(87,344)
Net realized and change in unrealized gains (losses) on investments	(50,481)	(80,799)	(66,941)	(4,704)	(108,592)	(28,158)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(43,409)	$(77,968)	$(62,939)	$(4,704)	$(105,321)	$(12,183)

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2018

	Alger		Alger	Alger	Alger
	Capital	Alger	SmallCap	Large Cap	MidCap
	Appreciation	Income & Growth	Growth	Growth	Growth	DWS Core Equity
	Class I-2	Class I-2	Class I-2	Class I-2	Class I-2	VIP Class A
ASSETS
Investments, at fair value	$25,651,642	$5,579,461	$6,485,150	$12,679,229	$24,131,930	$2,022,454
Total assets	$25,651,642	$5,579,461	$6,485,150	$12,679,229	$24,131,930	$2,022,454
NET ASSETS
Accumulation units	$25,651,642	$5,579,461	$6,485,150	$12,679,229	$24,131,930	$2,022,454
Total net assets	$25,651,642	$5,579,461	$6,485,150	$12,679,229	$24,131,930	$2,022,454
FUND SHARE INFORMATION
Number of shares	376,842	301,267	276,788	246,534	1,234,370	205,743
Cost of investments	$22,364,763	$3,645,986	$6,717,812	$11,778,304	$20,494,605	$2,066,883
ACCUMULATION UNIT VALUE
Lowest	$26.68	$33.86	$32.29	$21.20	$16.26	$28.48
Highest	$60.92	$33.86	$32.29	$31.84	$41.36	$28.48

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Alger		Alger	Alger	Alger
	Capital	Alger	SmallCap	Large Cap	MidCap
	Appreciation	Income & Growth	Growth	Growth	Growth	DWS Core Equity
	Class I-2	Class I-2	Class I-2	Class I-2	Class I-2	VIP Class A*
NET INVESTMENT INCOME (LOSS)
Dividends	$23,729	$102,214	$—	$—	$—	$41,397
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	—	—	—	—	—	—
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	23,729	102,214	—	—	—	41,397
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	1,941,495	440,230	693,301	1,990,510	2,324,084	278,207
Cost of investments sold	1,214,600	243,591	625,187	1,347,388	1,426,818	229,950
Realized gains (losses) on fund shares	726,895	196,639	68,114	643,122	897,266	48,257
Realized gain distributions	4,541,842	340,368	284,107	2,348,643	3,797,857	617,808
Net realized gains (losses)	5,268,737	537,007	352,221	2,991,765	4,695,123	666,065
Change in unrealized gains (losses)	(5,215,494)	(902,265)	(193,634)	(2,532,753)	(6,512,517)	(821,892)
Net realized and change in unrealized gains (losses) on investments	53,243	(365,258)	158,587	459,012	(1,817,394)	(155,827)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$76,972	$(263,044)	$158,587	$459,012	$(1,817,394)	$(114,430)

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2018

				DWS	DWS	DWS
	DWS Global		DWS CROCI®	Equity 500	Global Income	Small Cap
	Small Cap	DWS Bond	International	Index VIP	Builder VIP	Index VIP
	VIP Class A	VIP Class A	VIP Class A	Class A	Class A II	Class A
ASSETS
Investments, at fair value	$3,389,090	$5,097,155	$1,258,973	$3,408,307	$3,366,003	$1,058,111
Total assets	$3,389,090	$5,097,155	$1,258,973	$3,408,307	$3,366,003	$1,058,111
NET ASSETS
Accumulation units	$3,389,090	$5,097,155	$1,258,973	$3,408,307	$3,366,003	$1,058,111
Total net assets	$3,389,090	$5,097,155	$1,258,973	$3,408,307	$3,366,003	$1,058,111
FUND SHARE INFORMATION
Number of shares	380,369	961,727	202,407	180,334	157,806	70,682
Cost of investments	$4,878,905	$5,613,026	$1,718,471	$2,800,365	$3,562,383	$1,012,175
ACCUMULATION UNIT VALUE
Lowest	$37.16	$19.82	$13.24	$40.16	$17.11	$44.17
Highest	$37.16	$21.80	$13.24	$40.16	$18.83	$44.17

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

				DWS	DWS	DWS
	DWS Global		DWS CROCI®	Equity 500	Global Income	Small Cap
	Small Cap	DWS Bond	International	Index VIP	Builder VIP	Index VIP
	VIP Class A*	VIP Class A*	VIP Class A*	Class A*	Class A II*	Class A*
NET INVESTMENT INCOME (LOSS)
Dividends	$11,694	$230,625	$15,388	$62,339	$140,669	$11,925
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	—	(5,968)	—	—	(2,168)	—
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	11,694	224,657	15,388	62,339	138,501	11,925
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	293,171	352,253	292,132	208,851	469,951	173,934
Cost of investments sold	341,289	378,975	350,862	146,164	438,685	133,913
Realized gains (losses) on fund shares	(48,118)	(26,722)	(58,730)	62,687	31,266	40,021
Realized gain distributions	550,981	—	—	322,171	340,615	84,638
Net realized gains (losses)	502,863	(26,722)	(58,730)	384,858	371,881	124,659
Change in unrealized gains (losses)	(1,397,564)	(345,582)	(172,525)	(609,709)	(796,552)	(266,938)
Net realized and change in unrealized gains (losses) on investments	(894,701)	(372,304)	(231,255)	(224,851)	(424,671)	(142,279)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(883,007)	$(147,647)	$(215,867)	$(162,512)	$(286,170)	$(130,354)

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2018

	Federated	Federated	Federated	Fidelity® VIP		Fidelity® VIP
	Fund for	High	Managed	Asset	Fidelity® VIP	Emerging
	U.S. Government	Income Bond	Volatility	Manager Portfolio	Contrafund Portfolio	Markets Portfolio
	Securities II	Fund II	Fund II	Initial Class	Initial Class	Initial Class
ASSETS
Investments, at fair value	$5,100,744	$6,361,162	$2,598,508	$8,407,874	$71,726,955	$785,334
Total assets	$5,100,744	$6,361,162	$2,598,508	$8,407,874	$71,726,955	$785,334
NET ASSETS
Accumulation units	$5,100,744	$6,361,162	$2,598,508	$8,407,874	$71,726,955	$785,334
Total net assets	$5,100,744	$6,361,162	$2,598,508	$8,407,874	$71,726,955	$785,334
FUND SHARE INFORMATION
Number of shares	484,862	1,047,967	270,678	614,611	2,232,398	78,928
Cost of investments	$5,386,248	$6,956,273	$2,582,632	$9,020,378	$63,403,937	$738,294
ACCUMULATION UNIT VALUE
Lowest	$21.42	$29.91	$21.37	$25.60	$19.92	$12.22
Highest	$23.60	$39.34	$30.88	$33.94	$61.64	$12.22

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Federated	Federated	Federated	Fidelity® VIP		Fidelity® VIP
	Fund for	High	Managed	Asset	Fidelity® VIP	Emerging
	U.S. Government	Income Bond	Volatility	Manager Portfolio	Contrafund Portfolio	Markets Portfolio
	Securities II	Fund II	Fund II	Initial Class*	Initial Class*	Initial Class*
NET INVESTMENT INCOME (LOSS)
Dividends	$123,153	$543,836	$82,287	$154,165	$574,518	$5,868
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	(6,598)	(13,598)	(9,169)	(30,280)	(139,713)	—
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	116,555	530,238	73,118	123,885	434,805	5,868
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	528,325	628,881	204,966	649,456	6,730,094	108,404
Cost of investments sold	563,239	655,894	189,203	642,215	5,264,199	83,723
Realized gains (losses) on fund shares	(34,914)	(27,013)	15,763	7,241	1,465,895	24,681
Realized gain distributions	—	—	—	296,132	7,012,834	285
Net realized gains (losses)	(34,914)	(27,013)	15,763	303,373	8,478,729	24,966
Change in unrealized gains (losses)	(67,311)	(735,887)	(341,491)	(933,201)	(13,755,592)	(191,487)
Net realized and change in unrealized gains (losses) on investments	(102,225)	(762,900)	(325,728)	(629,828)	(5,276,863)	(166,521)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$14,330	$(232,662)	$(252,610)	$(505,943)	$(4,842,058)	$(160,653)

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2018

	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP		Fidelity® VIP
	Equity-Income	Government Money	Growth	Fidelity® VIP	High	Fidelity® VIP
	Portfolio	Market Portfolio	& Income Portfolio	Growth Portfolio	Income Portfolio	Index 500 Portfolio
	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class
ASSETS
Investments, at fair value	$34,275,736	$26,005,339	$927,393	$50,566,982	$633,512	$60,200,404
Total assets	$34,275,736	$26,005,339	$927,393	$50,566,982	$633,512	$60,200,404
NET ASSETS
Accumulation units	$34,275,736	$26,005,339	$927,393	$50,566,982	$633,512	$60,200,404
Total net assets	$34,275,736	$26,005,339	$927,393	$50,566,982	$633,512	$60,200,404
FUND SHARE INFORMATION
Number of shares	1,682,658	26,005,338	47,853	801,125	127,467	238,456
Cost of investments	$36,434,008	$26,005,339	$876,187	$35,955,913	$704,483	$36,726,533
ACCUMULATION UNIT VALUE
Lowest	$17.08	$10.57	$19.09	$23.20	$17.65	$28.43
Highest	$55.06	$15.96	$19.09	$65.82	$17.65	$33.27

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP		Fidelity® VIP
	Equity-Income	Government Money	Growth	Fidelity® VIP	High	Fidelity® VIP
	Portfolio	Market Portfolio	& Income Portfolio	Growth Portfolio	Income Portfolio	Index 500 Portfolio
	Initial Class*	Initial Class*	Initial Class*	Initial Class*	Initial Class*	Initial Class*
NET INVESTMENT INCOME (LOSS)
Dividends	$861,099	$394,298	$3,450	$136,924	$36,164	$1,240,240
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	(103,111)	(17,874)	—	(147,074)	—	(38,022)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	757,988	376,424	3,450	(10,150)	36,164	1,202,218
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	3,203,439	3,532,956	96,697	4,646,299	65,533	4,796,185
Cost of investments sold	3,057,511	3,532,957	74,659	2,929,518	67,832	2,655,972
Realized gains (losses) on fund shares	145,928	(1)	22,038	1,716,781	(2,299)	2,140,213
Realized gain distributions	1,767,081	—	55,349	7,770,253	—	319,748
Net realized gains (losses)	1,913,009	(1)	77,387	9,487,034	(2,299)	2,459,961
Change in unrealized gains (losses)	(5,885,135)	1	(172,118)	(9,403,643)	(54,745)	(6,394,889)
Net realized and change in unrealized gains (losses) on investments	(3,972,126)	—	(94,731)	83,391	(57,044)	(3,934,928)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(3,214,138)	$376,424	$(91,281)	$73,241	$(20,880)	$(2,732,710)

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2018

		Fidelity® VIP	Fidelity® VIP		Fidelity® VIP	Fidelity® VIP
	Fidelity® VIP	Investment Grade	Mid	Fidelity® VIP	Real	Value
	Index 500 Portfolio	Bond Portfolio	Cap Portfolio	Overseas Portfolio	Estate Portfolio	Strategies Portfolio
	Service Class	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class
ASSETS
Investments, at fair value	$6,798,457	$6,894,159	$2,799,252	$13,701,410	$1,844,243	$238,123
Total assets	$6,798,457	$6,894,159	$2,799,252	$13,701,410	$1,844,243	$238,123
NET ASSETS
Accumulation units	$6,798,457	$6,894,159	$2,799,252	$13,701,410	$1,844,243	$238,123
Total net assets	$6,798,457	$6,894,159	$2,799,252	$13,701,410	$1,844,243	$238,123
FUND SHARE INFORMATION
Number of shares	27,024	558,684	92,721	716,226	110,566	21,433
Cost of investments	$5,723,188	$7,112,242	$3,087,908	$12,916,501	$2,022,021	$282,378
ACCUMULATION UNIT VALUE
Lowest	$22.00	$15.26	$19.44	$21.64	$17.47	$17.50
Highest	$22.00	$18.57	$19.44	$25.63	$17.47	$17.50

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

		Fidelity® VIP	Fidelity® VIP		Fidelity® VIP	Fidelity® VIP
	Fidelity® VIP	Investment Grade	Mid	Fidelity® VIP	Real	Value
	Index 500 Portfolio	Bond Portfolio	Cap Portfolio	Overseas Portfolio	Estate Portfolio	Strategies Portfolio
	Service Class*	Initial Class*	Initial Class*	Initial Class*	Initial Class*	Initial Class*
NET INVESTMENT INCOME (LOSS)
Dividends	$129,785	$173,154	$21,343	$248,498	$54,484	$2,642
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	—	—	—	(22,241)	—	—
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	129,785	173,154	21,343	226,257	54,484	2,642
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	544,438	597,572	236,630	1,615,065	164,278	17,123
Cost of investments sold	350,942	609,752	212,725	1,315,088	162,247	15,943
Realized gains (losses) on fund shares	193,496	(12,180)	23,905	299,977	2,031	1,180
Realized gain distributions	32,891	41,697	265,668	—	96,690	11,791
Net realized gains (losses)	226,387	29,517	289,573	299,977	98,721	12,971
Change in unrealized gains (losses)	(697,219)	(235,434)	(781,284)	(2,938,837)	(266,635)	(64,157)
Net realized and change in unrealized gains (losses) on investments	(470,832)	(205,917)	(491,711)	(2,638,860)	(167,914)	(51,186)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(341,047)	$(32,763)	$(470,368)	$(2,412,603)	$(113,430)	$(48,544)

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2018

			Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Franklin Templeton	Franklin Templeton	Mutual Global	Mutual	Small	Small-Mid
	Global Bond	Income	Discovery	Shares	Cap Value	Cap Growth
	VIP Fund Class 1	VIP Fund Class 1	VIP Fund Class 1	VIP Fund Class 1	VIP Fund Class 1	VIP Fund Class 1
ASSETS
Investments, at fair value	$1,200,254	$778,994	$1,047,971	$460,111	$1,190,051	$837,309
Total assets	$1,200,254	$778,994	$1,047,971	$460,111	$1,190,051	$837,309
NET ASSETS
Accumulation units	$1,200,254	$778,994	$1,047,971	$460,111	$1,190,051	$837,309
Total net assets	$1,200,254	$778,994	$1,047,971	$460,111	$1,190,051	$837,309
FUND SHARE INFORMATION
Number of shares	68,430	51,048	60,021	25,980	78,603	49,138
Cost of investments	$1,225,601	$799,921	$1,234,812	$501,070	$1,449,902	$981,365
ACCUMULATION UNIT VALUE
Lowest	$17.02	$16.72	$16.38	$16.10	$20.25	$20.89
Highest	$17.02	$16.72	$16.38	$16.10	$20.25	$20.89

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

			Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Franklin Templeton	Franklin Templeton	Mutual Global	Mutual	Small	Small-Mid
	Global Bond	Income	Discovery	Shares	Cap Value	Cap Growth
	VIP Fund Class 1*	VIP Fund Class 1*	VIP Fund Class 1*	VIP Fund Class 1*	VIP Fund Class 1*	VIP Fund Class 1*
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$40,721	$29,465	$13,145	$14,836	$—
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	—	—	—	—	—	—
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	—	40,721	29,465	13,145	14,836	—
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	167,316	91,829	61,058	39,096	76,565	68,469
Cost of investments sold	176,925	88,167	62,529	35,194	75,188	71,712
Realized gains (losses) on fund shares	(9,609)	3,662	(1,471)	3,902	1,377	(3,243)
Realized gain distributions	—	—	13,990	18,324	194,274	85,238
Net realized gains (losses)	(9,609)	3,662	12,519	22,226	195,651	81,995
Change in unrealized gains (losses)	35,869	(77,044)	(169,036)	(78,618)	(383,441)	(127,814)
Net realized and change in unrealized gains (losses) on investments	26,260	(73,382)	(156,517)	(56,392)	(187,790)	(45,819)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$26,260	$(32,661)	$(127,052)	$(43,247)	$(172,954)	$(45,819)

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2018

	Franklin Templeton	Franklin Templeton	Guggenheim
	Strategic	U.S. Government	VT U.S.	Invesco V.I.	Invesco V.I.
	Income	Securities	Long Short	American	American	Invesco V.I.
	VIP Fund Class 1	VIP Fund Class 1	Equity Fund	Franchise	Value	Core Equity
ASSETS
Investments, at fair value	$471,335	$405,600	$820,879	$1,896,556	$8,109,882	$612,211
Total assets	$471,335	$405,600	$820,879	$1,896,556	$8,109,882	$612,211
NET ASSETS
Accumulation units	$471,335	$405,600	$820,879	$1,896,556	$8,109,882	$612,211
Total net assets	$471,335	$405,600	$820,879	$1,896,556	$8,109,882	$612,211
FUND SHARE INFORMATION
Number of shares	44,257	33,604	62,235	33,186	585,129	19,787
Cost of investments	$512,176	$430,228	$850,364	$1,509,656	$9,066,294	$614,141
ACCUMULATION UNIT VALUE
Lowest	$16.03	$13.11	$23.71	$19.53	$18.22	$19.64
Highest	$16.03	$13.11	$23.71	$19.53	$29.36	$19.64

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Franklin Templeton	Franklin Templeton	Guggenheim
	Strategic	U.S. Government	VT U.S.	Invesco V.I.	Invesco V.I.
	Income	Securities	Long Short	American	American	Invesco V.I.
	VIP Fund Class 1*	VIP Fund Class 1*	Equity Fund	Franchise	Value	Core Equity
NET INVESTMENT INCOME (LOSS)
Dividends	$13,233	$11,101	$—	$—	$47,672	$6,297
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	—	—	—	—	(13,369)	—
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	13,233	11,101	—	—	34,303	6,297
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	48,476	49,385	53,397	247,087	998,749	47,616
Cost of investments sold	52,699	53,117	44,025	153,971	826,578	39,587
Realized gains (losses) on fund shares	(4,223)	(3,732)	9,372	93,116	172,171	8,029
Realized gain distributions	—	—	121,918	136,099	1,364,289	45,098
Net realized gains (losses)	(4,223)	(3,732)	131,290	229,215	1,536,460	53,127
Change in unrealized gains (losses)	(17,874)	(4,792)	(251,701)	(282,259)	(2,727,256)	(122,535)
Net realized and change in unrealized gains (losses) on investments	(22,097)	(8,524)	(120,411)	(53,044)	(1,190,796)	(69,408)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(8,864)	$2,577	$(120,411)	$(53,044)	$(1,156,493)	$(63,111)

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2018

		Invesco V.I.	Invesco V.I.			Invesco V.I.
	Invesco V.I.	Growth and	Growth and		Invesco V.I.	Mid Cap
	Government	Income Fund	Income Fund	Invesco V.I.	Mid Cap	Growth
	Securities	Series I	Series II	High Yield	Core Equity	Fund Series II
ASSETS
Investments, at fair value	$1,193,383	$5,001,609	$4,274,676	$365,802	$2,111,742	$3,706,275
Total assets	$1,193,383	$5,001,609	$4,274,676	$365,802	$2,111,742	$3,706,275
NET ASSETS
Accumulation units	$1,193,383	$5,001,609	$4,274,676	$365,802	$2,111,742	$3,706,275
Total net assets	$1,193,383	$5,001,609	$4,274,676	$365,802	$2,111,742	$3,706,275
FUND SHARE INFORMATION
Number of shares	106,362	285,643	244,547	72,293	192,502	793,635
Cost of investments	$1,245,687	$5,706,781	$4,934,750	$389,258	$2,427,588	$3,643,891
ACCUMULATION UNIT VALUE
Lowest	$11.56	$18.78	$24.58	$13.60	$23.61	$25.61
Highest	$11.56	$36.96	$27.63	$13.60	$23.61	$28.38

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

		Invesco V.I.	Invesco V.I.			Invesco V.I.
	Invesco V.I.	Growth and	Growth and		Invesco V.I.	Mid Cap
	Government	Income Fund	Income Fund	Invesco V.I.	Mid Cap	Growth
	Securities	Series I	Series II	High Yield	Core Equity	Fund Series II
NET INVESTMENT INCOME (LOSS)
Dividends	$27,318	$119,061	$91,019	$19,277	$12,298	$—
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	—	—	(12,941)	—	—	(5,717)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	27,318	119,061	78,078	19,277	12,298	(5,717)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	211,550	301,712	626,909	32,591	148,650	428,573
Cost of investments sold	221,968	274,022	582,128	32,472	137,831	350,706
Realized gains (losses) on fund shares	(10,418)	27,690	44,781	119	10,819	77,867
Realized gain distributions	—	542,645	478,477	—	340,333	473,624
Net realized gains (losses)	(10,418)	570,335	523,258	119	351,152	551,491
Change in unrealized gains (losses)	(11,127)	(1,459,183)	(1,296,796)	(32,313)	(632,582)	(769,463)
Net realized and change in unrealized gains (losses) on investments	(21,545)	(888,848)	(773,538)	(32,194)	(281,430)	(217,972)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$5,773	$(769,787)	$(695,460)	$(12,917)	$(269,132)	$(223,689)

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2018

		Janus Henderson		Janus Henderson	Janus Henderson	Janus Henderson
	Invesco V.I.	Balanced	Janus Henderson	Enterprise	Flexible	Forty
	Value	Portfolio	Balanced Portfolio	Portfolio	Bond Portfolio	Portfolio
	Opportunity	Institutional Shares	Service Shares	Institutional Shares	Institutional Shares	Institutional Shares
ASSETS
Investments, at fair value	$4,504,368	$33,962,506	$6,777,655	$42,391,085	$5,834,492	$6,869,124
Total assets	$4,504,368	$33,962,506	$6,777,655	$42,391,085	$5,834,492	$6,869,124
NET ASSETS
Accumulation units	$4,504,368	$33,962,506	$6,777,655	$42,391,085	$5,834,492	$6,869,124
Total net assets	$4,504,368	$33,962,506	$6,777,655	$42,391,085	$5,834,492	$6,869,124
FUND SHARE INFORMATION
Number of shares	818,976	1,006,296	190,437	632,514	520,472	195,146
Cost of investments	$5,877,754	$27,332,313	$5,614,916	$27,475,450	$6,264,540	$7,038,147
ACCUMULATION UNIT VALUE
Lowest	$15.02	$21.48	$34.96	$25.87	$16.11	$21.44
Highest	$16.65	$76.53	$34.96	$91.18	$36.23	$42.72

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

		Janus Henderson		Janus Henderson	Janus Henderson	Janus Henderson
	Invesco V.I.	Balanced	Janus Henderson	Enterprise	Flexible	Forty
	Value	Portfolio	Balanced Portfolio	Portfolio	Bond Portfolio	Portfolio
	Opportunity	Institutional Shares	Service Shares	Institutional Shares	Institutional Shares	Institutional Shares
NET INVESTMENT INCOME (LOSS)
Dividends	$17,700	$776,192	$126,729	$113,263	$186,122	$—
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	(2,423)	(89,630)	—	(135,070)	(7,457)	(4,362)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	15,277	686,562	126,729	(21,807)	178,665	(4,362)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	1,341,781	2,573,768	524,220	4,747,603	460,243	573,285
Cost of investments sold	1,267,409	1,993,214	408,352	2,688,275	486,688	509,489
Realized gains (losses) on fund shares	74,372	580,554	115,868	2,059,328	(26,445)	63,796
Realized gain distributions	567,855	984,535	183,940	2,203,177	—	1,015,646
Net realized gains (losses)	642,227	1,565,089	299,808	4,262,505	(26,445)	1,079,442
Change in unrealized gains (losses)	(1,703,118)	(2,048,845)	(389,084)	(4,248,601)	(221,778)	(953,046)
Net realized and change in unrealized gains (losses) on investments	(1,060,891)	(483,756)	(89,276)	13,904	(248,223)	126,396
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(1,045,614)	$202,806	$37,453	$(7,903)	$(69,558)	$122,034

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2018

	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson
	Global Research	Global Research	Global	Mid	Mid Cap Value	Overseas
	Portfolio	Portfolio	Technology Portfolio	Cap Value Portfolio	Portfolio	Portfolio
	Institutional Shares	Service Shares	Institutional Shares	Institutional Shares	Service Shares	Institutional Shares
ASSETS
Investments, at fair value	$25,260,958	$997,212	$967,643	$519,129	$3,791,109	$921,122
Total assets	$25,260,958	$997,212	$967,643	$519,129	$3,791,109	$921,122
NET ASSETS
Accumulation units	$25,260,958	$997,212	$967,643	$519,129	$3,791,109	$921,122
Total net assets	$25,260,958	$997,212	$967,643	$519,129	$3,791,109	$921,122
FUND SHARE INFORMATION
Number of shares	535,985	21,608	87,490	36,870	278,349	34,486
Cost of investments	$15,801,974	$713,861	$738,760	$605,962	$4,355,630	$1,132,577
ACCUMULATION UNIT VALUE
Lowest	$22.82	$27.73	$33.49	$18.47	$28.17	$7.81
Highest	$45.00	$27.73	$33.49	$18.47	$28.17	$7.81

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson
	Global Research	Global Research	Global	Mid	Mid Cap Value	Overseas
	Portfolio	Portfolio	Technology Portfolio	Cap Value Portfolio	Portfolio	Portfolio
	Institutional Shares	Service Shares	Institutional Shares	Institutional Shares	Service Shares	Institutional Shares
NET INVESTMENT INCOME (LOSS)
Dividends	$322,391	$11,315	$—	$6,182	$39,390	$17,912
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	(92,637)	—	—	—	—	—
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	229,754	11,315	—	6,182	39,390	17,912
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	2,282,046	125,450	115,716	49,222	281,574	127,351
Cost of investments sold	1,279,480	75,711	75,695	46,686	267,632	143,192
Realized gains (losses) on fund shares	1,002,566	49,739	40,021	2,536	13,942	(15,841)
Realized gain distributions	—	—	44,967	49,468	390,089	—
Net realized gains (losses)	1,002,566	49,739	84,988	52,004	404,031	(15,841)
Change in unrealized gains (losses)	(3,164,709)	(136,169)	(75,967)	(139,243)	(1,050,372)	(156,287)
Net realized and change in unrealized gains (losses) on investments	(2,162,143)	(86,430)	9,021	(87,239)	(646,341)	(172,128)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(1,932,389)	$(75,115)	$9,021	$(81,057)	$(606,951)	$(154,216)

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2018

	Janus Henderson	Janus Henderson	Lazard Retirement	Legg Mason	Legg Mason Western
	Overseas	Research	Emerging	ClearBridge Variable	Assets Variable	MFS® High
	Portfolio	Portfolio	Markets	Large Cap Value	Global High Yield	Yield Portfolio
	Service Shares	Institutional Shares	Equity Portfolio	Portfolio Class I	Bond Portfolio Class I	Initial Class
ASSETS
Investments, at fair value	$4,359,993	$29,758,906	$1,248,106	$2,944,603	$2,200,208	$1,085,276
Total assets	$4,359,993	$29,758,906	$1,248,106	$2,944,603	$2,200,208	$1,085,276
NET ASSETS
Accumulation units	$4,359,993	$29,758,906	$1,248,106	$2,944,603	$2,200,208	$1,085,276
Total net assets	$4,359,993	$29,758,906	$1,248,106	$2,944,603	$2,200,208	$1,085,276
FUND SHARE INFORMATION
Number of shares	170,047	883,054	66,389	164,779	331,357	205,545
Cost of investments	$6,275,867	$23,075,492	$1,320,073	$3,103,226	$2,549,798	$1,237,155
ACCUMULATION UNIT VALUE
Lowest	$7.14	$30.64	$52.21	$23.77	$22.53	$12.06
Highest	$7.66	$55.39	$52.21	$26.34	$22.53	$12.06

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Janus Henderson	Janus Henderson	Lazard Retirement	Legg Mason	Legg Mason Western
	Overseas	Research	Emerging	ClearBridge Variable	Assets Variable	MFS® High
	Portfolio	Portfolio	Markets	Large Cap Value	Global High Yield	Yield Portfolio
	Service Shares	Institutional Shares	Equity Portfolio*	Portfolio Class I*	Bond Portfolio Class I*	Initial Class*
NET INVESTMENT INCOME (LOSS)
Dividends	$85,820	$183,656	$26,642	$60,816	$120,229	$62,470
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	(3,667)	(110,199)	—	(3,122)	—	—
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	82,153	73,457	26,642	57,694	120,229	62,470
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	556,724	2,818,990	128,726	1,029,942	193,387	62,328
Cost of investments sold	677,538	1,928,979	117,743	1,001,501	211,254	66,971
Realized gains (losses) on fund shares	(120,814)	890,011	10,983	28,441	(17,867)	(4,643)
Realized gain distributions	—	1,611,866	—	255,199	—	—
Net realized gains (losses)	(120,814)	2,501,877	10,983	283,640	(17,867)	(4,643)
Change in unrealized gains (losses)	(734,577)	(3,313,876)	(321,519)	(676,931)	(194,159)	(92,535)
Net realized and change in unrealized gains (losses) on investments	(855,391)	(811,999)	(310,536)	(393,291)	(212,026)	(97,178)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(773,238)	$(738,542)	$(283,894)	$(335,597)	$(91,797)	$(34,708)

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2018

		MFS® Mass
	MFS® Investors	Investors Growth	MFS® New	MFS® Total
	Trust	Stock Portfolio	Discovery	Return	MFS® Utilities	MFS® Value
	Series Initial Class	Initial Class	Series Initial Class	Series Initial Class	Series Initial Class	Series Initial Class
ASSETS
Investments, at fair value	$4,637,294	$1,057,157	$9,483,193	$11,014,317	$2,639,457	$1,941,641
Total assets	$4,637,294	$1,057,157	$9,483,193	$11,014,317	$2,639,457	$1,941,641
NET ASSETS
Accumulation units	$4,637,294	$1,057,157	$9,483,193	$11,014,317	$2,639,457	$1,941,641
Total net assets	$4,637,294	$1,057,157	$9,483,193	$11,014,317	$2,639,457	$1,941,641
FUND SHARE INFORMATION
Number of shares	171,434	60,066	543,138	505,708	89,839	112,234
Cost of investments	$3,744,606	$1,052,530	$8,640,062	$10,399,132	$2,478,201	$1,833,074
ACCUMULATION UNIT VALUE
Lowest	$29.62	$13.54	$56.35	$32.03	$61.34	$30.31
Highest	$29.62	$13.54	$56.35	$32.03	$61.34	$30.31

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

		MFS® Mass
	MFS® Investors	Investors Growth	MFS® New	MFS® Total
	Trust	Stock Portfolio	Discovery	Return	MFS® Utilities	MFS® Value
	Series Initial Class*	Initial Class*	Series Initial Class*	Series Initial Class*	Series Initial Class*	Series Initial Class*
NET INVESTMENT INCOME (LOSS)
Dividends	$32,586	$6,517	$—	$260,544	$29,777	$33,281
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	—	—	—	—	—	—
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	32,586	6,517	—	260,544	29,777	33,281
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	1,100,983	49,374	1,116,516	749,248	234,129	128,730
Cost of investments sold	771,166	44,980	815,779	642,743	217,922	102,802
Realized gains (losses) on fund shares	329,817	4,394	300,737	106,505	16,207	25,928
Realized gain distributions	226,459	66,309	1,433,119	530,886	10,339	144,893
Net realized gains (losses)	556,276	70,703	1,733,856	637,391	26,546	170,821
Change in unrealized gains (losses)	(839,754)	(67,440)	(1,782,998)	(1,556,466)	(28,466)	(421,725)
Net realized and change in unrealized gains (losses) on investments	(283,478)	3,263	(49,142)	(919,075)	(1,920)	(250,904)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(250,892)	$9,780	$(49,142)	$(658,531)	$27,857	$(217,623)

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2018

		MFS® VIT		Morgan Stanley	Morgan Stanley	Morgan Stanley
	MFS® VIT	New Discovery	MFS® VIT	VIF Emerging	VIF	VIF U.S.
	Growth Series	Series	Research Series	Markets Equity	Growth	Real Estate
	Initial Class	Service Class	Initial Class	Portfolio Class I	Portfolio Class I	Portfolio Class I
ASSETS
Investments, at fair value	$8,649,495	$685,821	$3,743,865	$450,137	$3,828,794	$5,696,255
Total assets	$8,649,495	$685,821	$3,743,865	$450,137	$3,828,794	$5,696,255
NET ASSETS
Accumulation units	$8,649,495	$685,821	$3,743,865	$450,137	$3,828,794	$5,696,255
Total net assets	$8,649,495	$685,821	$3,743,865	$450,137	$3,828,794	$5,696,255
FUND SHARE INFORMATION
Number of shares	$183,993	$43,106	$150,175	$31,065	$133,780	$291,816
Cost of investments	$5,430,274	$728,549	$3,307,109	$438,340	$3,505,239	$4,869,360
ACCUMULATION UNIT VALUE
Lowest	$39.98	$28.88	$32.35	$9.18	$31.70	$44.83
Highest	$39.98	$28.88	$32.35	$9.18	$49.14	$44.83

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

		MFS® VIT		Morgan Stanley	Morgan Stanley	Morgan Stanley
	MFS® VIT	New Discovery	MFS® VIT	VIF Emerging	VIF	VIF U.S.
	Growth Series	Series	Research Series	Markets Equity	Growth	Real Estate
	Initial Class*	Service Class*	Initial Class*	Portfolio Class I*	Portfolio Class I	Portfolio Class I
NET INVESTMENT INCOME (LOSS)
Dividends	$8,748	$—	$29,008	$2,198	$—	$169,550
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	—	(5,475)	—	—	(8,154)	—
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	8,748	(5,475)	29,008	2,198	(8,154)	169,550
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	1,425,340	96,766	204,480	39,423	583,063	496,038
Cost of investments sold	736,845	84,056	148,644	33,077	440,262	387,106
Realized gains (losses) on fund shares	688,495	12,710	55,836	6,346	142,801	108,932
Realized gain distributions	649,174	111,974	479,193	—	791,407	—
Net realized gains (losses)	1,337,669	124,684	535,029	6,346	934,208	108,932
Change in unrealized gains (losses)	(1,016,989)	(139,473)	(727,445)	(98,883)	(641,901)	(755,255)
Net realized and change in unrealized gains (losses) on investments	320,680	(14,789)	(192,416)	(92,537)	292,307	(646,323)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$329,428	$(20,264)	$(163,408)	$(90,339)	$284,153	$(476,773)

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2018

	Morningstar	Morningstar	Morningstar	Morningstar	Morningstar Income
	Aggressive Growth	Balanced	Conservative ETF	Growth ETF	and Growth ETF	Oppenheimer
	ETF Asset Allocation	ETF Asset Allocation	Asset Allocation	Asset Allocation	Asset Allocation	Conservative
	Portfolio Class I	Portfolio Class I	Portfolio Class I	Portfolio Class I	Portfolio Class I	Balance Fund/VA
ASSETS
Investments, at fair value	$8,141,820	$10,972,172	$1,245,740	$16,074,199	$2,338,536	$371,959
Total assets	$8,141,820	$10,972,172	$1,245,740	$16,074,199	$2,338,536	$371,959
NET ASSETS
Accumulation units	$8,141,820	$10,972,172	$1,245,740	$16,074,199	$2,338,536	$371,959
Total net assets	$8,141,820	$10,972,172	$1,245,740	$16,074,199	$2,338,536	$371,959
FUND SHARE INFORMATION
Number of shares	$765,929	$1,166,012	$118,642	$1,626,943	$254,465	$25,777
Cost of investments	$8,619,622	$12,323,455	$1,310,863	$17,149,022	$2,628,912	$357,174
ACCUMULATION UNIT VALUE
Lowest	$15.49	$15.16	$13.51	$15.51	$14.33	$12.20
Highest	$23.99	$19.99	$14.61	$22.57	$17.05	$12.20

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Morningstar	Morningstar	Morningstar	Morningstar	Morningstar Income
	Aggressive Growth	Balanced	Conservative ETF	Growth ETF	and Growth ETF	Oppenheimer
	ETF Asset Allocation	ETF Asset Allocation	Asset Allocation	Asset Allocation	Asset Allocation	Conservative
	Portfolio Class I	Portfolio Class I	Portfolio Class I	Portfolio Class I	Portfolio Class I	Balance Fund/VA*
NET INVESTMENT INCOME (LOSS)
Dividends	$145,123	$254,296	$28,522	$325,073	$60,685	$8,148
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	(943)	(4,527)	(211)	(1,681)	(402)	—
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	144,180	249,769	28,311	323,392	60,283	8,148
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	1,154,846	1,618,905	151,687	1,858,146	174,983	77,556
Cost of investments sold	1,029,329	1,541,196	153,777	1,599,960	181,486	66,451
Realized gains (losses) on fund shares	125,517	77,709	(2,090)	258,186	(6,503)	11,105
Realized gain distributions	726,614	999,366	16,921	1,598,795	98,115	9,635
Net realized gains (losses)	852,131	1,077,075	14,831	1,856,981	91,612	20,740
Change in unrealized gains (losses)	(1,835,934)	(2,034,808)	(67,494)	(3,517,609)	(249,822)	(49,207)
Net realized and change in unrealized gains (losses) on investments	(983,803)	(957,733)	(52,663)	(1,660,628)	(158,210)	(28,467)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(839,623)	$(707,964)	$(24,352)	$(1,337,236)	$(97,927)	$(20,319)

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2018

	Oppenheimer			Oppenheimer		Oppenheimer
	Discovery		Oppenheimer	Global	Oppenheimer	International
	Mid-Cap	Oppenheimer	Global Fund/VA	Strategic	International	Growth Fund/VA
	Growth Fund/VA	Global Fund/VA	Service Shares	Income Fund/VA	Growth Fund/VA	Service Shares
ASSETS
Investments, at fair value	$2,151,124	$1,298,270	$9,439,532	$355,071	$1,579,184	$1,488,177
Total assets	$2,151,124	$1,298,270	$9,439,532	$355,071	$1,579,184	$1,488,177
NET ASSETS
Accumulation units	$2,151,124	$1,298,270	$9,439,532	$355,071	$1,579,184	$1,488,177
Total net assets	$2,151,124	$1,298,270	$9,439,532	$355,071	$1,579,184	$1,488,177
FUND SHARE INFORMATION
Number of shares	$31,335	$34,165	$251,520	$76,196	$777,923	$701,970
Cost of investments	$1,917,194	$1,241,888	$8,314,920	$396,105	$1,639,209	$1,482,692
ACCUMULATION UNIT VALUE
Lowest	$24.96	$18.08	$28.10	$14.13	$13.00	$21.98
Highest	$24.96	$18.08	$28.10	$14.13	$42.83	$21.98

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Oppenheimer			Oppenheimer		Oppenheimer
	Discovery		Oppenheimer	Global	Oppenheimer	International
	Mid-Cap	Oppenheimer	Global Fund/VA	Strategic	International	Growth Fund/VA
	Growth Fund/VA*	Global Fund/VA*	Service Shares*	Income Fund/VA*	Growth Fund/VA	Service Shares
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$14,212	$85,200	$17,631	$15,738	$11,137
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	—	—	—	—	—	(13,084)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	—	14,212	85,200	17,631	15,738	(1,947)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	167,735	137,281	890,364	26,282	196,667	310,005
Cost of investments sold	115,696	102,463	636,102	28,208	160,278	251,576
Realized gains (losses) on fund shares	52,039	34,818	254,262	(1,926)	36,389	58,429
Realized gain distributions	341,626	100,481	794,655	—	35,615	35,299
Net realized gains (losses)	393,665	135,299	1,048,917	(1,926)	72,004	93,728
Change in unrealized gains (losses)	(524,252)	(342,442)	(2,570,279)	(32,032)	(460,216)	(476,874)
Net realized and change in unrealized gains (losses) on investments	(130,587)	(207,143)	(1,521,362)	(33,958)	(388,212)	(383,146)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(130,587)	$(192,931)	$(1,436,162)	$(16,327)	$(372,474)	$(385,093)

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2018

		Oppenheimer	Oppenheimer		PIMCO VIT	PIMCO VIT Real
	Oppenheimer	Main Street	Main Street Small	Oppenheimer	Int. Bond	Return
	Main Street	Small	Cap Fund®/VA	Total Return	U.S. Dollar-Hedged	Portfolio
	Fund®/VA	Cap Fund®/VA	Service Shares	Bond Fund/VA	Admin. Shares	Admin. Shares
ASSETS
Investments, at fair value	$509,823	$10,177,829	$5,422,182	$237,296	$3,083,080	$3,375,306
Total assets	$509,823	$10,177,829	$5,422,182	$237,296	$3,083,080	$3,375,306
NET ASSETS
Accumulation units	$509,823	$10,177,829	$5,422,182	$237,296	$3,083,080	$3,375,306
Total net assets	$509,823	$10,177,829	$5,422,182	$237,296	$3,083,080	$3,375,306
FUND SHARE INFORMATION
Number of shares	$19,016	$499,893	$270,703	$31,682	$284,417	$284,836
Cost of investments	$580,229	$10,229,850	$6,023,570	$245,243	$2,992,301	$3,661,746
ACCUMULATION UNIT VALUE
Lowest	$10.05	$22.77	$31.84	$10.27	$20.68	$17.31
Highest	$10.05	$49.82	$35.79	$10.27	$23.24	$17.31

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

		Oppenheimer	Oppenheimer		PIMCO VIT	PIMCO VIT Real
	Oppenheimer	Main Street	Main Street Small	Oppenheimer	Int. Bond	Return
	Main Street	Small	Cap Fund®/VA	Total Return	U.S. Dollar-Hedged	Portfolio
	Fund®/VA*	Cap Fund®/VA*	Service Shares	Bond Fund/VA	Admin. Shares*	Admin. Shares*
NET INVESTMENT INCOME (LOSS)
Dividends	$6,464	$36,984	$4,200	$7,447	$41,299	$84,826
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	—	—	(11,062)	—	(4,234)	—
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	6,464	36,984	(6,862)	7,447	37,065	84,826
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	63,947	1,007,863	1,298,216	21,271	501,792	205,078
Cost of investments sold	63,203	805,890	1,280,026	21,799	484,981	220,074
Realized gains (losses) on fund shares	744	201,973	18,190	(528)	16,811	(14,996)
Realized gain distributions	48,623	1,523,347	916,730	—	10,064	—
Net realized gains (losses)	49,367	1,725,320	934,920	(528)	26,875	(14,996)
Change in unrealized gains (losses)	(99,407)	(2,882,389)	(1,622,219)	(8,924)	(2,577)	(146,657)
Net realized and change in unrealized gains (losses) on investments	(50,040)	(1,157,069)	(687,299)	(9,452)	24,298	(161,653)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(43,576)	$(1,120,085)	$(694,161)	$(2,005)	$61,363	$(76,827)

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2018

	PIMCO VIT		Putnam	Putnam
	Total Return	Putnam	VT International	VT International	T. Rowe Price	T. Rowe Price
	Portfolio	VT High Yield	Value Fund	Value Fund	Blue Chip Growth	Equity Income
	Admin. Shares	Fund Class IA	Class IA	Class IB	Portfolio I	Portfolio I
ASSETS
Investments, at fair value	$13,282,691	$1,007,374	$757,949	$2,139,404	$5,157,417	$23,921,880
Total assets	$13,282,691	$1,007,374	$757,949	$2,139,404	$5,157,417	$23,921,880
NET ASSETS
Accumulation units	$13,282,691	$1,007,374	$757,949	$2,139,404	$5,157,417	$23,921,880
Total net assets	$13,282,691	$1,007,374	$757,949	$2,139,404	$5,157,417	$23,921,880
FUND SHARE INFORMATION
Number of shares	$1,267,432	$169,592	$80,037	$228,569	$167,503	$1,024,053
Cost of investments	$13,761,752	$1,116,953	$861,876	$2,544,431	$2,338,314	$23,986,010
ACCUMULATION UNIT VALUE
Lowest	$19.51	$30.57	$25.25	$16.43	$39.06	$35.93
Highest	$21.93	$30.57	$25.25	$18.46	$39.06	$35.93

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	PIMCO VIT		Putnam	Putnam
	Total Return	Putnam	VT International	VT International	T. Rowe Price	T. Rowe Price
	Portfolio	VT High Yield	Value Fund	Value Fund	Blue Chip Growth	Equity Income
	Admin. Shares*	Fund Class IA*	Class IA*	Class IB*	Portfolio I*	Portfolio I*
NET INVESTMENT INCOME (LOSS)
Dividends	$348,897	$63,947	$19,802	$49,779	$—	$547,786
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	(13,662)	—	—	(3,819)	—	—
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	335,235	63,947	19,802	45,960	—	547,786
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	1,508,105	97,631	105,844	254,845	618,600	2,017,651
Cost of investments sold	1,542,855	102,613	106,523	257,713	227,115	1,631,807
Realized gains (losses) on fund shares	(34,750)	(4,982)	(679)	(2,868)	391,485	385,844
Realized gain distributions	160,456	—	—	—	168,870	2,401,534
Net realized gains (losses)	125,706	(4,982)	(679)	(2,868)	560,355	2,787,378
Change in unrealized gains (losses)	(559,119)	(96,352)	(182,171)	(503,539)	(419,286)	(5,840,505)
Net realized and change in unrealized gains (losses) on investments	(433,413)	(101,334)	(182,850)	(506,407)	141,069	(3,053,127)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(98,178)	$(37,387)	$(163,048)	$(460,447)	$141,069	$(2,505,341)

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2018

				VanEck VIP	VanEck VIP	Wells Fargo
	T. Rowe Price	T. Rowe Price	T. Rowe Price	Emerging	Global	VT Advantage
	International	Mid-Cap	New America	Markets	Hard Assets	Discovery
	Stock I	Growth I	Growth I	Fund Initial Class	Fund Initial Class	Fund
ASSETS
Investments, at fair value	$3,440,934	$10,415,196	$2,793,855	$4,230,751	$2,490,895	$5,508,326
Total assets	$3,440,934	$10,415,196	$2,793,855	$4,230,751	$2,490,895	$5,508,326
NET ASSETS
Accumulation units	$3,440,934	$10,415,196	$2,793,855	$4,230,751	$2,490,895	$5,508,326
Total net assets	$3,440,934	$10,415,196	$2,793,855	$4,230,751	$2,490,895	$5,508,326
FUND SHARE INFORMATION
Number of shares	$263,875	$439,460	$108,753	$354,631	$146,351	$210,724
Cost of investments	$3,791,814	$10,461,685	$2,561,000	$4,530,072	$3,874,254	$4,844,606
ACCUMULATION UNIT VALUE
Lowest	$20.20	$76.33	$38.45	$32.89	$19.80	$37.34
Highest	$20.20	$76.33	$38.45	$32.89	$19.80	$37.34

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

				VanEck VIP	VanEck VIP	Wells Fargo
	T. Rowe Price	T. Rowe Price	T. Rowe Price	Emerging	Global	VT Advantage
	International	Mid-Cap	New America	Markets	Hard Assets	Discovery
	Stock I*	Growth I*	Growth I*	Fund Initial Class	Fund Initial Class	Fund*
NET INVESTMENT INCOME (LOSS)
Dividends	$56,065	$—	$5,047	$14,321	$—	$—
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	—	—	—	—	—	—
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	56,065	—	5,047	14,321	—	—
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	821,477	3,340,677	623,538	396,510	186,084	604,056
Cost of investments sold	742,542	2,786,063	489,784	343,038	222,585	423,696
Realized gains (losses) on fund shares	78,935	554,614	133,754	53,472	(36,501)	180,360
Realized gain distributions	394,891	1,608,908	319,964	—	—	776,611
Net realized gains (losses)	473,826	2,163,522	453,718	53,472	(36,501)	956,971
Change in unrealized gains (losses)	(1,130,714)	(2,241,016)	(399,647)	(1,330,170)	(917,341)	(1,345,277)
Net realized and change in unrealized gains (losses) on investments	(656,888)	(77,494)	54,071	(1,276,698)	(953,842)	(388,306)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(600,823)	$(77,494)	$59,118	$(1,262,377)	$(953,842)	$(388,306)

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2018

Wells Fargo
VT Advantage
Opportunity
Fund
ASSETS
Investments, at fair value	$6,721,747
Total assets	$6,721,747
NET ASSETS
Accumulation units	$6,721,747
Total net assets	$6,721,747
FUND SHARE INFORMATION
Number of shares	$294,168
Cost of investments	$6,419,012
ACCUMULATION UNIT VALUE
Lowest	$27.97
Highest	$27.97

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

Wells Fargo
VT Advantage
Opportunity
Fund*
NET INVESTMENT INCOME (LOSS)
Dividends	$14,381
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	—
Policy Administration	—
Net investment income (loss)	14,381
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	968,422
Cost of investments sold	770,816
Realized gains (losses) on fund shares	197,606
Realized gain distributions	723,922
Net realized gains (losses)	921,528
Change in unrealized gains (losses)	(1,430,550)
Net realized and change in unrealized gains (losses) on investments	(509,022)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(494,641)

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	AB VPS	AB VPS	AB VPS
	Growth	International	International
	and Income	Growth	Value
	Class A*	Class A*	Class A*
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$7,072	$2,831	$4,002
Net realized gains (losses)	92,223	16,704	1,767
Change in unrealized gains (losses)	(142,704)	(97,503)	(68,708)
Increase (decrease) in net assets from operations	(43,409)	(77,968)	(62,939)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	121,440	95,415	54,513
Benefit payments	—	(268)	—
Payments on termination	(27,776)	(35,903)	(11,434)
Loans	(1,323)	(37,786)	(1,870)
Policy maintenance charge	(64,173)	(43,578)	(27,430)
Transfers among the sub-accounts and with the Fixed Account - net	54,305	16,665	6,292
Increase (decrease) in net assets from policy transactions	82,473	(5,455)	20,071
INCREASE (DECREASE) IN NET ASSETS	39,064	(83,423)	(42,868)
NET ASSETS AT BEGINNING OF PERIOD	663,477	477,339	263,379
NET ASSETS AT END OF PERIOD	$702,541	$393,916	$220,511
Accumulation Units outstanding at beginning of period	30,303	42,728	28,455
Units issued	6,297	7,552	4,719
Units redeemed	(2,606)	(7,588)	(2,320)
Accumulation Units outstanding at end of period	33,994	42,692	30,854

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

	AB VPS	AB VPS	AB VPS
	Growth	International	International
	and Income	Growth	Value
	Class A	Class A	Class A
	2017	2017	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$8,823	$4,496	$5,401
Net realized gains (losses)	61,696	6,384	1,665
Change in unrealized gains (losses)	35,191	100,379	39,295
Increase (decrease) in net assets from operations	105,710	111,259	46,361
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	109,990	100,917	57,064
Benefit payments	(1,780)	(509)	—
Payments on termination	(26,655)	(39,136)	(5,265)
Loan - net	(516)	(6,129)	1,040
Policy Maintenance Charge	(58,673)	(42,036)	(24,438)
Transfers among the sub-accounts and with the Fixed Account - net	(111)	40,356	21,363
Increase (decrease) in net assets from policy transactions	22,255	53,463	49,764
INCREASE (DECREASE) IN NET ASSETS	127,965	164,722	96,125
NET ASSETS AT BEGINNING OF PERIOD	535,512	312,617	167,254
NET ASSETS AT END OF PERIOD	$663,477	$477,339	$263,379
Accumulation Units outstanding at beginning of period	29,088	37,782	22,663
Units issued	2,930	9,950	7,654
Units redeemed	(1,715)	(5,004)	(1,862)
Accumulation Units outstanding at end of period	30,303	42,728	28,455

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	AB VPS	AB VPS
	Small Cap	Small/Mid Cap	Alger
	Growth	Value	Balanced
	Class A*	Class A*	Class I-2
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$—	$3,271	$15,975
Net realized gains (losses)	59,600	55,775	59,186
Change in unrealized gains (losses)	(64,304)	(164,367)	(87,344)
Increase (decrease) in net assets from operations	(4,704)	(105,321)	(12,183)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	198,650	139,562	140,741
Benefit payments	(1,477)	(823)	(34,047)
Payments on termination	(77,099)	(19,496)	(16,797)
Loans	(14,244)	(5,177)	(11,605)
Policy maintenance charge	(108,364)	(66,583)	(73,496)
Transfers among the sub-accounts and with the Fixed Account - net	(7,688)	21,898	19,014
Increase (decrease) in net assets from policy transactions	(10,222)	69,381	23,810
INCREASE (DECREASE) IN NET ASSETS	(14,926)	(35,940)	11,627
NET ASSETS AT BEGINNING OF PERIOD	844,140	630,315	358,503
NET ASSETS AT END OF PERIOD	$829,214	$594,375	$370,130
Accumulation Units outstanding at beginning of period	29,470	25,306	20,748
Units issued	3,333	3,736	3,838
Units redeemed	(3,594)	(960)	(2,429)
Accumulation Units outstanding at end of period	29,209	28,082	22,157

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

	AB VPS	AB VPS
	Small Cap	Small/Mid Cap	Alger
	Growth	Value	Balanced
	Class A	Class A	Class I-2
	2017	2017	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$—	$2,269	$9,781
Net realized gains (losses)	(7,385)	26,800	5,498
Change in unrealized gains (losses)	213,998	39,793	27,142
Increase (decrease) in net assets from operations	206,613	68,862	42,421
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	214,028	173,505	99,014
Benefit payments	—	—	(984)
Payments on termination	(68,378)	(20,443)	(25,917)
Loans	(1,648)	(9,480)	(106)
Policy Maintenance Charge	(92,655)	(56,423)	(54,689)
Transfers among the sub-accounts and with the Fixed Account - net	(4,133)	56,406	33,149
Increase (decrease) in net assets from policy transactions	47,214	143,565	50,467
INCREASE (DECREASE) IN NET ASSETS	253,827	212,427	92,888
NET ASSETS AT BEGINNING OF PERIOD	590,313	417,888	265,615
NET ASSETS AT END OF PERIOD	$844,140	$630,315	$358,503
Accumulation Units outstanding at beginning of period	27,641	18,982	17,747
Units issued	4,615	7,679	4,625
Units redeemed	(2,786)	(1,355)	(1,624)
Accumulation Units outstanding at end of period	29,470	25,306	20,748

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Alger		Alger
	Capital	Alger	SmallCap
	Appreciation	Income & Growth	Growth
	Class I-2	Class I-2	Class I-2
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$23,729	$102,214	$—
Net realized gains (losses)	5,268,737	537,007	352,221
Change in unrealized gains (losses)	(5,215,494)	(902,265)	(193,634)
Increase (decrease) in net assets from operations	76,972	(263,044)	158,587
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	2,309,865	293,850	307,374
Benefit payments	(74,844)	(29,922)	(39,125)
Payments on termination	(1,329,950)	(220,812)	(371,975)
Loans	(138,265)	2,097	(40,415)
Policy maintenance charge	(1,579,328)	(312,573)	(334,270)
Transfers among the sub-accounts and with the Fixed Account - net	(279,166)	(77,059)	(71,948)
Increase (decrease) in net assets from policy transactions	(1,091,688)	(344,419)	(550,359)
INCREASE (DECREASE) IN NET ASSETS	(1,014,716)	(607,463)	(391,772)
NET ASSETS AT BEGINNING OF PERIOD	26,666,358	6,186,924	6,876,922
NET ASSETS AT END OF PERIOD	$25,651,642	$5,579,461	$6,485,150
Accumulation Units outstanding at beginning of period	515,140	174,276	216,019
Units issued	19,584	1,883	3,080
Units redeemed	(31,061)	(11,398)	(18,271)
Accumulation Units outstanding at end of period	503,663	164,761	200,828

	Alger		Alger
	Capital	Alger	SmallCap
	Appreciation	Income & Growth	Growth
	Class I-2	Class I-2	Class I-2
	2017	2017	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$40,567	$89,187	$—
Net realized gains (losses)	2,175,928	240,487	(121,208)
Change in unrealized gains (losses)	4,224,578	795,554	1,720,138
Increase (decrease) in net assets from operations	6,441,073	1,125,228	1,598,930
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	2,418,126	308,010	325,849
Benefit payments	(26,534)	(2,240)	(26,383)
Payments on termination	(1,460,275)	(418,250)	(323,526)
Loans	(102,740)	(1,549)	(50,822)
Policy Maintenance Charge	(1,453,808)	(307,313)	(312,984)
Transfers among the sub-accounts and with the Fixed Account - net	(251,767)	(67,449)	(186,378)
Increase (decrease) in net assets from policy transactions	(876,998)	(488,791)	(574,244)
INCREASE (DECREASE) IN NET ASSETS	5,564,075	636,437	1,024,686
NET ASSETS AT BEGINNING OF PERIOD	21,102,283	5,550,487	5,852,236
NET ASSETS AT END OF PERIOD	$26,666,358	$6,186,924	$6,876,922
Accumulation Units outstanding at beginning of period	516,393	189,682	236,649
Units issued	34,308	2,793	5,777
Units redeemed	(35,561)	(18,199)	(26,407)
Accumulation Units outstanding at end of period	515,140	174,276	216,019

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Alger	Alger
	Large Cap	MidCap
	Growth	Growth	DWS Core Equity
	Class I-2	Class I-2	VIP Class A*
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$—	$—	$41,397
Net realized gains (losses)	2,991,765	4,695,123	666,065
Change in unrealized gains (losses)	(2,532,753)	(6,512,517)	(821,892)
Increase (decrease) in net assets from operations	459,012	(1,817,394)	(114,430)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	947,822	1,968,306	100,632
Benefit payments	(38,055)	(58,857)	(11,203)
Payments on termination	(1,644,960)	(1,684,512)	(139,388)
Loans	(36,697)	(290,838)	(15,522)
Policy maintenance charge	(787,691)	(1,447,583)	(124,258)
Transfers among the sub-accounts and with the Fixed Account - net	(122,902)	(366,953)	(18,472)
Increase (decrease) in net assets from policy transactions	(1,682,483)	(1,880,437)	(208,211)
INCREASE (DECREASE) IN NET ASSETS	(1,223,471)	(3,697,831)	(322,641)
NET ASSETS AT BEGINNING OF PERIOD	13,902,700	27,829,761	2,345,095
NET ASSETS AT END OF PERIOD	$12,679,229	$24,131,930	$2,022,454
Accumulation Units outstanding at beginning of period	458,234	669,777	77,648
Units issued	8,351	13,459	1,815
Units redeemed	(56,489)	(51,576)	(8,463)
Accumulation Units outstanding at end of period	410,096	631,660	71,000

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

	Alger	Alger
	Large Cap	MidCap
	Growth	Growth	DWS Core Equity
	Class I-2	Class I-2	VIP Class A
	2017	2017	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$—	$—	$26,700
Net realized gains (losses)	1,517,082	1,252,736	244,260
Change in unrealized gains (losses)	1,665,250	5,354,995	154,852
Increase (decrease) in net assets from operations	3,182,332	6,607,731	425,812
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	1,009,947	2,043,475	103,255
Benefit payments	(50,573)	(59,466)	(21,281)
Payments on termination	(733,362)	(1,676,086)	(188,256)
Loans	(4,203)	(15,112)	(6,708)
Policy Maintenance Charge	(752,109)	(1,411,246)	(127,346)
Transfers among the sub-accounts and with the Fixed Account - net	(158,409)	(501,241)	(19,353)
Increase (decrease) in net assets from policy transactions	(688,709)	(1,619,676)	(259,689)
INCREASE (DECREASE) IN NET ASSETS	2,493,623	4,988,055	166,123
NET ASSETS AT BEGINNING OF PERIOD	11,409,077	22,841,706	2,178,972
NET ASSETS AT END OF PERIOD	$13,902,700	$27,829,761	$2,345,095
Accumulation Units outstanding at beginning of period	482,385	706,546	87,310
Units issued	17,579	16,791	1,969
Units redeemed	(41,730)	(53,560)	(11,631)
Accumulation Units outstanding at end of period	458,234	669,777	77,648

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	DWS Global		DWS CROCI®
	Small Cap	DWS Bond	International
	VIP Class A*	VIP Class A*	VIP Class A*
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$11,694	$224,657	$15,388
Net realized gains (losses)	502,863	(26,722)	(58,730)
Change in unrealized gains (losses)	(1,397,564)	(345,582)	(172,525)
Increase (decrease) in net assets from operations	(883,007)	(147,647)	(215,867)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	232,303	465,239	97,844
Benefit payments	(12,488)	(29,397)	—
Payments on termination	(199,070)	(294,964)	(266,113)
Loans	(26,643)	7,182	(74)
Policy maintenance charge	(177,922)	(351,679)	(72,342)
Transfers among the sub-accounts and with the Fixed Account - net	90,458	109,026	24,855
Increase (decrease) in net assets from policy transactions	(93,362)	(94,593)	(215,830)
INCREASE (DECREASE) IN NET ASSETS	(976,369)	(242,240)	(431,697)
NET ASSETS AT BEGINNING OF PERIOD	4,365,459	5,339,395	1,690,670
NET ASSETS AT END OF PERIOD	$3,389,090	$5,097,155	$1,258,973
Accumulation Units outstanding at beginning of period	93,392	257,812	109,333
Units issued	3,898	10,886	4,408
Units redeemed	(6,080)	(15,315)	(18,636)
Accumulation Units outstanding at end of period	91,210	253,383	95,105

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

	DWS Global		DWS CROCI®
	Small Cap	DWS Bond	International
	VIP Class A	VIP Class A	VIP Class A
	2017	2017	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$—	$123,150	$114,529
Net realized gains (losses)	311,646	(24,217)	(45,814)
Change in unrealized gains (losses)	435,748	196,314	253,166
Increase (decrease) in net assets from operations	747,394	295,247	321,881
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	235,279	486,522	109,156
Benefit payments	(1,144)	(14,399)	(8,568)
Payments on termination	(246,753)	(346,333)	(92,696)
Loans	5,706	(16,662)	(27,616)
Policy Maintenance Charge	(186,478)	(368,237)	(79,502)
Transfers among the sub-accounts and with the Fixed Account - net	(95,302)	47,447	(25,993)
Increase (decrease) in net assets from policy transactions	(288,692)	(211,662)	(125,219)
INCREASE (DECREASE) IN NET ASSETS	458,702	83,585	196,662
NET ASSETS AT BEGINNING OF PERIOD	3,906,757	5,255,810	1,494,008
NET ASSETS AT END OF PERIOD	$4,365,459	$5,339,395	$1,690,670
Accumulation Units outstanding at beginning of period	100,314	267,743	117,834
Units issued	2,030	15,615	4,306
Units redeemed	(8,952)	(25,546)	(12,807)
Accumulation Units outstanding at end of period	93,392	257,812	109,333

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	DWS	DWS	DWS
	Equity 500	Global Income	Small Cap
	Index VIP	Builder VIP	Index VIP
	Class A*	Class A II*	Class A*
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$62,339	$138,501	$11,925
Net realized gains (losses)	384,858	371,881	124,659
Change in unrealized gains (losses)	(609,709)	(796,552)	(266,938)
Increase (decrease) in net assets from operations	(162,512)	(286,170)	(130,354)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	216,814	217,715	83,424
Benefit payments	(663)	(17,909)	—
Payments on termination	(147,301)	(274,523)	(64,987)
Loans	(29,899)	(14,488)	(79,138)
Policy maintenance charge	(157,405)	(197,015)	(45,917)
Transfers among the sub-accounts and with the Fixed Account - net	(11,780)	(53,322)	(13,418)
Increase (decrease) in net assets from policy transactions	(130,234)	(339,542)	(120,036)
INCREASE (DECREASE) IN NET ASSETS	(292,746)	(625,712)	(250,390)
NET ASSETS AT BEGINNING OF PERIOD	3,701,053	3,991,715	1,308,501
NET ASSETS AT END OF PERIOD	$3,408,307	$3,366,003	$1,058,111
Accumulation Units outstanding at beginning of period	87,880	197,468	26,300
Units issued	1,664	5,150	986
Units redeemed	(4,667)	(22,503)	(3,329)
Accumulation Units outstanding at end of period	84,877	180,115	23,957

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

	DWS	DWS	DWS
	Equity 500	Global Income	Small Cap
	Index VIP	Builder VIP	Index VIP
	Class A	Class A II	Class A
	2017	2017	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$61,473	$110,661	$11,986
Net realized gains (losses)	279,607	41,147	76,558
Change in unrealized gains (losses)	343,195	425,811	80,741
Increase (decrease) in net assets from operations	684,275	577,619	169,285
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	216,675	233,701	84,777
Benefit payments	(805)	(45,750)	(19,133)
Payments on termination	(271,707)	(340,385)	(83,537)
Loans	(27,972)	(2,242)	16,961
Policy Maintenance Charge	(160,590)	(208,917)	(47,549)
Transfers among the sub-accounts and with the Fixed Account - net	(50,025)	126,661	(28,386)
Increase (decrease) in net assets from policy transactions	(294,424)	(236,932)	(76,867)
INCREASE (DECREASE) IN NET ASSETS	389,851	340,687	92,418
NET ASSETS AT BEGINNING OF PERIOD	3,311,202	3,651,028	1,216,083
NET ASSETS AT END OF PERIOD	$3,701,053	$3,991,715	$1,308,501
Accumulation Units outstanding at beginning of period	95,553	210,023	27,945
Units issued	1,830	11,769	1,605
Units redeemed	(9,503)	(24,324)	(3,250)
Accumulation Units outstanding at end of period	87,880	197,468	26,300
See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Federated	Federated	Federated
	Fund for	High	Managed
	U.S. Government	Income Bond	Volatility
	Securities II	Fund II	Fund II
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$116,555	$530,238	$73,118
Net realized gains (losses)	(34,914)	(27,013)	15,763
Change in unrealized gains (losses)	(67,311)	(735,887)	(341,491)
Increase (decrease) in net assets from operations	14,330	(232,662)	(252,610)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	492,062	371,802	141,909
Benefit payments	(25,071)	(163,586)	(46,598)
Payments on termination	(232,568)	(312,147)	(79,850)
Loans	(17,489)	574	(7,764)
Policy maintenance charge	(422,917)	(378,278)	(161,111)
Transfers among the sub-accounts and with the Fixed Account - net	35,698	98,814	38,053
Increase (decrease) in net assets from policy transactions	(170,285)	(382,821)	(115,361)
INCREASE (DECREASE) IN NET ASSETS	(155,955)	(615,483)	(367,971)
NET ASSETS AT BEGINNING OF PERIOD	5,256,699	6,976,645	2,966,479
NET ASSETS AT END OF PERIOD	$5,100,744	$6,361,162	$2,598,508
Accumulation Units outstanding at beginning of period	241,867	209,676	108,810
Units issued	14,131	5,583	2,534
Units redeemed	(21,825)	(17,037)	(6,758)
Accumulation Units outstanding at end of period	234,173	198,222	104,586

	Federated	Federated	Federated
	Fund for	High	Managed
	U.S. Government	Income Bond	Volatility
	Securities II	Fund II	Fund II
	2017	2017	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$119,063	$448,428	$101,172
Net realized gains (losses)	(35,398)	14,087	12,041
Change in unrealized gains (losses)	12,194	(6,013)	345,605
Increase (decrease) in net assets from operations	95,859	456,502	458,818
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	518,468	382,281	157,595
Benefit payments	(5,094)	(16,032)	(17,445)
Payments on termination	(678,145)	(372,178)	(125,824)
Loans	(27,972)	(5,294)	(959)
Policy Maintenance Charge	(474,153)	(405,577)	(167,495)
Transfers among the sub-accounts and with the Fixed Account - net	277,457	81,301	8,343
Increase (decrease) in net assets from policy transactions	(389,439)	(335,499)	(145,785)
INCREASE (DECREASE) IN NET ASSETS	(293,580)	121,003	313,033
NET ASSETS AT BEGINNING OF PERIOD	5,550,279	6,855,642	2,653,446
NET ASSETS AT END OF PERIOD	$5,256,699	$6,976,645	$2,966,479
Accumulation Units outstanding at beginning of period	259,339	219,644	114,929
Units issued	20,596	13,399	2,820
Units redeemed	(38,068)	(23,367)	(8,939)
Accumulation Units outstanding at end of period	241,867	209,676	108,810

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity® VIP		Fidelity® VIP
	Asset	Fidelity® VIP	Emerging
	Manager Portfolio	Contrafund Portfolio	Markets Portfolio
	Initial Class*	Initial Class*	Initial Class*
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$123,885	$434,805	$5,868
Net realized gains (losses)	303,373	8,478,729	24,966
Change in unrealized gains (losses)	(933,201)	(13,755,592)	(191,487)
Increase (decrease) in net assets from operations	(505,943)	(4,842,058)	(160,653)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	542,560	5,282,638	200,428
Benefit payments	(58,308)	(256,700)	(4,709)
Payments on termination	(311,257)	(5,276,161)	(61,432)
Loans	(25,654)	(272,343)	(24,939)
Policy maintenance charge	(510,419)	(4,324,281)	(103,195)
Transfers among the sub-accounts and with the Fixed Account - net	9,918	(327,291)	47,197
Increase (decrease) in net assets from policy transactions	(353,160)	(5,174,138)	53,350
INCREASE (DECREASE) IN NET ASSETS	(859,103)	(10,016,196)	(107,303)
NET ASSETS AT BEGINNING OF PERIOD	9,266,977	81,743,151	892,637
NET ASSETS AT END OF PERIOD	$8,407,874	$71,726,955	$785,334
Accumulation Units outstanding at beginning of period	301,517	1,705,913	59,909
Units issued	7,844	34,874	11,487
Units redeemed	(18,518)	(127,006)	(7,119)
Accumulation Units outstanding at end of period	290,843	1,613,781	64,277

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

	Fidelity® VIP		Fidelity® VIP
	Asset	Fidelity® VIP	Emerging
	Manager Portfolio	Contrafund Portfolio	Markets Portfolio
	Initial Class	Initial Class	Initial Class
	2017	2017	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$138,277	$638,991	$5,242
Net realized gains (losses)	1,008,749	5,599,948	11,720
Change in unrealized gains (losses)	6,618	8,812,176	262,838
Increase (decrease) in net assets from operations	1,153,644	15,051,115	279,800
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	579,852	5,645,065	199,198
Benefit payments	(22,793)	(170,094)	(206)
Payments on termination	(521,761)	(4,773,129)	(38,095)
Loans	(22,017)	(344,061)	(8,004)
Policy Maintenance Charge	(526,002)	(4,320,589)	(99,195)
Transfers among the sub-accounts and with the Fixed Account - net	1,085	(971,688)	(3,440)
Increase (decrease) in net assets from policy transactions	(511,636)	(4,934,496)	50,258
INCREASE (DECREASE) IN NET ASSETS	642,008	10,116,619	330,058
NET ASSETS AT BEGINNING OF PERIOD	8,624,969	71,626,532	562,579
NET ASSETS AT END OF PERIOD	$9,266,977	$81,743,151	$892,637
Accumulation Units outstanding at beginning of period	318,392	1,784,531	55,654
Units issued	7,949	54,491	8,464
Units redeemed	(24,824)	(133,109)	(4,209)
Accumulation Units outstanding at end of period	301,517	1,705,913	59,909

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Equity-Income	Government Money	Growth
	Portfolio	Market Portfolio	& Income Portfolio
	Initial Class*	Initial Class*	Initial Class*
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$757,988	$376,424	$3,450
Net realized gains (losses)	1,913,009	(1)	77,387
Change in unrealized gains (losses)	(5,885,135)	1	(172,118)
Increase (decrease) in net assets from operations	(3,214,138)	376,424	(91,281)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	2,518,906	2,902,820	260,962
Benefit payments	(119,761)	(110,179)	—
Payments on termination	(2,376,280)	(1,229,649)	(95,058)
Loans	(51,584)	521,655	(7,954)
Policy maintenance charge	(2,142,900)	(2,212,402)	(140,016)
Transfers among the sub-accounts and with the Fixed Account - net	(120,498)	1,975,641	(7,610)
Increase (decrease) in net assets from policy transactions	(2,292,117)	1,847,886	10,324
INCREASE (DECREASE) IN NET ASSETS	(5,506,255)	2,224,310	(80,957)
NET ASSETS AT BEGINNING OF PERIOD	39,781,991	23,781,029	1,008,350
NET ASSETS AT END OF PERIOD	$34,275,736	$26,005,339	$927,393
Accumulation Units outstanding at beginning of period	1,008,866	1,641,123	48,068
Units issued	22,744	335,054	4,971
Units redeemed	(76,635)	(210,528)	(4,468)
Accumulation Units outstanding at end of period	954,975	1,765,649	48,571

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Equity-Income	Government Money	Growth
	Portfolio	Market Portfolio	& Income Portfolio
	Initial Class	Initial Class	Initial Class
	2017	2017	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$547,495	$141,942	$11,835
Net realized gains (losses)	905,499	—	31,333
Change in unrealized gains (losses)	3,078,660	—	93,736
Increase (decrease) in net assets from operations	4,531,654	141,942	136,904
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	2,605,863	2,911,954	315,635
Benefit payments	(133,448)	(141,527)	—
Payments on termination	(2,166,151)	(2,540,403)	(39,372)
Loans	(66,839)	133,267	(6,639)
Policy Maintenance Charge	(2,228,887)	(2,158,504)	(134,553)
Transfers among the sub-accounts and with the Fixed Account - net	(204,108)	691,254	8,671
Increase (decrease) in net assets from policy transactions	(2,193,570)	(1,103,959)	143,742
INCREASE (DECREASE) IN NET ASSETS	2,338,084	(962,017)	280,646
NET ASSETS AT BEGINNING OF PERIOD	37,443,907	24,743,046	727,704
NET ASSETS AT END OF PERIOD	$39,781,991	$23,781,029	$1,008,350
Accumulation Units outstanding at beginning of period	1,050,621	1,696,152	40,551
Units issued	30,462	393,039	10,307
Units redeemed	(72,217)	(448,068)	(2,790)
Accumulation Units outstanding at end of period	1,008,866	1,641,123	48,068

		Fidelity® VIP
	Fidelity® VIP	High	Fidelity® VIP
	Growth Portfolio	Income Portfolio	Index 500 Portfolio
	Initial Class*	Initial Class*	Initial Class*
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(10,150)	$36,164	$1,202,218
Net realized gains (losses)	9,487,034	(2,299)	2,459,961
Change in unrealized gains (losses)	(9,403,643)	(54,745)	(6,394,889)
Increase (decrease) in net assets from operations	73,241	(20,880)	(2,732,710)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	3,214,446	160,224	3,530,694
Benefit payments	(289,018)	—	(198,231)
Payments on termination	(2,658,031)	(32,696)	(3,006,800)
Loans	(461,795)	(7,195)	(191,643)
Policy maintenance charge	(3,085,188)	(76,852)	(3,170,857)
Transfers among the sub-accounts and with the Fixed Account - net	(342,464)	2,527	(54,912)
Increase (decrease) in net assets from policy transactions	(3,622,050)	46,008	(3,091,749)
INCREASE (DECREASE) IN NET ASSETS	(3,548,809)	25,128	(5,824,459)
NET ASSETS AT BEGINNING OF PERIOD	54,115,791	608,384	66,024,863
NET ASSETS AT END OF PERIOD	$50,566,982	$633,512	$60,200,404
Accumulation Units outstanding at beginning of period	1,303,677	33,345	1,920,498
Units issued	21,212	5,931	38,057
Units redeemed	(96,720)	(3,373)	(124,503)
Accumulation Units outstanding at end of period	1,228,169	35,903	1,834,052

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

		Fidelity® VIP
	Fidelity® VIP	High	Fidelity® VIP
	Growth Portfolio	Income Portfolio	Index 500 Portfolio
	Initial Class	Initial Class	Initial Class
	2017	2017	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$(21,683)	$31,596	$1,076,926
Net realized gains (losses)	5,163,994	(637)	2,599,924
Change in unrealized gains (losses)	9,358,003	6,857	8,507,050
Increase (decrease) in net assets from operations	14,500,314	37,816	12,183,900
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	3,303,303	153,905	3,579,991
Benefit payments	(195,739)	(641)	(583,060)
Payments on termination	(2,603,859)	(32,058)	(3,596,574)
Loans	(137,964)	(9,348)	(374,766)
Policy Maintenance Charge	(2,969,119)	(73,292)	(3,206,655)
Transfers among the sub-accounts and with the Fixed Account - net	(483,765)	13,303	(489,798)
Increase (decrease) in net assets from policy transactions	(3,087,143)	51,869	(4,670,862)
INCREASE (DECREASE) IN NET ASSETS	11,413,171	89,685	7,513,038
NET ASSETS AT BEGINNING OF PERIOD	42,702,620	518,699	58,511,825
NET ASSETS AT END OF PERIOD	$54,115,791	$608,384	$66,024,863
Accumulation Units outstanding at beginning of period	1,385,116	30,401	2,071,904
Units issued	23,597	6,684	37,977
Units redeemed	(105,036)	(3,740)	(189,383)
Accumulation Units outstanding at end of period	1,303,677	33,345	1,920,498

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

		Fidelity® VIP	Fidelity® VIP
	Fidelity® VIP	Investment Grade	Mid
	Index 500 Portfolio	Bond Portfolio	Cap Portfolio
	Service Class*	Initial Class*	Initial Class*
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$129,785	$173,154	$21,343
Net realized gains (losses)	226,387	29,517	289,573
Change in unrealized gains (losses)	(697,219)	(235,434)	(781,284)
Increase (decrease) in net assets from operations	(341,047)	(32,763)	(470,368)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	2,268,059	811,092	730,344
Benefit payments	(42,787)	(43,692)	(7,896)
Payments on termination	(418,791)	(453,957)	(173,551)
Loans	(81,512)	(7,849)	(52,333)
Policy maintenance charge	(1,074,106)	(422,703)	(359,493)
Transfers among the sub-accounts and with the Fixed Account - net	6,905	177,802	(38,576)
Increase (decrease) in net assets from policy transactions	657,768	60,693	98,495
INCREASE (DECREASE) IN NET ASSETS	316,721	27,930	(371,873)
NET ASSETS AT BEGINNING OF PERIOD	6,481,736	6,866,229	3,171,125
NET ASSETS AT END OF PERIOD	$6,798,457	$6,894,159	$2,799,252
Accumulation Units outstanding at beginning of period	281,095	378,868	139,418
Units issued	49,196	37,536	14,342
Units redeemed	(21,290)	(32,026)	(9,755)
Accumulation Units outstanding at end of period	309,001	384,378	144,005

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

		Fidelity® VIP	Fidelity® VIP
	Fidelity® VIP	Investment Grade	Mid
	Index 500 Portfolio	Bond Portfolio	Cap Portfolio
	Service Class	Initial Class	Initial Class
	2017	2017	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$99,491	$162,544	$20,120
Net realized gains (losses)	181,563	29,647	134,279
Change in unrealized gains (losses)	776,980	77,133	364,342
Increase (decrease) in net assets from operations	1,058,034	269,324	518,741
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	2,043,630	801,723	747,988
Benefit payments	(8,329)	(3,707)	(5,159)
Payments on termination	(318,424)	(298,520)	(152,177)
Loans	(63,336)	(49,103)	(9,842)
Policy Maintenance Charge	(906,706)	(429,935)	(329,856)
Transfers among the sub-accounts and with the Fixed Account - net	99,844	283,236	104,277
Increase (decrease) in net assets from policy transactions	846,679	303,694	355,231
INCREASE (DECREASE) IN NET ASSETS	1,904,713	573,018	873,972
NET ASSETS AT BEGINNING OF PERIOD	4,577,023	6,293,211	2,297,153
NET ASSETS AT END OF PERIOD	$6,481,736	$6,866,229	$3,171,125
Accumulation Units outstanding at beginning of period	241,345	361,668	122,010
Units issued	68,073	33,522	24,811
Units redeemed	(28,323)	(16,322)	(7,403)
Accumulation Units outstanding at end of period	281,095	378,868	139,418

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

		Fidelity® VIP	Fidelity® VIP
	Fidelity® VIP	Real	Value
	Overseas Portfolio	Estate Portfolio	Strategies Portfolio
	Initial Class*	Initial Class*	Initial Class*
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$226,257	$54,484	$2,642
Net realized gains (losses)	299,977	98,721	12,971
Change in unrealized gains (losses)	(2,938,837)	(266,635)	(64,157)
Increase (decrease) in net assets from operations	(2,412,603)	(113,430)	(48,544)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	1,154,965	506,905	75,282
Benefit payments	(85,988)	(20,507)	(794)
Payments on termination	(1,158,440)	(127,323)	(13,136)
Loans	(91,603)	(39,883)	(2,683)
Policy maintenance charge	(769,081)	(225,591)	(38,221)
Transfers among the sub-accounts and with the Fixed Account - net	2,447	31,171	8,002
Increase (decrease) in net assets from policy transactions	(947,700)	124,772	28,450
INCREASE (DECREASE) IN NET ASSETS	(3,360,303)	11,342	(20,094)
NET ASSETS AT BEGINNING OF PERIOD	17,061,713	1,832,901	258,217
NET ASSETS AT END OF PERIOD	$13,701,410	$1,844,243	$238,123
Accumulation Units outstanding at beginning of period	649,323	98,410	12,202
Units issued	20,014	15,564	2,197
Units redeemed	(55,131)	(8,385)	(789)
Accumulation Units outstanding at end of period	614,206	105,589	13,610

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

		Fidelity® VIP	Fidelity® VIP
	Fidelity® VIP	Real	Value
	Overseas Portfolio	Estate Portfolio	Strategies Portfolio
	Initial Class	Initial Class	Initial Class
	2017	2017	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$202,428	$32,525	$3,496
Net realized gains (losses)	265,918	107,401	51,466
Change in unrealized gains (losses)	3,635,120	(71,638)	(15,667)
Increase (decrease) in net assets from operations	4,103,466	68,288	39,295
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	1,196,344	575,211	77,903
Benefit payments	(47,779)	(3,452)	—
Payments on termination	(826,591)	(105,733)	(5,561)
Loans	(93,654)	8,518	694
Policy Maintenance Charge	(805,515)	(228,070)	(37,524)
Transfers among the sub-accounts and with the Fixed Account - net	(489,640)	(65,965)	(5,383)
Increase (decrease) in net assets from policy transactions	(1,066,835)	180,509	30,129
INCREASE (DECREASE) IN NET ASSETS	3,036,631	248,797	69,424
NET ASSETS AT BEGINNING OF PERIOD	14,025,082	1,584,104	188,793
NET ASSETS AT END OF PERIOD	$17,061,713	$1,832,901	$258,217
Accumulation Units outstanding at beginning of period	692,803	88,510	10,649
Units issued	30,172	19,327	2,132
Units redeemed	(73,652)	(9,427)	(579)
Accumulation Units outstanding at end of period	649,323	98,410	12,202

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

			Franklin Templeton
	Franklin Templeton	Franklin Templeton	Mutual Global
	Global Bond	Income	Discovery
	VIP Fund Class 1*	VIP Fund Class 1*	VIP Fund Class 1*
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$—	$40,721	$29,465
Net realized gains (losses)	(9,609)	3,662	12,519
Change in unrealized gains (losses)	35,869	(77,044)	(169,036)
Increase (decrease) in net assets from operations	26,260	(32,661)	(127,052)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	230,545	205,858	257,621
Benefit payments	(20,428)	(17,700)	(613)
Payments on termination	(93,039)	(57,796)	(49,157)
Loans	(25,280)	(11,849)	(23,900)
Policy maintenance charge	(103,565)	(107,020)	(122,062)
Transfers among the sub-accounts and with the Fixed Account - net	18,218	3,784	38,908
Increase (decrease) in net assets from policy transactions	6,451	15,277	100,797
INCREASE (DECREASE) IN NET ASSETS	32,711	(17,384)	(26,255)
NET ASSETS AT BEGINNING OF PERIOD	1,167,543	796,378	1,074,226
NET ASSETS AT END OF PERIOD	$1,200,254	$778,994	$1,047,971
Accumulation Units outstanding at beginning of period	70,132	45,672	58,371
Units issued	9,842	5,849	8,691
Units redeemed	(9,439)	(4,940)	(3,075)
Accumulation Units outstanding at end of period	70,535	46,581	63,987

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

			Franklin Templeton
	Franklin Templeton	Franklin Templeton	Mutual Global
	Global Bond	Income	Discovery
	VIP Fund Class 1	VIP Fund Class 1	VIP Fund Class 1
	2017	2017	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$—	$29,740	$19,628
Net realized gains (losses)	(2,053)	1,509	55,057
Change in unrealized gains (losses)	24,224	35,348	6,836
Increase (decrease) in net assets from operations	22,171	66,597	81,521
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	254,551	197,120	252,068
Benefit payments	(1,313)	—	—
Payments on termination	(91,990)	(17,922)	(35,299)
Loans	(1,156)	(12,067)	(5,988)
Policy Maintenance Charge	(102,604)	(95,882)	(117,440)
Transfers among the sub-accounts and with the Fixed Account - net	44,368	38,543	16,590
Increase (decrease) in net assets from policy transactions	101,856	109,792	109,931
INCREASE (DECREASE) IN NET ASSETS	124,027	176,389	191,452
NET ASSETS AT BEGINNING OF PERIOD	1,043,516	619,989	882,774
NET ASSETS AT END OF PERIOD	$1,167,543	$796,378	$1,074,226
Accumulation Units outstanding at beginning of period	64,032	39,090	52,229
Units issued	12,359	8,244	9,144
Units redeemed	(6,259)	(1,662)	(3,002)
Accumulation Units outstanding at end of period	70,132	45,672	58,371

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Mutual	Small	Small-Mid
	Shares	Cap Value	Cap Growth
	VIP Fund Class 1*	VIP Fund Class 1*	VIP Fund Class 1*
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$13,145	$14,836	$—
Net realized gains (losses)	22,226	195,651	81,995
Change in unrealized gains (losses)	(78,618)	(383,441)	(127,814)
Increase (decrease) in net assets from operations	(43,247)	(172,954)	(45,819)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	87,072	275,936	208,196
Benefit payments	(14,088)	—	(5,588)
Payments on termination	(7,450)	(60,550)	(40,237)
Loans	(15,965)	(31,199)	(8,297)
Policy maintenance charge	(43,818)	(146,832)	(103,184)
Transfers among the sub-accounts and with the Fixed Account - net	18,378	14,480	(20,495)
Increase (decrease) in net assets from policy transactions	24,129	51,835	30,395
INCREASE (DECREASE) IN NET ASSETS	(19,118)	(121,119)	(15,424)
NET ASSETS AT BEGINNING OF PERIOD	479,229	1,311,170	852,733
NET ASSETS AT END OF PERIOD	$460,111	$1,190,051	$837,309
Accumulation Units outstanding at beginning of period	27,129	56,525	38,721
Units issued	3,518	5,410	4,116
Units redeemed	(2,070)	(3,177)	(2,751)
Accumulation Units outstanding at end of period	28,577	58,758	40,086

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Mutual	Small	Small-Mid
	Shares	Cap Value	Cap Growth
	VIP Fund Class 1	VIP Fund Class 1	VIP Fund Class 1
	2017	2017	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$10,862	$8,082	$—
Net realized gains (losses)	19,604	78,517	60,237
Change in unrealized gains (losses)	5,186	40,646	76,664
Increase (decrease) in net assets from operations	35,652	127,245	136,901
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	84,315	275,536	323,767
Benefit payments	—	(3,666)	(20)
Payments on termination	(12,777)	(40,524)	(70,962)
Loans	(1,954)	(1,513)	(1,519)
Policy Maintenance Charge	(41,999)	(135,346)	(92,870)
Transfers among the sub-accounts and with the Fixed Account - net	18,465	37,812	16,139
Increase (decrease) in net assets from policy transactions	46,050	132,299	174,535
INCREASE (DECREASE) IN NET ASSETS	81,702	259,544	311,436
NET ASSETS AT BEGINNING OF PERIOD	397,527	1,051,626	541,297
NET ASSETS AT END OF PERIOD	$479,229	$1,311,170	$852,733
Accumulation Units outstanding at beginning of period	24,447	50,285	29,924
Units issued	3,534	8,122	14,108
Units redeemed	(852)	(1,882)	(5,311)
Accumulation Units outstanding at end of period	27,129	56,525	38,721

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Franklin Templeton	Franklin Templeton	Guggenheim
	Strategic	U.S. Government	VT U.S.
	Income	Securities	Long Short
	VIP Fund Class 1*	VIP Fund Class 1*	Equity Fund
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$13,233	$11,101	$—
Net realized gains (losses)	(4,223)	(3,732)	131,290
Change in unrealized gains (losses)	(17,874)	(4,792)	(251,701)
Increase (decrease) in net assets from operations	(8,864)	2,577	(120,411)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	125,843	60,751	87,994
Benefit payments	—	—	(1,042)
Payments on termination	(41,452)	(35,766)	(29,326)
Loans	(4,137)	(1,703)	(1,395)
Policy maintenance charge	(52,598)	(32,634)	(44,233)
Transfers among the sub-accounts and with the Fixed Account - net	(4,701)	32,172	4,464
Increase (decrease) in net assets from policy transactions	22,955	22,820	16,462
INCREASE (DECREASE) IN NET ASSETS	14,091	25,397	(103,949)
NET ASSETS AT BEGINNING OF PERIOD	457,244	380,203	924,828
NET ASSETS AT END OF PERIOD	$471,335	$405,600	$820,879
Accumulation Units outstanding at beginning of period	27,988	29,179	33,953
Units issued	4,344	5,362	2,568
Units redeemed	(2,921)	(3,597)	(1,907)
Accumulation Units outstanding at end of period	29,411	30,944	34,614

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

	Franklin Templeton	Franklin Templeton	Guggenheim
	Strategic	U.S. Government	VT U.S.
	Income	Securities	Long Short
	VIP Fund Class 1	VIP Fund Class 1	Equity Fund
	2017	2017	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$12,514	$9,691	$2,969
Net realized gains (losses)	(842)	(919)	10,377
Change in unrealized gains (losses)	6,675	(3,172)	107,060
Increase (decrease) in net assets from operations	18,347	5,600	120,406
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	121,935	61,191	96,358
Benefit payments	(1,268)	—	(5,084)
Payments on termination	(5,847)	(7,916)	(31,613)
Loans	(945)	(1,001)	(8,231)
Policy Maintenance Charge	(50,512)	(32,880)	(45,024)
Transfers among the sub-accounts and with the Fixed Account - net	12,012	40,396	11,341
Increase (decrease) in net assets from policy transactions	75,375	59,790	17,747
INCREASE (DECREASE) IN NET ASSETS	93,722	65,390	138,153
NET ASSETS AT BEGINNING OF PERIOD	363,522	314,813	786,675
NET ASSETS AT END OF PERIOD	$457,244	$380,203	$924,828
Accumulation Units outstanding at beginning of period	23,304	24,562	33,170
Units issued	5,269	5,818	2,730
Units redeemed	(585)	(1,201)	(1,947)
Accumulation Units outstanding at end of period	27,988	29,179	33,953

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Invesco V.I.	Invesco V.I.
	American	American	Invesco V.I.
	Franchise	Value	Core Equity
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$—	$34,303	$6,297
Net realized gains (losses)	229,215	1,536,460	53,127
Change in unrealized gains (losses)	(282,259)	(2,727,256)	(122,535)
Increase (decrease) in net assets from operations	(53,044)	(1,156,493)	(63,111)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	173,700	626,671	62,346
Benefit payments	—	(34,516)	(7,380)
Payments on termination	(216,927)	(545,450)	(34,153)
Loans	(1,054)	(35,957)	(2,172)
Policy Maintenance Charge	(106,536)	(529,241)	(37,238)
Transfers among the sub-accounts and with the Fixed Account - net	(34,635)	(216,044)	5,558
Increase (decrease) in net assets from policy transactions	(185,452)	(734,537)	(13,039)
INCREASE (DECREASE) IN NET ASSETS	(238,496)	(1,891,030)	(76,150)
NET ASSETS AT BEGINNING OF PERIOD	2,135,052	10,000,912	688,361
NET ASSETS AT END OF PERIOD	$1,896,556	$8,109,882	$612,211
Accumulation Units outstanding at beginning of period	105,376	313,411	31,754
Units issued	2,551	7,272	1,499
Units redeemed	(10,802)	(27,715)	(2,084)
Accumulation Units outstanding at end of period	97,125	292,968	31,169

	Invesco V.I.	Invesco V.I.
	American	American	Invesco V.I.
	Franchise	Value	Core Equity
	2017	2017	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$1,616	$65,085	$6,806
Net realized gains (losses)	230,988	263,459	48,239
Change in unrealized gains (losses)	250,835	575,749	25,317
Increase (decrease) in net assets from operations	483,439	904,293	80,362
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	179,611	637,421	61,421
Benefit payments	—	(130,988)	—
Payments on termination	(89,288)	(546,680)	(40,078)
Loans	(23,153)	24,749	(1,052)
Policy Maintenance Charge	(109,792)	(538,467)	(37,942)
Transfers among the sub-accounts and with the Fixed Account - net	(103,755)	(159,786)	(29,230)
Increase (decrease) in net assets from policy transactions	(146,377)	(713,751)	(46,881)
INCREASE (DECREASE) IN NET ASSETS	337,062	190,542	33,481
NET ASSETS AT BEGINNING OF PERIOD	1,797,990	9,810,370	654,880
NET ASSETS AT END OF PERIOD	$2,135,052	$10,000,912	$688,361
Accumulation Units outstanding at beginning of period	113,002	335,494	34,188
Units issued	3,067	15,195	1,678
Units redeemed	(10,693)	(37,278)	(4,112)
Accumulation Units outstanding at end of period	105,376	313,411	31,754

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

		Invesco V.I.	Invesco V.I.
	Invesco V.I.	Growth and	Growth and
	Government	Income Fund	Income Fund
	Securities	Series I	Series II
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$27,318	$119,061	$78,078
Net realized gains (losses)	(10,418)	570,335	523,258
Change in unrealized gains (losses)	(11,127)	(1,459,183)	(1,296,796)
Increase (decrease) in net assets from operations	5,773	(769,787)	(695,460)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	172,176	483,746	190,164
Benefit payments	(22,951)	(5,515)	(4,461)
Payments on termination	(70,999)	(265,946)	(253,959)
Loans	660	(11,263)	(42,208)
Policy maintenance charge	(77,095)	(299,064)	(254,818)
Transfers among the sub-accounts and with the Fixed Account - net	(91,776)	31,811	(28,720)
Increase (decrease) in net assets from policy transactions	(89,985)	(66,231)	(394,002)
INCREASE (DECREASE) IN NET ASSETS	(84,212)	(836,018)	(1,089,462)
NET ASSETS AT BEGINNING OF PERIOD	1,277,595	5,837,627	5,364,138
NET ASSETS AT END OF PERIOD	$1,193,383	$5,001,609	$4,274,676
Accumulation Units outstanding at beginning of period	111,109	149,230	174,857
Units issued	9,961	6,879	6,377
Units redeemed	(17,862)	(8,179)	(19,715)
Accumulation Units outstanding at end of period	103,208	147,930	161,519

		Invesco V.I.	Invesco V.I.
	Invesco V.I.	Growth and	Growth and
	Government	Income Fund	Income Fund
	Securities	Series I	Series II
	2017	2017	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$25,109	$83,119	$54,366
Net realized gains (losses)	(4,416)	258,790	312,691
Change in unrealized gains (losses)	1,987	389,997	314,010
Increase (decrease) in net assets from operations	22,680	731,906	681,067
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	208,650	506,625	192,655
Benefit payments	(5,195)	(5,409)	(776)
Payments on termination	(40,337)	(286,421)	(681,771)
Loans	(4,034)	(16,414)	196,612
Policy Maintenance Charge	(79,445)	(303,662)	(259,124)
Transfers among the sub-accounts and with the Fixed Account - net	(31,811)	12,869	(196,334)
Increase (decrease) in net assets from policy transactions	47,828	(92,412)	(748,738)
INCREASE (DECREASE) IN NET ASSETS	70,508	639,494	(67,671)
NET ASSETS AT BEGINNING OF PERIOD	1,207,087	5,198,133	5,431,809
NET ASSETS AT END OF PERIOD	$1,277,595	$5,837,627	$5,364,138
Accumulation Units outstanding at beginning of period	107,030	149,649	200,771
Units issued	19,779	8,605	12,773
Units redeemed	(15,700)	(9,024)	(38,687)
Accumulation Units outstanding at end of period	111,109	149,230	174,857

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

			Invesco V.I.
		Invesco V.I.	Mid Cap
	Invesco V.I.	Mid Cap	Growth
	High Yield	Core Equity	Fund Series II
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$19,277	$12,298	$(5,717)
Net realized gains (losses)	119	351,152	551,491
Change in unrealized gains (losses)	(32,313)	(632,582)	(769,463)
Increase (decrease) in net assets from operations	(12,917)	(269,132)	(223,689)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	34,094	190,465	269,718
Benefit payments	(16,267)	(14,975)	(11,167)
Payments on termination	(8,174)	(128,808)	(170,281)
Loans	(1,240)	(222)	(91,926)
Policy maintenance charge	(25,495)	(114,751)	(212,078)
Transfers among the sub-accounts and with the Fixed Account - net	4,262	14,664	(86,055)
Increase (decrease) in net assets from policy transactions	(12,820)	(53,627)	(301,789)
INCREASE (DECREASE) IN NET ASSETS	(25,737)	(322,759)	(525,478)
NET ASSETS AT BEGINNING OF PERIOD	391,539	2,434,501	4,231,753
NET ASSETS AT END OF PERIOD	$365,802	$2,111,742	$3,706,275
Accumulation Units outstanding at beginning of period	27,826	91,403	142,979
Units issued	1,289	3,137	3,377
Units redeemed	(2,215)	(5,103)	(13,298)
Accumulation Units outstanding at end of period	26,900	89,437	133,058

			Invesco V.I.
		Invesco V.I.	Mid Cap
	Invesco V.I.	Mid Cap	Growth
	High Yield	Core Equity	Fund Series II
	2017	2017	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$15,539	$12,289	$(5,446)
Net realized gains (losses)	1,277	59,460	356,395
Change in unrealized gains (losses)	6,869	247,464	436,217
Increase (decrease) in net assets from operations	23,685	319,213	787,166
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	32,847	206,340	282,725
Benefit payments	(2,326)	(4,402)	(22,211)
Payments on termination	(14,163)	(121,736)	(282,336)
Loans	(880)	(6,545)	15,319
Policy Maintenance Charge	(26,094)	(120,710)	(214,198)
Transfers among the sub-accounts and with the Fixed Account - net	(1,836)	(5,146)	66,951
Increase (decrease) in net assets from policy transactions	(12,452)	(52,199)	(153,750)
INCREASE (DECREASE) IN NET ASSETS	11,233	267,014	633,416
NET ASSETS AT BEGINNING OF PERIOD	380,306	2,167,487	3,598,337
NET ASSETS AT END OF PERIOD	$391,539	$2,434,501	$4,231,753
Accumulation Units outstanding at beginning of period	28,731	93,518	148,649
Units issued	1,540	3,114	16,171
Units redeemed	(2,445)	(5,229)	(21,841)
Accumulation Units outstanding at end of period	27,826	91,403	142,979

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

		Janus Henderson
	Invesco V.I.	Balanced	Janus Henderson
	Value	Portfolio	Balanced Portfolio
	Opportunity	Institutional Shares	Service Shares
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$15,277	$686,562	$126,729
Net realized gains (losses)	642,227	1,565,089	299,808
Change in unrealized gains (losses)	(1,703,118)	(2,048,845)	(389,084)
Increase (decrease) in net assets from operations	(1,045,614)	202,806	37,453
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	395,831	2,149,426	560,460
Benefit payments	(22,376)	(94,493)	(40,541)
Payments on termination	(1,265,308)	(1,400,980)	(421,646)
Loans	(43,954)	(30,594)	8,351
Policy maintenance charge	(296,465)	(2,210,173)	(351,116)
Transfers among the sub-accounts and with the Fixed Account - net	115,400	(284,082)	(37,222)
Increase (decrease) in net assets from policy transactions	(1,116,872)	(1,870,896)	(281,714)
INCREASE (DECREASE) IN NET ASSETS	(2,162,486)	(1,668,090)	(244,261)
NET ASSETS AT BEGINNING OF PERIOD	6,666,854	35,630,596	7,021,916
NET ASSETS AT END OF PERIOD	$4,504,368	$33,962,506	$6,777,655
Accumulation Units outstanding at beginning of period	325,564	720,384	201,709
Units issued	9,610	14,278	6,185
Units redeemed	(62,743)	(52,213)	(14,039)
Accumulation Units outstanding at end of period	272,431	682,449	193,855

		Janus Henderson
	Invesco V.I.	Balanced	Janus Henderson
	Value	Portfolio	Balanced Portfolio
	Opportunity	Institutional Shares	Service Shares
	2017	2017	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$21,996	$456,280	$91,904
Net realized gains (losses)	(17,033)	591,226	113,095
Change in unrealized gains (losses)	997,848	4,545,654	902,197
Increase (decrease) in net assets from operations	1,002,811	5,593,160	1,107,196
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	403,190	2,239,547	591,549
Benefit payments	(6,723)	(266,560)	(18,445)
Payments on termination	(279,311)	(1,859,979)	(532,950)
Loans	(48,478)	(97,748)	(32,039)
Policy Maintenance Charge	(312,236)	(2,144,025)	(360,796)
Transfers among the sub-accounts and with the Fixed Account - net	52,431	371,498	(109,504)
Increase (decrease) in net assets from policy transactions	(191,127)	(1,757,267)	(462,185)
INCREASE (DECREASE) IN NET ASSETS	811,684	3,835,893	645,011
NET ASSETS AT BEGINNING OF PERIOD	5,855,170	31,794,703	6,376,905
NET ASSETS AT END OF PERIOD	$6,666,854	$35,630,596	$7,021,916
Accumulation Units outstanding at beginning of period	335,716	750,384	216,399
Units issued	14,977	24,920	4,869
Units redeemed	(25,129)	(54,920)	(19,559)
Accumulation Units outstanding at end of period	325,564	720,384	201,709

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Janus Henderson	Janus Henderson	Janus Henderson
	Enterprise	Flexible	Forty
	Portfolio	Bond Portfolio	Portfolio
	Institutional Shares	Institutional Shares	Institutional Shares
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(21,807)	$178,665	$(4,362)
Net realized gains (losses)	4,262,505	(26,445)	1,079,442
Change in unrealized gains (losses)	(4,248,601)	(221,778)	(953,046)
Increase (decrease) in net assets from operations	(7,903)	(69,558)	122,034
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	2,013,850	435,619	704,104
Benefit payments	(120,328)	(178,049)	(51,752)
Payments on termination	(3,087,688)	(280,749)	(339,208)
Loans	(351,696)	(6,092)	(76,183)
Policy maintenance charge	(2,252,140)	(375,796)	(430,184)
Transfers among the sub-accounts and with the Fixed Account - net	(332,223)	232,137	262,581
Increase (decrease) in net assets from policy transactions	(4,130,225)	(172,930)	69,358
INCREASE (DECREASE) IN NET ASSETS	(4,138,128)	(242,488)	191,392
NET ASSETS AT BEGINNING OF PERIOD	46,529,213	6,076,980	6,677,732
NET ASSETS AT END OF PERIOD	$42,391,085	$5,834,492	$6,869,124
Accumulation Units outstanding at beginning of period	723,185	214,451	195,342
Units issued	7,548	9,010	17,102
Units redeemed	(66,351)	(14,931)	(14,545)
Accumulation Units outstanding at end of period	664,382	208,530	197,899

	Janus Henderson	Janus Henderson	Janus Henderson
	Enterprise	Flexible	Forty
	Portfolio	Bond Portfolio	Portfolio
	Institutional Shares	Institutional Shares	Institutional Shares
	2017	2017	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$(12,726)	$170,313	$(3,020)
Net realized gains (losses)	4,244,194	(17,782)	344,571
Change in unrealized gains (losses)	6,104,500	57,554	1,213,866
Increase (decrease) in net assets from operations	10,335,968	210,085	1,555,417
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	2,100,674	431,692	819,502
Benefit payments	(128,703)	(15,326)	(3,867)
Payments on termination	(2,507,098)	(304,617)	(431,488)
Loans	(102,384)	16,059	(85,153)
Policy Maintenance Charge	(2,201,711)	(393,444)	(399,990)
Transfers among the sub-accounts and with the Fixed Account - net	(508,283)	71,458	44,487
Increase (decrease) in net assets from policy transactions	(3,347,505)	(194,178)	(56,509)
INCREASE (DECREASE) IN NET ASSETS	6,988,463	15,907	1,498,908
NET ASSETS AT BEGINNING OF PERIOD	39,540,750	6,061,073	5,178,824
NET ASSETS AT END OF PERIOD	$46,529,213	$6,076,980	$6,677,732
Accumulation Units outstanding at beginning of period	773,821	219,599	191,372
Units issued	13,515	16,314	23,146
Units redeemed	(64,151)	(21,462)	(19,176)
Accumulation Units outstanding at end of period	723,185	214,451	195,342

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Janus Henderson	Janus Henderson	Janus Henderson
	Global Research	Global Research	Global
	Portfolio	Portfolio	Technology Portfolio
	Institutional Shares	Service Shares	Institutional Shares
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$229,754	$11,315	$—
Net realized gains (losses)	1,002,566	49,739	84,988
Change in unrealized gains (losses)	(3,164,709)	(136,169)	(75,967)
Increase (decrease) in net assets from operations	(1,932,389)	(75,115)	9,021
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	1,695,243	77,913	209,203
Benefit payments	(37,185)	(9,163)	(1,185)
Payments on termination	(1,329,857)	(69,488)	(86,348)
Loans	(222,963)	(7,891)	(17,839)
Policy maintenance charge	(1,691,564)	(48,948)	(113,838)
Transfers among the sub-accounts and with the Fixed Account - net	69,434	87,168	(4,782)
Increase (decrease) in net assets from policy transactions	(1,516,892)	29,591	(14,789)
INCREASE (DECREASE) IN NET ASSETS	(3,449,281)	(45,524)	(5,768)
NET ASSETS AT BEGINNING OF PERIOD	28,710,239	1,042,736	973,411
NET ASSETS AT END OF PERIOD	$25,260,958	$997,212	$967,643
Accumulation Units outstanding at beginning of period	903,788	34,939	29,413
Units issued	14,506	5,036	2,568
Units redeemed	(64,053)	(4,014)	(3,086)
Accumulation Units outstanding at end of period	854,241	35,961	28,895

	Janus Henderson	Janus Henderson	Janus Henderson
	Global Research	Global Research	Global
	Portfolio	Portfolio	Technology Portfolio
	Institutional Shares	Service Shares	Institutional Shares
	2017	2017	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$133,490	$6,668	$—
Net realized gains (losses)	827,625	28,206	62,097
Change in unrealized gains (losses)	5,283,423	188,245	211,637
Increase (decrease) in net assets from operations	6,244,538	223,119	273,734
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	1,707,982	74,414	226,017
Benefit payments	(105,745)	(669)	—
Payments on termination	(1,301,752)	(44,439)	(25,876)
Loans	(132,295)	(2,651)	(10,730)
Policy Maintenance Charge	(1,686,631)	(48,296)	(95,769)
Transfers among the sub-accounts and with the Fixed Account - net	(113,603)	(11,591)	59,987
Increase (decrease) in net assets from policy transactions	(1,632,044)	(33,232)	153,629
INCREASE (DECREASE) IN NET ASSETS	4,612,494	189,887	427,363
NET ASSETS AT BEGINNING OF PERIOD	24,097,745	852,849	546,048
NET ASSETS AT END OF PERIOD	$28,710,239	$1,042,736	$973,411
Accumulation Units outstanding at beginning of period	958,698	36,200	23,940
Units issued	12,689	1,641	7,097
Units redeemed	(67,599)	(2,902)	(1,624)
Accumulation Units outstanding at end of period	903,788	34,939	29,413

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Janus Henderson	Janus Henderson	Janus Henderson
	Mid	Mid Cap Value	Overseas
	Cap Value Portfolio	Portfolio	Portfolio
	Institutional Shares	Service Shares	Institutional Shares
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$6,182	$39,390	$17,912
Net realized gains (losses)	52,004	404,031	(15,841)
Change in unrealized gains (losses)	(139,243)	(1,050,372)	(156,287)
Increase (decrease) in net assets from operations	(81,057)	(606,951)	(154,216)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	139,262	337,210	196,582
Benefit payments	(155,314)	(40,224)	(660)
Payments on termination	(29,982)	(257,807)	(112,251)
Loans	(17,700)	(17,873)	(14,699)
Policy maintenance charge	(77,047)	(201,857)	(98,302)
Transfers among the sub-accounts and with the Fixed Account - net	158,661	73,892	41,934
Increase (decrease) in net assets from policy transactions	17,880	(106,659)	12,604
INCREASE (DECREASE) IN NET ASSETS	(63,177)	(713,610)	(141,612)
NET ASSETS AT BEGINNING OF PERIOD	582,306	4,504,719	1,062,734
NET ASSETS AT END OF PERIOD	$519,129	$3,791,109	$921,122
Accumulation Units outstanding at beginning of period	27,235	137,810	115,705
Units issued	3,129	5,088	15,657
Units redeemed	(2,251)	(8,322)	(13,459)
Accumulation Units outstanding at end of period	28,113	134,576	117,903

	Janus Henderson	Janus Henderson	Janus Henderson
	Mid	Mid Cap Value	Overseas
	Cap Value Portfolio	Portfolio	Portfolio
	Institutional Shares	Service Shares	Institutional Shares
	2017	2017	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$4,145	$27,094	$15,680
Net realized gains (losses)	20,290	177,930	(22,931)
Change in unrealized gains (losses)	44,282	339,210	254,899
Increase (decrease) in net assets from operations	68,717	544,234	247,648
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	148,769	352,886	200,674
Benefit payments	(1,366)	(18,903)	(1,001)
Payments on termination	(22,580)	(252,150)	(41,638)
Loans	(6,859)	(21,880)	(9,212)
Policy Maintenance Charge	(78,172)	(214,787)	(99,279)
Transfers among the sub-accounts and with the Fixed Account - net	3,018	98,404	(29,922)
Increase (decrease) in net assets from policy transactions	42,810	(56,430)	19,622
INCREASE (DECREASE) IN NET ASSETS	111,527	487,804	267,270
NET ASSETS AT BEGINNING OF PERIOD	470,779	4,016,915	795,464
NET ASSETS AT END OF PERIOD	$582,306	$4,504,719	$1,062,734
Accumulation Units outstanding at beginning of period	25,087	139,637	113,556
Units issued	3,593	7,135	12,334
Units redeemed	(1,445)	(8,962)	(10,185)
Accumulation Units outstanding at end of period	27,235	137,810	115,705
See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Janus Henderson	Janus Henderson	Lazard Retirement
	Overseas	Research	Emerging
	Portfolio	Portfolio	Markets
	Service Shares	Institutional Shares	Equity Portfolio*
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$82,153	$73,457	$26,642
Net realized gains (losses)	(120,814)	2,501,877	10,983
Change in unrealized gains (losses)	(734,577)	(3,313,876)	(321,519)
Increase (decrease) in net assets from operations	(773,238)	(738,542)	(283,894)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	459,658	1,597,809	141,366
Benefit payments	(7,305)	(25,258)	(90,033)
Payments on termination	(200,654)	(1,700,437)	(71,081)
Loans	(38,191)	(242,605)	(12,402)
Policy maintenance charge	(262,969)	(1,799,050)	(79,810)
Transfers among the sub-accounts and with the Fixed Account - net	(134,732)	(325,552)	77,890
Increase (decrease) in net assets from policy transactions	(184,193)	(2,495,093)	(34,070)
INCREASE (DECREASE) IN NET ASSETS	(957,431)	(3,233,635)	(317,964)
NET ASSETS AT BEGINNING OF PERIOD	5,317,424	32,992,541	1,566,070
NET ASSETS AT END OF PERIOD	$4,359,993	$29,758,906	$1,248,106
Accumulation Units outstanding at beginning of period	593,832	828,381	24,431
Units issued	36,123	3,588	1,545
Units redeemed	(57,230)	(63,043)	(2,070)
Accumulation Units outstanding at end of period	572,725	768,926	23,906

	Janus Henderson	Janus Henderson	Lazard Retirement
	Overseas	Research	Emerging
	Portfolio	Portfolio	Markets
	Service Shares	Institutional Shares	Equity Portfolio
	2017	2017	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$73,799	$20,239	$25,591
Net realized gains (losses)	(128,777)	844,914	13,421
Change in unrealized gains (losses)	1,312,605	6,487,690	313,318
Increase (decrease) in net assets from operations	1,257,627	7,352,843	352,330
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	491,577	1,627,978	153,937
Benefit payments	(3,203)	(108,728)	(4,555)
Payments on termination	(191,482)	(1,597,183)	(85,650)
Loans	(35,542)	(67,118)	(17,862)
Policy Maintenance Charge	(267,058)	(1,741,542)	(85,258)
Transfers among the sub-accounts and with the Fixed Account - net	35,897	(142,070)	(33,111)
Increase (decrease) in net assets from policy transactions	30,189	(2,028,663)	(72,499)
INCREASE (DECREASE) IN NET ASSETS	1,287,816	5,324,180	279,831
NET ASSETS AT BEGINNING OF PERIOD	4,029,608	27,668,361	1,286,239
NET ASSETS AT END OF PERIOD	$5,317,424	$32,992,541	$1,566,070
Accumulation Units outstanding at beginning of period	587,232	885,795	25,649
Units issued	45,383	7,367	1,346
Units redeemed	(38,783)	(64,781)	(2,564)
Accumulation Units outstanding at end of period	593,832	828,381	24,431

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Legg Mason	Legg Mason Western
	ClearBridge Variable	Assets Variable	MFS® High
	Large Cap Value	Global High Yield	Yield Portfolio
	Portfolio Class I*	Bond Portfolio Class I*	Initial Class*
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$57,694	$120,229	$62,470
Net realized gains (losses)	283,640	(17,867)	(4,643)
Change in unrealized gains (losses)	(676,931)	(194,159)	(92,535)
Increase (decrease) in net assets from operations	(335,597)	(91,797)	(34,708)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	265,131	209,192	123,506
Benefit payments	(33,033)	(2,089)	(1,424)
Payments on termination	(217,028)	(140,011)	(49,444)
Loans	(65,619)	2,144	(4,741)
Policy maintenance charge	(224,489)	(115,262)	(71,181)
Transfers among the sub-accounts and with the Fixed Account - net	(578,823)	(22,053)	11,176
Increase (decrease) in net assets from policy transactions	(853,861)	(68,079)	7,892
INCREASE (DECREASE) IN NET ASSETS	(1,189,458)	(159,876)	(26,816)
NET ASSETS AT BEGINNING OF PERIOD	4,134,061	2,360,084	1,112,092
NET ASSETS AT END OF PERIOD	$2,944,603	$2,200,208	$1,085,276
Accumulation Units outstanding at beginning of period	144,574	100,625	89,409
Units issued	5,015	4,987	5,444
Units redeemed	(36,394)	(7,975)	(4,828)
Accumulation Units outstanding at end of period	113,195	97,637	90,025

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

	Legg Mason	Legg Mason Western
	ClearBridge Variable	Assets Variable	MFS® High
	Large Cap Value	Global High Yield	Yield Portfolio
	Portfolio Class I	Bond Portfolio Class I	Initial Class
	2017	2017	2017
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$51,363	$122,669	$69,855
Net realized gains (losses)	226,917	(9,165)	(1,896)
Change in unrealized gains (losses)	245,161	73,485	904
Increase (decrease) in net assets from operations	523,441	186,989	68,863
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	238,559	200,456	124,420
Benefit payments	(15,043)	(10,835)	(1,997)
Payments on termination	(227,473)	(86,689)	(46,960)
Loans	20,565	(11,115)	(6,369)
Policy Maintenance Charge	(220,425)	(120,041)	(72,657)
Transfers among the sub-accounts and with the Fixed Account - net	189,431	1,868	18,286
Increase (decrease) in net assets from policy transactions	(14,386)	(26,356)	14,723
INCREASE (DECREASE) IN NET ASSETS	509,055	160,633	83,586
NET ASSETS AT BEGINNING OF PERIOD	3,625,006	2,199,451	1,028,506
NET ASSETS AT END OF PERIOD	$4,134,061	$2,360,084	$1,112,092
Accumulation Units outstanding at beginning of period	145,562	101,889	88,218
Units Issued	35,915	4,786	5,337
Units Redeemed	(36,903)	(6,050)	(4,146)
Accumulation Units outstanding at end of period	144,574	100,625	89,409

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

		MFS® Mass
	MFS® Investors	Investors Growth	MFS® New
	Trust	Stock Portfolio	Discovery
	Series Initial Class*	Initial Class*	Series Initial Class*
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$32,586	$6,517	$—
Net realized gains (losses)	556,276	70,703	1,733,856
Change in unrealized gains (losses)	(839,754)	(67,440)	(1,782,998)
Increase (decrease) in net assets from operations	(250,892)	9,780	(49,142)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	235,882	79,093	549,416
Benefit payments	(26,715)	—	(40,357)
Payments on termination	(958,288)	(33,219)	(675,342)
Loans	(13,750)	(6,025)	(80,315)
Policy maintenance charge	(274,544)	(56,664)	(482,237)
Transfers among the sub-accounts and with the Fixed Account - net	25,286	(7,217)	(197,105)
Increase (decrease) in net assets from policy transactions	(1,012,129)	(24,032)	(925,940)
INCREASE (DECREASE) IN NET ASSETS	(1,263,021)	(14,252)	(975,082)
NET ASSETS AT BEGINNING OF PERIOD	5,900,315	1,071,409	10,458,275
NET ASSETS AT END OF PERIOD	$4,637,294	$1,057,157	$9,483,193
Accumulation Units outstanding at beginning of period	188,274	79,769	182,852
Units issued	2,065	1,577	2,452
Units redeemed	(33,775)	(3,270)	(17,016)
Accumulation Units outstanding at end of period	156,564	78,076	168,288

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

		MFS® Mass
	MFS® Investors	Investors Growth	MFS® New
	Trust	Stock Portfolio	Discovery
	Series Initial Class	Initial Class	Series Initial Class
	2017	2017	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$40,011	$6,500	$—
Net realized gains (losses)	316,462	49,410	305,176
Change in unrealized gains (losses)	793,735	192,320	1,963,107
Increase (decrease) in net assets from operations	1,150,208	248,230	2,268,283
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	235,141	81,571	550,399
Benefit payments	(20,710)	(1,973)	(41,696)
Payments on termination	(210,239)	(109,016)	(653,252)
Loans	(13,059)	(4,195)	29,909
Policy Maintenance Charge	(288,179)	(55,669)	(461,288)
Transfers among the sub-accounts and with the Fixed Account - net	(52,636)	(5,259)	(140,823)
Increase (decrease) in net assets from policy transactions	(349,682)	(94,541)	(716,751)
INCREASE (DECREASE) IN NET ASSETS	800,526	153,689	1,551,532
NET ASSETS AT BEGINNING OF PERIOD	5,099,789	917,720	8,906,743
NET ASSETS AT END OF PERIOD	$5,900,315	$1,071,409	$10,458,275
Accumulation Units outstanding at beginning of period	200,720	87,747	197,234
Units Issued	1,578	2,420	1,404
Units Redeemed	(14,024)	(10,398)	(15,786)
Accumulation Units outstanding at end of period	188,274	79,769	182,852

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	MFS® Total
	Return	MFS® Utilities	MFS® Value
	Series Initial Class*	Series Initial Class*	Series Initial Class*
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$260,544	$29,777	$33,281
Net realized gains (losses)	637,391	26,546	170,821
Change in unrealized gains (losses)	(1,556,466)	(28,466)	(421,725)
Increase (decrease) in net assets from operations	(658,531)	27,857	(217,623)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	667,659	239,550	134,970
Benefit payments	(15,339)	(110,811)	(2,949)
Payments on termination	(575,225)	(141,199)	(94,858)
Loans	(6,196)	671	6,274
Policy maintenance charge	(595,878)	(144,214)	(98,479)
Transfers among the sub-accounts and with the Fixed Account - net	16,547	27,424	29,593
Increase (decrease) in net assets from policy transactions	(508,432)	(128,579)	(25,449)
INCREASE (DECREASE) IN NET ASSETS	(1,166,963)	(100,722)	(243,072)
NET ASSETS AT BEGINNING OF PERIOD	12,181,280	2,740,179	2,184,713
NET ASSETS AT END OF PERIOD	$11,014,317	$2,639,457	$1,941,641
Accumulation Units outstanding at beginning of period	358,988	45,147	64,812
Units issued	5,255	1,596	2,763
Units redeemed	(20,350)	(3,712)	(3,512)
Accumulation Units outstanding at end of period	343,893	43,031	64,063

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

	MFS® Total
	Return	MFS® Utilities	MFS® Value
	Series Initial Class	Series Initial Class	Series Initial Class
	2017	2017	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$276,575	$118,315	$40,340
Net realized gains (losses)	471,452	31,478	205,745
Change in unrealized gains (losses)	618,753	236,181	106,817
Increase (decrease) in net assets from operations	1,366,780	385,974	352,902
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	701,063	265,253	159,794
Benefit payments	(19,143)	(116,298)	(8,470)
Payments on termination	(837,299)	(215,736)	(192,543)
Loans	(59,133)	(27,568)	(17,385)
Policy Maintenance Charge	(610,711)	(160,008)	(106,320)
Transfers among the sub-accounts and with the Fixed Account - net	183,911	(60,212)	(198,312)
Increase (decrease) in net assets from policy transactions	(641,312)	(314,569)	(363,236)
INCREASE (DECREASE) IN NET ASSETS	725,468	71,405	(10,334)
NET ASSETS AT BEGINNING OF PERIOD	11,455,812	2,668,774	2,195,047
NET ASSETS AT END OF PERIOD	$12,181,280	$2,740,179	$2,184,713
Accumulation Units outstanding at beginning of period	379,128	50,490	76,613
Units Issued	7,401	2,293	5,305
Units Redeemed	(27,541)	(7,636)	(17,106)
Accumulation Units outstanding at end of period	358,988	45,147	64,812

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

		MFS® VIT
	MFS® VIT	New Discovery	MFS® VIT
	Growth Series	Series	Research Series
	Initial Class*	Service Class*	Initial Class*
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$8,748	$(5,475)	$29,008
Net realized gains (losses)	1,337,669	124,684	535,029
Change in unrealized gains (losses)	(1,016,989)	(139,473)	(727,445)
Increase (decrease) in net assets from operations	329,428	(20,264)	(163,408)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	348,117	32,779	165,488
Benefit payments	(8,221)	(61,285)	(5,567)
Payments on termination	(966,125)	(29,296)	(83,589)
Loans	207,236	(16,786)	(27,619)
Policy maintenance charge	(417,488)	(38,335)	(135,264)
Transfers among the sub-accounts and with the Fixed Account - net	(123,087)	113,611	(30,291)
Increase (decrease) in net assets from policy transactions	(959,568)	688	(116,842)
INCREASE (DECREASE) IN NET ASSETS	(630,140)	(19,576)	(280,250)
NET ASSETS AT BEGINNING OF PERIOD	9,279,635	705,397	4,024,115
NET ASSETS AT END OF PERIOD	$8,649,495	$685,821	$3,743,865
Accumulation Units outstanding at beginning of period	238,318	23,840	118,953
Units issued	10,341	2,780	2,179
Units redeemed	(32,301)	(2,871)	(5,408)
Accumulation Units outstanding at end of period	216,358	23,749	115,724

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

		MFS® VIT
	MFS® VIT	New Discovery	MFS® VIT
	Growth Series	Series	Research Series
	Initial Class	Service Class	Initial Class
	2017	2017	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$8,835	$(4,595)	$50,175
Net realized gains (losses)	768,130	15,199	319,918
Change in unrealized gains (losses)	1,537,583	139,310	403,797
Increase (decrease) in net assets from operations	2,314,548	149,914	773,890
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	394,939	27,857	160,261
Benefit payments	(81,921)	(16)	—
Payments on termination	(582,219)	(42,802)	(181,849)
Loans	8,349	(15,226)	(19,636)
Policy Maintenance Charge	(414,355)	(34,532)	(136,745)
Transfers among the sub-accounts and with the Fixed Account - net	(75,959)	(8,604)	(11,434)
Increase (decrease) in net assets from policy transactions	(751,166)	(73,323)	(189,403)
INCREASE (DECREASE) IN NET ASSETS	1,563,382	76,591	584,487
NET ASSETS AT BEGINNING OF PERIOD	7,716,253	628,806	3,439,628
NET ASSETS AT END OF PERIOD	$9,279,635	$705,397	$4,024,115
Accumulation Units outstanding at beginning of period	260,398	26,660	125,435
Units Issued	6,461	1,078	2,154
Units Redeemed	(28,541)	(3,898)	(8,636)
Accumulation Units outstanding at end of period	238,318	23,840	118,953

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Morgan Stanley	Morgan Stanley	Morgan Stanley
	VIF Emerging	VIF	VIF U.S.
	Markets Equity	Growth	Real Estate
	Portfolio Class I*	Portfolio Class I	Portfolio Class I
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,198	$(8,154)	$169,550
Net realized gains (losses)	6,346	934,208	108,932
Change in unrealized gains (losses)	(98,883)	(641,901)	(755,255)
Increase (decrease) in net assets from operations	(90,339)	284,153	(476,773)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	77,807	243,063	486,335
Benefit payments	(2,146)	(42,833)	(40,817)
Payments on termination	(17,109)	(231,700)	(281,930)
Loans	(3,758)	3,264	(20,160)
Policy maintenance charge	(34,998)	(189,012)	(301,796)
Transfers among the sub-accounts and with the Fixed Account - net	21,053	102,844	(107,667)
Increase (decrease) in net assets from policy transactions	40,849	(114,374)	(266,035)
INCREASE (DECREASE) IN NET ASSETS	(49,490)	169,779	(742,808)
NET ASSETS AT BEGINNING OF PERIOD	499,627	3,659,015	6,439,063
NET ASSETS AT END OF PERIOD	$450,137	$3,828,794	$5,696,255
Accumulation Units outstanding at beginning of period	44,928	84,939	132,562
Units issued	7,870	9,664	4,653
Units redeemed	(3,755)	(11,395)	(10,141)
Accumulation Units outstanding at end of period	49,043	83,208	127,074

	Morgan Stanley	Morgan Stanley	Morgan Stanley
	VIF Emerging	VIF	VIF U.S.
	Markets Equity	Growth	Real Estate
	Portfolio Class I	Portfolio Class I	Portfolio Class I
	2017	2017	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$3,108	$(6,227)	$95,239
Net realized gains (losses)	4,213	349,273	138,214
Change in unrealized gains (losses)	116,090	770,983	(43,354)
Increase (decrease) in net assets from operations	123,411	1,114,029	190,099
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	69,344	203,153	509,848
Benefit payments	(1,177)	(2,413)	(14,704)
Payments on termination	(11,575)	(231,728)	(365,320)
Loans	(4,025)	10,979	8,304
Policy Maintenance Charge	(33,913)	(156,999)	(325,001)
Transfers among the sub-accounts and with the Fixed Account - net	5,822	61,803	(82,339)
Increase (decrease) in net assets from policy transactions	24,476	(115,205)	(269,212)
INCREASE (DECREASE) IN NET ASSETS	147,887	998,824	(79,113)
NET ASSETS AT BEGINNING OF PERIOD	351,740	2,660,191	6,518,176
NET ASSETS AT END OF PERIOD	$499,627	$3,659,015	$6,439,063
Accumulation Units outstanding at beginning of period	42,721	87,262	138,363
Units Issued	6,294	7,670	6,441
Units Redeemed	(4,087)	(9,993)	(12,242)
Accumulation Units outstanding at end of period	44,928	84,939	132,562

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Morningstar	Morningstar	Morningstar
	Aggressive Growth	Balanced	Conservative ETF
	ETF Asset Allocation	ETF Asset Allocation	Asset Allocation
	Portfolio Class I	Portfolio Class I	Portfolio Class I
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$144,180	$249,769	$28,311
Net realized gains (losses)	852,131	1,077,075	14,831
Change in unrealized gains (losses)	(1,835,934)	(2,034,808)	(67,494)
Increase (decrease) in net assets from operations	(839,623)	(707,964)	(24,352)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	2,574,525	2,326,442	289,860
Benefit payments	(15,919)	(6,515)	(471)
Payments on termination	(915,903)	(1,524,548)	(43,481)
Loans	(70,021)	8,757	191
Policy maintenance charge	(1,283,368)	(1,399,914)	(184,601)
Transfers among the sub-accounts and with the Fixed Account - net	(339,532)	116,204	76,575
Increase (decrease) in net assets from policy transactions	(50,218)	(479,574)	138,073
INCREASE (DECREASE) IN NET ASSETS	(889,841)	(1,187,538)	113,721
NET ASSETS AT BEGINNING OF PERIOD	9,031,661	12,159,710	1,132,019
NET ASSETS AT END OF PERIOD	$8,141,820	$10,972,172	$1,245,740
Accumulation Units outstanding at beginning of period	506,421	685,067	79,595
Units issued	63,085	64,390	20,299
Units redeemed	(61,785)	(82,406)	(10,431)
Accumulation Units outstanding at end of period	507,721	667,051	89,463

	Morningstar	Morningstar	Morningstar
	Aggressive Growth	Balanced	Conservative ETF
	ETF Asset Allocation	ETF Asset Allocation	Asset Allocation
	Portfolio Class I	Portfolio Class I	Portfolio Class I
	2017	2017	2017
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$117,915	$216,246	$22,262
Net realized gains (losses)	609,457	825,909	2,261
Change in unrealized gains (losses)	721,028	405,517	38,911
Increase (decrease) in net assets from operations	1,448,400	1,447,672	63,434
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	2,584,938	2,438,604	306,828
Benefit payments	(1,238)	(13,044)	—
Payments on termination	(543,998)	(1,209,111)	(119,345)
Loans	(130,322)	(199,053)	166
Policy Maintenance Charge	(1,217,718)	(1,335,913)	(178,045)
Transfers among the sub-accounts and with the Fixed Account - net	69,829	246,707	93,272
Increase (decrease) in net assets from policy transactions	761,491	(71,810)	102,876
INCREASE (DECREASE) IN NET ASSETS	2,209,891	1,375,862	166,310
NET ASSETS AT BEGINNING OF PERIOD	6,821,770	10,783,848	965,709
NET ASSETS AT END OF PERIOD	$9,031,661	$12,159,710	$1,132,019
Accumulation Units outstanding at beginning of period	460,486	676,841	71,638
Units Issued	87,828	82,807	22,511
Units Redeemed	(41,893)	(74,581)	(14,554)
Accumulation Units outstanding at end of period	506,421	685,067	79,595

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Morningstar	Morningstar Income
	Growth ETF	and Growth ETF	Oppenheimer
	Asset Allocation	Asset Allocation	Conservative
	Portfolio Class I	Portfolio Class I	Balance Fund/VA*
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$323,392	$60,283	$8,148
Net realized gains (losses)	1,856,981	91,612	20,740
Change in unrealized gains (losses)	(3,517,609)	(249,822)	(49,207)
Increase (decrease) in net assets from operations	(1,337,236)	(97,927)	(20,319)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	4,054,496	513,219	109,162
Benefit payments	(1,183)	(63,374)	(62,334)
Payments on termination	(1,333,891)	(70,950)	(55,804)
Loans	(301,303)	(29,072)	(1,337)
Policy maintenance charge	(2,124,921)	(351,367)	(58,263)
Transfers among the sub-accounts and with the Fixed Account - net	(412,101)	109,273	47,456
Increase (decrease) in net assets from policy transactions	(118,903)	107,729	(21,120)
INCREASE (DECREASE) IN NET ASSETS	(1,456,139)	9,802	(41,439)
NET ASSETS AT BEGINNING OF PERIOD	17,530,338	2,328,734	413,398
NET ASSETS AT END OF PERIOD	$16,074,199	$2,338,536	$371,959
Accumulation Units outstanding at beginning of period	976,102	148,336	32,082
Units issued	95,178	17,824	4,376
Units redeemed	(87,117)	(10,688)	(5,969)
Accumulation Units outstanding at end of period	984,163	155,472	30,489

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

	Morningstar	Morningstar Income
	Growth ETF	and Growth ETF	Oppenheimer
	Asset Allocation	Asset Allocation	Conservative
	Portfolio Class I	Portfolio Class I	Balance Fund/VA
	2017	2017	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$256,197	$47,023	$7,713
Net realized gains (losses)	1,072,077	112,385	5,792
Change in unrealized gains (losses)	1,229,675	50,036	20,402
Increase (decrease) in net assets from operations	2,557,949	209,444	33,907
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	4,223,030	553,292	113,248
Benefit payments	(76,741)	—	—
Payments on termination	(1,336,488)	(186,029)	(10,730)
Loans	(97,211)	(16,208)	(2,606)
Policy maintenance charge	(2,055,701)	(313,118)	(58,493)
Transfers among the sub-accounts and with the Fixed Account - net	117,316	78,785	(14,710)
Increase (decrease) in net assets from policy transactions	774,205	116,722	26,709
INCREASE (DECREASE) IN NET ASSETS	3,332,154	326,166	60,616
NET ASSETS AT BEGINNING OF PERIOD	14,198,184	2,002,568	352,782
NET ASSETS AT END OF PERIOD	$17,530,338	$2,328,734	$413,398
Accumulation Units outstanding at beginning of period	924,580	139,145	29,912
Units issued	134,818	24,204	5,005
Units redeemed	(83,296)	(15,013)	(2,835)
Accumulation Units outstanding at end of period	976,102	148,336	32,082

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Oppenheimer
	Discovery		Oppenheimer
	Mid-Cap	Oppenheimer	Global Fund/VA
	Growth Fund/VA*	Global Fund/VA*	Service Shares*
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$—	$14,212	$85,200
Net realized gains (losses)	393,665	135,299	1,048,917
Change in unrealized gains (losses)	(524,252)	(342,442)	(2,570,279)
Increase (decrease) in net assets from operations	(130,587)	(192,931)	(1,436,162)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	171,106	222,161	811,093
Benefit payments	—	(17,691)	(5,261)
Payments on termination	(118,442)	(90,422)	(754,751)
Loans	3,812	(21,221)	(41,208)
Policy maintenance charge	(101,780)	(114,203)	(495,449)
Transfers among the sub-accounts and with the Fixed Account - net	(51,059)	34,850	(96,702)
Increase (decrease) in net assets from policy transactions	(96,363)	13,474	(582,278)
INCREASE (DECREASE) IN NET ASSETS	(226,950)	(179,457)	(2,018,440)
NET ASSETS AT BEGINNING OF PERIOD	2,378,074	1,477,727	11,457,972
NET ASSETS AT END OF PERIOD	$2,151,124	$1,298,270	$9,439,532
Accumulation Units outstanding at beginning of period	89,469	70,963	353,179
Units issued	2,412	6,969	8,558
Units redeemed	(5,709)	(6,122)	(25,782)
Accumulation Units outstanding at end of period	86,172	71,810	335,955

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

	Oppenheimer
	Discovery		Oppenheimer
	Mid-Cap	Oppenheimer	Global Fund/VA
	Growth Fund/VA	Global Fund/VA	Service Shares
	2017	2017	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$652	$11,750	$74,284
Net realized gains (losses)	272,282	15,914	187,952
Change in unrealized gains (losses)	267,408	362,804	2,875,610
Increase (decrease) in net assets from operations	540,342	390,468	3,137,846
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	176,513	237,352	851,984
Benefit payments	(8,906)	(3,266)	(73,680)
Payments on termination	(129,809)	(67,947)	(620,567)
Loans	(21,425)	(1,286)	(123)
Policy maintenance charge	(104,454)	(109,655)	(512,813)
Transfers among the sub-accounts and with the Fixed Account - net	(3,002)	(7,787)	(203,220)
Increase (decrease) in net assets from policy transactions	(91,084)	47,411	(558,419)
INCREASE (DECREASE) IN NET ASSETS	449,258	437,879	2,579,427
NET ASSETS AT BEGINNING OF PERIOD	1,928,816	1,039,848	8,878,545
NET ASSETS AT END OF PERIOD	$2,378,074	$1,477,727	$11,457,972
Accumulation Units outstanding at beginning of period	93,459	68,244	373,064
Units issued	3,732	7,255	9,040
Units redeemed	(7,722)	(4,536)	(28,925)
Accumulation Units outstanding at end of period	89,469	70,963	353,179

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Oppenheimer		Oppenheimer
	Global	Oppenheimer	International
	Strategic	International	Growth Fund/VA
	Income Fund/VA*	Growth Fund/VA	Service Shares
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$17,631	$15,738	$(1,947)
Net realized gains (losses)	(1,926)	72,004	93,728
Change in unrealized gains (losses)	(32,032)	(460,216)	(476,874)
Increase (decrease) in net assets from operations	(16,327)	(372,474)	(385,093)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	46,813	283,594	70,542
Benefit payments	—	(3,038)	(715)
Payments on termination	(13,787)	(109,270)	(102,201)
Loans	34	(86,962)	(83,977)
Policy maintenance charge	(29,372)	(137,222)	(90,934)
Transfers among the sub-accounts and with the Fixed Account - net	386	62,672	3,303
Increase (decrease) in net assets from policy transactions	4,074	9,774	(203,982)
INCREASE (DECREASE) IN NET ASSETS	(12,253)	(362,700)	(589,075)
NET ASSETS AT BEGINNING OF PERIOD	367,324	1,941,884	2,077,252
NET ASSETS AT END OF PERIOD	$355,071	$1,579,184	$1,488,177
Accumulation Units outstanding at beginning of period	24,850	69,100	75,487
Units issued	2,006	9,928	3,389
Units redeemed	(1,730)	(5,814)	(11,178)
Accumulation Units outstanding at end of period	25,126	73,214	67,698

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

	Oppenheimer		Oppenheimer
	Global	Oppenheimer	International
	Strategic	International	Growth Fund/VA
	Income Fund/VA	Growth Fund/VA	Service Shares
	2017	2017	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$7,231	$25,235	$8,642
Net realized gains (losses)	(1,761)	42,950	41,567
Change in unrealized gains (losses)	13,654	346,855	388,232
Increase (decrease) in net assets from operations	19,124	415,040	438,441
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	99,138	297,311	77,563
Benefit payments	—	(59,549)	(7,280)
Payments on termination	(21,198)	(181,065)	(141,668)
Loans	(593)	16,777	(67,213)
Policy maintenance charge	(28,988)	(141,850)	(92,848)
Transfers among the sub-accounts and with the Fixed Account - net	(746)	3,537	78,827
Increase (decrease) in net assets from policy transactions	47,613	(64,839)	(152,619)
INCREASE (DECREASE) IN NET ASSETS	66,737	350,201	285,822
NET ASSETS AT BEGINNING OF PERIOD	300,587	1,591,683	1,791,430
NET ASSETS AT END OF PERIOD	$367,324	$1,941,884	$2,077,252
Accumulation Units outstanding at beginning of period	21,610	68,104	81,743
Units issued	5,495	9,267	6,882
Units redeemed	(2,255)	(8,271)	(13,138)
Accumulation Units outstanding at end of period	24,850	69,100	75,487

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

		Oppenheimer	Oppenheimer
	Oppenheimer	Main Street	Main Street Small
	Main Street	Small	Cap Fund®/VA
	Fund®/VA*	Cap Fund®/VA*	Service Shares
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$6,464	$36,984	$(6,862)
Net realized gains (losses)	49,367	1,725,320	934,920
Change in unrealized gains (losses)	(99,407)	(2,882,389)	(1,622,219)
Increase (decrease) in net assets from operations	(43,576)	(1,120,085)	(694,161)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	123,939	1,061,172	327,811
Benefit payments	—	(37,653)	(2,179)
Payments on termination	(57,356)	(897,243)	(206,709)
Loans	(4,767)	(31,322)	(70,220)
Policy maintenance charge	(61,658)	(638,159)	(343,446)
Transfers among the sub-accounts and with the Fixed Account - net	(885)	(36,400)	(677,492)
Increase (decrease) in net assets from policy transactions	(727)	(579,605)	(972,235)
INCREASE (DECREASE) IN NET ASSETS	(44,303)	(1,699,690)	(1,666,396)
NET ASSETS AT BEGINNING OF PERIOD	554,126	11,877,519	7,088,578
NET ASSETS AT END OF PERIOD	$509,823	$10,177,829	$5,422,182
Accumulation Units outstanding at beginning of period	50,801	245,297	181,795
Units issued	5,503	10,165	6,558
Units redeemed	(5,562)	(17,607)	(32,481)
Accumulation Units outstanding at end of period	50,742	237,855	155,872

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

		Oppenheimer	Oppenheimer
	Oppenheimer	Main Street	Main Street Small
	Main Street	Small	Cap Fund®/VA
	Fund®/VA	Cap Fund®/VA	Service Shares
	2017	2017	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$6,444	$96,786	$27,298
Net realized gains (losses)	9,676	770,429	583,426
Change in unrealized gains (losses)	29,001	621,843	267,587
Increase (decrease) in net assets from operations	45,121	1,489,058	878,311
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	139,194	1,112,251	303,035
Benefit payments	—	(7,633)	(21,423)
Payments on termination	(51,137)	(766,905)	(377,425)
Loans	14,542	(10,653)	(29,972)
Policy maintenance charge	(43,520)	(632,172)	(351,530)
Transfers among the sub-accounts and with the Fixed Account - net	449,926	(54,067)	(174,146)
Increase (decrease) in net assets from policy transactions	509,005	(359,179)	(651,461)
INCREASE (DECREASE) IN NET ASSETS	554,126	1,129,879	226,850
NET ASSETS AT BEGINNING OF PERIOD	—	10,747,640	6,861,728
NET ASSETS AT END OF PERIOD	$554,126	$11,877,519	$7,088,578
Accumulation Units outstanding at beginning of period	—	249,069	200,939
Units issued	54,128	13,328	34,572
Units redeemed	(3,327)	(17,100)	(53,716)
Accumulation Units outstanding at end of period	50,801	245,297	181,795

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

		PIMCO VIT	PIMCO VIT Real
	Oppenheimer	Int. Bond	Return
	Total Return	U.S. Dollar-Hedged	Portfolio
	Bond Fund/VA	Admin. Shares*	Admin. Shares*
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$7,447	$37,065	$84,826
Net realized gains (losses)	(528)	26,875	(14,996)
Change in unrealized gains (losses)	(8,924)	(2,577)	(146,657)
Increase (decrease) in net assets from operations	(2,005)	61,363	(76,827)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	55,406	212,563	336,842
Benefit payments	—	(13,847)	(38,532)
Payments on termination	(15,802)	(142,866)	(176,492)
Loans	(2,249)	115	(6,399)
Policy maintenance charge	(26,553)	(205,333)	(183,348)
Transfers among the sub-accounts and with the Fixed Account - net	7,865	(16,759)	80,311
Increase (decrease) in net assets from policy transactions	18,667	(166,127)	12,382
INCREASE (DECREASE) IN NET ASSETS	16,662	(104,764)	(64,445)
NET ASSETS AT BEGINNING OF PERIOD	220,634	3,187,844	3,439,751
NET ASSETS AT END OF PERIOD	$237,296	$3,083,080	$3,375,306
Accumulation Units outstanding at beginning of period	21,258	143,363	194,322
Units issued	3,827	13,780	11,667
Units redeemed	(1,985)	(21,380)	(11,009)
Accumulation Units outstanding at end of period	23,100	135,763	194,980

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

		PIMCO VIT	PIMCO VIT Real
	Oppenheimer	Int. Bond	Return
	Total Return	U.S. Dollar-Hedged	Portfolio
	Bond Fund/VA	Admin. Shares	Admin. Shares
	2017	2017	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$4,722	$146,987	$79,883
Net realized gains (losses)	(13)	21,479	(14,356)
Change in unrealized gains (losses)	4,058	(85,745)	55,427
Increase (decrease) in net assets from operations	8,767	82,721	120,954
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	53,974	220,191	342,338
Benefit payments	—	(1,159)	(589)
Payments on termination	(7,820)	(206,487)	(274,881)
Loans	(185)	(4,456)	(11,113)
Policy maintenance charge	(26,211)	(220,140)	(187,929)
Transfers among the sub-accounts and with the Fixed Account - net	10,936	75,220	112,773
Increase (decrease) in net assets from policy transactions	30,694	(136,831)	(19,401)
INCREASE (DECREASE) IN NET ASSETS	39,461	(54,110)	101,553
NET ASSETS AT BEGINNING OF PERIOD	181,173	3,241,954	3,338,198
NET ASSETS AT END OF PERIOD	$220,634	$3,187,844	$3,439,751
Accumulation Units outstanding at beginning of period	18,258	149,828	195,483
Units issued	4,401	8,950	15,140
Units redeemed	(1,401)	(15,415)	(16,301)
Accumulation Units outstanding at end of period	21,258	143,363	194,322

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	PIMCO VIT		Putnam
	Total Return	Putnam	VT International
	Portfolio	VT High Yield	Value Fund
	Admin. Shares*	Fund Class IA*	Class IA*
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$335,235	$63,947	$19,802
Net realized gains (losses)	125,706	(4,982)	(679)
Change in unrealized gains (losses)	(559,119)	(96,352)	(182,171)
Increase (decrease) in net assets from operations	(98,178)	(37,387)	(163,048)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	1,021,384	65,177	38,127
Benefit payments	(29,099)	(15,075)	—
Payments on termination	(850,189)	(43,291)	(44,651)
Loans	(79,772)	(5,209)	(47,852)
Policy maintenance charge	(810,999)	(51,507)	(27,065)
Transfers among the sub-accounts and with the Fixed Account - net	(93,810)	(13,849)	59,452
Increase (decrease) in net assets from policy transactions	(842,485)	(63,754)	(21,989)
INCREASE (DECREASE) IN NET ASSETS	(940,663)	(101,141)	(185,037)
NET ASSETS AT BEGINNING OF PERIOD	14,223,354	1,108,515	942,986
NET ASSETS AT END OF PERIOD	$13,282,691	$1,007,374	$757,949
Accumulation Units outstanding at beginning of period	656,452	34,962	30,858
Units issued	24,528	937	2,611
Units redeemed	(64,591)	(2,945)	(3,450)
Accumulation Units outstanding at end of period	616,389	32,954	30,019

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

	PIMCO VIT		Putnam
	Total Return	Putnam	VT International
	Portfolio	VT High Yield	Value Fund
	Admin. Shares	Fund Class IA	Class IA
	2017	2017	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$269,973	$65,977	$17,047
Net realized gains (losses)	(4,182)	(3,017)	321
Change in unrealized gains (losses)	395,724	13,310	193,694
Increase (decrease) in net assets from operations	661,515	76,270	211,062
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	1,045,001	65,335	44,253
Benefit payments	(9,069)	(503)	—
Payments on termination	(652,229)	(52,852)	(143,778)
Loans	(77,988)	(5,885)	2,064
Policy maintenance charge	(841,383)	(54,173)	(30,894)
Transfers among the sub-accounts and with the Fixed Account - net	141,051	(4,388)	(36,479)
Increase (decrease) in net assets from policy transactions	(394,617)	(52,466)	(164,834)
INCREASE (DECREASE) IN NET ASSETS	266,898	23,804	46,228
NET ASSETS AT BEGINNING OF PERIOD	13,956,456	1,084,711	896,758
NET ASSETS AT END OF PERIOD	$14,223,354	$1,108,515	$942,986
Accumulation Units outstanding at beginning of period	675,941	36,681	36,698
Units issued	32,929	1,325	1,375
Units redeemed	(52,418)	(3,044)	(7,215)
Accumulation Units outstanding at end of period	656,452	34,962	30,858

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Putnam
	VT International	T. Rowe Price	T. Rowe Price
	Value Fund	Blue Chip Growth	Equity Income
	Class IB*	Portfolio I*	Portfolio I*
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$45,960	$—	$547,786
Net realized gains (losses)	(2,868)	560,355	2,787,378
Change in unrealized gains (losses)	(503,539)	(419,286)	(5,840,505)
Increase (decrease) in net assets from operations	(460,447)	141,069	(2,505,341)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	100,035	355,265	1,641,894
Benefit payments	(90,614)	(8,005)	(32,467)
Payments on termination	(125,740)	(516,952)	(1,511,506)
Loans	11,301	22,576	(259,165)
Policy maintenance charge	(91,311)	(242,430)	(1,200,703)
Transfers among the sub-accounts and with the Fixed Account - net	196,783	(6,749)	(132,400)
Increase (decrease) in net assets from policy transactions	454	(396,295)	(1,494,347)
INCREASE (DECREASE) IN NET ASSETS	(459,993)	(255,226)	(3,999,688)
NET ASSETS AT BEGINNING OF PERIOD	2,599,397	5,412,643	27,921,568
NET ASSETS AT END OF PERIOD	$2,139,404	$5,157,417	$23,921,880
Accumulation Units outstanding at beginning of period	119,025	141,239	703,194
Units issued	11,497	4,575	9,276
Units redeemed	(11,628)	(13,767)	(46,763)
Accumulation Units outstanding at end of period	118,894	132,047	665,707

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

	Putnam
	VT International	T. Rowe Price	T. Rowe Price
	Value Fund	Blue Chip Growth	Equity Income
	Class IB	Portfolio I	Portfolio I
	2017	2017	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$33,364	$—	$459,782
Net realized gains (losses)	(20,557)	374,990	3,081,128
Change in unrealized gains (losses)	522,506	1,118,825	394,593
Increase (decrease) in net assets from operations	535,313	1,493,815	3,935,503
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	119,782	357,171	1,688,438
Benefit payments	(1,453)	(118,507)	(171,715)
Payments on termination	(128,375)	(313,101)	(1,444,913)
Loans	15,338	(23,037)	(36,478)
Policy maintenance charge	(99,020)	(235,149)	(1,250,690)
Transfers among the sub-accounts and with the Fixed Account - net	(100,491)	(70,624)	(253,963)
Increase (decrease) in net assets from policy transactions	(194,219)	(403,247)	(1,469,321)
INCREASE (DECREASE) IN NET ASSETS	341,094	1,090,568	2,466,182
NET ASSETS AT BEGINNING OF PERIOD	2,258,303	4,322,075	25,455,386
NET ASSETS AT END OF PERIOD	$2,599,397	$5,412,643	$27,921,568
Accumulation Units outstanding at beginning of period	128,612	153,569	743,792
Units issued	6,922	4,127	9,004
Units redeemed	(16,509)	(16,457)	(49,602)
Accumulation Units outstanding at end of period	119,025	141,239	703,194

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	T. Rowe Price	T. Rowe Price	T. Rowe Price
	International	Mid-Cap	New America
	Stock I*	Growth I*	Growth I*
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$56,065	$—	$5,047
Net realized gains (losses)	473,826	2,163,522	453,718
Change in unrealized gains (losses)	(1,130,714)	(2,241,016)	(399,647)
Increase (decrease) in net assets from operations	(600,823)	(77,494)	59,118
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	230,756	466,367	147,083
Benefit payments	(10,080)	(9,244)	(107,132)
Payments on termination	(454,315)	(1,588,674)	(404,893)
Loans	(39,086)	(671,873)	(25,218)
Policy maintenance charge	(222,440)	(585,407)	(128,344)
Transfers among the sub-accounts and with the Fixed Account - net	(116,408)	(851,445)	(1,557)
Increase (decrease) in net assets from policy transactions	(611,573)	(3,240,276)	(520,061)
INCREASE (DECREASE) IN NET ASSETS	(1,212,396)	(3,317,770)	(460,943)
NET ASSETS AT BEGINNING OF PERIOD	4,653,330	13,732,966	3,254,798
NET ASSETS AT END OF PERIOD	$3,440,934	$10,415,196	$2,793,855
Accumulation Units outstanding at beginning of period	197,622	176,253	85,622
Units issued	7,885	826	2,145
Units redeemed	(35,183)	(40,637)	(15,113)
Accumulation Units outstanding at end of period	170,324	136,442	72,654

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

	T. Rowe Price	T. Rowe Price	T. Rowe Price
	International	Mid-Cap	New America
	Stock I	Growth I	Growth I
	2017	2017	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$48,495	$—	$3,107
Net realized gains (losses)	231,645	1,987,317	395,363
Change in unrealized gains (losses)	723,267	885,296	476,559
Increase (decrease) in net assets from operations	1,003,407	2,872,613	875,029
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	254,617	468,674	157,958
Benefit payments	—	(14,728)	—
Payments on termination	(233,803)	(635,514)	(135,340)
Loans	(20,522)	(61,507)	(2,346)
Policy maintenance charge	(231,359)	(596,655)	(125,952)
Transfers among the sub-accounts and with the Fixed Account - net	302,364	(387,701)	(128,710)
Increase (decrease) in net assets from policy transactions	71,297	(1,227,431)	(234,390)
INCREASE (DECREASE) IN NET ASSETS	1,074,704	1,645,182	640,639
NET ASSETS AT BEGINNING OF PERIOD	3,578,626	12,087,784	2,614,159
NET ASSETS AT END OF PERIOD	$4,653,330	$13,732,966	$3,254,798
Accumulation Units outstanding at beginning of period	194,355	193,571	92,444
Units issued	19,955	9,429	3,936
Units redeemed	(16,688)	(26,747)	(10,758)
Accumulation Units outstanding at end of period	197,622	176,253	85,622

See notes to financial statements.

66

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	VanEck VIP	VanEck VIP	Wells Fargo
	Emerging	Global	VT Advantage
	Markets	Hard Assets	Discovery
	Fund Initial Class	Fund Initial Class	Fund*
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$14,321	$—	$—
Net realized gains (losses)	53,472	(36,501)	956,971
Change in unrealized gains (losses)	(1,330,170)	(917,341)	(1,345,277)
Increase (decrease) in net assets from operations	(1,262,377)	(953,842)	(388,306)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	416,443	359,115	273,653
Benefit payments	—	(67,642)	(26,546)
Payments on termination	(332,620)	(129,347)	(298,765)
Loans	(42,054)	(838)	(88,450)
Policy maintenance charge	(231,323)	(166,980)	(279,680)
Transfers among the sub-accounts and with the Fixed Account - net	144,342	131,544	(74,769)
Increase (decrease) in net assets from policy transactions	(45,212)	125,852	(494,557)
INCREASE (DECREASE) IN NET ASSETS	(1,307,589)	(827,990)	(882,863)
NET ASSETS AT BEGINNING OF PERIOD	5,538,340	3,318,885	6,391,189
NET ASSETS AT END OF PERIOD	$4,230,751	$2,490,895	$5,508,326
Accumulation Units outstanding at beginning of period	128,847	120,226	159,067
Units issued	8,396	11,891	1,931
Units redeemed	(8,605)	(6,313)	(13,487)
Accumulation Units outstanding at end of period	128,638	125,804	147,511

	VanEck VIP	VanEck VIP	Wells Fargo
	Emerging	Global	VT Advantage
	Markets	Hard Assets	Discovery
	Fund Initial Class	Fund Initial Class	Fund
	2017	2017	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$20,581	$—	$—
Net realized gains (losses)	7,759	(65,521)	480,401
Change in unrealized gains (losses)	1,922,068	23,614	1,029,171
Increase (decrease) in net assets from operations	1,950,408	(41,907)	1,509,572
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	444,452	383,064	280,800
Benefit payments	(12,011)	(10,134)	(11,059)
Payments on termination	(313,729)	(128,090)	(421,138)
Loans	(19,796)	(8,147)	3,494
Policy maintenance charge	(243,776)	(175,642)	(279,769)
Transfers among the sub-accounts and with the Fixed Account - net	(209,436)	(54,563)	(113,381)
Increase (decrease) in net assets from policy transactions	(354,296)	6,488	(541,053)
INCREASE (DECREASE) IN NET ASSETS	1,596,112	(35,419)	968,519
NET ASSETS AT BEGINNING OF PERIOD	3,942,228	3,354,304	5,422,670
NET ASSETS AT END OF PERIOD	$5,538,340	$3,318,885	$6,391,189
Accumulation Units outstanding at beginning of period	138,518	119,444	174,275
Units issued	4,019	11,288	2,623
Units redeemed	(13,690)	(10,506)	(17,831)
Accumulation Units outstanding at end of period	128,847	120,226	159,067
See notes to financial statements.

67

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

Wells Fargo
VT Advantage
Opportunity
Fund*
2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$14,381
Net realized gains (losses)	921,528
Change in unrealized gains (losses)	(1,430,550)
Increase (decrease) in net assets from operations	(494,641)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	385,557
Benefit payments	(67,442)
Payments on termination	(721,373)
Loans	(86,399)
Policy maintenance charge	(392,344)
Transfers among the sub-accounts and with the Fixed Account - net	31,671
Increase (decrease) in net assets from policy transactions	(850,330)
INCREASE (DECREASE) IN NET ASSETS	(1,344,971)
NET ASSETS AT BEGINNING OF PERIOD	8,066,718
NET ASSETS AT END OF PERIOD	$6,721,747
Accumulation Units outstanding at beginning of period	267,785
Units issued	2,989
Units redeemed	(30,467)
Accumulation Units outstanding at end of period	240,307

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

Wells Fargo
VT Advantage
Opportunity
Fund
2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$51,180
Net realized gains (losses)	735,698
Change in unrealized gains (losses)	623,199
Increase (decrease) in net assets from operations	1,410,077
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	417,495
Benefit payments	(46,136)
Payments on termination	(342,586)
Loans	(17,178)
Policy maintenance charge	(462,484)
Transfers among the sub-accounts and with the Fixed Account - net	(23,172)
Increase (decrease) in net assets from policy transactions	(474,061)
INCREASE (DECREASE) IN NET ASSETS	936,016
NET ASSETS AT BEGINNING OF PERIOD	7,130,702
NET ASSETS AT END OF PERIOD	$8,066,718
Accumulation Units outstanding at beginning of period	285,092
Units issued	5,628
Units redeemed	(22,935)
Accumulation Units outstanding at end of period	267,785

See notes to financial statements.

68

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

1.Organization
Lincoln Benefit Life Variable Life Account (the “Account”), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Lincoln Benefit Life Company (“Lincoln Benefit”). The assets of the Account are legally segregated from those of Lincoln Benefit. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).
On October 2, 2017, LBL HoldCo, Inc., the indirect parent of Lincoln Benefit announced that a definitive agreement had been entered into for the acquisition of LBL HoldCo, Inc. and subsidiaries (including Lincoln Benefit) by SNH Acquisition LLC (an affiliate of Global Bankers Insurance Group, LLC).  On October 30, 2018, LBL HoldCo, Inc.’s parent, RL LP, provided notice to SNH Acquisition, LLC of the termination by RL LP of the agreement that had been entered into for the acquisition of LBL HoldCo, Inc. and subsidiaries (including Lincoln Benefit) by SNH Acquisition, LLC.
The assets within the Account are legally segregated from each other into sub-accounts (the “sub-accounts”). Lincoln Benefit issued six life insurance products: the Investor’s Select, the Consultant, the Consultant SL, the Consultant Protector, the Consultant Accumulator, and the Total Accumulator (collectively the “Policies”), the deposits of which are invested at the direction of the policyholders in the sub-accounts that comprise the Account. All of the Policies, are closed to new policyholders, but continue to accept deposits from existing policyholders. Absent any policy provisions wherein Lincoln Benefit contractually guarantees a specified death benefit, variable life policyholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-account names listed below correspond to the mutual fund portfolios (Fund or Funds) in which they invest:

AB VPS Growth and Income Class A*
AB VPS International Growth Class A*
AB VPS International Value Class A*
AB VPS Small Cap Growth Class A*
AB VPS Small/Mid Cap Value Class A*
Alger Balanced Class I-2
Alger Capital Appreciation Class I-2
Alger Income & Growth Class I-2
Alger SmallCap Growth Class I-2
Alger Large Cap Growth Class I-2
Alger MidCap Growth Class I-2
DWS Core Equity VIP Class A*
DWS Global Small Cap VIP Class A*
DWS Bond VIP Class A*
DWS CROCI® International VIP Class A*
DWS Equity 500 Index VIP Class A*
DWS Global Income Builder VIP Class A II*
DWS Small Cap Index VIP Class A*
Federated Fund for U.S. Government Securities II
Federated High Income Bond Fund II
Federated Managed Volatility Fund II
Fidelity® VIP Asset Manager Portfolio Initial Class*
Fidelity® VIP Contrafund Portfolio Initial Class*
Fidelity® VIP Emerging Markets Portfolio Initial Class*
Fidelity® VIP Equity-Income Portfolio Initial Class*
Fidelity® VIP Government Money Market Portfolio Initial Class*
Fidelity® VIP Growth & Income Portfolio Initial Class*
Fidelity® VIP Growth Portfolio Initial Class*
Fidelity® VIP High Income Portfolio Initial Class*
*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

Organization (continued)

Fidelity® VIP Index 500 Portfolio Initial Class*
Fidelity® VIP Index 500 Portfolio Service Class*
Fidelity® VIP Investment Grade Bond Portfolio Initial Class*
Fidelity® VIP Mid Cap Portfolio Initial Class*
Fidelity® VIP Overseas Portfolio Initial Class*
Fidelity® VIP Real Estate Portfolio Initial Class*
Fidelity® VIP Value Strategies Portfolio Initial Class*
Franklin Templeton Global Bond VIP Fund Class 1*
Franklin Templeton Income VIP Fund Class 1*
Franklin Templeton Mutual Global Discovery VIP Fund Class 1*
Franklin Templeton Mutual Shares VIP Fund Class 1*
Franklin Templeton Small Cap Value VIP Fund Class 1*
Franklin Templeton Small-Mid Cap Growth VIP Fund Class 1*
Franklin Templeton Strategic Income VIP Fund Class 1*
Franklin Templeton U.S. Government Securities VIP Fund Class 1*
Guggenheim VT U.S. Long Short Equity Fund
Invesco V.I. American Franchise
Invesco V.I. American Value
Invesco V.I. Core Equity
Invesco V.I. Government Securities
Invesco V.I. Growth and Income Fund Series I
Invesco V.I. Growth and Income Fund Series II
Invesco V.I. High Yield
Invesco V.I. Mid Cap Core Equity
Invesco V.I. Mid Cap Growth Fund Series II
Invesco V.I. Value Opportunity
Janus Henderson Balanced Portfolio Institutional Shares
Janus Henderson Balanced Portfolio Service Shares
Janus Henderson Enterprise Portfolio Institutional Shares
Janus Henderson Flexible Bond Portfolio Institutional Shares
Janus Henderson Forty Portfolio Institutional Shares
Janus Henderson Global Research Portfolio Institutional Shares
Janus Henderson Global Research Portfolio Service Shares
Janus Henderson Global Technology Portfolio Institutional Shares
Janus Henderson Mid Cap Value Portfolio Institutional Shares
Janus Henderson Mid Cap Value Portfolio Service Shares
Janus Henderson Overseas Portfolio Institutional Shares
Janus Henderson Overseas Portfolio Service Shares
Janus Henderson Research Portfolio Institutional Shares
Lazard Retirement Emerging Markets Equity Portfolio*
Legg Mason ClearBridge Variable Large Cap Value Portfolio Class I*
Legg Mason Western Assets Variable Global High Yield Bond Portfolio Class I*
MFS® High Yield Portfolio Initial Class*
MFS® Investors Trust Series Initial Class*
MFS® Mass Investors Growth Stock Portfolio Initial Class*
MFS® New Discovery Series Initial Class*
MFS® Total Return Series Initial Class*
MFS® Utilities Series Initial Class*
MFS® Value Series Initial Class*
MFS® VIT Growth Series Initial Class*
MFS® VIT New Discovery Series Service Class*
MFS® VIT Research Series Initial Class*
*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

1.Organization (continued)

Morgan Stanley VIF Emerging Markets Equity Portfolio Class I*
Morgan Stanley VIF Growth Portfolio Class I
Morgan Stanley VIF U.S. Real Estate Portfolio Class I
Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I
Morningstar Balanced ETF Asset Allocation Portfolio Class I
Morningstar Conservative ETF Asset Allocation Portfolio Class I
Morningstar Growth ETF Asset Allocation Portfolio Class I
Morningstar Income and Growth ETF Asset Allocation Portfolio Class I
Oppenheimer Conservative Balance Fund/VA*
Oppenheimer Discovery Mid-Cap Growth Fund/VA*
Oppenheimer Global Fund/VA*
Oppenheimer Global Fund/VA Service Shares*
Oppenheimer Global Strategic Income Fund/VA*
Oppenheimer International Growth Fund/VA
Oppenheimer International Growth Fund/VA Service Shares
Oppenheimer Main Street Fund®/VA*
Oppenheimer Main Street Small Cap Fund®/VA*
Oppenheimer Main Street Small Cap Fund®/VA Service Shares
Oppenheimer Total Return Bond Fund/VA
PIMCO VIT Int. Bond U.S. Dollar-Hedged Admin. Shares*
PIMCO VIT Real Return Portfolio Admin. Shares*
PIMCO VIT Total Return Portfolio Admin. Shares*
Putnam VT High Yield Fund Class IA*
Putnam VT International Value Fund Class IA*
Putnam VT International Value Fund Class IB*
T. Rowe Price Blue Chip Growth Portfolio I*
T. Rowe Price Equity Income Portfolio I*
T. Rowe Price International Stock I*
T. Rowe Price Mid-Cap Growth I*
T. Rowe Price New America Growth I*
VanEck VIP Emerging Markets Fund Initial Class
VanEck VIP Global Hard Assets Fund Initial Class
Wells Fargo VT Advantage Discovery Fund*
Wells Fargo VT Advantage Opportunity Fund*
*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.
The net assets are affected by the investment results of each Fund, transactions by policyholders and certain contract expenses (see Note 5). Policyholders’ interests consist of accumulation units of the sub-account. The accompanying financial statements include only policyholders’ purchase payments applicable to the variable portions of their policies and exclude any purchase payments directed by the policyholder to the "Fixed Account" in which the policyholders’ deposits are included in the Lincoln Benefit general account assets and earn a fixed rate of return.
A policyholder may choose from among a number of different underlying Fund options. The underlying Funds are not available to the general public directly. These Funds are available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies, or in certain cases, through participation in certain qualified pension or retirement plans.
Some of these underlying Funds have been established by investment advisers that manage publicly traded mutual funds that have similar names and investment objectives. While some of the underlying Funds may be similar to and may in fact be modeled after publicly traded mutual funds, the underlying Funds are not otherwise directly related to any publicly traded mutual funds. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying Funds may differ substantially.
2. Portfolio changes
The operations of the following sub-accounts were affected by the following changes that occurred during the

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

2. Portfolio changes (continued)
year ended December 31, 2018:

New fund name	Old fund name
AB VPS Growth and Income Class A	VPS Growth and Income Class A
AB VPS International Growth Class A	VPS International Growth Class A
AB VPS International Value Class A	VPS International Value Class A
AB VPS Small Cap Growth Class A	VPS Small Cap Growth Class A
AB VPS Small/Mid Cap Value Class A	VPS Small/Mid Cap Value Class A
DSW Core Equity VIP Class A	Deutsche Core Equity VIP Class A
DSW Global Small Cap VIP Class A	Deutsche Global Small Cap VIP Class A
DWS Bond VIP Class A	Deutsche Bond VIP Class A
DWS CROCI® International VIP Class A	Deutsche CROCI® International VIP Class A
DWS Equity 500 Index VIP Class A	Deutsche Equity 500 Index VIP - Class A
DWS Global Income Builder VIP Class A II	Deutsche Global Income Builder VIP Class A
DWS Small Cap Index VIP Class A	Deutsche Small Cap Index VIP - Class A
Fidelity® VIP Asset Manager Portfolio Initial Class	VIP Asset Manager
Fidelity® VIP Contrafund® Portfolio Initial Class	VIP Contrafund
Fidelity® VIP Emerging Markets Portfolio Initial Class	VIP Emerging Markets
Fidelity® VIP Equity-Income Portfolio Initial Class	VIP Equity-Income
Fidelity® VIP Government Money Market Portfolio Initial Class	VIP Government Money Market Portfolio Initial Class
Fidelity® VIP Growth & Income Portfolio - Initial Class	VIP Growth & Income
Fidelity® VIP Growth Portfolio Initial Class	VIP Growth
Fidelity® VIP High Income Portfolio Initial Class	VIP High Income
Fidelity® VIP Index 500 Portfolio Initial Class	VIP Index 500
Fidelity® VIP Index 500 Portfolio Service Class	VIP Index 500 - Service Class
Fidelity® VIP Investment Grade Bond Portfolio Initial Class	VIP Investment Grade Bond
Fidelity® VIP Mid Cap Portfolio Initial Class	VIP Mid Cap
Fidelity® VIP Overseas Portfolio Initial Class	VIP Overseas
Fidelity® VIP Real Estate Portfolio Initial Class	VIP Real Estate
Fidelity® VIP Value Strategies Portfolio Initial Class	VIP Value Strategies
Franklin Templeton Global Bond VIP Fund Class 1	Templeton Global Bond VIP Fund Class 1
Franklin Templeton Income VIP Fund Class 1	Franklin Income VIP Fund Class 1
Franklin Templeton Mutual Global Discovery VIP Fund Class 1	Franklin Mutual Global Discovery VIP Fund Class 1
Franklin Templeton Mutual Shares VIP Fund Class 1	Franklin Mutual Shares VIP Fund Class 1
Franklin Templeton Small Cap Value VIP Fund Class 1	Franklin Small Cap Value VIP Fund Class 1
Franklin Templeton Small-Mid Cap Growth VIP Fund Class 1	Franklin Small-Mid Cap Growth VIP Fund Class 1
Franklin Templeton Strategic Income VIP Fund Class 1	Franklin Strategic Income VIP Fund Class 1
Franklin Templeton U.S. Government Securities VIP Fund Class 1	Franklin U.S. Government Securities VIP Fund Class 1
Lazard Retirement Emerging Markets Equity Portfolio	Emerging Markets Equity Portfolio
Legg Mason ClearBridge Variable Large Cap Value Portfolio Class I	ClearBridge Variable Large Cap Value Portfolio Class I

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

2. Portfolio changes (continued)

New fund name	Old fund name
Legg Mason Western Asset Variable Global High Yield Bond Portfolio Class I	Western Asset Variable Global High Yield Bond Portfolio - Class I
MFS® High Yield Portfolio Initial Class	MFS High Yield Portfolio
MFS® Mass Investors Growth Stock Portfolio Initial Class	MFS Mass Investors Growth Stock Series - Initial Class
MFS® New Discovery Series Service Class	MFS New Discovery Series (Service Class)
MFS® Total Return Series Initial Class	MFS Total Return
MFS® Value Series Initial Class	MFS Value
MFS® VIT Growth Series Initial Class	MFS Growth
MFS® Investors Trust Series Initial Class	MFS Investors Trust
MFS® VIT New Discovery Series Initial Class	MFS New Discovery
MFS® VIT Research Series Initial Class	MFS Research
MFS® Utilities Series Initial Class	MFS Utilities
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	Morgan Stanley VIF Emerging Markets Portfolio Class I
Oppenheimer Conservative Balanced Fund/VA	Oppenheimer Conservative Balance Fund
Oppenheimer Discovery Mid-Cap Growth Fund/VA	Oppenheimer Discovery MidCap Growth
Oppenheimer Global Fund/VA	Oppenheimer Global
Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Strategic Income
Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street
Oppenheimer Main Street Small Cap Fund®/VA	Oppenheimer Main Street Small Cap
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) Administrative Shares	Foreign Bond
PIMCO VIT Real Return Portfolio Administrative Shares	PIMCO Real Return
PIMCO VIT Total Return Portfolio Administrative Shares	PIMCO Total Return
Putnam VT High Yield Fund Class IA	VT High Yield (Class IA)
Putnam VT International Value Fund Class IA	VT International Value Fund (Class IA)
Putnam VT International Value Fund Class IB	VT International Value Fund
T. Rowe Price Blue Chip Growth Portfolio I	T. Rowe Price Blue Chip Growth
T. Rowe Price Equity Income Portfolio I	T. Rowe Price Equity Income
T. Rowe Price International Stock Portfolio I	T. Rowe Price International Stock
T. Rowe Price Mid-Cap Growth Portfolio I	T. Rowe Price Mid-Cap Growth
T. Rowe Price New America Growth Portfolio I	T. Rowe Price New America Growth
Wells Fargo VT Discovery Fund	Wells Fargo VT Discovery
Wells Fargo VT Opportunity Fund	Wells Fargo VT Opportunity
3.    Summary of Significant Accounting Policies
The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of GAAP.
Investments - Investments consist of shares of the Funds and are stated at fair value based on the reported net asset values of each corresponding Fund, which in turn value their investment securities at fair value. The difference between cost and fair value of shares owned on the day of measurement is recorded as unrealized gain or loss on investments.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

3.    Summary of Significant Accounting Policies (continued)
Dividends - Dividends declared by the Funds are recognized on the ex-dividend date.
Net Realized Gains and Losses - Net realized gains and losses on Fund shares represent the difference between the proceeds from sales of shares of the Funds by the sub-accounts and the cost of such shares, which is determined on a weighted average basis, and realized gains distributions received from the underlying Funds. Transactions are recorded on a trade date basis. Distributions of net realized gains are recorded on the Funds’ ex-distribution date.
Federal Income Taxes - The Account intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 (“Code”). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of the Account are included in the tax return of Lincoln Benefit. Lincoln Benefit is taxed as a life insurance company under the Code. No income taxes are allocable to the Account. The Account had no liability for unrecognized tax benefits as of December 31, 2018. The Account believes that it is reasonably possible that the liability balance will not significantly increase within the next twelve months. No amounts have been accrued for interest or penalties related to unrecognized tax benefits. On December 22, 2017, President Trump signed the Tax Cuts and Jobs Act into legislation, which made significant changes to the Code. However, the enactment of this legislation did not have an impact on income taxes allocable to the Account.
Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported at the date the financial statements and the reported amounts of increases and decreases in net assets resulting from operations and the accompanying notes. Actual results could differ from those estimates.
4. Fair Value Measurements
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets recorded on the Statement of Net Assets at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:
Level 1: Assets whose values are based on unadjusted quoted prices for identical assets in an active market that the Account can access.
Level 2: Assets whose values are based on the following
(a) Quoted prices for similar assets in active markets;
(b) Quoted prices for identical or similar assets in markets that are not active; or
(c) Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset.
Level 3: Assets whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Account’s estimates of the assumptions that market participants would use in valuing the assets.
In determining fair value, the Account uses the market approach, which generally utilizes market transaction data for the same or similar instruments. All investments during the reporting period consist of shares of the Funds that have daily quoted net asset values for identical assets that the sub-account can access and are categorized as Level 1. Net asset values for these actively traded Funds are obtained daily from the Funds’ managers. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. During the year ended December 31, 2018, there were no transfers between fair value levels.
5.    Expenses
Surrender charge - In the event the policy is surrendered, a withdrawal charge may be imposed. The charge is assessed if the policy is surrendered during a specified time, which ranges from the first 9 years to the first 12 years depending upon the policy, and varies based upon several variables including the policyholder’s age and account value at the time of surrender. The charge ranges from $2.27 to $56.58 per $1,000 of face amount. These amounts are included in payments on terminations and reported on the Statements of Changes in Net Assets.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

5.    Expenses (continued)
Monthly Deductions - On each monthly deduction day (the same day in each month as the Issue Date, or the last day of the month if a month does not have that day), Lincoln Benefit will deduct from the policy value an amount to cover certain charges and expenses incurred in connection with the policy. The monthly deduction is intended to compensate Lincoln Benefit for expenses incurred in connection with the cost of insurance, mortality and expense risk charges, administrative expense charges, and policy fees. The table below describes the deductions for each product. All deductions are made monthly unless otherwise noted below.

Product	Cost of insurance	Administrative expense charge (per $1,000 initial face amount)	Policy fee	Mortality and expense risk charge (as a % of total monthly sub-account value)
Investor’s Select	Varies	Years 1 - 12: .20% of policy value; 0% thereafter (deducted annually)	$5,000	Annual rate 0.70% (deducted daily)
Consultant SL	Varies	Years 1 - 7: $1.44; $0 thereafter	$7,500	Years 1 - 14: 0.72%; 0.36% thereafter
Consultant	Varies	N/A	$7,500	Years 1 - 14: 0.72%; 0.36% thereafter
Consultant Protector	Varies	Annual rate: Years 1 - 20: 0.3504%; 0.1992% thereafter	$10,000	Annual rate years 1 - 14: 0.55%; 0.15% thereafter
Consultant Accumulator	Varies	Minimum $0.25 Maximum $2.50	$10,000	Annual rate years 1-10: 0.55%; 0.15% thereafter
Total Accumulator	Varies	$0.09 per $1,000 on the first $100,000	$15,000	Monthly rate years 1-10: 0.058%; 0.024% thereafter
Cost of Insurance - On all policies, Lincoln Benefit charges each policyholder monthly for cost of insurance. The cost of insurance is determined based upon several variables, including the policyholder’s death benefit amount and account value. The cost of insurance is recognized as redemption of units, and is included in policy maintenance charge reported on the Statements of Changes in Net Assets.
Administrative Expense Charge - Lincoln Benefit deducts an administrative expense charge on a monthly or annual basis to cover expenses incurred in evaluating the insured person’s risk, issuing the policy, and sales expenses. The administrative expense charge is recognized as redemption of units, and is included in policy maintenance charge reported on the Statements of Changes in Net Assets.
Policy Fee - On all policies, Lincoln Benefit deducts a policy fee on a monthly basis to cover expenses such as salaries, postage and periodic reports. The policy fee is recognized as redemption of units, and is included in policy maintenance charge reported on the Statements of Changes in Net Assets.
Mortality and Expense Risk Charge - The mortality and expense risk charge covers insurance benefits available with the policies and certain expenses of the policies. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the policies. The mortality and expense risk charge for the Investor’s Select product is recognized as a reduction in the accumulated unit value, reported on the Statement of Operations, while the mortality and expense risk charge for Consultant, Consultant SL, Consultant Protector, Consultant Accumulator and Total Accumulator products are recognized as redemption of units, and are included in policy maintenance charge reported on the Statements of Changes in Net Assets.
6.    Purchases of Investments
The cost of investments purchased during the year ended December 31, 2018 was as follows:

Sub-Account	Purchases
AB VPS Growth and Income Class A*	$229,538
AB VPS International Growth Class A*	82,753
AB VPS International Value Class A*	44,917
*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

6. Purchases of Investments (continued)
Sub-Account	Purchases
AB VPS Small Cap Growth Class A*	$152,772
AB VPS Small/Mid Cap Value Class A*	151,413
Alger Balanced Class I-2	133,649
Alger Capital Appreciation Class I-2	5,415,378
Alger Income & Growth Class I-2	538,393
Alger SmallCap Growth Class I-2	427,050
Alger Large Cap Growth Class I-2	2,656,670
Alger MidCap Growth Class I-2	4,241,506
DWS Core Equity VIP Class A*	729,201
DWS Global Small Cap VIP Class A*	762,484
DWS Bond VIP Class A*	482,316
DWS CROCI® International VIP Class A*	91,690
DWS Equity 500 Index VIP Class A*	463,126
DWS Global Income Builder VIP Class A II*	609,525
DWS Small Cap Index VIP Class A*	150,462
Federated Fund for U.S. Government Securities II	474,594
Federated High Income Bond Fund II	776,298
Federated Managed Volatility Fund II	162,724
Fidelity® VIP Asset Manager Portfolio Initial Class*	716,314
Fidelity® VIP Contrafund Portfolio Initial Class*	9,003,595
Fidelity® VIP Emerging Markets Portfolio Initial Class*	167,907
Fidelity® VIP Equity-Income Portfolio Initial Class*	3,436,391
Fidelity® VIP Government Money Market Portfolio Initial Class*	5,757,266
Fidelity® VIP Growth & Income Portfolio Initial Class*	165,821
Fidelity® VIP Growth Portfolio Initial Class*	8,784,351
Fidelity® VIP High Income Portfolio Initial Class*	147,706
Fidelity® VIP Index 500 Portfolio Initial Class*	3,226,401
Fidelity® VIP Index 500 Portfolio Service Class*	1,364,882
Fidelity® VIP Investment Grade Bond Portfolio Initial Class*	873,115
Fidelity® VIP Mid Cap Portfolio Initial Class*	622,135
Fidelity® VIP Overseas Portfolio Initial Class*	893,621
Fidelity® VIP Real Estate Portfolio Initial Class*	440,225
Fidelity® VIP Value Strategies Portfolio Initial Class*	60,008
Franklin Templeton Global Bond VIP Fund Class 1*	173,767
Franklin Templeton Income VIP Fund Class 1*	147,827
Franklin Templeton Mutual Global Discovery VIP Fund Class 1*	205,310
Franklin Templeton Mutual Shares VIP Fund Class 1*	94,694
Franklin Templeton Small Cap Value VIP Fund Class 1*	337,511
Franklin Templeton Small-Mid Cap Growth VIP Fund Class 1*	184,103
Franklin Templeton Strategic Income VIP Fund Class 1*	84,662
Franklin Templeton U.S. Government Securities VIP Fund Class 1*	83,307
*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

6. Purchases of Investments (continued)
Sub-Account	Purchases
Guggenheim VT U.S. Long Short Equity Fund	$191,777
Invesco V.I. American Franchise	197,733
Invesco V.I. American Value	1,662,806
Invesco V.I. Core Equity	85,972
Invesco V.I. Government Securities	148,883
Invesco V.I. Growth and Income Fund Series I	897,186
Invesco V.I. Growth and Income Fund Series II	789,462
Invesco V.I. High Yield	39,048
Invesco V.I. Mid Cap Core Equity	447,653
Invesco V.I. Mid Cap Growth Fund Series II	594,690
Invesco V.I. Value Opportunity	808,039
Janus Henderson Balanced Portfolio Institutional Shares	2,373,968
Janus Henderson Balanced Portfolio Service Shares	553,175
Janus Henderson Enterprise Portfolio Institutional Shares	2,798,748
Janus Henderson Flexible Bond Portfolio Institutional Shares	465,978
Janus Henderson Forty Portfolio Institutional Shares	1,653,927
Janus Henderson Global Research Portfolio Institutional Shares	994,907
Janus Henderson Global Research Portfolio Service Shares	166,357
Janus Henderson Global Technology Portfolio Institutional Shares	145,894
Janus Henderson Mid Cap Value Portfolio Institutional Shares	122,752
Janus Henderson Mid Cap Value Portfolio Service Shares	604,394
Janus Henderson Overseas Portfolio Institutional Shares	157,866
Janus Henderson Overseas Portfolio Service Shares	454,684
Janus Henderson Research Portfolio Institutional Shares	2,009,221
Lazard Retirement Emerging Markets Equity Portfolio*	121,297
Legg Mason ClearBridge Variable Large Cap Value Portfolio Class I*	488,973
Legg Mason Western Assets Variable Global High Yield Bond Portfolio Class I*	245,537
MFS® High Yield Portfolio Initial Class*	132,690
MFS® Investors Trust Series Initial Class*	347,900
MFS® Mass Investors Growth Stock Portfolio Initial Class*	98,166
MFS® New Discovery Series Initial Class*	1,623,694
MFS® Total Return Series Initial Class*	1,032,246
MFS® Utilities Series Initial Class*	145,666
MFS® Value Series Initial Class*	281,454
MFS® VIT Growth Series Initial Class*	1,123,694
MFS® VIT New Discovery Series Service Class*	203,953
MFS® VIT Research Series Initial Class*	595,839
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I*	82,470
*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

6. Purchases of Investments (continued)
Sub-Account	Purchases
Morgan Stanley VIF Growth Portfolio Class I	$1,251,942
Morgan Stanley VIF U.S. Real Estate Portfolio Class I	399,554
Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I	1,975,421
Morningstar Balanced ETF Asset Allocation Portfolio Class I	2,388,465
Morningstar Conservative ETF Asset Allocation Portfolio Class I	334,992
Morningstar Growth ETF Asset Allocation Portfolio Class I	3,661,430
Morningstar Income and Growth ETF Asset Allocation Portfolio Class I	441,110
Oppenheimer Conservative Balance Fund/VA*	74,219
Oppenheimer Discovery Mid-Cap Growth Fund/VA*	412,997
Oppenheimer Global Fund/VA*	265,448
Oppenheimer Global Fund/VA Service Shares*	1,187,940
Oppenheimer Global Strategic Income Fund/VA*	47,986
Oppenheimer International Growth Fund/VA	257,795
Oppenheimer International Growth Fund/VA Service Shares	139,375
Oppenheimer Main Street Fund®/VA*	118,307
Oppenheimer Main Street Small Cap Fund®/VA*	1,988,588
Oppenheimer Main Street Small Cap Fund®/VA Service Shares	1,235,848
Oppenheimer Total Return Bond Fund/VA	47,386
PIMCO VIT Int. Bond U.S. Dollar-Hedged Admin. Shares*	382,795
PIMCO VIT Real Return Portfolio Admin. Shares*	302,286
PIMCO VIT Total Return Portfolio Admin. Shares*	1,161,312
Putnam VT High Yield Fund Class IA*	97,823
Putnam VT International Value Fund Class IA*	103,657
Putnam VT International Value Fund Class IB*	301,258
T. Rowe Price Blue Chip Growth Portfolio I*	391,175
T. Rowe Price Equity Income Portfolio I*	3,472,623
T. Rowe Price International Stock I*	660,860
T. Rowe Price Mid-Cap Stock*	1,709,308
T. Rowe Price New America Growth I*	428,487
VanEck VIP Emerging Markets Fund Initial Class	365,619
VanEck VIP Global Hard Assets Fund Initial Class	311,937
Wells Fargo VT Advantage Discovery Fund*	886,109
Wells Fargo VT Advantage Opportunity Fund*	856,394
*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.
7. Financial Highlights
Lincoln Benefit offers multiple variable life policies through this Account that have unique combinations of features and fees that are assessed to the policyholders. Differences in these fee structures result in various policy expense rates and accumulation unit values which in turn result in various expense and total return ratios.
Beginning in the reporting period ended on December 31, 2018, financial highlights information is presented in ranges by each sub-account with prior years data reformatted to accommodate the new presentations.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)
In the table below, the accumulation units, the range of lowest to highest accumulation unit values, the net assets, the investment income ratio, the range of lowest to highest expense ratios assessed by Lincoln Benefit and the corresponding range of total return is presented for each policy option of the sub-accounts that had outstanding units during the period. Only rider options within each sub-account that had accumulation units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. These ranges of lowest to highest accumulation unit values and total return are based on the product groupings that represent lowest and highest expense ratio amounts. Therefore, some individual contract ratios are not within the ranges presented. The range of the lowest and highest accumulation unit values disclosed in the Statement of Net Assets may differ from the values disclosed herein because the values in the Statement of Net Assets represent the absolute lowest and highest values without consideration of the corresponding expense ratios.
Items in the following table are notated as follows:
*Investment Income Ratio - These amounts represent dividends, excluding realized gain distributions, received by the sub-account from the underlying Fund, net of management fees assessed by the Fund manager, divided by the average net assets. These ratios exclude those expenses that result in a reduction in the accumulation unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Fund in which the sub-account invests. The investment income ratio for each product may differ due to the timing of policy transactions.
Sub-accounts with a date notation indicate the effective date of that investment option in the Account. Consistent with the total return, investment income ratio is calculated for the period or from the effective date through the end of the reporting period. The investment income ratio for closed sub-accounts is calculated from the beginning of period, or from the effective date, through the last day the sub-account was open. The investment income ratio is reported at zero when no dividend is received in the Sub-Account during the period or the net asset value at the end of the period is zero.
**Expense Ratio - These amounts represent the annualized policy expenses of the sub-account, consisting of mortality and expense risk charges for each period indicated. The ratios include only those expenses that result in a reduction in the accumulation unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Fund have been excluded.
*** Total Return - These amounts represent the total return for the periods indicated, including changes in the value of the underlying Fund, and expenses assessed through the reduction in the accumulation unit values. The ratio does not include any expenses assessed through the redemption of units. The total return is calculated as the change in the accumulation unit value during the reporting period, or the effective period if less than the reporting period, divided by the beginning of period accumulation unit value or the accumulation unit value on the effective date.

	At December 31,					For the year ended December 31,
	Accumulation Units (000s)	Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Lowest to Highest**	Lowest to Highest***
AB VPS Growth and Income Class A
2018	34	$20.67	-	$20.67	$703	0.99%	0.00 - 0.00%	-5.61	-	-5.61%
2017	30	21.89	-	21.89	663	1.47	0.00 - 0.00	18.92	-	18.92
2016	29	18.41	-	18.41	536	0.98	0.00 - 0.00	11.30	-	11.30
2015	30	16.54	-	16.54	493	1.46	0.00 - 0.00	1.70	-	1.70
2014	28	16.26	-	16.26	454	1.43	0.00 - 0.00	9.54	-	9.54
AB VPS International Growth Class A
2018	43	9.23	-	9.23	394	0.65	0.00 - 0.00	-17.41	-	-17.41
2017	43	11.17	-	11.17	477	1.14	0.00 - 0.00	35.02	-	35.02
2016	38	8.27	-	8.27	313	—	0.00 - 0.00	-6.87	-	-6.87
2015	35	8.88	-	8.88	307	0.34	0.00 - 0.00	-1.87	-	-1.87
2014	29	9.05	-	9.05	262	—	0.00 - 0.00	-1.19	-	-1.19
AB VPS International Value Class A
2018	31	7.15	-	7.15	221	1.57	0.00 - 0.00	-22.79	-	-22.79
2017	28	9.26	-	9.26	263	2.51	0.00 - 0.00	25.42	-	25.42
2016	23	7.38	-	7.38	167	1.28	0.00 - 0.00	-0.50	-	-0.50
2015	23	7.42	-	7.42	174	2.73	0.00 - 0.00	2.59	-	2.59
2014	21	7.23	-	7.23	153	3.84	0.00 - 0.00	-6.21	-	-6.21

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Expense Ratio	Total Return
	Accumulation Units (000s)	Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Lowest to Highest**	Lowest to Highest***

	AB VPS Small Cap Growth Class A
2018	29	$28.39	-	$28.39	$829	—%	0.00 - 0.00%	-0.89	-	-0.89%
2017	29	28.64	-	28.64	844	—	0.00 - 0.00	34.12	-	34.12
2016	28	21.36	-	21.36	590	—	0.00 - 0.00	6.46	-	6.46
2015	24	20.06	-	20.06	475	—	0.00 - 0.00	-1.25	-	-1.25
2014	21	20.31	-	20.31	416	—	0.00 - 0.00	-1.81	-	-1.81
	AB VPS Small/Mid Cap Value Class A
2018	28	21.17	-	21.17	594	0.49	0.00 - 0.00	-15.03	-	-15.03
2017	25	24.91	-	24.91	630	0.43	0.00 - 0.00	13.15	-	13.15
2016	19	22.01	-	22.01	418	0.60	0.00 - 0.00	25.09	-	25.09
2015	17	17.60	-	17.60	297	0.78	0.00 - 0.00	-5.49	-	-5.49
2014	16	18.62	-	18.62	289	0.71	0.00 - 0.00	9.20	-	9.20
	Alger Balanced Class I-2
2018	22	16.70	-	16.70	370	4.23	0.00 - 0.00	-3.32	-	-3.32
2017	21	17.28	-	17.28	359	3.13	0.00 - 0.00	15.44	-	15.44
2016	18	14.97	-	14.97	266	2.02	0.00 - 0.00	8.51	-	8.51
2015	16	13.79	-	13.79	224	2.22	0.00 - 0.00	1.47	-	1.47
2014	14	13.59	-	13.59	187	2.12	0.00 - 0.00	9.43	-	9.43
	Alger Capital Appreciation Class I-2
2018	504	26.68	-	60.92	25,652	0.08	0.00 - 0.00	-0.10	-	-0.10
2017	515	26.71	-	60.98	26,666	0.17	0.00 - 0.00	31.08	-	31.08
2016	516	20.38	-	46.52	21,102	0.19	0.00 - 0.00	0.50	-	0.50
2015	523	20.28	-	46.29	21,765	0.08	0.00 - 0.00	6.19	-	6.19
2014	537	19.09	-	43.59	21,384	0.09	0.00 - 0.00	13.75	-	13.75
	Alger Income & Growth Class I-2
2018	165	33.86	-	33.86	5,579	1.66	0.00 - 0.00	-4.61	-	-4.61
2017	174	35.50	-	35.50	6,187	1.52	0.00 - 0.00	21.32	-	21.32
2016	190	29.26	-	29.26	5,550	1.79	0.00 - 0.00	10.24	-	10.24
2015	202	26.54	-	26.54	5,356	1.69	0.00 - 0.00	0.98	-	0.98
2014	220	26.29	-	26.29	5,786	2.16	0.00 - 0.00	12.52	-	12.52
	Alger Large Cap Growth Class I-2
2018	410	21.20	-	31.84	12,679	—	0.00 - 0.00	2.21	-	2.21
2017	458	20.74	-	31.16	13,903	—	0.00 - 0.00	28.46	-	28.46
2016	482	16.15	-	24.25	11,409	—	0.00 - 0.00	-0.83	-	-0.83
2015	507	16.28	-	24.46	12,134	—	0.00 - 0.00	1.72	-	1.72
2014	535	16.01	-	24.04	12,631	0.16	0.00 - 0.00	10.99	-	10.99
	Alger MidCap Growth Class I-2
2018	632	16.26	-	41.36	24,132	—	0.00 - 0.00	-7.44	-	-7.44
2017	670	17.57	-	44.69	27,830	—	0.00 - 0.00	29.79	-	29.79
2016	707	13.54	-	34.43	22,842	—	0.00 - 0.00	0.97	-	0.97
2015	736	13.40	-	34.10	23,869	—	0.00 - 0.00	-1.56	-	-1.56
2014	766	13.62	-	34.64	25,554	—	0.00 - 0.00	8.01	-	8.01

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Expense Ratio	Total Return
	Accumulation Units (000s)	Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Lowest to Highest**	Lowest to Highest***

	Alger SmallCap Growth Class I-2
2018	201	$32.29	-	$32.29	$6,485	—%	0.00 - 0.00%	1.44	-	1.44%
2017	216	31.83	-	31.83	6,877	—	0.00 - 0.00	28.73	-	28.73
2016	237	24.73	-	24.73	5,852	—	0.00 - 0.00	6.24	-	6.24
2015	261	23.28	-	23.28	6,087	—	0.00 - 0.00	-3.32	-	-3.32
2014	275	24.08	-	24.08	6,630	—	0.00 - 0.00	0.44	-	0.44
	DSW Core Equity VIP Class A
2018	71	28.48	-	28.48	2,022	1.78	0.00 - 0.00	-5.69	-	-5.69
2017	78	30.20	-	30.20	2,345	1.18	0.00 - 0.00	21.02	-	21.02
2016	87	24.96	-	24.96	2,179	1.35	0.00 - 0.00	10.48	-	10.48
2015	92	22.59	-	22.59	2,087	0.84	0.00 - 0.00	5.25	-	5.25
2014	97	21.46	-	21.46	2,079	1.03	0.00 - 0.00	11.82	-	11.82
	DSW Global Small Cap VIP Class A
2018	91	37.16	-	37.16	3,389	0.28	0.00 - 0.00	-20.51	-	-20.51
2017	93	46.74	-	46.74	4,365	—	0.00 - 0.00	20.02	-	20.02
2016	100	38.95	-	38.95	3,907	0.38	0.00 - 0.00	1.57	-	1.57
2015	108	38.34	-	38.34	4,149	1.01	0.00 - 0.00	1.16	-	1.16
2014	120	37.90	-	37.90	4,567	0.88	0.00 - 0.00	-4.13	-	-4.13
	DWS Bond VIP Class A
2018	253	19.82	-	21.80	5,097	4.45	0.00 - 0.70	-3.34	-	-2.65
2017	258	20.36	-	22.55	5,339	2.45	0.00 - 0.70	5.10	-	5.83
2016	268	19.24	-	21.46	5,256	5.43	0.00 - 0.70	5.19	-	5.93
2015	281	18.17	-	20.40	5,206	3.00	0.00 - 0.70	-0.99	-	-0.29
2014	296	18.22	-	20.60	5,531	3.53	0.00 - 0.70	5.89	-	6.63
	DWS CROCI® International VIP Class A
2018	95	13.24	-	13.24	1,259	1.04	0.00 - 0.00	-14.39	-	-14.39
2017	109	15.46	-	15.46	1,691	7.19	0.00 - 0.00	21.96	-	21.96
2016	118	12.68	-	12.68	1,494	9.88	0.00 - 0.00	0.74	-	0.74
2015	119	12.59	-	12.59	1,499	4.29	0.00 - 0.00	-5.48	-	-5.48
2014	128	13.32	-	13.32	1,703	1.80	0.00 - 0.00	-11.76	-	-11.76
	DWS Global Income Builder VIP Class A II
2018	180	17.11	-	18.83	3,366	3.78	0.00 - 0.70	-8.31	-	-7.66
2017	197	18.67	-	20.40	3,992	2.96	0.00 - 0.70	15.73	-	16.54
2016	210	16.13	-	17.50	3,651	4.15	0.00 - 0.70	6.07	-	6.81
2015	225	15.21	-	16.38	3,662	3.21	0.00 - 0.70	-2.13	-	-1.44
2014	224	15.54	-	16.62	3,709	3.07	0.00 - 0.70	3.11	-	3.83
	DWS Equity 500 Index VIP Class A
2018	85	40.16	-	40.16	3,408	1.67	0.00 - 0.00	-4.65	-	-4.65
2017	88	42.11	-	42.11	3,701	1.75	0.00 - 0.00	21.53	-	21.53
2016	96	34.65	-	34.65	3,311	1.99	0.00 - 0.00	11.61	-	11.61
2015	98	31.05	-	31.05	3,041	1.63	0.00 - 0.00	1.13	-	1.13
2014	102	30.70	-	30.70	3,122	1.83	0.00 - 0.00	13.39	-	13.39

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Expense Ratio	Total Return
	Accumulation Units (000s)	Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Lowest to Highest**	Lowest to Highest***

	DWS Small Cap Index VIP Class A
2018	24	$44.17	-	$44.17	$1,058	0.95%	0.00 - 0.00%	-11.23	-	-11.23%
2017	26	49.75	-	49.75	1,309	0.95	0.00 - 0.00	14.33	-	14.33
2016	28	43.52	-	43.52	1,216	1.05	0.00 - 0.00	21.03	-	21.03
2015	30	35.96	-	35.96	1,072	1.04	0.00 - 0.00	-4.60	-	-4.60
2014	30	37.69	-	37.69	1,123	0.93	0.00 - 0.00	4.74	-	4.74
	Federated Fund for U.S. Government Securities II
2018	234	21.42	-	23.60	5,101	2.41	0.00 - 0.70	-0.25	-	0.45
2017	242	21.32	-	23.66	5,257	2.34	0.00 - 0.70	1.22	-	1.92
2016	259	20.92	-	23.37	4,360	2.43	0.00 - 0.70	0.90	-	1.61
2015	300	20.59	-	23.17	5,071	2.70	0.00 - 0.70	-0.18	-	0.52
2014	319	20.48	-	23.21	5,373	2.80	0.00 - 0.70	3.89	-	4.62
	Federated High Income Bond Fund II
2018	198	29.91	-	39.34	6,361	8.01	0.00 - 0.70	-3.97	-	-3.29
2017	210	30.92	-	40.96	6,977	6.69	0.00 - 0.70	6.20	-	6.94
2016	220	28.92	-	38.57	6,856	6.03	0.00 - 0.70	14.02	-	14.82
2015	269	25.18	-	33.83	7,304	6.13	0.00 - 0.70	-3.25	-	-2.57
2014	306	25.85	-	34.97	8,590	5.83	0.00 - 0.70	1.98	-	2.69
	Federated Managed Volatility Fund II
2018	105	21.37	-	30.88	2,599	2.88	0.00 - 0.70	-9.13	-	-8.49
2017	109	23.35	-	33.99	2,966	3.92	0.00 - 0.70	17.29	-	18.11
2016	115	19.77	-	28.98	2,653	4.70	0.00 - 0.70	6.94	-	7.69
2015	126	18.36	-	27.10	2,709	4.79	0.00 - 0.70	-8.20	-	-7.56
2014	168	19.86	-	29.52	3,814	3.00	0.00 - 0.70	3.19	-	3.91
	Fidelity® VIP Asset Manager Portfolio Initial Class
2018	291	25.60	-	33.94	8,408	1.69	0.00 - 0.70	-6.01	-	-5.35
2017	302	27.05	-	36.11	9,267	1.88	0.00 - 0.70	13.31	-	14.10
2016	318	23.71	-	31.87	8,625	1.46	0.00 - 0.70	2.35	-	3.07
2015	334	23.00	-	31.14	8,838	1.60	0.00 - 0.70	-0.56	-	0.14
2014	351	22.97	-	31.31	9,350	1.52	0.00 - 0.70	5.09	-	5.83
	Fidelity® VIP Contrafund Portfolio Initial Class
2018	1,614	19.92	-	61.64	71,727	0.70	0.00 - 0.70	-7.03	-	-6.38
2017	1,706	21.28	-	66.30	81,743	1.01	0.00 - 0.70	21.03	-	21.88
2016	1,785	17.46	-	54.78	71,627	0.79	0.00 - 0.70	7.25	-	8.01
2015	1,895	16.17	-	51.08	71,391	1.04	0.00 - 0.70	-0.03	-	0.67
2014	1,989	16.06	-	51.09	75,684	0.95	0.00 - 0.70	11.16	-	11.94
	Fidelity® VIP Emerging Markets Portfolio Initial Class
2018	64	12.22	-	12.22	785	0.70	0.00 - 0.00	-18.00	-	-18.00
2017	60	14.90	-	14.90	893	0.72	0.00 - 0.00	47.40	-	47.40
2016	56	10.11	-	10.11	563	0.55	0.00 - 0.00	3.24	-	3.24
2015	47	9.79	-	9.79	465	0.63	0.00 - 0.00	-9.97	-	-9.97
2014	40	10.88	-	10.88	435	0.41	0.00 - 0.00	1.38	-	1.38

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Expense Ratio	Total Return
	Accumulation Units (000s)	Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Lowest to Highest**	Lowest to Highest***

	Fidelity® VIP Equity-Income Portfolio Initial Class
2018	955	$17.08	-	$55.06	$34,276	2.26%	0.00 - 0.70%	-8.94	-	-8.29%
2017	1,009	18.63	-	60.47	39,782	1.69	0.00 - 0.70	12.11	-	12.89
2016	1,051	16.50	-	53.94	37,444	2.26	0.00 - 0.70	17.20	-	18.02
2015	1,112	13.98	-	46.02	33,785	3.16	0.00 - 0.70	-4.63	-	-3.96
2014	1,188	14.56	-	48.26	38,056	2.83	0.00 - 0.70	7.96	-	8.72
	Fidelity® VIP Government Money Market Portfolio Initial Class
2018	1,766	10.57	-	15.96	26,005	1.64	0.00 - 0.70	0.94	-	1.65
2017	1,641	10.40	-	15.81	23,781	0.66	0.00 - 0.70	-0.03	-	0.67
2016	1,696	10.33	-	15.82	24,743	0.2	0.00 - 0.70	-0.49	-	0.20
2015	1,669	10.31	-	15.89	24,439	0.03	0.00 - 0.70	-0.67	-	0.03
2014	1,568	10.30	-	16.00	22,986	0.01	0.00 - 0.70	-0.69	-	0.01
	Fidelity® VIP Growth & Income Portfolio Initial Class
2018	49	19.09	-	19.09	927	0.34	0.00 - 0.00	-8.98	-	-8.98
2017	48	20.98	-	20.98	1,008	1.36	0.00 - 0.00	16.90	-	16.90
2016	41	17.95	-	17.95	728	1.79	0.00 - 0.00	16.08	-	16.08
2015	36	15.46	-	15.46	551	2.27	0.00 - 0.00	-2.27	-	-2.27
2014	32	15.82	-	15.82	503	1.89	0.00 - 0.00	10.47	-	10.47
	Fidelity® VIP Growth Portfolio Initial Class
2018	1,228	23.20	-	65.82	50,567	0.24	0.00 - 0.70	-0.87	-	-0.17
2017	1,304	23.24	-	66.40	54,116	0.22	0.00 - 0.70	34.19	-	35.13
2016	1,385	17.20	-	49.48	42,703	0.04	0.00 - 0.70	0.10	-	0.80
2015	1,460	17.06	-	49.43	44,988	0.26	0.00 - 0.70	6.43	-	7.17
2014	1,558	15.92	-	46.45	45,133	0.19	0.00 - 0.70	10.52	-	11.30
	Fidelity® VIP High Income Portfolio Initial Class
2018	36	17.65	-	17.65	634	5.79	0.00 - 0.00	-3.29	-	-3.29
2017	33	18.24	-	18.24	608	5.61	0.00 - 0.00	6.93	-	6.93
2016	30	17.06	-	17.06	519	5.82	0.00 - 0.00	14.61	-	14.61
2015	27	14.89	-	14.89	395	7.06	0.00 - 0.00	-3.63	-	-3.63
2014	24	15.45	-	15.45	368	6.6	0.00 - 0.00	1.16	-	1.16
	Fidelity® VIP Index 500 Portfolio Initial Class
2018	1,834	28.43	-	33.27	60,200	1.85	0.00 - 0.70	-5.16	-	-4.49
2017	1,920	29.98	-	34.83	66,025	1.79	0.00 - 0.70	20.87	-	21.71
2016	2,072	24.80	-	28.62	58,512	1.45	0.00 - 0.70	11.08	-	11.86
2015	2,197	22.33	-	25.58	55,469	1.97	0.00 - 0.70	0.63	-	1.33
2014	2,391	22.19	-	25.25	59,563	1.59	0.00 - 0.70	12.78	-	13.57
	Fidelity® VIP Index 500 Portfolio Service Class
2018	309	22.00	-	22.00	6,798	1.86	0.00 - 0.00	-4.59	-	-4.59
2017	281	23.06	-	23.06	6,482	1.8	0.00 - 0.00	21.59	-	21.59
2016	241	18.96	-	18.96	4,577	1.56	0.00 - 0.00	11.75	-	11.75
2015	187	16.97	-	16.97	3,172	1.97	0.00 - 0.00	1.24	-	1.24
2014	174	16.76	-	16.76	2,916	1.64	0.00 - 0.00	13.46	-	13.46

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Expense Ratio	Total Return
	Accumulation Units (000s)	Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Lowest to Highest**	Lowest to Highest***

	Fidelity® VIP Investment Grade Bond Portfolio Initial Class
2018	384	$15.26	-	$18.57	$6,894	2.51%	0.00 - 0.00%	-0.53	-	-0.53%
2017	379	15.35	-	18.67	6,866	2.47	0.00 - 0.00	4.22	-	4.22
2016	362	14.72	-	17.91	6,293	2.45	0.00 - 0.00	4.74	-	4.74
2015	355	14.06	-	17.10	5,913	2.62	0.00 - 0.00	-0.60	-	-0.60
2014	361	14.14	-	17.21	6,059	2.23	0.00 - 0.00	5.83	-	5.83
	Fidelity® VIP Mid Cap Portfolio Initial Class
2018	144	19.44	-	19.44	2,799	0.66	0.00 - 0.00	-14.54	-	-14.54
2017	139	22.75	-	22.75	3,171	0.74	0.00 - 0.00	20.81	-	20.81
2016	122	18.83	-	18.83	2,297	0.54	0.00 - 0.00	12.23	-	12.23
2015	105	16.78	-	16.78	1,754	0.54	0.00 - 0.00	-1.39	-	-1.39
2014	96	17.01	-	17.01	1,628	0.28	0.00 - 0.00	6.29	-	6.29
	Fidelity® VIP Overseas Portfolio Initial Class
2018	614	21.64	-	25.63	13,701	1.55	0.00 - 0.70	-15.41	-	-14.81
2017	649	25.40	-	30.30	17,062	1.45	0.00 - 0.70	29.38	-	30.28
2016	693	19.49	-	23.42	14,025	1.44	0.00 - 0.70	-5.72	-	-5.06
2015	703	20.53	-	24.84	15,039	1.40	0.00 - 0.70	2.90	-	3.63
2014	726	19.81	-	24.14	14,991	1.33	0.00 - 0.70	-8.72	-	-8.08
	Fidelity® VIP Real Estate Portfolio Initial Class
2018	106	17.47	-	17.47	1,844	2.87	0.00 - 0.00	-6.22	-	-6.22
2017	98	18.63	-	18.63	1,833	1.90	0.00 - 0.00	4.07	-	4.07
2016	89	17.90	-	17.90	1,584	1.59	0.00 - 0.00	5.75	-	5.75
2015	74	16.92	-	16.92	1,245	2.11	0.00 - 0.00	3.71	-	3.71
2014	61	16.32	-	16.32	988	1.95	0.00 - 0.00	30.18	-	30.18
	Fidelity® VIP Value Strategies Portfolio Initial Class
2018	14	17.50	-	17.50	238	1.00	0.00 - 0.00	-17.32	-	-17.32
2017	12	21.16	-	21.16	258	1.56	0.00 - 0.00	19.36	-	19.36
2016	11	17.73	-	17.73	189	1.14	0.00 - 0.00	9.62	-	9.62
2015	10	16.17	-	16.17	166	0.98	0.00 - 0.00	-2.99	-	-2.99
2014	15	16.67	-	16.67	247	1.12	0.00 - 0.00	6.80	-	6.80
	Franklin Templeton Global Bond VIP Fund Class 1
2018	71	17.02	-	17.02	1,200	—	0.00 - 0.00	2.21	-	2.21
2017	70	16.65	-	16.65	1,168	—	0.00 - 0.00	2.15	-	2.15
2016	64	16.30	-	16.30	1,044	—	0.00 - 0.00	3.21	-	3.21
2015	56	15.79	-	15.79	880	7.75	0.00 - 0.00	-4.10	-	-4.10
2014	49	16.47	-	16.47	803	5.22	0.00 - 0.00	2.12	-	2.12
	Franklin Templeton Income VIP Fund Class 1
2018	47	16.72	-	16.72	779	4.91	0.00 - 0.00	-4.09	-	-4.09
2017	46	17.44	-	17.44	796	4.20	0.00 - 0.00	9.94	-	9.94
2016	39	15.86	-	15.86	620	4.36	0.00 - 0.00	14.33	-	14.33
2015	30	13.87	-	13.87	410	4.67	0.00 - 0.00	-6.84	-	-6.84
2014	26	14.89	-	14.89	384	5.09	0.00 - 0.00	4.92	-	4.92

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Expense Ratio	Total Return
	Accumulation Units (000s)	Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Lowest to Highest**	Lowest to Highest***

	Franklin Templeton Mutual Global Discovery VIP Fund Class 1
2018	64	$16.38	-	$16.38	$1,048	2.64%	0.00 - 0.00%	-11.01	-	-11.01%
2017	58	18.40	-	18.40	1,074	2.01	0.00 - 0.00	8.88	-	8.88
2016	52	16.90	-	16.90	883	1.93	0.00 - 0.00	12.44	-	12.44
2015	45	15.03	-	15.03	671	3.07	0.00 - 0.00	-3.39	-	-3.39
2014	38	15.56	-	15.56	598	2.34	0.00 - 0.00	5.98	-	5.98
	Franklin Templeton Mutual Shares VIP Fund Class 1
2018	29	16.10	-	16.10	460	2.65	0.00 - 0.00	-8.86	-	-8.86
2017	27	17.66	-	17.66	479	2.48	0.00 - 0.00	8.64	-	8.64
2016	24	16.26	-	16.26	398	2.23	0.00 - 0.00	16.35	-	16.35
2015	22	13.98	-	13.98	307	3.31	0.00 - 0.00	-4.69	-	-4.69
2014	20	14.66	-	14.66	288	2.17	0.00 - 0.00	7.38	-	7.38
	Franklin Templeton Small Cap Value VIP Fund Class 1
2018	59	20.25	-	20.25	1,190	1.11	0.00 - 0.00	-12.69	-	-12.69
2017	57	23.20	-	23.20	1,311	0.68	0.00 - 0.00	10.92	-	10.92
2016	50	20.91	-	20.91	1,052	0.96	0.00 - 0.00	30.54	-	30.54
2015	42	16.02	-	16.02	676	0.91	0.00 - 0.00	-7.18	-	-7.18
2014	39	17.26	-	17.26	668	0.80	0.00 - 0.00	0.88	-	0.88
	Franklin Templeton Small-Mid Cap Growth VIP Fund Class 1
2018	40	20.89	-	20.89	837	—	0.00 - 0.00	-5.15	-	-5.15
2017	39	22.02	-	22.02	853	—	0.00 - 0.00	21.75	-	21.75
2016	30	18.09	-	18.09	541	—	0.00 - 0.00	4.40	-	4.40
2015	25	17.33	-	17.33	433	—	0.00 - 0.00	-2.44	-	-2.44
2014	21	17.76	-	17.76	378	—	0.00 - 0.00	7.78	-	7.78
	Franklin Templeton Strategic Income VIP Fund Class 1
2018	29	16.03	-	16.03	471	2.88	0.00 - 0.00	-1.91	-	-1.91
2017	28	16.34	-	16.34	457	3.05	0.00 - 0.00	4.74	-	4.74
2016	23	15.60	-	15.60	364	3.43	0.00 - 0.00	8.25	-	8.25
2015	20	14.41	-	14.41	291	6.27	0.00 - 0.00	-3.62	-	-3.62
2014	18	14.95	-	14.95	262	5.95	0.00 - 0.00	2.12	-	2.12
	Franklin Templeton U.S. Government Securities VIP Fund Class 1
2018	31	13.11	-	13.11	406	2.91	0.00 - 0.00	0.60	-	0.60
2017	29	13.03	-	13.03	380	2.79	0.00 - 0.00	1.66	-	1.66
2016	25	12.61	-	12.61	315	2.65	0.00 - 0.00	0.90	-	0.90
2015	22	12.82	-	12.82	284	2.66	0.00 - 0.00	0.71	-	0.71
2014	22	12.70	-	12.70	275	2.94	0.00 - 0.00	3.64	-	3.64
	Guggenheim VT U.S. Long Short Equity Fund
2018	35	23.71	-	23.71	821	—	0.00 - 0.00	-12.94	-	-12.94
2017	34	27.24	-	27.24	925	0.35	0.00 - 0.00	14.85	-	14.85
2016	33	23.72	-	23.72	787	—	0.00 - 0.00	0.65	-	0.65
2015	33	23.56	-	23.56	786	—	0.00 - 0.00	1.26	-	1.26
2014	32	23.27	-	23.27	733	—	0.00 - 0.00	2.79	-	2.79

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Expense Ratio	Total Return
	Accumulation Units (000s)	Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Lowest to Highest**	Lowest to Highest***

	Invesco V.I. American Franchise
2018	97	$19.53	-	$19.53	$1,897	—%	0.00 - 0.00%	-3.62	-	-3.62%
2017	105	20.26	-	20.26	2,135	0.08	0.00 - 0.00	27.34	-	27.34
2016	113	15.91	-	15.91	1,798	—	0.00 - 0.00	2.27	-	2.27
2015	121	15.56	-	15.56	1,878	—	0.00 - 0.00	5.01	-	5.01
2014	126	14.82	-	14.82	1,870	0.04	0.00 - 0.00	8.44	-	8.44
	Invesco V.I. American Value
2018	293	18.22	-	26.49	8,110	0.48	0.00 - 0.70	-13.26	-	-12.65
2017	313	20.86	-	30.54	10,001	0.79	0.00 - 0.70	9.20	-	9.96
2016	335	18.97	-	27.97	9,810	0.34	0.00 - 0.70	14.69	-	15.49
2015	371	16.42	-	24.39	9,450	0.32	0.00 - 0.70	-9.76	-	-9.13
2014	392	18.07	-	27.02	11,037	0.45	0.00 - 0.70	8.99	-	9.75
	Invesco V.I. Core Equity
2018	31	19.64	-	19.64	612	0.90	0.00 - 0.00	-9.39	-	-9.39
2017	32	21.68	-	21.68	688	1.01	0.00 - 0.00	13.17	-	13.17
2016	34	19.15	-	19.15	655	0.77	0.00 - 0.00	10.26	-	10.26
2015	36	17.37	-	17.37	625	1.15	0.00 - 0.00	-5.77	-	-5.77
2014	36	18.44	-	18.44	665	0.86	0.00 - 0.00	8.15	-	8.15
	Invesco V.I. Government Securities
2018	103	11.56	-	11.56	1,193	2.23	0.00 - 0.00	0.56	-	0.56
2017	111	11.50	-	11.50	1,278	2.02	0.00 - 0.00	1.96	-	1.96
2016	107	11.28	-	11.28	1,207	2.19	0.00 - 0.00	1.23	-	1.23
2015	97	11.14	-	11.14	1,078	2.19	0.00 - 0.00	0.34	-	0.34
2014	91	11.10	-	11.10	1,018	3.20	0.00 - 0.00	4.14	-	4.14
	Invesco V.I. Growth and Income Fund Series I
2018	148	18.78	-	36.96	5,002	2.06	0.00 - 0.00	-13.38	-	-13.38
2017	149	21.68	-	42.67	5,838	1.51	0.00 - 0.00	14.32	-	14.32
2016	150	18.96	-	37.32	5,198	1.09	0.00 - 0.00	19.69	-	19.69
2015	158	15.84	-	31.18	4,641	2.97	0.00 - 0.00	-3.06	-	-3.06
2014	163	16.34	-	32.17	4,951	1.80	0.00 - 0.00	10.28	-	10.28
	Invesco V.I. Growth and Income Fund Series II
2018	162	24.58	-	27.63	4,275	1.77	0.00 - 0.70	-14.20	-	-13.59
2017	175	28.65	-	31.97	5,364	1.25	0.00 - 0.70	13.24	-	14.04
2016	201	25.30	-	28.04	5,432	0.84	0.00 - 0.70	18.60	-	19.43
2015	216	21.33	-	23.47	4,904	2.52	0.00 - 0.70	-3.99	-	-3.31
2014	242	22.22	-	24.28	5,704	1.47	0.00 - 0.70	9.20	-	9.97
	Invesco V.I. High Yield
2018	27	13.60	-	13.60	366	5.04	0.00 - 0.00	-3.35	-	-3.35
2017	28	14.07	-	14.07	392	4.03	0.00 - 0.00	6.30	-	6.30
2016	29	13.24	-	13.24	380	4.15	0.00 - 0.00	11.21	-	11.21
2015	31	11.90	-	11.90	367	5.66	0.00 - 0.00	-3.17	-	-3.17
2014	30	12.29	-	12.29	368	4.54	0.00 - 0.00	1.73	-	1.73

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Expense Ratio	Total Return
	Accumulation Units (000s)	Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Lowest to Highest**	Lowest to Highest***

	Invesco V.I. Mid Cap Core Equity
2018	89	$23.61	-	$23.61	$2,112	0.52%	0.00 - 0.00%	-11.35	-	-11.35%
2017	91	26.63	-	26.63	2,435	0.53	0.00 - 0.00	14.92	-	14.92
2016	94	23.18	-	23.18	2,167	0.08	0.00 - 0.00	13.43	-	13.43
2015	100	20.43	-	20.43	2,048	0.35	0.00 - 0.00	-4.03	-	-4.03
2014	103	21.29	-	21.29	2,201	0.04	0.00 - 0.00	4.43	-	4.43
	Invesco V.I. Mid Cap Growth Fund Series II
2018	133	25.61	-	28.38	3,706	—	0.00 - 0.70	-6.53	-	-5.87
2017	143	27.40	-	30.15	4,232	—	0.00 - 0.70	21.29	-	22.14
2016	149	22.59	-	24.69	3,598	—	0.00 - 0.70	-0.13	-	0.57
2015	154	22.62	-	24.54	3,719	—	0.00 - 0.70	0.34	-	1.04
2014	160	22.54	-	24.29	3,823	—	0.00 - 0.70	6.94	-	7.69
	Invesco V.I. Value Opportunity
2018	272	15.02	-	16.65	4,504	0.31	0.00 - 0.70	-19.74	-	-19.18
2017	326	18.72	-	20.60	6,667	0.39	0.00 - 0.70	16.62	-	17.44
2016	336	16.05	-	17.54	5,855	0.39	0.00 - 0.70	17.51	-	18.34
2015	353	13.66	-	14.82	5,199	2.74	0.00 - 0.70	-11.03	-	-10.40
2014	364	15.35	-	16.54	5,984	1.37	0.00 - 0.70	5.88	-	6.62
	Janus Henderson Balanced Portfolio Institutional Shares
2018	682	21.48	-	76.53	33,963	2.15	0.00 - 0.70	-0.02	-	0.68
2017	720	21.34	-	76.55	35,631	1.60	0.00 - 0.70	17.61	-	18.43
2016	750	18.02	-	65.09	31,795	2.16	0.00 - 0.70	3.87	-	4.60
2015	782	17.22	-	62.66	32,347	1.88	0.00 - 0.70	-0.08	-	0.62
2014	824	17.12	-	62.71	34,361	1.75	0.00 - 0.70	7.75	-	8.51
	Janus Henderson Balanced Portfolio Service Shares
2018	194	34.96	-	34.96	6,778	1.78	0.00 - 0.00	0.43	-	0.43
2017	202	34.81	-	34.81	7,022	1.37	0.00 - 0.00	18.13	-	18.13
2016	216	29.47	-	29.47	6,377	1.91	0.00 - 0.00	4.32	-	4.32
2015	222	28.25	-	28.25	6,280	1.64	0.00 - 0.00	0.41	-	0.41
2014	238	28.13	-	28.13	6,683	1.56	0.00 - 0.00	8.24	-	8.24
	Janus Henderson Enterprise Portfolio Institutional Shares
2018	664	25.87	-	91.18	42,391	0.24	0.00 - 0.70	-1.11	-	-0.41
2017	723	25.97	-	92.21	46,529	0.26	0.00 - 0.70	26.53	-	27.42
2016	774	20.38	-	72.87	39,541	0.80	0.00 - 0.70	11.58	-	12.36
2015	822	18.14	-	65.31	37,748	0.89	0.00 - 0.70	3.30	-	4.03
2014	883	17.44	-	63.22	39,271	0.16	0.00 - 0.70	11.74	-	12.52
	Janus Henderson Flexible Bond Portfolio Institutional Shares
2018	209	16.11	-	36.23	5,834	3.14	0.00 - 0.70	-1.70	-	-1.00
2017	214	16.27	-	36.85	6,077	2.94	0.00 - 0.70	2.90	-	3.62
2016	220	15.70	-	35.81	6,061	2.67	0.00 - 0.70	1.75	-	2.46
2015	262	15.33	-	35.20	7,116	2.34	0.00 - 0.70	-0.48	-	0.22
2014	281	15.29	-	35.37	7,659	3.33	0.00 - 0.70	4.20	-	4.94

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Expense Ratio	Total Return
	Accumulation Units (000s)	Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Lowest to Highest**	Lowest to Highest***

	Janus Henderson Forty Portfolio Institutional Shares
2018	198	$21.44	-	$38.55	$6,869	—%	0.00 - 0.70%	1.27	-	1.98%
2017	195	21.02	-	38.07	6,678	—	0.00 - 0.70	29.41	-	30.31
2016	191	16.13	-	29.42	5,179	0.81	0.00 - 0.70	1.48	-	2.20
2015	191	15.78	-	28.99	5,205	1.24	0.00 - 0.70	11.44	-	12.22
2014	197	14.07	-	26.01	4,892	0.15	0.00 - 0.70	7.97	-	8.73
	Janus Henderson Global Research Portfolio Institutional Shares
2018	854	22.82	-	45.00	25,261	1.13	0.00 - 0.70	-7.52	-	-6.87
2017	904	24.50	-	48.66	28,710	0.83	0.00 - 0.70	26.14	-	27.03
2016	959	19.29	-	38.57	24,098	1.06	0.00 - 0.70	1.36	-	2.07
2015	1025	18.90	-	38.06	25,435	0.67	0.00 - 0.70	-2.97	-	-2.29
2014	1096	19.34	-	39.22	27,857	1.08	0.00 - 0.70	6.69	-	7.44
	Janus Henderson Global Research Portfolio Service Shares
2018	36	27.73	-	27.73	997	1.01	0.00 - 0.00	-7.08	-	-7.08
2017	35	29.84	-	29.84	1,043	0.70	0.00 - 0.00	26.68	-	26.68
2016	36	23.56	-	23.56	853	0.93	0.00 - 0.00	1.82	-	1.82
2015	37	23.14	-	23.14	855	0.56	0.00 - 0.00	-2.53	-	-2.53
2014	39	23.74	-	23.74	922	0.97	0.00 - 0.00	7.18	-	7.18
	Janus Henderson Global Technology Portfolio Institutional Shares
2018	29	33.49	-	33.49	968	—	0.00 - 0.00	1.19	-	1.19
2017	29	33.09	-	33.09	973	—	0.00 - 0.00	45.09	-	45.09
2016	24	22.81	-	22.81	546	0.20	0.00 - 0.00	14.21	-	14.21
2015	21	19.97	-	19.97	422	0.81	0.00 - 0.00	4.85	-	4.85
2014	19	19.05	-	19.05	354	—	0.00 - 0.00	9.64	-	9.64
	Janus Henderson Research Portfolio Institutional Shares
2018	769	30.64	-	55.39	29,759	0.55	0.00 - 0.70	-3.26	-	-2.58
2017	828	31.45	-	57.26	32,993	0.40	0.00 - 0.70	26.99	-	27.88
2016	886	24.59	-	45.09	27,668	0.53	0.00 - 0.70	-0.20	-	0.50
2015	965	24.47	-	45.18	30,109	0.65	0.00 - 0.70	4.61	-	5.35
2014	1056	23.23	-	43.19	31,323	0.36	0.00 - 0.70	12.21	-	12.99
	Janus Henderson Mid Cap Value Portfolio Institutional Shares
2018	28	18.47	-	18.47	519	1.07	0.00 - 0.00	-13.63	-	-13.63
2017	27	21.38	-	21.38	582	0.79	0.00 - 0.00	13.94	-	13.94
2016	25	18.77	-	18.77	471	1.01	0.00 - 0.00	19.03	-	19.03
2015	25	15.77	-	15.77	396	1.22	0.00 - 0.00	-3.47	-	-3.47
2014	24	16.33	-	16.33	388	1.41	0.00 - 0.00	8.77	-	8.77
	Janus Henderson Mid Cap Value Portfolio Service Shares
2018	135	28.17	-	28.17	3,791	0.90	0.00 - 0.00	-13.82	-	-13.82
2017	138	32.69	-	32.69	4,505	0.64	0.00 - 0.00	13.63	-	13.63
2016	140	28.77	-	28.77	4,017	0.89	0.00 - 0.00	18.76	-	18.76
2015	150	24.22	-	24.22	3,634	1.05	0.00 - 0.00	-3.69	-	-3.69
2014	160	25.15	-	25.15	4,030	1.25	0.00 - 0.00	8.44	-	8.44

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Expense Ratio	Total Return
	Accumulation Units (000s)	Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Lowest to Highest**	Lowest to Highest***

	Janus Henderson Overseas Portfolio Institutional Shares
2018	118	$7.81	-	$7.81	$921	1.77%	0.00 - 0.00%	-14.94	-	-14.94%
2017	116	9.18	-	9.18	1,063	1.69	0.00 - 0.00	31.12	-	31.12
2016	114	7.01	-	7.01	795	4.79	0.00 - 0.00	-6.45	-	-6.45
2015	105	7.49	-	7.49	788	0.61	0.00 - 0.00	-8.59	-	-8.59
2014	97	8.19	-	8.19	793	3.00	0.00 - 0.00	-11.87	-	-11.87
	Janus Henderson Overseas Portfolio Service Shares
2018	573	7.14	-	7.66	4,360	1.67	0.00 - 0.70	-15.73	-	-15.14
2017	594	8.48	-	9.02	5,317	1.66	0.00 - 0.70	29.89	-	30.80
2016	587	6.53	-	6.90	4,030	4.94	0.00 - 0.70	-7.36	-	-6.71
2015	602	7.04	-	7.39	4,429	0.52	0.00 - 0.70	-9.44	-	-8.80
2014	639	7.78	-	8.11	5,153	3.06	0.00 - 0.70	-12.71	-	-12.10
	Lazard Retirement Emerging Markets Equity Portfolio
2018	24	52.21	-	52.21	1,248	1.87	0.00 - 0.00	-18.56	-	-18.56
2017	24	64.10	-	64.10	1,566	1.79	0.00 - 0.00	27.82	-	27.82
2016	26	50.15	-	50.15	1,286	1.06	0.00 - 0.00	20.78	-	20.78
2015	28	41.52	-	41.52	1,147	1.13	0.00 - 0.00	-20.05	-	-20.05
2014	29	51.94	-	51.94	1,500	1.71	0.00 - 0.00	-4.64	-	-4.64
	Legg Mason ClearBridge Variable Large Cap Value Portfolio Class I
2018	113	23.77	-	26.34	2,945	1.53	0.00 - 0.70	-9.51	-	-8.87
2017	145	26.27	-	28.91	4,134	1.40	0.00 - 0.70	14.04	-	14.84
2016	146	23.04	-	25.17	3,625	1.62	0.00 - 0.70	12.21	-	13.00
2015	134	20.53	-	22.28	2,952	1.44	0.00 - 0.70	-3.55	-	-2.87
2014	145	21.29	-	22.94	3,301	2.08	0.00 - 0.70	10.93	-	11.71
	Legg Mason Western Assets Variable Global High Yield Bond Portfolio Class I
2018	98	22.53	-	22.53	2,200	5.20	0.00 - 0.00	-3.92	-	-3.92
2017	101	23.45	-	23.45	2,360	5.38	0.00 - 0.00	8.65	-	8.65
2016	102	21.59	-	21.59	2,199	6.40	0.00 - 0.00	15.60	-	15.60
2015	104	18.67	-	18.67	1,940	6.26	0.00 - 0.00	-5.84	-	-5.84
2014	108	19.83	-	19.83	2,139	7.18	0.00 - 0.00	-1.15	-	-1.15
	MFS® High Yield Portfolio Initial Class
2018	90	12.06	-	12.06	1,085	5.63	0.00 - 0.00	-3.08	-	-3.08
2017	89	12.44	-	12.44	1,112	6.53	0.00 - 0.00	6.69	-	6.69
2016	88	11.66	-	11.66	1,029	6.77	0.00 - 0.00	13.82	-	13.82
2015	94	10.24	-	10.24	962	7.29	0.00 - 0.00	-4.22	-	-4.22
2014	95	10.69	-	10.69	1,019	6.04	0.00 - 0.00	2.81	-	2.81
	MFS® Investors Trust Series Initial Class
2018	157	29.62	-	29.62	4,637	0.61	0.00 - 0.00	-5.49	-	-5.49
2017	188	31.34	-	31.34	5,900	0.73	0.00 - 0.00	23.35	-	23.35
2016	201	25.41	-	25.41	5,100	0.86	0.00 - 0.00	8.59	-	8.59
2015	214	23.40	-	23.40	5,005	0.90	0.00 - 0.00	0.22	-	0.22
2014	242	23.35	-	23.35	5,658	0.94	0.00 - 0.00	11.01	-	11.01

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Expense Ratio	Total Return
	Accumulation Units (000s)	Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Lowest to Highest**	Lowest to Highest***

	MFS® New Discovery Series Initial Class
2018	168	$56.35	-	$56.35	$9,483	—%	0.00 - 0.00%	-1.48	-	-1.48%
2017	183	57.20	-	57.20	10,458	—	0.00 - 0.00	26.65	-	26.65
2016	197	45.16	-	45.16	8,907	—	0.00 - 0.00	9.05	-	9.05
2015	205	41.41	-	41.41	8,508	—	0.00 - 0.00	-1.89	-	-1.89
2014	226	42.21	-	42.21	9,539	—	0.00 - 0.00	-7.26	-	-7.26
	MFS® Total Return Series Initial Class
2018	344	32.03	-	32.03	11,014	2.20	0.00 - 0.00	-5.61	-	-5.61
2017	359	33.93	-	33.93	12,181	2.34	0.00 - 0.00	12.30	-	12.30
2016	379	30.22	-	30.22	11,456	2.84	0.00 - 0.00	9.09	-	9.09
2015	421	27.70	-	27.70	11,670	2.64	0.00 - 0.00	-0.37	-	-0.37
2014	449	27.80	-	27.80	12,480	1.87	0.00 - 0.00	8.50	-	8.50
	MFS® Utilities Series Initial Class
2018	43	61.34	-	61.34	2,639	1.11	0.00 - 0.00	1.06	-	1.06
2017	45	60.70	-	60.70	2,740	4.37	0.00 - 0.00	14.83	-	14.83
2016	50	52.86	-	52.86	2,669	4.16	0.00 - 0.00	11.47	-	11.47
2015	53	47.42	-	47.42	2,528	4.43	0.00 - 0.00	-14.52	-	-14.52
2014	54	55.47	-	55.47	2,969	2.10	0.00 - 0.00	12.73	-	12.73
	MFS® Value Series Initial Class
2018	64	30.31	-	30.31	1,942	1.55	0.00 - 0.00	-10.09	-	-10.09
2017	65	33.71	-	33.71	2,185	1.84	0.00 - 0.00	17.65	-	17.65
2016	77	28.65	-	28.65	2,195	2.12	0.00 - 0.00	14.09	-	14.09
2015	79	25.11	-	25.11	1,980	2.35	0.00 - 0.00	-0.74	-	-0.74
2014	82	25.30	-	25.30	2,068	1.50	0.00 - 0.00	10.51	-	10.51
	MFS® VIT Growth Series Initial Class
2018	216	39.98	-	39.98	8,649	0.09	0.00 - 0.00	2.67	-	2.67
2017	238	38.94	-	38.94	9,280	0.10	0.00 - 0.00	31.40	-	31.40
2016	260	29.63	-	29.63	7,716	0.04	0.00 - 0.00	2.44	-	2.44
2015	267	28.93	-	28.93	7,731	0.15	0.00 - 0.00	7.56	-	7.56
2014	309	26.89	-	26.89	8,321	0.10	0.00 - 0.00	8.94	-	8.94
	MFS® VIT New Discovery Series Service Class
2018	24	28.88	-	28.88	686	—	0.70 - 0.70	-2.41	-	-2.41
2017	24	29.59	-	29.59	705	—	0.70 - 0.70	25.45	-	25.45
2016	27	23.59	-	23.59	629	—	0.70 - 0.70	8.04	-	8.04
2015	30	21.83	-	21.83	651	—	0.70 - 0.70	-2.83	-	-2.83
2014	32	22.47	-	22.47	710	—	0.70 - 0.70	-8.14	-	-8.14
	MFS® Mass. Investors Growth Stock Portfolio Initial Class
2018	78	13.54	-	13.54	1,057	0.58	0.00 - 0.00	0.81	-	0.81
2017	80	13.43	-	13.43	1,071	0.65	0.00 - 0.00	28.42	-	28.42
2016	88	10.46	-	10.46	918	0.58	0.00 - 0.00	6.08	-	6.08
2015	98	9.86	-	9.86	962	1.01	0.00 - 0.00	-1.40	-	-1.40

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Expense Ratio	Total Return
	Accumulation Units (000s)	Lowest to Highest			Net Assets	Investment Income Ratio*	Lowest to Highest**	Lowest to Highest***

	MFS® VIT Research Series Initial Class
2018	116	$32.35	-	$32.35	$3,744	0.70%	0.00 - 0.00%	-4.37	-	-4.37%
2017	119	33.83	-	33.83	4,024	1.34	0.00 - 0.00	23.37	-	23.37
2016	125	27.42	-	27.42	3,440	0.80	0.00 - 0.00	8.74	-	8.74
2015	129	25.22	-	25.22	3,264	0.75	0.00 - 0.00	0.80	-	0.80
2014	139	25.02	-	25.02	3,483	0.82	0.00 - 0.00	10.20	-	10.20
	Morgan Stanley VIF Emerging Markets Equity Portfolio Class I
2018	49	9.18	-	9.18	450	0.46	0.00 - 0.00	-17.47	-	-17.47
2017	45	11.12	-	11.12	500	0.73	0.00 - 0.00	35.06	-	35.06
2016	43	8.23	-	8.23	352	0.51	0.00 - 0.00	6.74	-	6.74
2015	39	7.71	-	7.71	302	0.79	0.00 - 0.00	-10.69	-	-10.69
2014	39	8.64	-	8.64	333	0.38	0.00 - 0.00	-4.49	-	-4.49
	Morgan Stanley VIF Growth Portfolio Class I
2018	83	31.70	-	44.34	3,829	—	0.00 - 0.70	6.79	-	7.54
2017	85	29.48	-	41.52	3,659	—	0.00 - 0.70	42.15	-	43.15
2016	87	20.59	-	29.21	2,660	—	0.00 - 0.70	-2.32	-	-1.64
2015	91	20.94	-	29.90	2,830	—	0.00 - 0.70	11.46	-	12.24
2014	98	18.65	-	26.83	2,711	—	0.00 - 0.70	5.62	-	6.36
	Morgan Stanley VIF U.S. Real Estate Portfolio Class I
2018	127	44.83	-	44.83	5,696	2.76	0.00 - 0.00	-7.71	-	-7.71
2017	133	48.57	-	48.57	6,439	1.47	0.00 - 0.00	3.11	-	3.11
2016	138	47.11	-	47.11	6,518	1.33	0.00 - 0.00	6.81	-	6.81
2015	146	44.10	-	44.10	6,455	1.33	0.00 - 0.00	2.17	-	2.17
2014	160	43.17	-	43.17	6,925	1.45	0.00 - 0.00	29.72	-	29.72
	Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I
2018	508	15.49	-	22.42	8,142	1.59	0.00 - 0.70	-9.81	-	-9.17
2017	506	17.05	-	24.86	9,032	1.51	0.00 - 0.70	19.34	-	20.17
2016	460	14.19	-	20.83	6,822	1.66	0.00 - 0.70	10.67	-	11.45
2015	395	12.73	-	18.82	5,244	1.58	0.00 - 0.70	-3.32	-	-2.65
2014	333	13.08	-	19.47	4,584	1.25	0.00 - 0.70	4.01	-	4.74
	Morningstar Balanced ETF Asset Allocation Portfolio Class I
2018	667	15.16	-	18.68	10,972	2.12	0.00 - 0.70	-6.68	-	-6.02
2017	685	16.13	-	20.02	12,160	1.93	0.00 - 0.70	12.86	-	13.65
2016	677	14.19	-	17.73	10,784	2.02	0.00 - 0.70	7.93	-	8.69
2015	705	13.06	-	16.43	10,601	1.71	0.00 - 0.70	-2.65	-	-1.97
2014	699	13.32	-	16.88	10,858	1.38	0.00 - 0.70	4.06	-	4.79
	Morningstar Conservative ETF Asset Allocation Portfolio Class I
2018	89	13.51	-	13.66	1,246	2.45	0.00 - 0.70	-2.77	-	-2.09
2017	80	13.80	-	14.05	1,132	2.14	0.00 - 0.70	5.71	-	6.45
2016	72	12.97	-	13.29	966	1.97	0.00 - 0.70	4.15	-	4.88
2015	60	12.36	-	12.76	777	1.56	0.00 - 0.70	-1.65	-	-0.96
2014	49	12.48	-	12.97	638	1.24	0.00 - 0.70	2.38	-	3.10

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Expense Ratio	Total Return
	Accumulation Units (000s)	Lowest to Highest			Net Assets	Investment Income Ratio*	Lowest to Highest**	Lowest to Highest***

	Morningstar Growth ETF Asset Allocation Portfolio Class I
2018	984	$15.51	-	$21.09	$16,074	1.89%	0.00 - 0.70%	-8.50	-	-7.85%
2017	976	16.83	-	23.05	17,530	1.63	0.00 - 0.70	16.86	-	17.68
2016	925	14.30	-	19.72	14,198	1.80	0.00 - 0.70	9.12	-	9.88
2015	867	13.02	-	18.08	12,267	1.59	0.00 - 0.70	-2.90	-	-2.22
2014	790	13.31	-	18.62	11,571	1.28	0.00 - 0.70	4.11	-	4.85
	Morningstar Income and Growth ETF Asset Allocation Portfolio Class I
2018	155	14.33	-	15.93	2,339	2.55	0.00 - 0.70	-4.67	-	-3.99
2017	148	14.92	-	16.71	2,329	2.19	0.00 - 0.70	9.35	-	10.12
2016	139	13.55	-	15.28	2,003	2.14	0.00 - 0.70	5.99	-	6.73
2015	135	12.70	-	14.42	1,835	1.96	0.00 - 0.70	-2.21	-	-1.52
2014	122	12.89	-	14.75	1,722	1.51	0.00 - 0.70	2.90	-	3.63
	Oppenheimer Conservative Balance Fund/VA
2018	30	12.20	-	12.20	372	2.04	0.00 - 0.00	-5.32	-	-5.32
2017	32	12.89	-	12.89	413	2.01	0.00 - 0.00	9.25	-	9.25
2016	30	11.79	-	11.79	353	2.35	0.00 - 0.00	5.26	-	5.26
2015	26	11.20	-	11.20	296	2.16	0.00 - 0.00	0.83	-	0.83
2014	22	11.11	-	11.11	241	2.04	0.00 - 0.00	8.20	-	8.20
	Oppenheimer Discovery Mid-Cap Growth Fund/VA
2018	86	24.96	-	24.96	2,151	—	0.00 - 0.00	-6.08	-	-6.08
2017	89	26.58	-	26.58	2,378	0.03	0.00 - 0.00	28.79	-	28.79
2016	93	20.64	-	20.64	1,929	—	0.00 - 0.00	2.33	-	2.33
2015	97	20.17	-	20.17	1,952	—	0.00 - 0.00	6.61	-	6.61
2014	95	18.92	-	18.92	1,805	—	0.00 - 0.00	5.78	-	5.78
	Oppenheimer Global Fund/VA
2018	72	18.08	-	18.08	1,298	0.98	0.00 - 0.00	-13.18	-	-13.18
2017	71	20.82	-	20.82	1,478	0.93	0.00 - 0.00	36.66	-	36.66
2016	68	15.24	-	15.24	1,040	1.00	0.00 - 0.00	0.08	-	0.08
2015	62	15.22	-	15.22	947	1.30	0.00 - 0.00	3.94	-	3.94
2014	56	14.65	-	14.65	815	1.08	0.00 - 0.00	2.29	-	2.29
	Oppenheimer Global Fund/VA Service Shares
2018	336	28.10	-	28.10	9,440	0.76	0.00 - 0.00	-13.39	-	-13.39
2017	353	32.44	-	32.44	11,458	0.73	0.00 - 0.00	36.32	-	36.32
2016	373	23.80	-	23.80	8,879	0.73	0.00 - 0.00	-0.16	-	-0.16
2015	382	23.84	-	23.84	9,110	1.11	0.00 - 0.00	3.67	-	3.67
2014	406	22.99	-	22.99	9,341	0.86	0.00 - 0.00	2.06	-	2.06
	Oppenheimer Global Strategic Income Fund/VA
2018	25	14.13	-	14.13	355	4.86	0.00 - 0.00	-4.40	-	-4.40
2017	25	14.78	-	14.78	367	2.17	0.00 - 0.00	6.27	-	6.27
2016	22	13.91	-	13.91	301	4.91	0.00 - 0.00	6.53	-	6.53
2015	21	13.06	-	13.06	280	5.77	0.00 - 0.00	-2.26	-	-2.26
2014	19	13.36	-	13.36	255	4.24	0.00 - 0.00	2.84	-	2.84

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Expense Ratio	Total Return
	Accumulation Units (000s)	Lowest to Highest			Net Assets	Investment Income Ratio*	Lowest to Highest**	Lowest to Highest***

	Oppenheimer International Growth Fund/VA
2018	73	$13.00	-	$42.83	$1,579	0.86%	0.00 - 0.00%	-19.42	-	-19.42%
2017	69	16.14	-	53.15	1,942	1.43	0.00 - 0.00	26.29	-	26.29
2016	68	12.78	-	42.08	1,592	1.08	0.00 - 0.00	-2.12	-	-2.12
2015	62	13.05	-	42.99	1,561	1.18	0.00 - 0.00	3.43	-	3.43
2014	67	12.62	-	41.57	1,686	1.19	0.00 - 0.00	-7.22	-	-7.22
	Oppenheimer Main Street Fund®/VA (For the period beginning April 28, 2017, and ended December 31, 2017)
2018	51	10.05	-	10.05	510	1.16	0.00 - 0.00	-7.89	-	-7.89
2017	51	10.91	-	10.91	554	2.33	0.00 - 0.00	9.08	-	9.08
	Oppenheimer Main Street Small Cap Fund®/VA
2018	238	22.77	-	49.82	10,178	0.31	0.00 - 0.00	-10.32	-	-10.32
2017	245	25.39	-	55.56	11,878	0.86	0.00 - 0.00	14.16	-	14.16
2016	249	22.24	-	48.67	10,748	0.49	0.00 - 0.00	18.05	-	18.05
2015	261	18.84	-	41.22	9,700	0.90	0.00 - 0.00	-5.90	-	-5.90
2014	266	17.89	-	43.81	10,632	0.84	0.00 - 0.00	11.93	-	41.01
	Oppenheimer Total Return Bond Fund/VA
2018	23	10.27	-	10.27	237	3.33	0.00 - 0.00	-1.02	-	-1.02
2017	21	10.38	-	10.38	221	2.35	0.00 - 0.00	4.59	-	4.59
2016	18	9.92	-	9.92	181	3.67	0.00 - 0.00	3.27	-	3.27
2015	15	9.61	-	9.61	147	4.04	0.00 - 0.00	0.96	-	0.96
2014	13	9.52	-	9.52	124	5.02	0.00 - 0.00	7.27	-	7.27
	Oppenheimer International Growth Fund/VA Service Shares
2018	68	21.98	-	21.98	1,488	0.60	0.70 - 0.70	-20.12	-	-20.12
2017	75	27.52	-	27.52	2,077	1.15	0.70 - 0.70	25.57	-	25.57
2016	82	21.92	-	21.92	1,791	0.83	0.70 - 0.70	-3.39	-	-3.39
2015	85	22.68	-	22.68	1,918	1.03	0.70 - 0.70	2.39	-	2.39
2014	84	22.16	-	22.16	1,861	0.96	0.70 - 0.70	-7.80	-	-7.80
	Oppenheimer Main Street Small Cap Fund®/VA Service Shares
2018	156	31.84	-	35.79	5,422	0.06	0.00 - 0.70	-11.17	-	-10.54
2017	182	35.85	-	40.00	7,089	0.55	0.00 - 0.70	13.12	-	13.91
2016	201	31.69	-	35.12	6,862	0.24	0.00 - 0.70	16.85	-	17.67
2015	179	27.12	-	29.84	5,195	0.65	0.00 - 0.70	-6.75	-	-6.09
2014	189	29.08	-	31.78	5,852	0.63	0.00 - 0.70	10.88	-	11.65
	PIMCO VIT Int. Bond U.S. Dollar-Hedged Admin. Shares
2018	136	20.68	-	23.24	3,083	1.31	0.00 - 0.70	1.41	-	2.12
2017	143	20.39	-	22.76	3,188	4.72	0.00 - 0.70	2.05	-	2.76
2016	150	19.99	-	22.15	3,242	1.43	0.00 - 0.70	5.74	-	6.48
2015	166	18.90	-	20.80	3,373	2.99	0.00 - 0.70	-0.41	-	0.29
2014	192	18.98	-	20.74	3,898	1.84	0.00 - 0.70	10.40	-	11.17

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Expense Ratio	Total Return
	Accumulation Units (000s)	Lowest to Highest			Net Assets	Investment Income Ratio*	Lowest to Highest**	Lowest to Highest***

	PIMCO VIT Total Return Portfolio Admin. Shares
2018	616	$19.51	-	$21.93	$13,283	2.54%	0.00 - 0.70%	-1.23	-	-0.53%
2017	656	19.75	-	22.04	14,223	2.02	0.00 - 0.70	4.19	-	4.92
2016	676	18.96	-	21.01	13,956	2.10	0.00 - 0.70	1.97	-	2.68
2015	715	18.59	-	20.46	14,402	4.94	0.00 - 0.70	-0.25	-	0.45
2014	775	18.64	-	20.37	15,551	2.19	0.00 - 0.70	3.72	-	4.45
	PIMCO VIT Real Return Portfolio Admin. Shares
2018	195	17.31	-	17.31	3,375	2.47	0.00 - 0.00	-2.20	-	-2.20
2017	194	17.70	-	17.70	3,440	2.36	0.00 - 0.00	3.66	-	3.66
2016	195	17.08	-	17.08	3,338	2.26	0.00 - 0.00	5.20	-	5.20
2015	202	16.23	-	16.23	3,276	4.20	0.00 - 0.00	-2.71	-	-2.71
2014	205	16.68	-	16.68	3,419	1.47	0.00 - 0.00	3.89	-	3.89
	Putnam VT International Value Fund Class IB
2018	119	16.43	-	18.46	2,139	2.01	0.00 - 0.70	-18.19	-	-17.61
2017	119	20.08	-	22.41	2,599	1.53	0.00 - 0.70	23.83	-	24.69
2016	129	16.22	-	17.97	2,258	2.44	0.00 - 0.70	0.40	-	1.11
2015	143	16.15	-	17.78	2,486	1.37	0.00 - 0.70	-2.68	-	-2.00
2014	161	16.60	-	18.14	2,850	1.35	0.00 - 0.70	-10.12	-	-9.49
	Putnam VT High Yield Fund Class IA
2018	33	30.57	-	30.57	1,007	5.95	0.00 - 0.00	-3.59	-	-3.59
2017	35	31.71	-	31.71	1,109	6.02	0.00 - 0.00	7.22	-	7.22
2016	37	29.57	-	29.57	1,085	6.04	0.00 - 0.00	15.66	-	15.66
2015	35	25.57	-	25.57	894	7.36	0.00 - 0.00	-5.14	-	-5.14
2014	36	26.95	-	26.95	968	6.40	0.00 - 0.00	1.91	-	1.91
	Putnam VT International Value Fund Class IA
2018	30	25.25	-	25.25	758	2.21	0.00 - 0.00	-17.38	-	-17.38
2017	31	30.56	-	30.56	943	1.85	0.00 - 0.00	25.06	-	25.06
2016	37	24.44	-	24.44	897	2.72	0.00 - 0.00	1.28	-	1.28
2015	41	24.13	-	24.13	998	1.69	0.00 - 0.00	-1.71	-	-1.71
2014	43	24.55	-	24.55	1,057	1.60	0.00 - 0.00	-9.29	-	-9.29
	T. Rowe Price Blue Chip Growth Portfolio I
2018	132	39.06	-	39.06	5,157	—	0.00 - 0.00	1.92	-	1.92
2017	141	38.32	-	38.32	5,413	—	0.00 - 0.00	36.17	-	36.17
2016	154	28.14	-	28.14	4,322	—	0.00 - 0.00	0.78	-	0.78
2015	162	27.93	-	27.93	4,537	—	0.00 - 0.00	11.05	-	11.05
2014	172	25.15	-	25.15	4,330	—	0.00 - 0.00	9.17	-	9.17
	T. Rowe Price Equity Income Portfolio I
2018	666	35.93	-	35.93	23,922	2.01	0.00 - 0.00	-9.50	-	-9.50
2017	703	39.71	-	39.71	27,922	1.72	0.00 - 0.00	16.02	-	16.02
2016	744	34.22	-	34.22	25,455	2.27	0.00 - 0.00	19.17	-	19.17
2015	798	28.72	-	28.72	22,929	1.81	0.00 - 0.00	-6.85	-	-6.85
2014	864	30.83	-	30.83	26,629	1.73	0.00 - 0.00	7.38	-	7.38

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Expense Ratio	Total Return
	Accumulation Units (000s)	Lowest to Highest			Net Assets	Investment Income Ratio*	Lowest to Highest**	Lowest to Highest***

	T. Rowe Price New America Growth I
2018	73	$38.45	-	$38.45	$2,794	0.15%	0.00 - 0.00%	1.16	-	1.16%
2017	86	38.01	-	38.01	3,255	0.11	0.00 - 0.00	34.43	-	34.43
2016	92	28.28	-	28.28	2,614	0.04	0.00 - 0.00	1.31	-	1.31
2015	106	27.91	-	27.91	2,959	—	0.00 - 0.00	8.60	-	8.60
2014	112	25.70	-	25.70	2,871	—	0.00 - 0.00	9.33	-	9.33
	T. Rowe Price Mid-Cap Growth I
2018	136	76.33	-	76.33	10,415	—	0.00 - 0.00	-2.03	-	-2.03
2017	176	77.92	-	77.92	13,733	—	0.00 - 0.00	24.77	-	24.77
2016	194	62.45	-	62.45	12,088	—	0.00 - 0.00	6.26	-	6.26
2015	199	58.77	-	58.77	11,675	—	0.00 - 0.00	6.56	-	6.56
2014	215	55.15	-	55.15	11,872	—	0.00 - 0.00	13.12	-	13.12
	T. Rowe Price International Stock I
2018	170	20.20	-	20.20	3,441	1.33	0.00 - 0.00	-14.20	-	-14.20
2017	198	23.55	-	23.55	4,653	1.18	0.00 - 0.00	27.88	-	27.88
2016	194	18.41	-	18.41	3,579	1.07	0.00 - 0.00	2.13	-	2.13
2015	195	18.03	-	18.03	3,524	0.99	0.00 - 0.00	-0.90	-	-0.90
2014	196	18.19	-	18.19	3,570	1.01	0.00 - 0.00	-1.24	-	-1.24
	VanEck VIP Emerging Markets Fund Initial Class
2018	129	32.89	-	32.89	4,231	0.29	0.00 - 0.00	-23.49	-	-23.49
2017	129	42.98	-	42.98	5,538	0.43	0.00 - 0.00	51.03	-	51.03
2016	139	28.46	-	28.46	3,942	0.47	0.00 - 0.00	0.10	-	0.10
2015	144	28.43	-	28.43	4,104	0.56	0.00 - 0.00	-13.99	-	-13.99
2014	144	33.06	-	33.06	4,764	0.52	0.00 - 0.00	-0.41	-	-0.41
	VanEck VIP Global Hard Assets Fund Initial Class
2018	126	19.80	-	19.80	2,491	—	0.00 - 0.00	-28.28	-	-28.28
2017	120	27.61	-	27.61	3,319	—	0.00 - 0.00	-1.70	-	-1.70
2016	119	28.08	-	28.08	3,354	0.39	0.00 - 0.00	43.71	-	43.71
2015	120	19.54	-	19.54	2,337	0.03	0.00 - 0.00	-33.45	-	-33.45
2014	110	29.36	-	29.36	3,231	0.10	0.00 - 0.00	-19.10	-	-19.10
	Wells Fargo VT Discovery Fund
2018	148	37.34	-	37.34	5,508	—	0.00 - 0.00	-7.06	-	-7.06
2017	159	40.18	-	40.18	6,391	—	0.00 - 0.00	29.13	-	29.13
2016	174	31.12	-	31.12	5,423	—	0.00 - 0.00	7.65	-	7.65
2015	194	28.91	-	28.91	5,621	—	0.00 - 0.00	-1.46	-	-1.46
2014	208	29.33	-	29.33	6,105	—	0.00 - 0.00	0.36	-	0.36
	Wells Fargo VT Opportunity Fund
2018	240	27.97	-	27.97	6,722	0.19	0.00 - 0.00	-7.15	-	-7.15
2017	268	30.12	-	30.12	8,067	0.67	0.00 - 0.00	20.44	-	20.44
2016	285	25.01	-	25.01	7,131	1.97	0.00 - 0.00	12.23	-	12.23
2015	307	22.29	-	22.29	6,852	0.13	0.00 - 0.00	-3.08	-	-3.08
2014	336	23.00	-	23.00	7,735	0.06	0.00 - 0.00	10.42	-	10.42

PART C
OTHER INFORMATION

Item 26. EXHIBITS
(a) Resolution of the Board of Directors of Lincoln Benefit Life Company authorizing establishment of Registrant (1)
(b) Custodian Agreement (Not Applicable)
(c) (i) Principal Underwriting Agreement
(a) Amended and Restated Principal Underwriting Agreement by and between Lincoln Benefit Life Company and Allstate Distributors, LLC, effective April 1, 2014. (14)
(ii) Form of Selling Agreement (4)
(iii) Schedule of Sales Commissions (3)
(d) Form of the Investors Select Variable Universal Life Policy (3)
(e) Application Form (2)

(f) (1)	Certificate of Incorporation of Lincoln Benefit (18)

(2)	By-laws of Lincoln Benefit (19)
(g) Contracts of Reinsurance (5)

(1)	Amended and Restated Reinsurance Agreement by and between Lincoln Benefit Life Company and Allstate Life Insurance Company, effective April 1, 2014. (15)
(h) Fund Participation Agreements:

(1)	Fund Participation Agreement between Janus Aspen Series and Lincoln Benefit Life Company (1)

(2)	Participation Agreement among Lincoln Benefit Life Company and Variable Insurance Products Fund and Fidelity Distributors Corporation. (1)

(3)	Participation Agreement among Lincoln Benefit Life Company and Variable Insurance Products Fund II and Fidelity Distributors Corporation (1)

(4)	(i) Participation Agreement between Scudder Variable Life Investment Fund and Lincoln Benefit Life
Company (1)

(ii)	Reimbursement Agreement by and between Scudder, Stevens & Clark, Inc. and Lincoln Benefit Life Company (1)

(iii)	Participating Contract and Policy Agreement between Scudder Investor Services, Inc. and Lincoln Benefit Financial Services (1)

(5)	Fund Participation Agreement between Lincoln Benefit Life Company, Insurance Management Series and Federated Securities Corp. (1)

(6)	Form of Participation Agreement (Service Shares) among Janus Aspen Series and Lincoln Benefit Life Company (6)

(7)	Form of Participation Agreement between Lincoln Benefit Life Company and LSA Variable Series Trust (7)

(8)	Form of Participation Agreement among MFS Variable Insurance Trust, Lincoln Benefit Life Company, and Massachusetts Financial Services Company (1)

(9)	(i) Form of Participation Agreement between Lincoln Benefit Life Company and OCC Accumulation Trust (8)

(ii)	Amendment to Participation Agreement among OCC Accumulation Trust, OCC Distributors, and Lincoln Benefit Life Company (9)

(10)	Form of Participation Agreement among Panorama Series Fund, Inc., Oppenheimer Funds, Inc., and Lincoln Benefit Life Company (6)

(11)	Form of Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., and Lincoln Benefit Life Company (6)

(12)	Form of Participation Agreement among PIMCO Variable Insurance Trust, Lincoln Benefit Life Company and PIMCO Funds Distributor LLC (8)

(13)	Form of Participation Agreement among Putnam Variable Trust, Putnam Retail Management, Inc., and Lincoln Benefit Life Company (6)

(14)	Form of Participation Agreement among Van Kampen Investment Trust, Van Kampen Funds, Inc., Van Kampen Asset Management, Inc., and Lincoln Benefit Life Company (6)

(15)	Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc., Lincoln Benefit Life Company, and ALFS, Inc. (6)

(16)	Form of Participation Agreement between Salomon Brothers Variable Series Fund, Inc., Salomon Brothers Asset Management, Inc. and Lincoln Benefit Life Company (8)

(17)	Form of Participation Agreement among Lincoln Benefit Life Company, Van Kampen Universal Institutional Funds, and Miller Anderson & Sherrerd, LLP (8)

(18)	Form of Participation Agreement between Financial Investors Variable Insurance Trust and Lincoln Benefit Life Company (13)

(i)	Administrative Contracts

(1)	Amended and Restated Administrative Services Agreement by and between Lincoln Benefit Life Company and Allstate Life Insurance Company, effective April 1, 2014. (16)

(2)	Third Party Administrator Agreement by and between Alliance-One Services, Inc. and Lincoln Benefit Life Company, effective June 16, 2014. (20)
(j) Other Material Contracts

(1)	Partial Commutation Agreement by and between Allstate Life Insurance Company and Lincoln Benefit Life Company, effective April 1, 2014. (17)
(k) Opinion and Consent of Counsel (filed herewith)
(l) Actuarial Opinion and Consent (10)
(m) Sample Calculations (10)
(n) Other Consents
(1) Consent of Independent Registered Public Accounting Firm - Deloitte & Touche, LLP (filed herewith)

(2)	Consent of Independent Registered Public Accounting Firm - PricewaterhouseCoopers LLP (filed herewith)

(o) Omitted financial statements (Not applicable)
(p) Initial Capital Arrangements (Not Applicable)
(q) Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(ii) (3)
(r) Table of Surrender Charge Factors and Percentages (10)
(99) (a) Powers of Attorney for Stephen Campbell, Richard Carbone, Clive Cowdery, Ann Frohman, Jon Hack, Robert Stein and Grace Vandecruze (filed herewith)
(1) Incorporated by reference from Registration Statement on Form S-6 for Lincoln Benefit Life Variable Life Account, filed March 11, 1998 (File No. 333-47717).
(2) Incorporated by reference from Post-Effective Amendment No. 8 to Registration Statement on Form S-6 for Lincoln Benefit Life Variable Life Account, File No. 33-67386, filed April 30, 1997.
(3) Incorporated by reference from Post-Effective Amendment #9 to Registration Statement on Form S-6 for Lincoln Benefit Life Variable Life, File No. 33-67386, filed April 28, 1998.
(4) Incorporated by reference from Post-Effective Amendment No. 3 to Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account, filed April 1, 1999 (File No. 333-50545, 811-7924).
(5) Incorporated by reference from Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account, filed April 21, 1998 (File No. 333-50545, 811-7924).
(6) Incorporated by reference from Post-Effective Amendment No. 1 to Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account, filed August 8, 2001 (File No. 333-61146, 811-7924).
(7) Incorporated by reference from Pre-Effective Amendment No. 1 to Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account, filed September 29, 1999 (File No. 333-82427, 811-7924).
(8) Incorporated by reference from Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account, filed July 8, 1999 (File No. 333-82427, 811-7924).
(9) Incorporated by reference from Post-Effective Amendment No. 2 to Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account, filed January 17, 2001 (File No. 333-82427, 811-7924).
(10) Incorporated by reference from Post-Effective Amendment No. 16 on Form N-6 to Registration Statement on Form S-6 for Lincoln Benefit Life Variable Life Account, filed April 22, 2003 (File No. 33-67386, 811-9154).
(11) Incorporated by reference from Post-Effective Amendment to Form N-6 for Lincoln Benefit Life Variable Life Account, File No. 33-67386, 811-9154, filed April 20, 2006.
(12) Incorporated by reference from Post-Effective Amendment to Form N-6 for Lincoln Benefit Life Company Variable Life Account, File No. 33-67386, 811-9154, filed April 20, 2007.
(13) Incorporated by reference from Post-Effective Amendment to Form N-6 for Lincoln Benefit Life Company Variable Life Account, File No. 33-67386, 811-9154, filed April 30, 2009.
(14) Incorporated herein by reference to Exhibit 1(a) to Post-Effective Amendment No. 2 to Lincoln Benefit Life Company's Registration Statement on Form S-1, filed on April 4, 2014. (SEC File No. 333-180375).
(15) Incorporated herein by reference to Exhibit 10.25 to Post-Effective Amendment No. 2 to Lincoln Benefit Life Company's Registration Statement on Form S-1, filed on April 4, 2014. (SEC File No. 333-180375).
(16) Incorporated herein by reference to Exhibit 10.14 to Post-Effective Amendment No. 1 to Lincoln Benefit Life Company's Registration Statement on Form S-1, filed on April 1, 2016. (SEC File No. 333-203371).

(17) Incorporated herein by reference to Exhibit 10.26 to Post-Effective Amendment No. 2 to Lincoln Benefit Life Company's Registration Statement on Form S-1, filed on April 4, 2014. (SEC File No. 333-180375).
(18) Incorporated herein by reference to Exhibit 3(i) to Lincoln Benefit Life Company's Registration Statement on Form S-1, filed on April 13, 2015. (SEC File No. 333-203371).
(19) Incorporated herein by reference to Exhibit 3.2 to Lincoln Benefit Life Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2006. (SEC File No. 333-111553).
(20) Incorporated by reference to Exhibit 26(i)(2) to Post-Effective Amendment No. 29 on Form N-6 to Registration Statement on Form S-6 of Lincoln Benefit Life Variable Life Account, filed April 15, 2016 (File No. 33-67386, 811-09154).

Item 27. EXECUTIVE OFFICERS AND DIRECTORS OF LINCOLN BENEFIT
Our directors and officers are listed below. The principal business address of each of the officers and directors listed below is 1221 N Street, Suite 200, Lincoln, Nebraska 68508.

Stephen Campbell	Director
Richard Carbone	Director
Clive Cowdery	Director
Ann Frohman	Director
Jon Hack	Director
Robert Stein	Director
Grace Vandecruze	Director
W. Weldon Wilson	Director and Chief Executive Officer
Mary Ellen Luning	President
Forozan Nasery	Chief Financial Officer, Treasurer and Vice President

Item 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
Lancaster Re Captive Insurance Company, organized under laws of the State of Nebraska

Item 29. INDEMNIFICATION
The Articles of Incorporation of Lincoln Benefit Life Company (Depositor) provide for the indemnification of its directors and officers against expenses, judgments, fines and amounts paid in settlement as incurred by such person, so long as such person shall not have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company. This right of indemnity is not exclusive of other rights to which a director or officer may otherwise be entitled. LBL HoldCo II, Inc. has obtained directors and officers liability insurance which insures against certain liabilities that the directors and officers of LBL HoldCo II, Inc. and its subsidiaries, may, in such capacities, incur.
The By-Laws of ADLLC (Distributor) provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of Delaware law. In general, Delaware law provides that a corporation may indemnify a director, officer, employee or agent against expenses, judgments, fines and amounts paid in settlement if that individual acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. No indemnification shall be made for expenses, including attorney's fees, if the person shall have been judged to be liable to the corporation unless a court determines such person is entitled to such indemnity. Expenses incurred by such individual in defending any action or proceeding may be advanced by the corporation so long as the individual agrees to repay the corporation if it is later determined that he or she is not entitled to such indemnification.

Under the terms of the Amended and Restated Principal Underwriting Agreement, Depositor agrees to indemnify and hold harmless Distributor against all losses arising out of or based upon (a) the failure of Depositor to perform any of its obligations under the agreement, (b) the inaccuracy of any warranty or representation of Depositor made in the agreement, (c)(i) any untrue statement or alleged untrue statement of a material fact or omission contained in any registration statement or prospectus relating to a Distributor-sold Policy or any interest offered under a Distributor-sold Policy or any amendment thereof, based on information provided in writing by Depositor after the date of the agreement, expressly for use by Allstate Life Insurance Company, as Administrator under the Administrative Services Agreement, in the preparation of such registration statement or prospectus, and (ii) any untrue statement or alleged untrue statement of a material fact or omission contained in any registration statement or prospectus or other product materials relating to an MBA-sold Policy or any interest offered under an MBA-sold Policy or any amendment thereof, except to the extent such statement or omission was made in reliance upon information furnished in writing to Depositor by Distributor after the date of the agreement; (d) any negligence or willful misconduct or violation of applicable law by Depositor and/or any of its officers, employees, agents or representatives in performing its obligations under the agreement with respect to the policies that are the subject of the agreement, and/or (e) any successful enforcement of the indemnity in the agreement; provided that, (x) Depositor will have no obligation to indemnify the Distributor to the extent such loss results from (i) any act or omission resulting from the negligence or willful misconduct of Distributor after the date of the agreement, or (ii) any violation by Distributor of its obligations under the agreement; and (y) Depositor will have no obligation under the agreement to indemnify the Distributor for any loss to the extent that such loss was caused by Allstate Life Insurance Company in its performance of services on behalf of Depositor under the Administrative Services Agreement.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the forgoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public Policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. PRINCIPAL UNDERWRITERS
Allstate Distributors, L.L.C., ("ADLLC") serves as principal underwriter and distributor of the Policies. ADLLC is a wholly-owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of FINRA.
As stated in the SAI, under the underwriting agreement for the Policies, Lincoln Benefit reimburses ADLLC for expenses incurred in distributing the Policies, including liability arising from services Lincoln Benefit provides on the Policies.
In addition to the Lincoln Benefit Life Variable Life Account, ADLLC serves as the principal distributor of certain life insurance policies and the following separate accounts:
Allstate Life Variable Life Separate Account A
Allstate Life of New York Variable Life Separate Account A
Allstate Life Insurance Co Variable Annuity Separate Account C
Intramerica Variable Annuity Account
Allstate Assurance Company Variable Life Separate Account

The following are the directors and officers of ADLLC. The principal business address of each of the officers and directors listed below is 3075 Sanders Road, Northbrook, IL 60062.

Name	Position with Distributor
GRANT S. ANDREW	MANAGER
JAMES M. FLEWELLEN	MANAGER AND CHAIRMAN OF THE BOARD
ANGELA K. FONTANA	MANAGER, VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
MARY JANE FORTIN	MANAGER
MARIO IMBARRATO	MANAGER
MARY K. NELSON	MANAGER AND PRESIDENT
P. JOHN RUGEL	MANAGER
BRIAN P. STRICKER	MANAGER
ERIC K. FERREN	SENIOR VICE PRESIDENT AND CONTROLLER
JESSE E. MERTEN	EXECUTIVE VICE PRESIDENT AND ASSISTANT TREASURER
CHRISTINA HWANG	SENIOR VICE PRESIDENT
MARIAN GOLL	VICE PRESIDENT AND TREASURER
COURTNEY V. WELTON	SENIOR VICE PRESIDENT AND CHIEF PRIVACY AND ETHICS OFFICER
DANA GOLDSTEIN	CHIEF COMPLIANCE OFFICER
DANIEL G. GORDON	VICE PRESIDENT AND ASSISTANT SECRETARY
LISETTE S. WILLEMSEN	ASSISTANT SECRETARY
CAROL E. LUNDAHL	VICE PRESIDENT AND ASSISTANT TREASURER

Item 31. LOCATION OF ACCOUNTS AND RECORDS
The Depositor, Lincoln Benefit Life Company, is located at 1221 N Street, Suite 200, Lincoln, Nebraska 68508.
The Principal Underwriter, ADLLC, is located at 3075 Sanders Road, Northbrook, Illinois 60062.
The Administrator of the Separate Account and the Administrative Service Provider, Allstate Life Insurance Company, is located at 3075 Sanders Road, Northbrook, IL 60062.
The Administrative Services Provider for the Policies, Alliance-One Services, Inc., is located at 1275 Sandusky Road, Jacksonville, Illinois 62650.
Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32. MANAGEMENT SERVICES
None.

Item 33. REPRESENTATION OF REASONABLENESS OF FEES
Lincoln Benefit Life Company hereby represents that the aggregate fees and charges deducted under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Benefit.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Rosemont, and the State of Illinois, on April 12, 2019.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
(Registrant)

By: LINCOLN BENEFIT LIFE COMPANY

By: /s/ W. Weldon Wilson
- - - - - - - - - - - - - - - - - - - - - - - - -
W. Weldon Wilson
Director, Chief Executive Officer and President

LINCOLN BENEFIT LIFE COMPANY
(Depositor)

By: /s/ W. Weldon Wilson
- - - - - - - - - - - - - - - - - - - - - - - - -
W. Weldon Wilson
Director, Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons and in the capacities indicated on April 12, 2019.

(Signature)	(Title)

*/ Stephen Campbell	Director
Stephen Campbell

*/ Richard Carbone	Director
Richard Carbone

*/ Clive Cowdery	Director
Clive Cowdery

*/ Ann Frohman	Director
Ann Frohman

*/ Jon Hack	Director
Jon Hack

*/ Robert Stein	Director
Robert Stein

*/ Grace Vandecruze	Director
Grace Vandecruze

/s/ W. Weldon Wilson	Director and Chief Executive Officer (principal executive officer)
W. Weldon Wilson

/s/ Mary Ellen Luning	President
Mary Ellen Luning

/s/ Forozan Nasery	Chief Financial Officer, Treasurer and Vice President
Forozan Nasery	(principal financial officer and principal accounting officer)

* By Forozan Nasery, pursuant to Power of Attorney

INDEX TO EXHIBITS
FOR POST-EFFECTIVE AMENDMENT TO
REGISTRATION STATEMENT ON FORM N-6
LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

EXHIBIT NO.	DESCRIPTION

26(k)	Opinion and Consent of Counsel

26(n)(1)	Consent of Independent Registered Public Accounting Firm - Deloitte & Touche, LLP

26(n)(2)	Consent of Independent Registered Public Accounting Firm - PricewaterhouseCoopers LLP

(99)(a)	Powers of Attorney for Stephen Campbell, Richard Carbone, Clive Cowdery, Ann Frohman, Jon Hack, Robert Stein and Grace Vandecruze